As filed with the U.S. Securities and Exchange Commission on July 23, 2012

Securities Act File No. 333-181649

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
  UNDER THE SECURITIES ACT OF 1933  ☒

  Pre-Effective Amendment No. 1  ☒

  Post-Effective Amendment No.   ☐

(Check appropriate box or boxes)

Morgan Stanley Focus Growth Fund

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 296-6970

(Area Code and Telephone Number)

Stefanie V. Chang Yu, Esq.
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Institutional Fund, Inc. have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FOCUS GROWTH PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 27, 2012

To the Shareholders of Focus Growth Portfolio:

Notice is hereby given of a Special Meeting of Shareholders (the "Meeting") of Focus Growth Portfolio ("MSIF Focus Growth"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), to be held in Conference Room 3N, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, at 9:00 a.m., New York time, on September 27, 2012, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 28, 2012 (the "Reorganization Agreement"), between the Company, on behalf of MSIF Focus Growth, and Morgan Stanley Focus Growth Fund ("Focus Growth"), pursuant to which substantially all of the assets and liabilities of MSIF Focus Growth will be transferred to Focus Growth in exchange for shares of Focus Growth of the Class described in the accompanying Proxy Statement and Prospectus and pursuant to which MSIF Focus Growth will be liquidated and terminated (the "Reorganization"). As a result of this transaction, shareholders of MSIF Focus Growth will become shareholders of Focus Growth, receiving shares of Focus Growth with a value equal to the aggregate net asset value of their shares of MSIF Focus Growth held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

Focus Growth is referred to herein as the "Acquiring Fund." MSIF Focus Growth is referred to herein as the "Acquired Fund."

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a form of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record of the Acquired Fund at the close of business on July 2, 2012 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Board of Directors of the Company recommends that you vote in favor of the Reorganization. WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE ELECTRONICALLY VIA TELEPHONE OR THE INTERNET.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

July 24, 2012

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY FOCUS GROWTH FUND

522 Fifth Avenue
New York, NY 10036
(800) 869-6397

This Proxy Statement and Prospectus is being furnished to shareholders ("Shareholders") of Focus Growth Portfolio ("MSIF Focus Growth"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), in connection with a Special Meeting of Shareholders (the "Meeting") to be held in Conference Room 3N, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, at 9:00 a.m., New York time, on September 27, 2012, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 28, 2012 (the "Reorganization Agreement"), between the Company, on behalf of MSIF Focus Growth, and Morgan Stanley Focus Growth Fund ("Focus Growth"), pursuant to which substantially all of the assets and liabilities of MSIF Focus Growth will be transferred to Focus Growth, in exchange for shares of Focus Growth of the Class described in this Proxy Statement and Prospectus and pursuant to which MSIF Focus Growth will be liquidated and terminated (the "Reorganization"). As a result of this transaction, shareholders of MSIF Focus Growth will become shareholders of Focus Growth receiving shares of Focus Growth with a value equal to the aggregate net asset value of their shares of MSIF Focus Growth held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

Focus Growth is referred to herein as the "Acquiring Fund." MSIF Focus Growth is referred to herein as the "Acquired Fund" and, along with the Acquiring Fund, the "Funds."

The terms and conditions of the transaction are more fully described in this Proxy Statement and Prospectus and in the form of Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of the Acquired Fund is the same as that of the Acquiring Fund set forth above. This Proxy Statement also constitutes a Prospectus of the Acquiring Fund, filed by the Acquiring Fund with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

Focus Growth is an open-end management investment company. The investment objective of Focus Growth is to seek long-term capital growth.

This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that Shareholders of the Acquired Fund should know before voting on the Reorganization Agreement. A copy of the Prospectus for the Acquiring Fund, dated April 30, 2012, as it may be amended and supplemented from time to time, is attached as Exhibit B and incorporated herein by reference. Also incorporated herein by reference is the Prospectus of MSIF Focus Growth, dated April 30, 2012, as it may be amended and supplemented from time to time.

In addition, also enclosed and incorporated herein by reference is the Annual Report of the Acquiring Fund for the fiscal year ended December 31, 2011. Also incorporated herein by reference is the Annual Report of the Company relating to MSIF Focus Growth for the fiscal year ended December 31, 2011. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated July 24, 2012, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 548-7786 with respect to the Acquired Fund and (800) 869-6397 with respect to the Acquiring Fund or by visiting the Commission's website at www.sec.gov.

Shareholders are advised to read and retain this Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated July 24, 2012.

PROXY STATEMENT AND PROSPECTUS

Synopsis	1

General	1

The Reorganization	1

Fee Tables	2

Annual Fund Operating Expenses	3

Portfolio Turnover	3

Tax Consequences of the Reorganization	4

Comparison of Acquired Fund and Acquiring Fund	4

Record Date; Quorum	8

Proxies	8

Expenses of Solicitation	9

Vote Required	9

Principal Risk Factors	10

Performance Information	11

The Reorganization	12

The Board's Considerations	12

The Reorganization Agreement	13

Tax Aspects of the Reorganization	14

Description of Shares	15

Capitalization Tables (unaudited)	15

Appraisal Rights	16

Comparison of Investment Objectives, Principal Policies and Restrictions	16

Investment Objectives and Policies	16

MSIF Focus Growth	16

Focus Growth	17

Investment Restrictions	17

Additional Information About the Acquiring Fund and the Acquired Fund	19

General	19

Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders	19

Financial Information	20

Shareholder Proposals	20

Management	20

Description of Shares and Shareholder Inquiries	20

Dividends, Distributions and Taxes	21

Purchases, Exchanges and Redemptions	21

Share Information	21

Financial Statements and Experts	23

Legal Matters	23

Available Information	23

Other Business	24

Exhibit A – Form of Agreement and Plan of Reorganization

Exhibit B – Prospectus of the Acquiring Fund dated April 30, 2012, as it may be amended and supplemented from time to time

Exhibit C – Annual Report for the Acquiring Fund for the fiscal year ended December 31, 2011

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which is attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

General

This Proxy Statement and Prospectus is being furnished to Shareholders of MSIF Focus Growth, a series of the Company, which is an open-end management investment company, in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies ("Proxies") to be used at the Meeting to consider the Reorganization. It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about July 27, 2012.

Pursuant to the Reorganization, Class P Shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, while Class I Shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. The shares to be issued by the Acquiring Fund pursuant to the Reorganization (the "Acquiring Fund Shares") will be issued at net asset value without any sales charges. Any subsequent purchases of Class A shares of the Acquiring Fund after the Reorganization by the former Class P Shareholders of the Acquired Fund will be subject to the initial sales charge schedule. See "Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions" below. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's current Prospectus, dated April 30, 2012, as it may be amended and supplemented from time to time (the "Acquiring Fund's Prospectus"), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

As of May 4, 2012, the Acquired Fund suspended offering Class P and Class I shares to new investors in anticipation of the Reorganization. The Acquiring Fund's Board of Trustees has authorized the issuance of the Acquiring Fund Shares to Shareholders of the Acquired Fund, in connection with the Reorganization.

The information concerning the Acquired Fund contained herein has been supplied by the Company. The information concerning the Acquiring Fund contained herein has been supplied by the Acquiring Fund.

The Reorganization

The Reorganization is being proposed because the Board of Directors of the Company has determined that it is in the best interests of the Acquired Fund and its Shareholders. The Reorganization will allow Shareholders to be invested in a fund that is managed according to similar investment objectives, strategies and restrictions with lower total operating expenses. See "The Reorganization—The Board's Considerations."

The Reorganization Agreement provides for the transfer of substantially all the assets of the Acquired Fund, and the assumption of liabilities, to the Acquiring Fund in exchange for Acquiring Fund Shares. The aggregate net asset value of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of net assets of the Acquired Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund to its Shareholders as of the Valuation Date (as defined below) in complete liquidation of the Acquired Fund and, without further notice, the outstanding shares of the Acquired Fund held by the Shareholders will then be redeemed and canceled as permitted by the Charter of the Company and applicable law. The Acquired Fund will thereafter be terminated as a series of the Company. As a result of the Reorganization, each Shareholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such Shareholder's pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, Class P Shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, while Class I Shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. The Board has determined that the interests of the Shareholders will not be diluted as a result of the Reorganization. The "Valuation Date" is the date, following the receipt of the requisite approval of the Reorganization Agreement by Shareholders, on which the number of Acquiring Fund Shares to be delivered to the Acquired Fund will be determined.

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For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, including the Directors who are not "interested persons" of the Acquired Fund ("Independent Board Members"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is advisable and in the best interests of the Acquired Fund and its Shareholders and recommends approval of the Reorganization.

Fee Tables

The following tables briefly describe the shareholder fees and annual Fund operating expenses that Shareholders of the Funds bear directly and indirectly from an investment in the Funds. Shareholder fees will not be charged on those Acquiring Fund Shares received in connection with the Reorganization. Each Fund pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of Focus Growth and MSIF Focus Growth for its fiscal year ended December 31, 2011. The tables also set forth pro forma fees for the surviving combined fund (Focus Growth) (the "Combined Fund") reflecting what the fee schedule would have been on December 31, 2011, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees
(fees paid directly from your investment)

MSIF Focus Growth (Acquired Fund)	Class P		Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None		None
Focus Growth (Acquiring Fund)	Class A		Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25	%(1)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None(2)		None
Pro Forma Combined Fund (Focus Growth)	Class A		Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25	%(1)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None(2)		None

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

MSIF Focus Growth (Acquired Fund)	Class P	Class I
Advisory Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.59%	0.59%
Total Annual Portfolio Operating Expenses*	1.34%	1.09%
Fee Waiver and/or Expense Reimbursement*	0.09%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.25%	1.00%

2

Focus Growth (Acquiring Fund)	Class A	Class I
Advisory Fees	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	0.96%	0.71%
Pro Forma Combined Fund (Focus Growth)	Class A	Class I
Advisory Fees	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	0.96%	0.71%

*  Morgan Stanley Investment Management Inc. ("MSIM"), the Acquired Fund's investment adviser, has agreed to reduce its advisory fee and/or reimburse the Acquired Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, will not exceed 1.00% for Class I and 1.25% for Class P. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either MSIF Focus Growth or Focus Growth for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a Shareholder's actual costs may be higher or lower, the table below shows a Shareholder's costs at the end of each period based on these assumptions.

MSIF Focus Growth (Acquired Fund)	1 Year	3 Years	5 Years	10 Years
Class P	$127	$397	$686	$1,511
Class I	$102	$318	$552	$1,225
Focus Growth (Acquiring Fund)
Class A	$618	$815	$1,028	$1,641
Class I	$73	$227	$395	$883
Pro Forma Combined Fund (Focus Growth)
Class A	$618	$815	$1,028	$1,641
Class I	$73	$227	$395	$883

Annual Fund Operating Expenses

The purpose of the foregoing fee tables is to assist Shareholders in understanding the various costs and expenses that a Shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Acquired Fund and Acquiring Fund—Investment Advisory Fees," "—Distribution Plan and Shareholder Services Plan Fees," "—Other Significant Fees" and "—Purchases, Exchanges and Redemptions" below.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating

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Expenses or in the Example, affect Fund performance. During the most recent fiscal year, Focus Growth's portfolio turnover rate was 32% of the average value of its portfolio.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Acquired Fund has requested an opinion of Dechert LLP to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the corresponding Acquiring Fund or the Acquired Fund's Shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Acquired Fund and Acquiring Fund

Investment Objective and Principal Investment Policies.  The investment objective and principal investment policies of each Fund are similar and are set forth below. Each Fund is a non-diversified fund. The principal differences between the principal investment policies of the Acquired Fund and the Acquiring Fund are more fully described under "Comparison of Investment Objectives, Principal Policies and Restrictions" below. The Acquired Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Acquired Fund's outstanding voting securities, as defined in the 1940 Act.

MSIF Focus Growth	Focus Growth
Investment Objective	Investment Objective

• seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies	• seeks long-term capital growth

Principal Investment Policies	Principal Investment Policies

• under normal market conditions, invests primarily in established and emerging companies with market capitalizations of $10 billion or more. Generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer	• normally invests at least 65% of its assets in a portfolio of common stocks (including depositary receipts)

• may invest up to 25% of its net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers	• up to 25% of its net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange

• equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features

• may invest in privately placed and restricted securities	• may invest in privately placed and restricted securities

4

MSIF Focus Growth	Focus Growth
• may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by MSIF Focus Growth will be counted toward its exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities	• may use foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy

• a non-diversified fund	• a non-diversified fund

Fund Management.  The current portfolio management team for the Acquired Fund is expected to continue to be primarily responsible for the day-to-day management of the Acquiring Fund. Each Fund is managed within MSIM's Growth team and, if the Reorganization is approved, Focus Growth is expected to continue to be managed within MSIM's Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of MSIF Focus Growth and Focus Growth, and those members that are expected to continue to be responsible for the day-to-day management of Focus Growth if the Reorganization is approved, are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1998, and has managed the Funds since 2004. Mr. Cohen, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1993, and has managed the Funds since 2004. Mr. Chainani, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1996, and has managed the Funds since 2004. Mr. Norton, an Executive Director of MSIM, has been associated with MSIM in an investment management capacity since 2000, and has managed the Funds since 2005. Mr. Yeung, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 2002, and has managed the Funds since 2007. Mr. Nash, an Executive Director of MSIM, has been associated with MSIM in an investment management capacity since 2002, and has managed the Funds since 2008. Mr. Lynch is the lead portfolio manager of MSIF Focus Growth and Focus Growth. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of MSIF Focus Growth and Focus Growth.

Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is provided in each Fund's Statement of Additional Information.

Investment Advisory Fees.  The Acquiring Fund and Acquired Fund each currently obtain advisory services from MSIM. MSIM is a wholly-owned subsidiary of Morgan Stanley with its principal office located at 522 Fifth Avenue, New York, NY 10036. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The annual advisory fee (as a percentage of daily net assets) payable by the Acquiring Fund and the Acquired Fund is set forth below. The Acquiring Fund pays its advisory fee on a monthly basis while the Acquired Fund pays its advisory fee on a quarterly basis.

Focus Growth:	0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the daily net assets exceeding $4.5 billion

MSIF Focus Growth:	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding

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$2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion

Comparison of Other Service Providers.  The following table identifies the principal service providers that service the Acquiring Fund and the Acquired Fund:

	Acquired Fund	Acquiring Fund
Administrator:	Morgan Stanley Investment Management Inc.	Morgan Stanley Services Company Inc.

Transfer Agent:	Morgan Stanley Services Company Inc.	Morgan Stanley Services Company Inc.

Custodian:	State Street Bank and Trust Company	State Street Bank and Trust Company

Distributor:	Morgan Stanley Distribution, Inc.	Morgan Stanley Distribution, Inc.

Independent Registered Public Accounting Firm:	Ernst & Young LLP	Ernst & Young LLP

Distribution Plan and Shareholder Services Plan Fees.

Descriptions of the Plans.  The Company has adopted a shareholder services plan (the "MSIF Plan") with respect to Class P shares of the Acquired Fund. For a complete description of the MSIF Plan, see the section entitled "Shareholder Information—Distribution of Portfolio Shares" in the Acquired Fund's Prospectus, incorporated herein by reference, and the section entitled "Distribution and Shareholder Services Plans" in the Company's Statement of Additional Information.

The Acquiring Fund has adopted a plan of distribution with respect to its Class A shares, pursuant to Rule 12b-1 under the 1940 Act (the "MS Plan"). Under the MS Plan, the Acquiring Fund pays distribution and/or shareholder services fees in connection with the sale and distribution of its shares and the provision of ongoing services to Shareholders and the maintenance of shareholder accounts. For a complete description of the MS Plan, see the section entitled "Share Class Arrangements" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B, and the section entitled "Rule 12b-1 Plan" in the Acquiring Fund's Statement of Additional Information.

Class P Shares of Acquired Fund/Class A Shares of Acquiring Fund.  Under the MSIF Plan, the Acquired Fund may pay a shareholder services fee of up to 0.25% of Class P shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P shares.

Under the MS Plan, the Acquiring Fund may pay up to 0.25% of its average daily net assets attributable to Class A shares for distribution-related expenses and for the provision of ongoing services to Shareholders.

Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund.  Class I shares of the Acquired Fund are not subject to the MSIF Plan and Class I shares of the Acquiring Fund are not subject to the MS Plan.

Other Significant Fees.  The Acquired Fund and Acquiring Fund each pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions.  The Acquiring Fund's Board of Trustees has authorized the issuance of the Acquiring Fund Shares in connection with the Reorganization.

Class P Shares of Acquired Fund/Class A Shares of Acquiring Fund

Minimum Investments.  The minimum initial investment for Class P shares of the Acquired Fund generally is $1,000,000. If the value of an investor's account falls below the minimum initial investment amount for Class P shares as a result of share redemptions or if such investor no longer meets one of the waiver criteria, the investor's account may

6

be subject to involuntary conversion (to another class of shares offered by the Acquired Fund (if an account meets the minimum investment amount for such class)) or involuntary redemption. Shareholders will be notified prior to any such conversion or redemption.

The minimum initial investment for Class A shares of the Acquiring Fund is $1,000 for regular accounts and individual retirement accounts; $500 for Coverdell Education Savings Accounts; and $100 for purchase plans that allow you to transfer money automatically from your checking or savings account or from a Morgan Stanley Money Market Fund on a semi-monthly, monthly or quarterly basis ("EasyInvest®"). The minimum subsequent investment amount for Class A shares of the Acquiring Fund is $100 for all account types, except for an account opened through EasyInvest®, which requires a Shareholder's schedule of investments to total $1,000 in 12 months. For further information relating to the minimum investment amounts for Class A shares of the Acquiring Fund, please see the section entitled "Shareholder Information—How To Buy Shares" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B.

Sales Charges.  Class P shares of the Acquired Fund are not subject to a sales charge.

Class A shares of the Acquiring Fund are subject to an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of Class A shares in amounts of $25,000 or more. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. For further information relating to the initial sales charge for Class A shares of the Acquiring Fund, please see the section entitled "Share Class Arrangements" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B.

The initial sales charge or CDSC applicable to Class A shares of the Acquiring Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Acquiring Fund after the Reorganization by the former Class P Shareholders of the Acquired Fund will be subject to the initial sales charge schedule.

Exchange Privileges.  Class P shares of the Acquired Fund may be exchanged for shares of the same class of any other available portfolio of the Company and available portfolios of Morgan Stanley Institutional Fund Trust (each, an "Exchange Fund"). Exchanges are effected based on the respective net asset values of the applicable portfolios.

Class A shares of the Acquiring Fund may be exchanged for shares of the same class of any other continuously offered Morgan Stanley Multi-Class Fund, or for shares of a Morgan Stanley Money Market Fund or the Morgan Stanley Limited Duration U.S. Government Trust (together the "Morgan Stanley Funds"), based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Class A shares of the Acquiring Fund may be exchanged for shares of any Morgan Stanley Fund only if shares of that Morgan Stanley Fund are available for sale.

Each Fund provides telephone exchange privileges to its Shareholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—How to Exchange Shares" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B. For greater details relating to exchange privileges applicable to the Acquired Fund, see the section entitled "Shareholder Information—How To Redeem Class I, Class P and Class L Shares—Exchange Privilege" in the Acquired Fund's Prospectus, incorporated herein by reference.

Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund

Minimum Investments.  The minimum initial investment for Class I shares of the Acquired Fund generally is $5,000,000. If the value of an investor's account falls below the minimum initial investment amount for Class I shares as a result of share redemptions or if such investor no longer meets one of the waiver criteria, the investor's account may be subject to involuntary conversion (to another class of shares offered by the Acquired Fund (if an account meets the minimum investment amount for such class)) or involuntary redemption. Shareholders will be notified prior to any such conversion or redemption.

Class I shares of the Acquiring Fund are offered only to investors meeting an initial investment minimum of $5,000,000 ($25,000,000 for employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), for which an entity independent from Morgan Stanley serves as record-keeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans")) and are available only to limited categories of investors. For further information relating

7

to minimum investment requirements for Class I shares of the Acquiring Fund, please see the section entitled "Shareholder Information—How To Buy Shares" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B.

The minimum initial investment for Class I shares of the Acquiring Fund will be waived for the life of the Combined Fund for Class I Shareholders of the Acquired Fund that are Morgan Stanley Eligible Plans and that receive Class I shares of the Acquiring Fund in connection with the Reorganization.

Sales Charges.  Class I shares of the Acquired Fund and the Acquiring Fund are not subject to either an initial sales charge or a CDSC.

Exchange Privileges.  Class I shares of the Acquired Fund may be exchanged for shares of the same class of any Exchange Fund. Exchanges are effected based on the respective net asset values of the applicable portfolios.

Class I shares of the Acquiring Fund may be exchanged for shares of the same class of any other continuously offered Morgan Stanley Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to minimum purchase requirements and certain limitations. Class I shares of the Acquiring Fund may be exchanged for shares of any Morgan Stanley Fund only if shares of that Morgan Stanley Fund are available for sale. Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Shareholders of the Combined Fund exchanging into another Morgan Stanley Fund; however, Shareholders must satisfy the applicable Class I minimum initial investment amount of that Morgan Stanley Fund at the time of the exchange.

Each Fund provides telephone exchange privileges to its Shareholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—How to Exchange Shares" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B. For greater details relating to exchange privileges applicable to the Acquired Fund, see the section entitled "Shareholder Information—How To Redeem Class I, Class P and Class L Shares—Exchange Privilege" in the Acquired Fund's Prospectus, incorporated herein by reference.

Dividends.  Each Fund declares dividends separately for each of its classes. Focus Growth pays dividends from net investment income, if any, semi-annually and distributes net realized capital gains, if any, semi-annually. Such Fund, however, may retain and reinvest any long-term capital gains. MSIF Focus Growth pays dividends from net investment income, if any, annually and distributes net realized capital gains, if any, at least annually. Dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of such Fund at net asset value unless the shareholder instructs otherwise.

Record Date; Quorum

Each Board has fixed the close of business on July 2, 2012 as the record date (the "Record Date") for the determination of Shareholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 1,430,666 shares of MSIF Focus Growth issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class of the Acquired Fund will vote together as a single class in connection with the Reorganization Agreement. The holders of one-third of the shares issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

Proxies

The enclosed form of Proxy for the Acquired Fund, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of MSIF Focus Growth, 522 Fifth Avenue, New York, NY 10036; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone

8

telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization with respect to the Acquired Fund is not obtained at the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of MSIF Focus Growth present in person or by Proxy at the Meeting. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those Proxies required to be voted against the Reorganization. Abstentions will not be voted either for or against any such adjournment. Additionally, in the event the necessary quorum is not obtained, any officer entitled to preside at, or act as secretary of, the Meeting has the power to adjourn the Meeting from time to time.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, Shareholders will need the number that appears on the Proxy Card. In certain instances, a proxy solicitor may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by Shareholders.

Expenses of Solicitation

Solicitation of Proxies is being made primarily by the mailing of this Proxy Statement and Prospectus with its enclosures. In addition to the solicitation of Proxies by mail, employees of MSIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Acquired Fund may retain Computershare Fund Services, a professional proxy solicitation firm, to assist with any necessary solicitation of Proxies. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $3,926. The expenses of the Reorganization, including the cost of printing, filing and proxy solicitation (including the aforementioned cost of additional telephone solicitation by Computershare Fund Services), and legal and accounting expenses, are expected to be approximately $228,863 ($134,400 of which will be borne by MSIF Focus Growth (which represents the estimated shareholder expense savings during the two year period following the closing of the Reorganization)). The remainder of the Reorganization expenses will be borne by MSIM.

Vote Required

Approval of the Reorganization by Shareholders requires the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Acquired Fund, or (2) 67% or more of the shares of the Acquired Fund represented at the Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by Proxy. Abstentions are not considered votes "FOR" the Reorganization at the Meeting. As a result, abstentions have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

If the Reorganization is not approved by Shareholders of the Acquired Fund, the Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

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PRINCIPAL RISK FACTORS

The principal risks of investing in the Acquiring Fund are similar to those of investing in the Acquired Fund. The value of an investment in each of the Funds is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.

Common Stock and other Equity Securities. A principal risk of investing in the Focus Growth is associated with its common stock investments. In general, common stock values fluctuate and sometimes widely fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors. MSIF Focus Growth may invest in common stock and other equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries.

While each Fund principally invests in large, established companies, each Fund may invest in medium- and small-capitalization companies. Investing in securities of medium- and small-capitalization growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

MSIF Focus Growth may principally invest in convertible securities. To the extent that MSIF Focus Growth invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Focus Growth may invest in convertible securities but does not principally invest in such securities.

Foreign and Emerging Market Securities. Each Fund may invest in foreign and emerging market securities. Each Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, each Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

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The foreign securities in which each Fund may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, each Fund also may enter into foreign currency forward exchange contracts. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, each Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Privately Placed and Restricted Securities. Each Fund's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities at certain times.

Non-Diversified Risk. Each Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, each Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, each Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Acquiring Fund, see "Additional Information about the Fund's Investment Objective, Principal Investment Strategies and Risks" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B. For a more complete discussion of the risks of the Acquired Fund, see "Details of the Portfolio—Focus Growth Portfolio—Risks" and "Additional Information About the Portfolios' Investment Strategies and Related Risks" in the Acquired Fund's Prospectus, incorporated herein by reference.

PERFORMANCE INFORMATION

For a discussion of the Acquiring Fund's performance information, see "Fund Summary—Past Performance" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B.

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THE REORGANIZATION

The Board's Considerations

The Board, including the Independent Board Members, unanimously declared advisable and approved the Reorganization on behalf of the Acquired Fund and determined to recommend that Shareholders of the Acquired Fund approve the Reorganization. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the Acquiring Fund's substantially larger asset base and the comparative expenses currently incurred in the operations of the Acquiring Fund. The Board also considered other factors, including, but not limited to, the similarity of the investment objective of the Acquiring Fund; the continuity of the portfolio management team; the current and future sales and asset growth potential of the Funds; that the total expenses of the Shareholders of the Acquired Fund would be lower as a result of the Reorganization; the annual expense savings for Shareholders of the Acquired Fund; the terms and conditions of the Reorganization, which would affect the price of shares to be issued in the Reorganization; that there is not expected to be a significant amount of portfolio turnover as a result of the Reorganization; that capital loss carryforwards would not be lost as a result of the Reorganization; the tax-free nature of the Reorganization; and the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, which will be borne by the Acquired Fund, up to a maximum of $134,400, in connection with the Reorganization.

The Board considered information provided by MSIM. The parties discussed the overlap among Morgan Stanley Fund offerings, and the goal of finding a cost effective solution to streamline the Morgan Stanley fund offerings, reducing costs to shareholders and removing potential point of sale conflicts in the marketplace. The parties also discussed the exchangeability among funds within the Morgan Stanley fund family and the waivers of sales charges and minimum investment amounts applicable to the Acquiring Fund for Shareholders of the Acquired Fund in connection with the Reorganization.

The Board discussed with MSIM the foreseeable short- and long-term effects on the Acquired Fund and its Shareholders. The members of the Board who are not "interested persons" of the Acquired Fund, as that term is defined in the 1940 Act, conferred separately with their counsel about the Reorganization on several occasions.

In connection with the Board review of the Reorganization, MSIM advised the Board about a variety of matters, including, but not limited to:

1.  the continuity of the portfolio management team before and after the Reorganization;

2.  the similar investment process and objectives of the Acquired Fund and Acquiring Fund;

3.  the Acquiring Fund will have lower total operating expenses;

4.  the current and future sales and asset growth potential of the Funds;

5.  the estimated expenses of the Reorganization; and

7.  while the Reorganization may delay when capital losses can be utilized, there is no expectation that any amount of losses would be written off.

In their deliberations, the Board considered all information they received, as described above, as well as advice and analysis from its counsel. The Board considered the Reorganization and the impact of the Reorganization on the Acquired Fund and its Shareholders. The Board concluded, based on all of the information presented, that the Reorganization is advisable and in the best interest of the Acquired Fund's Shareholders and that Shareholders will not be diluted as a result thereof, and decided to recommend that the Acquired Fund's Shareholders approve the Reorganization.

If Shareholders of the Acquired Fund do not approve the Reorganization, the Board will consider other courses of action for the Acquired Fund.

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The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) the Acquired Fund will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents and receivables, to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of stated liabilities of the Acquired Fund, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be liquidated and terminated; and (iv) the outstanding shares of the Acquired Fund would be redeemed and canceled without further notice, as permitted by the charter of the Company and applicable law.

The number of Acquiring Fund Shares to be delivered to the Acquired Fund will be determined by dividing the aggregate net asset value of each class of shares of the Acquired Fund acquired by the Acquiring Fund by the net asset value per share of the corresponding class of shares of the Acquiring Fund; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as the Acquiring Fund and Acquired Fund may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class I shares of the Acquired Fund had an aggregate net asset value of $100,000. If the net asset value per Class I share of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of Class I shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class I shares of the Acquiring Fund would be distributed to the former Class I shareholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, the Acquired Fund will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. Each Shareholder will receive the class of shares of the Acquiring Fund that corresponds to the class of shares of the Acquired Fund currently held by that Shareholder. Accordingly, the Acquiring Fund Shares will be distributed as follows: each of the Class I shares of the Acquiring Fund will be distributed to holders of the Class I shares of the Acquired Fund and each of the Class A shares of the Acquiring Fund will be distributed to holders of Class P shares of the Acquired Fund. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund's Shares to each Shareholder.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of the Company, on behalf of the Acquired Fund, and the Acquiring Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by June 28, 2013, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, the Acquired Fund shall either pay or make provision for all of its liabilities to former Shareholders of the Acquired Fund that received Acquiring Fund Shares. The Acquired Fund shall be terminated following the distribution of Acquiring Fund Shares to Shareholders of record of the Acquired Fund.

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The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of the Acquired Fund and reinvest the proceeds in the Acquiring Fund Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if the Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of the Acquired Fund at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

To the extent that a Shareholder holds shares of the Acquired Fund through a retirement plan separate account for which the Acquiring Fund is not an investment option, the disposition of such Shareholder's shares will be governed by such Shareholder's contract with the retirement plan.

Tax Aspects of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to Shareholders who may be subject to special treatment under federal income tax laws.

Tax Consequences of the Reorganization to Shareholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund have requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Acquired Fund and the Acquiring Fund:

1.  The transfer of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to Shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by such Acquiring Fund of the stated liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to Shareholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

4.  No gain or loss will be recognized by Shareholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

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5.  The aggregate tax basis for the Acquiring Fund Shares received by each Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in the Acquired Fund surrendered by such Shareholder in exchange therefor;

6.  The holding period of the Acquiring Fund Shares to be received by each Shareholder will include the period during which the shares in the Acquired Fund surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

8.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable. The advice of counsel is not binding on the IRS or the courts and neither the Acquired Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding the Acquiring Fund's shares, see "Shareholder Information" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B.

Capitalization Tables (unaudited)

The following tables set forth the capitalization of the Acquired Fund as of June 29, 2012 and the Acquiring Fund on a pro forma combined basis as if the Reorganization had occurred on that date:

MSIF Focus Growth (Acquired Fund)	Class P	Class I	Total
Net Assets	$1,923,326	$26,779,990	$28,703,316
Pro Forma Adjustments†	$(9,006)	$(125,394)	$(134,400)
Net Assets minus Pro Forma Adjustments	$1,914,320	$26,654,596	$28,568,916
Shares Outstanding	98,907	1,331,924	1,430,831
Net Asset Value Per Share	$19.35	$20.01	—
Focus Growth (Acquiring Fund)	Class A	Class I	Total
Net Assets	$1,083,468,845	$380,962,820	$1,464,431,665
Shares Outstanding	29,215,530	9,886,400	39,101,930
Net Asset Value Per Share	$37.09	$38.53	—

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Pro Forma Combined Fund (Focus Growth)	Class A	Class I	Total
Net Assets	$1,085,383,165	$407,617,416	$1,493,000,581
Shares Outstanding	29,267,143	10,578,188	39,845,331
Net Asset Value Per Share	$37.09	$38.53	—

†  Reflects the charge for estimated reorganization expenses of $9,006 and $125,394 by Class P shares and Class I shares, respectively, of MSIF Focus Growth.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives of the Acquiring Fund and the Acquired Fund are set forth in the table below:

	MSIF Focus Growth	Focus Growth
Investment Objective	• seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies	• seeks long-term capital growth

	• MSIF Focus Growth's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Focus Growth's outstanding voting securities, as defined in the 1940 Act	• Focus Growth's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Focus Growth's outstanding voting securities, as defined in the 1940 Act

MSIF Focus Growth

Under normal market conditions, MSIM seeks to achieve the MSIF Focus Growth's investment objective by investing primarily in established and emerging companies with market capitalizations of $10 billion or more. MSIF Focus Growth generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile.

Fundamental research drives the investment process. MSIM studies on an ongoing basis company developments, including business strategy and financial results. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

MSIF Focus Growth's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. MSIF Focus Growth may invest in privately placed and restricted securities.

MSIM may invest up to 25% of MSIF Focus Growth's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

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MSIF Focus Growth may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the MSIF Focus Growth will be counted toward its exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Focus Growth

Focus Growth normally invests at least 65% of its assets in a portfolio of common stocks (including depositary receipts).

MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, MSIM seeks to invest primarily in established and emerging high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of Focus Growth's net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Focus Growth may invest in privately placed and restricted securities.

Focus Growth may also utilize derivative instruments as discussed herein. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. Focus Growth may use foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

In pursuing Focus Growth's investment objective, MSIM has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, MSIM in its discretion may determine to use some permitted trading strategies while not using others.

Investment Restrictions

The investment restrictions adopted by the Acquired Fund and the Acquiring Fund as fundamental policies are similar. The Acquiring Fund's investment restrictions are summarized under the caption "Fund Policies/Investment Restrictions" in the Acquiring Fund's Statement of Additional Information, dated April 30, 2012, as it may be amended and supplemented from time to time. The Acquired Fund's investment restrictions are summarized under the caption "Investment Limitations" in the Company's Statement of Additional Information, dated April 30, 2012, as it may be amended and supplemented from time to time. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio. The differences in the investment restrictions adopted by the Funds as fundamental policies are discussed below:

1.  The Acquired Fund may not write or acquire options or interests in oil, gas or other mineral exploration or development. The Acquiring Fund is not subject to this investment restriction.

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The non-fundamental investment restrictions of the Acquiring Fund and the Acquired Fund are set forth below:

MSIF Focus Growth

MSIF Focus Growth will not:

(1)  purchase on margin or sell short except (i) that MSIF Focus Growth may enter into option transactions and futures contracts as described in the Acquired Fund's Prospectus; and (ii) that MSIF Focus Growth may purchase and sell options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments, as described in the "Investment Limitations" section of the Company's Statement of Additional Information, dated April 30, 2012, as it may be amended and supplemented from time to time;

(2)  make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the Acquired Fund's Prospectus) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

(3)  borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of its total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets; and

(4)  invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

MSIF Focus growth will satisfy the diversification requirements for tax treatment as a regulated investment company ("RIC"). As a result, MSIF Focus Growth will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of its total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs). Prior to the close of each quarter (or within 30 days thereafter), MSIF Focus Growth's holdings may be less diversified and are not required to satisfy any diversification test.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of MSIF Focus Growth's assets or in total or net assets of MSIF Focus Growth will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

Focus Growth

Focus Growth will not:

(1)  make short sales of securities, except short sales against the box; and

(2)  invest its assets in the securities of any investment company except as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the Commission under the 1940 Act; or (iii) an exemption or other relief applicable to Focus Growth from the provisions of the 1940 Act.

Focus Growth has an operating policy, which may be changed by its Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, Focus Growth may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Focus Growth.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

General

For a discussion of the organization and operation of the Acquiring Fund, see "Fund Summary" and "Fund Details—Fund Management" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B, and "Fund History" in the Acquiring Fund's Statement of Additional Information.

For a discussion of the organization and operation of the Acquired Fund, see "Portfolio Summary" and "Fund Management" in the Acquired Fund's Prospectus. For a discussion of the organization and operation of the Company, see "General Information—Fund History" in the Company's Statement of Additional Information.

Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders

The Acquiring Fund is organized as a Massachusetts business trust that is governed by its Declaration of Trust, as amended and supplemented, its Amended and Restated Bylaws and Massachusetts law. The Acquired Fund is organized as a separate series of the Company, a Maryland corporation that is governed by its Charter and Bylaws, as amended, and Maryland law.

While Maryland corporate law contains many provisions specifically applicable to management investment companies and Massachusetts statutory trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the Funds' organizational documents contain certain differences summarized below. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws.

Consistent with Maryland law, the Company's Board of Directors, on behalf of the Acquired Fund, has authorized the issuance of a specific number of shares, although the organizational documents authorize such Board of Directors to increase or decrease, from time to time, as it considers necessary, the aggregate number of shares of stock or of any class of stock which the Company has the authority to issue. Consistent with Massachusetts law, the Acquiring Fund is authorized to issue an unlimited number of shares. The Acquiring Fund's and the Company's organizational documents allow the respective Board of Directors/Trustees to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

Neither the Charter nor the By-Laws of the Company contain specific provisions regarding the personal liability of Shareholders. However, under the Maryland General Corporation Law, Shareholders of a Maryland corporation generally will not be held personally liable for the acts or obligations of the corporation, except that a shareholder may be liable to the extent that (i) consideration for the shares has not been paid, (ii) the shareholder knowingly accepts a distribution in violation of the charter or Maryland law, or (iii) the shareholder receives assets of the corporation upon its liquidation and the corporation is unable to meet its debts and obligations, in which case the shareholder may be liable for such debts and obligations to the extent of the assets received in the distribution.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Acquiring Fund. However, the Declaration of Trust of the Acquiring Fund contains an express disclaimer of shareholder liability for acts or obligations of the Acquiring Fund, requires that notice of such Acquiring Fund obligations include such disclaimer, and provides for indemnification out of the Acquiring Fund's property for any shareholder held personally liable for the obligations of the Acquiring Fund.

Neither Fund is required, nor does it anticipate, holding annual meetings of its Shareholders. Each Fund has certain mechanics whereby Shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or the applicable Fund's organizational documents or deemed desirable by their Boards.

19

The business of the Acquiring Fund and the Acquired Fund is supervised by the respective Boards of the Acquiring Fund and the Company. The responsibilities, powers and fiduciary duties of directors under Maryland law are generally similar in certain respects to those for trustees under Massachusetts law, although significant differences do exist and shareholders should refer to the provisions of the Acquiring Fund's and the Company's applicable organizational documents and applicable law for a more thorough comparison. For the Acquiring Fund and the Acquired Fund, trustee/director vacancies may be filled by approval of a majority of the trustees/directors then in office subject to provisions of the 1940 Act. The term of a trustee/director lasts until the election of such person's successor or until such person's earlier resignation or removal. In addition, the Acquiring Fund's Declaration of Trust specifies that a Trustee's term will terminate in the event of the death, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. Directors of the Company may be removed with or without cause by vote of a majority of the shares present in person or by proxy at a meeting, provided a quorum is present. Trustees of the Acquiring Fund may be removed with or without cause by the action of the shareholders of record of not less than two-thirds of the shares outstanding or by the action of two-thirds of the remaining Trustees.

The foregoing is only a summary of certain differences between the Acquiring Fund and the Acquired Fund under applicable law. It is not intended to be a complete list of differences and Shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statements with the Commission, and Shareholders may obtain copies of such documents as described herein.

Financial Information

For certain financial information about each Fund, see "Financial Highlights" with respect to such Fund in its Prospectus.

Shareholder Proposals

Each Fund does not hold regular annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of either the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the Commission require that, among other things, a shareholder's proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Management

For information about the Board, MSIM and the distributor of the Acquiring Fund, see "Fund Details—Fund Management" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B, and "Management of the Fund" in the Acquiring Fund's Statement of Additional Information.

For information about the Board of Directors, MSIM and the distributor of the Acquired Fund, see "Fund Management—Adviser" in the Acquired Fund's Prospectus and "Management of the Fund" in the Company's Statement of Additional Information.

Description of Shares and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of the Acquiring Fund, and information regarding Shareholder inquiries, see "Capital Stock and Other Securities" in the Acquiring Fund's Statement of Additional Information, as well as "Shareholder Information—Additional Information" in the Acquiring Fund's Prospectus, attached hereto as Exhibit B.

For a description of the nature and most significant attributes of shares of the Acquired Fund, and information regarding Shareholder inquiries, see "General Information" in the Company's Statement of Additional Information, as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquired Fund's Prospectus.

20

Dividends, Distributions and Taxes

For a discussion of the Acquiring Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Distributions" in its Prospectus, "Taxation of the Fund and Shareholders" in the Acquiring Fund's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

For a discussion of the Acquired Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions; Taxes" in its Prospectus, "Taxes" in the Company's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

Purchases, Exchanges and Redemptions

For a discussion of how the Acquiring Fund's shares may be purchased, exchanged and redeemed, see "Shareholder Information—How to Buy Shares; How to Exchange Shares; and How to Sell Shares" in the Acquiring Fund's Prospectus, "Purchase, Redemption and Pricing of Shares" in the Acquired Fund's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of how the Acquired Fund's shares may be purchased, exchanged and redeemed, see "Shareholder Information—How To Purchase Class I, Class P and Class L Shares; and How To Redeem Class I, Class P and Class L Shares" in the Acquired Fund's Prospectus, "Purchase of Shares" and "Redemption of Shares" in the Company's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of the Acquiring Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Fund Shares" in its Prospectus, attached hereto in Exhibit B.

For a discussion of the Acquired Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in its Prospectus.

SHARE INFORMATION

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of MSIF Focus Growth as of the Record Date:

Shareholder	Percentage of Outstanding Shares
Class I
TRUKAN & CO PO BOX 3699 WICHITA KS 67201-3699	54.1858%
MORGAN STANLEY CO 1585 BROADWAY NY NY 10036-8200	13.6149%
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	6.3207%

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Shareholder	Percentage of Outstanding Shares
Class P
NORWEST BANK COLORADO NA CUSTODIAN FBO BAYONNE HOSP 403B TAX SHELTRED C/O GREAT WEST 8515 E ORCHARD RD 2T2 ENGLEWOOD CO 80111-5002	26.3418%
BRIAN T MARSHAL 87 MONROE STREET PELHAM NY 10803-3217	23.8617%
NATIONAL FINCL SERVICES 200 LIBERTY ST NEW YORK NY 10281-1003	12.8196%
MORGAN STANLEY & CO FBO BRUCE R YORK 8210 SE 33RD PL MERCER ISLAND WA 98040-3029	12.5617%
HERMINE HILTON 26666 SEAGULL DR C111 MALIBU CA 90265-4548	10.9847%
MORGAN STANLEY CO FBO STACEY ELIZABETH NICHOLAS 15 ENTERPRISE SUITE 550 ALISO VIEJO CA 92656-2656	6.7614%

As of the Record Date, the directors and officers of MSIF Focus Growth, as a group, owned less than 1% of the outstanding shares of MSIF Focus Growth.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Focus Growth as of the Record Date:

Shareholder	Percentage of Outstanding Shares
Class A
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	71.9001%
STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318	5.3259%

22

Shareholder	Percentage of Outstanding Shares
Class I
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	48.993%
SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	12.2810%
SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	10.4606%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.9599%
SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.2662%

As of the Record Date, the trustees and officers of Focus Growth, as a group, owned less than 1% of the outstanding shares of Focus Growth.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund, each for the fiscal year ended December 31, 2011, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have each been audited by Ernst & Young LLP, the Company's and the Acquiring Fund's independent registered public accounting firm (except that the financial information for the Acquiring Fund for the fiscal years ended prior to 2011 was audited by the Acquiring Fund's prior independent registered public accounting firm). Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Acquiring Fund's Prospectus dated April 30, 2012, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 41 to the Acquiring Fund's Registration Statement on Form N-1A (File Nos. 002-66269; 811-02978); (ii) the Acquired Fund's

23

Prospectus dated April 30, 2012, which Prospectus forms a part of Post-Effective Amendment No. 104 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); (iii) the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2011; and (iv) the Company's Annual Report relating to the Acquired Fund for its fiscal year ended December 31, 2011.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy materials, reports and other information about the Funds which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Funds and the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of the Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

  By Order of the Board of Trustees,

  Mary E. Mullin
  Secretary

July 24, 2012

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Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of June 28, 2012, by and between                                                                            , a Massachusetts business trust ("Acquiring Fund"), and MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Company"), a Maryland corporation, on behalf of                           ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and the issuance by Acquiring Fund of shares of beneficial interest, par value $0.01 per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Acquired Fund in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company, on behalf of Acquired Fund, agrees to assign, deliver and otherwise transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund, and Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2  (a)  The "Acquired Fund Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date.

  (b)  On or prior to the Valuation Date, the Company, on behalf of Acquired Fund, will provide Acquiring Fund with a list of all of Acquired Fund's assets to be assigned, delivered and otherwise transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. The Company, on behalf of Acquired Fund, reserves the right to sell any of the securities on such list but will not, without the prior approval of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by Acquiring Fund. Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3  The Company, on behalf of Acquired Fund, will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. Acquiring Fund will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of the Company, on behalf of Acquired Fund, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4  In order for the Acquired Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Company, on behalf of Acquired Fund, will on or before the Valuation Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5  On the Closing Date or as soon as practicable thereafter, the Company, on behalf of Acquired Fund, will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to Acquired Fund's shareholders of record determined as of the close of business on the Valuation Date ("Acquired Fund Shareholders"). Each Acquired Fund Shareholder will receive the class of shares of Acquiring Fund that corresponds to the class of shares of Acquired Fund currently held by that Acquired Fund shareholder. Accordingly, the Acquiring Fund Shares will be distributed as follows: each of the Class I shares of Acquiring Fund will be distributed to holders of Class I shares of Acquired Fund and each of the Class A shares of Acquiring Fund will be distributed to holders of Class P shares of Acquired Fund. Such distribution will be accomplished by an instruction, signed by the Company's Secretary, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund shareholders. All issued and outstanding shares of Acquired Fund simultaneously will be redeemed and canceled on Acquired Fund's books without further notice, as permitted by the charter of the Company and applicable law.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus, as supplemented, and the Acquiring Fund's Statement of Additional Information.

1.7  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is dissolved and terminated pursuant to paragraph 1.9.

1.9  Within one year after the Closing Date, the Company, on behalf of Acquired Fund, shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Acquired Fund, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be terminated following the making of all distributions pursuant to paragraph 1.5.

1.10  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.  Valuation

2.1  The value of the Acquired Fund Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval of this Agreement by shareholders of Acquired Fund or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Acquiring Fund's then current Prospectus, as supplemented, and the Acquiring Fund's Statement of Additional Information.

2.2  The net asset value of an Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Acquiring Fund's then current Prospectus, as supplemented, and the Acquiring Fund's Statement of Additional Information.

2.3  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4  All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Acquiring Fund. Acquiring Fund, shall cause Morgan Stanley Services to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Focus Growth Fund."

3.3  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Acquiring Fund, and the Company, on behalf of Acquired Fund, accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4  If requested, the Company, on behalf of Acquired Fund, shall deliver to Acquiring Fund, or its designee (a) at the Closing, a list, certified by the Company's Secretary, of the names, addresses and taxpayer identification numbers of the Acquired Fund shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Acquiring Fund shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1  Except as otherwise expressly provided herein, the Company, on behalf of Acquired Fund, and Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2  Acquiring Fund will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). The Company will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. Acquiring Fund, and the Company, on behalf of Acquired Fund, agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3  The Company, on behalf of Acquired Fund, will call a meeting of Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The Company, on behalf of Acquired Fund, will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Acquiring Fund will furnish the Company, on behalf of Acquired Fund, with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4  The Company, on behalf of Acquired Fund, will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5  Subject to the provisions of this Agreement, Acquiring Fund and the Company, on behalf of the Acquired Fund, agree that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6  The Company, on behalf of the Acquired Fund, shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by the Company's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, the Company, on behalf of the Acquired Fund, shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by the Company's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7  As soon after the Closing Date as is reasonably practicable, Acquiring Fund (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8  Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1  Acquiring Fund represents and warrants to the Company, on behalf of Acquired Fund, as follows:

  (a)  Acquiring Fund is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

  (b)  Acquiring Fund is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of the Acquiring Fund and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  Acquiring Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Declaration of Trust or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for its last completed fiscal year, audited by Ernst & Young LLP (except that the financial information for the Acquiring Fund for the fiscal years ended prior to 2011 was audited by the Acquiring Fund's prior independent registered accounting firm) (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquiring Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since December 31, 2011, there has been no change by Acquiring Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

  (n)  The information furnished or to be furnished by Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2  The Company, on behalf of the Acquired Fund, represents and warrants to Acquiring Fund as follows:

  (a)  Acquired Fund is series of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  The Company is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus, as supplemented, of Acquired Fund and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquired Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company, and subject to the approval of Acquired Fund's shareholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code for its final taxable year ending on the Closing Date;

  (m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by the Company, on behalf of Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  The Company, on behalf of Acquired Fund, will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

  (p)  The Company, on behalf of Acquired Fund, has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of the Company, on behalf of Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1  All representations and warranties of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  Acquiring Fund shall have delivered to Acquired Fund a certificate of Acquiring Fund's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquired Fund, shall reasonably request;

6.3  Acquired Fund, shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  Acquiring Fund is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted; (b) Acquiring Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Acquiring Fund Shares to be issued to Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquiring Fund's Declaration of Trust or By-Laws, each as amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's shareholder services plan from those described in Acquiring Fund's Prospectus dated April 30,

2012, as may be supplemented, and the Company's Statement of Additional Information dated April 30, 2012, as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Company made on behalf of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Company, on behalf of Acquired Fund, shall have delivered to Acquiring Fund at the Closing a certificate of the Company's President and its Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Fund, shall reasonably request;

7.3  Acquired Fund shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

7.4  The Company, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  Acquired Fund is a series of the Company, a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Company's Articles of Incorporation or By-Laws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5  On the Closing Date, the Acquired Fund Assets shall include no assets that the Acquiring Fund, by reason of limitations of the Company's Articles of Incorporation, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of the Company, on behalf of Acquired Fund, and Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by Acquiring Fund or the Company, on behalf of Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The Company, on behalf of Acquired Fund, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund shareholders all of Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6  The parties shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, which opinion may be relied upon by the shareholders of Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of substantially all of Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of certain stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

  (c)  No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Acquired Fund shares surrendered by each such Acquired Fund shareholder in exchange therefor;

  (f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund immediately prior to the Reorganization; and

  (h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an asset).

Notwithstanding anything herein to the contrary, neither Acquiring Fund nor the Company, on behalf of Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.  Fees and Expenses

9.1  (a)  Acquired Fund shall bear expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses, legal, accounting, Commission registration fees and Blue Sky expenses up to an amount equal to $134,400. MSIM shall bear any expenses in excess of such amount.

  (b)  In the event the transactions contemplated herein are not consummated by reason of Acquired Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquired Fund's obligations specified in this Agreement), Acquired Fund's only obligation hereunder shall be to reimburse Acquiring Fund for all reasonable out-of-pocket fees and expenses incurred by Acquiring Fund in connection with those transactions.

  (c)  In the event the transactions contemplated herein are not consummated by reason of Acquiring Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquiring Fund's obligations specified in this Agreement), Acquiring Fund's only obligation hereunder shall be to reimburse Acquired Fund for all reasonable out-of-pocket fees and expenses incurred by Acquired Fund in connection with those transactions.

10.  Entire Agreement; Survival of Warranties

10.1  This Agreement constitutes the entire agreement between the parties.

10.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of the Company, on behalf of Acquired Fund, hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of the Company, on behalf of Acquired Fund, and Acquiring Fund;

  (b)  by either Acquiring Fund or the Company, on behalf of Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before June 28, 2013; or

  (c)  by either Acquiring Fund or the Company, on behalf of Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Acquiring Fund, the

Company or Acquired Fund, or the trustees or officers of Acquiring Fund, or the directors or officers of the Company, on behalf of Acquired Fund, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Acquiring Fund, the Company or Acquired Fund, or the trustees or officers of Acquiring Fund or the directors or officers of the Company, on behalf of Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Acquiring Fund, or the trustees or officers of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Acquiring Fund and signed by authorized officers of Acquiring Fund, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6  The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of Acquired Fund, or the directors or officers of the Company, acting on behalf of Acquired Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Company, acting on behalf of the Acquired Fund and signed by authorized officers of the Acquired Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

ACQUIRING FUND

By: Name: Title:

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of the Acquired Fund

By: Name: Title:

June 29, 2012

Supplement

SUPPLEMENT DATED JUNE 29, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY FOCUS GROWTH FUND
Dated April 30, 2012

The first sentence of the first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges." is hereby deleted and replaced with the following:

You may exchange shares of any Class of the Fund for the same Class of: Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Global Strategist Fund, Morgan Stanley International Fund, Morgan Stanley International Value Equity Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Multi-Class Fund"), if available, or for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or the Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AMOSPT 6/12

INVESTMENT MANAGEMENT

Morgan Stanley
Focus Growth Fund

A mutual fund that seeks long-term capital growth

Share Class	Ticker Symbol
Class A	AMOAX

Class B	AMOBX

Class C	AMOCX

Class I	AMODX

Prospectus

April 30, 2012

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Investment Objective	1

Fees and Expenses	1

Portfolio Turnover	2

Principal Investment Strategies	2

Principal Risks	2

Past Performance	3

Adviser	4

Purchase and Sale of Fund Shares	4

Tax Information	5

Payments to Broker-Dealers and Other Financial Intermediaries	5

Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks	6

Portfolio Holdings	13

Fund Management	13

Shareholder Information

Pricing Fund Shares	14

How to Buy Shares	15

How to Exchange Shares	16

How to Sell Shares	18

Distributions	21

Frequent Purchases and Redemptions of Fund Shares	22

Tax Consequences	23

Share Class Arrangements	24

Additional Information	32

Financial Highlights	33

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Fund Summary

Investment Objective

Morgan Stanley Focus Growth Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Morgan Stanley Funds. More information about these and other discounts is available from your financial advisor and in the "Share Class Arrangements" section beginning on page 24 of this Prospectus and in the "Purchase, Redemption and Pricing of Shares" section beginning on page 52 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[3]	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Advisory fee	0.44%	0.44%	0.44%	0.44%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.27%	0.27%	0.27%	0.27%
Total annual Fund operating expenses	0.96%	1.71%	1.71%	0.71%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$618	$815	$1,028	$1,641
Class B	$674	$839	$1,128	$1,820
Class C	$274	$539	$928	$2,019
Class I	$73	$227	$395	$883

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$618	$815	$1,028	$1,641
Class B	$174	$539	$928	$1,820
Class C	$174	$539	$928	$2,019
Class I	$73	$227	$395	$883

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter, and the Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Share Class Arrangements" for a complete discussion of the CDSC.

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 65% of its assets in a portfolio of common stocks (including depositary receipts).

The Fund's "Adviser," Morgan Stanley Investment Management Inc., emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest primarily in established and emerging high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Up to 25% of the Fund's net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Fund may invest in privately placed and restricted securities.

The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•  Common Stock. In general, common stock values fluctuate, and sometimes widely fluctuate, in response to activities specific to a company as well as general market, economic and political conditions.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. Hedging the Fund's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Fund's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law.

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Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

•  Privately Placed and Restricted Securities. The Fund's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class B shares' performance from year to year and by showing how the Fund's average annual returns for the one, five and 10 year periods compared with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund's returns in the table include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted). The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

High Quarter 6/30/09 22.41%
Low Quarter 12/31/08 –34.00%

Average Annual Total Returns For Periods Ended
December 31, 2011

	Past 1 Year	Past 5 Years	Past 10 Years
Class A: Return Before Taxes	–10.70%	2.70%	2.72%
Class B: Return Before Taxes	–11.11%	2.68%	2.64%*
Return After Taxes on Distributions[1]	–11.11%	2.68%	2.64%*
Return After Taxes on Distributions and Sale of Fund Shares	–7.22%	2.30%	2.28%*
Class C: Return Before Taxes	–7.39%	3.03%	2.50%
Class I: Return Before Taxes	–5.50%	4.08%	3.52%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	2.64%	2.50%	2.60%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[3]	–2.90%	0.85%	1.43%

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. The "Past 10 Years" performance for Class B shares reflects this conversion.

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market

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capitalization and current index membership. It is not possible to invest directly in an index.

(3)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund's other Classes will vary from the Class B shares' returns. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	June 2004

David S. Cohen	Managing Director	June 2004

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Morgan Stanley Money Market Fund)	$100	*	$100	*

* Provided your schedule of investments totals $1,000 in 12 months.

You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "How to Buy Shares—Minimum Investment Amounts" section beginning on page 16 of this Prospectus.

You can purchase or sell Fund shares by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You can also sell Fund shares at any time by telephonic request to the Fund or by enrolling in a systematic withdrawal plan. In addition, you can purchase additional Fund shares or sell Fund shares by written request to the Fund.

Your shares will be sold at the next price calculated after we receive your order to redeem. If you redeem Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

To contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you or access our office locator at www.morganstanley.com. To sell shares by telephone, call (800) 869-NEWS. To purchase additional Fund shares or sell Fund shares by mail, contact the Fund's transfer agent, Morgan Stanley Services Company Inc. (the "Transfer Agent"), at: Morgan Stanley Services Company Inc., P.O. Box 219885, Kansas City, MO 64121-9885 (for purchases) or Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9886 (for sales). For more information, please refer to the "How to Buy Shares"

4

and "How to Sell Shares" sections, beginning on page 15 and page 18, respectively, of this Prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Fund's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Fund Details

Capital Growth

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Additional Information about the Fund's Investment Objective, Strategies and Risks

Investment Objective

Morgan Stanley Focus Growth Fund seeks long-term capital growth.

Principal Investment Strategies

The Fund normally invests at least 65% of its assets in a portfolio of common stocks (including depositary receipts).

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest primarily in established and emerging high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Fund's net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Fund may invest in privately placed and restricted securities.

The Fund may also utilize derivative instruments as discussed herein. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Fund may use foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

Other Investments. The Fund may invest up to 35% of its assets in convertible securities, preferred securities and fixed-income securities, such as U.S. government securities and investment grade corporate debt securities, and real estate investment trusts ("REITs"). The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and accrue interest, but make no interest payments until maturity.

Preferred Stock and Convertible Securities. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer's board of directors.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no interest payments until maturity.

U.S. Government Securities. The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Fund may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Fund may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Derivatives. The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, structured investments and other related instruments and techniques.

7

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

***

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stock. A principal risk of investing in the Fund is associated with its common stock investments. In general, common stock values fluctuate and sometimes widely fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

While the Fund principally invests in large, established companies, the Fund may invest in medium- and small-capitalization companies. Investing in securities of medium- and small-capitalization growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign and Emerging Market Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

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Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Fund also may enter into foreign currency forward exchange contracts. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

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Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

Privately Placed and Restricted Securities. The Fund's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Other Risks. The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities, preferred securities, fixed-income securities such as U.S. government securities, REITs and derivatives. For more information about these risks, see the "Additional Risk Information" section.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Preferred Stock and Convertible Securities. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Fixed-Income Securities. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay

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interest.) The Fund is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially.

U.S. Government Securities. With respect to certain of the U.S. government securities in which the Fund may invest that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and

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decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are generally subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

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Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Fund Management

The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Fund is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2011, the Fund paid total investment advisory compensation amounting to 0.44% of the Fund's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2011.

Morgan Stanley Investment Management Inc.

The Adviser, together with its affiliated asset management companies, had approximately $303.8 billion in assets under management or supervision as of March 31, 2012.

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Shareholder Information

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at the New York Stock Exchange ("NYSE") close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgement and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

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How to Buy Shares

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Transfer Agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and I. Class I shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com

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EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Morgan Stanley Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Morgan Stanley Money Market Fund)	$100	*	$100	*

*  Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Adviser's mutual fund asset allocation program; (2) a program, approved by the Distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Distributor: (i) qualified state tuition plans described in Section 529 of the Code; or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Adviser or its affiliates for their employees or the Fund's Trustees; or (6) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I Shares. To be eligible to purchase Class I shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

■  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

■  Make out a check for the total amount payable to: Morgan Stanley Focus Growth Fund.

■  Mail the letter and check to Morgan Stanley Services Company Inc. at P.O. Box 219885, Kansas City, MO 64121-9885.

How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Morgan Stanley Multi-Class Fund, or for shares of a Morgan Stanley Money Market Fund or the Morgan Stanley Limited Duration U.S. Government Trust, without the imposition of an exchange fee. In addition, Class Q shares of the Morgan Stanley Global

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Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including contingent deferred sales charges ("CDSCs")) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

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Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures
Contact Your Financial Advisor	To sell your shares, simply call your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Telephone	You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.

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Options	Procedures
By Telephone (continued)	Before processing a telephone redemption, keep the following information in mind:
■ You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
■ Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
■ Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
■ If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
■ Proceeds must be made payable to the name(s) and address in which the account is registered.
■ You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
■ This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
■ Telephone redemption is available for most accounts other than accounts with shares represented by certificates.
If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.
Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.

By Letter	You can also sell your shares by writing a "letter of instruction" that includes:
■ your account number;
■ the name of the Fund;
■ the dollar amount or the number of shares you wish to sell;
■ the Class of shares you wish to sell; and
■ the signature of each owner as it appears on the account.

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Options	Procedures
By Letter (continued)	If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
Mail the letter to Morgan Stanley Services Company Inc. at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan	If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payment-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same

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manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class I shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

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from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information—Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts

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at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) requests assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, an intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

■  The Fund makes distributions; and

■  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

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You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28% and is scheduled to increase to 31% after 2012). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class I shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

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The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	1.00%
C	1.00% CDSC during the first year	1.00%
I	None	None

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or Class C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley Smith Barney, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley Smith Barney, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the

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Front-End Sales Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges—the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the Distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

■  A single account (including an individual, trust or fiduciary account).

■  A family member account (limited to spouse, and children under the age of 21).

■  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■  Tax-exempt organizations.

■  Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

■  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

■  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■  An IRA and single participant retirement account (such as a Keogh).

■  An UGMA/UTMA account.

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Right of Accumulation. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts, amounts to $25,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley Smith Barney or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS . If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

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Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

■  A trust for which a banking affiliate of the Adviser provides discretionary trustee services.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Distributor.

■  Employer-sponsored employee benefit plans, whether or not qualified under the Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

■  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

■  Insurance company separate accounts that have been approved by the Distributor.

■  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original

28

purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

■  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

■  Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

■  Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

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Conversion Feature. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Morgan Stanley Money Market Fund or the Morgan Stanley Limited Duration U.S. Government Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund. However, if you had exchanged the shares of the Fund for a Morgan Stanley Money Market Fund (which does not charge a CDSC) instead of the Morgan Stanley Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Morgan Stanley Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Smith Barney Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

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Distribution Fee. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS I SHARES Class I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

■  Investors participating in the Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Certain investment programs that do not charge an asset-based fee and have been approved by the Distributor.

■  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

■  Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.

■  Certain other open-end investment companies whose shares are distributed by the Distributor.

■  Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

■  The Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund's Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Class I shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

Meeting Class I Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Morgan Stanley Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

31

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class I shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers in connection with the sale, distribution, marketing or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's SAI.

32

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund's average net assets decrease over the Fund's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

This information for the fiscal year ended December 31, 2011 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI from the Fund's annual report, which is available upon request. The financial highlights for each of the years in the four-year period ended December 31, 2010 have been audited by another independent registered public accounting firm.

CLASS A SHARES

For the Year Ended December 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$35.68		$28.14		$16.23		$34.23		$27.89
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.10)		(0.09)		(0.05)		(0.13)		0.05
Net realized and unrealized gain (loss)	(1.95)		7.63		11.96		(17.87)		6.29
Total income (loss) from investment operations	(2.05)		7.54		11.91		(18.00)		6.34
Net asset value, end of period	$33.63		$35.68		$28.14		$16.23		$34.23
Total Return(2)	(5.75)%		26.79%		73.38%		(52.59)%		22.73%
Ratios to Average Net Assets(3):
Total expenses	0.96	%(4)	1.02	%(4)	1.12	%(4)	0.99	%(4)	1.00	%(4)
Net investment income (loss)	(0.28	)%(4)	(0.30	)%(4)	(0.24	)%(4)	(0.48	)%(4)	0.14	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$1,016,444		$1,166,135		$1,026,707		$642,610		$1,413,482
Portfolio turnover rate	32%		44%		11%		31%		48%

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

33

Financial Highlights (Continued)

CLASS B SHARES

For the Year Ended December 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$32.22		$25.59		$14.87		$31.61		$25.95
Income (loss) from investment operations:
Net investment loss(1)	(0.34)		(0.29)		(0.20)		(0.33)		(0.18)
Net realized and unrealized gain (loss)	(1.74)		6.92		10.92		(16.41)		5.84
Total income (loss) from investment operations	(2.08)		6.63		10.72		(16.74)		5.66
Net asset value, end of period	$30.14		$32.22		$25.59		$14.87		$31.61
Total Return(2)	(6.43)%		25.87%		72.09%		(52.96)%		21.81%
Ratios to Average Net Assets(3):
Total expenses	1.71	%(4)	1.77	%(4)	1.87	%(4)	1.74	%(4)	1.75	%(4)
Net investment loss	(1.03	)%(4)	(1.05	)%(4)	(0.99	)%(4)	(1.23	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$55,134		$110,821		$160,803		$179,417		$708,104
Portfolio turnover rate	32%		44%		11%		31%		48%

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

34

CLASS C SHARES

For the Year Ended December 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$31.90		$25.34		$14.73		$31.30		$25.69
Income (loss) from investment operations:
Net investment loss(1)	(0.34)		(0.28)		(0.19)		(0.31)		(0.17)
Net realized and unrealized gain (loss)	(1.72)		6.84		10.80		(16.26)		5.78
Total income (loss) from investment operations	(2.06)		6.56		10.61		(16.57)		5.61
Net asset value, end of period	$29.84		$31.90		$25.34		$14.73		$31.30
Total Return(2)	(6.46)%		25.89%		72.03%		(52.94)%		21.79%
Ratios to Average Net Assets(3):
Total expenses	1.71	%(4)	1.77	%(4)	1.87	%(4)	1.74	%(4)	1.75	%(4)
Net investment loss	(1.03	)%(4)	(1.05	)%(4)	(0.99	)%(4)	(1.23	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$63,048		$71,158		$64,739		$45,406		$116,042
Portfolio turnover rate	32%		44%		11%		31%		48%

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

35

Financial Highlights (Continued)

CLASS I SHARES

For the Year Ended December 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$36.94		$29.05		$16.72		$35.17		$28.58
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)		(0.01)		0.00	(2)	(0.07)		0.13
Net realized and unrealized gain (loss)	(2.03)		7.90		12.33		(18.38)		6.46
Total income (loss) from investment operations	(2.04)		7.89		12.33		(18.45)		6.59
Net asset value, end of period	$34.90		$36.94		$29.05		$16.72		$35.17
Total Return(3)	(5.50)%		27.16%		73.74%		(52.46)%		23.02%
Ratios to Average Net Assets(4):
Total expenses	0.71	%(5)	0.77	%(5)	0.87	%(5)	0.74	%(5)	0.75	%(5)
Net investment income (loss)	(0.03	)%(5)	(0.05	)%(5)	0.01	%(5)	(0.23	)%(5)	0.39	%(5)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$328,775		$385,571		$296,944		$240,596		$712,827
Portfolio turnover rate	32%		44%		11%		31%		48%

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  Amount is less than 0.005%.

36

Notes

37

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2978)

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley

Focus Growth Fund

Prospectus

April 30, 2012

AMOPRO

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Focus Growth Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Focus Growth Fund

Fund Report	3

Performance Summary	6

Expense Examples	8

Portfolio of Investments	9

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Notes to Financial Statements	14

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	29

U.S. Privacy Policy	30

Trustee and Officer Information	35

Fund Report (unaudited)

For the year ended December 31, 2011

Total Return for the 12 Months Ended December 31, 2011
Class A	Class B	Class C	Class I	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
–5.75%	–6.43%	–6.46%	–5.50%	2.64%	–2.90%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

Against this backdrop, investors' appetite for risk was diminished. This helped large-cap stocks outperform mid- and small-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

Performance Analysis

All share classes of Morgan Stanley Focus Growth Fund underperformed the Russell 1000® Growth Index (the "Index") and the Lipper Large-Cap Growth Funds Index for the 12 months ended December 31, 2011, assuming no deduction of applicable sales charges.

Stock selection in the consumer discretionary sector detracted the most from relative performance, led lower by a video streaming service, an online retailer, and a South African diversified media company (not represented in the Index). Stock selection in the energy sector further dampened performance, with weakness from positions in an oil and gas production company and a solar power systems manufacturer. The Fund's lack of exposure to integrated oil companies, a group which performed well during the period, also hurt performance on a relative basis. Underperformance was also driven by stock selection in the financial services sector. Within the sector, out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power, and infrastructure asset management company based in Canada were among the weakest-performing holdings, as was a holding company engaged in a variety of businesses.

However, the technology sector was the main positive contributor to performance, due to favorable stock selection. The sector was led by a personal computer, mobile communications, and media devices

3

manufacturer, a Chinese internet search provider (which is not represented in the Index), and an online social networking provider.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 12/31/11
Apple, Inc.	11.4%
Amazon.com, Inc.	8.9
Google, Inc. Class A	8.9
Motorola Solutions, Inc.	5.2
Intuitive Surgical, Inc.	4.4
Edenred (France)	4.1
Brookfield Asset Management, Inc., Class A (Canada)	4.0
Monsanto Co.	3.8
Baidu, Inc., ADR (China)	3.7
Facebook, Inc., Class B	3.7
TOP FIVE INDUSTRIES as of 12/31/11
Computer Services, Software & Systems	20.8%
Diversified Retail	15.7
Computer Technology	12.7
Communications Technology	5.2
Medical Equipment	4.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 65 percent of its assets in a portfolio of common stocks (including depositary receipts). The Fund's "Adviser," Morgan Stanley Investment Management Inc., emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest primarily in high quality established and emerging companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 65 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and

4

third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Performance Summary (unaudited)

Performance of $10,000 Investment—Class B
Over 10 Years

6

Average Annual Total Returns—Period Ended December 31, 2011 (unaudited)
Symbol	Class A Shares* (since 07/28/97) AMOAX		Class B Shares** (since 03/27/80) AMOBX		Class C Shares† (since 07/28/97) AMOCX		Class I Shares†† (since 07/28/97) AMODX
1 Year	–5.75 –10.70 [4]	%[3]	–6.43 –11.11 [4]	%[3]	–6.46 –7.39 [4]	%[3]	–5.50 —%[3]
5 Years	3.81 [3] 2.70 [4]		3.04 [3] 2.68 [4]		3.03 [3] 3.03 [4]		4.08 [3] —
10 Years	3.28 [3] 2.72 [4]		2.64 [3] 2.64 [4]		2.50 [3] 2.50 [4]		3.52 [3] —
Since Inception	4.58 [3] 4.19 [4]		10.06 [3] 10.06 [4]		3.80 [3] 3.80 [4]		4.83 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sale charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Large-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on December 31, 2011

7

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/11 – 12/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class A
Actual (–13.08% return)	$1,000.00	$869.20	$4.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84
Class B
Actual (–13.39% return)	$1,000.00	$866.10	$8.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.64	$8.64
Class C
Actual (–13.41% return)	$1,000.00	$865.90	$8.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.64	$8.64
Class I
Actual (–12.96% return)	$1,000.00	$870.40	$3.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.68	$3.57

  @  Expenses are equal to the Fund's annualized expense ratios of 0.95%, 1.70%, 1.70% and 0.70% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

Morgan Stanley Focus Growth Fund

Portfolio of Investments  ■  December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (95.1%)
	Air Transport (2.3%)
835,277	Expeditors International of Washington, Inc.	$34,212,946
	Alternative Energy (2.8%)
1,397,494	Ultra Petroleum Corp. (a)	41,407,747
	Biotechnology (1.7%)
803,890	Illumina, Inc. (a)	24,502,567
	Chemicals: Diversified (3.8%)
795,154	Monsanto Co.	55,716,441
	Commercial Finance & Mortgage Companies (2.0%)
5,662,735	BM&F Bovespa SA (Brazil)	29,751,938
	Commercial Services (1.9%)
1,225,959	Leucadia National Corp.	27,878,308
	Communications Technology (5.2%)
1,635,298	Motorola Solutions, Inc.	75,697,945
	Computer Services, Software & Systems (20.8%)
470,428	Baidu, Inc. ADR (China) (a)	54,790,749
1,997,378	Facebook, Inc., Class B (a)(b)(c)	53,929,206
200,863	Google, Inc., Class A (a)	129,737,412
272,106	LinkedIn Corp., Class A (a)	17,145,399
360,169	Salesforce.com, Inc. (a)	36,542,747
1,357,540	Zynga, Inc., Class A (a)	12,774,451
		304,919,964
	Computer Technology (12.7%)
411,960	Apple, Inc. (a)	166,843,800
999,312	Yandex N.V., Class A (Russia) (a)	19,686,446
		186,530,246
	Diversified Media (1.8%)
592,107	Naspers Ltd., Class N (South Africa)	25,905,850

NUMBER OF SHARES		VALUE
	Diversified Retail (15.7%)
751,787	Amazon.com, Inc. (a)	$130,134,330
740,679	Fastenal Co.	32,301,011
1,200,575	Groupon, Inc. (a)	24,767,862
211,471	NetFlix, Inc. (a)	14,652,826
58,094	Priceline.com, Inc. (a)	27,171,145
		229,027,174
	Financial Data & Systems (1.9%)
821,112	MSCI, Inc., Class A (a)	27,039,218
	Medical Equipment (4.4%)
139,774	Intuitive Surgical, Inc. (a)	64,716,760
	Metals & Minerals: Diversified (1.3%)
818,304	Molycorp, Inc. (a)	19,622,930
	Pharmaceuticals (3.6%)
755,406	Mead Johnson Nutrition Co.	51,919,054
	Real Estate Investment Trusts (REIT) (4.0%)
2,122,262	Brookfield Asset Management, Inc., Class A (Canada)	58,319,760
	Recreational Vehicles & Boats (4.1%)
2,452,354	Edenred (France)	60,368,723
	Semiconductors & Components (2.8%)
1,105,653	ARM Holdings PLC ADR (United Kingdom)	30,593,419
305,632	First Solar, Inc. (a)	10,318,136
		40,911,555
	Wholesale & International Trade (2.3%)
18,234,000	Li & Fung Ltd. (d)	33,760,580
	Total Common Stocks (Cost $1,207,865,088)	1,392,209,706

See Notes to Financial Statements
9

Morgan Stanley Focus Growth Fund

Portfolio of Investments  ■  December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stock (1.1%)
	Alternative Energy
3,444,548	Better Place, Inc. (Cost $8,611,368) (a)(b)(c)	$15,638,248
	Short-Term Investment (4.1%)
	Investment Company
59,616	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 5) (Cost $59,616,107)	59,616,107
Total Investments (Cost $1,276,092,563)	100.3%	1,467,464,061
Liabilities in Excess of Other Assets	(0.3)	(4,063,779)
Net Assets	100.0%	$1,463,400,282

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Illiquid security. Resale is restricted to qualified institutional investors.

  (c)  At December 31, 2011, the Fund held fair valued securities valued at $69,567,454, representing 4.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Security trades on the Hong Kong exchange.

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$304,919,964	20.8%
Diversified Retail	229,027,174	15.6
Computer Technology	186,530,246	12.7
Communications Technology	75,697,945	5.2
Medical Equipment	64,716,760	4.4
Recreational Vehicles & Boats	60,368,723	4.1
Investment Company	59,616,107	4.1
Real Estate Investment Trusts (REIT)	58,319,760	4.0
Alternative Energy	57,045,995	3.9
Chemicals: Diversified	55,716,441	3.8
Pharmaceuticals	51,919,054	3.5
Semiconductors & Components	40,911,555	2.8
Air Transport	34,212,946	2.3
Wholesale & International Trade	33,760,580	2.3
Commercial Finance & Mortgage Companies	29,751,938	2.0
Commercial Services	27,878,308	1.9
Financial Data & Systems	27,039,218	1.8
Diversified Media	25,905,850	1.8
Biotechnology	24,502,567	1.7
Metals & Minerals: Diversified	19,622,930	1.3
	$1,467,464,061	100.0%
See Notes to Financial Statements
10

Morgan Stanley Focus Growth Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments in securities, at value (cost $1,216,476,456)	$1,407,847,954
Investment in affiliate, at value (cost $59,616,107)	59,616,107
Total investments in securities, at value (cost $1,276,092,563)	1,467,464,061
Receivable for:
Shares of beneficial interest sold	1,090,868
Dividends	942,060
Dividends from affiliate	3,843
Prepaid expenses and other assets	48,861
Total Assets	1,469,549,693
Liabilities:
Payable for:
Shares of beneficial interest redeemed	3,173,711
Transfer agent fee	1,007,115
Investments purchased	706,252
Investment advisory fee	557,934
Distribution fee	322,676
Administration fee	101,218
Accrued expenses and other payables	280,505
Total Liabilities	6,149,411
Net Assets	$1,463,400,282
Composition of Net Assets:
Paid-in-capital	$1,279,850,081
Net unrealized appreciation	191,353,980
Accumulated net investment loss	(1,458,503)
Accumulated net realized loss	(6,345,276)
Net Assets	$1,463,400,282
Class A Shares:
Net Assets	$1,016,444,063
Shares Outstanding (unlimited shares authorized, $0.01 par value)	30,221,000
Net Asset Value Per Share	$33.63
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$35.49
Class B Shares:
Net Assets	$55,133,697
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,829,421
Net Asset Value Per Share	$30.14
Class C Shares:
Net Assets	$63,047,614
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,112,689
Net Asset Value Per Share	$29.84
Class I Shares:
Net Assets	$328,774,908
Shares Outstanding (unlimited shares authorized, $0.01 par value)	9,419,189
Net Asset Value Per Share	$34.90

See Notes to Financial Statements
11

Morgan Stanley Focus Growth Fund

Financial Statements continued

Statement of Operations

For the year ended December 31, 2011

Net Investment Loss: Income
Dividends (net of $543,841 foreign withholding tax)	$11,472,997
Dividends from affiliate (Note 5)	50,340
Interest	29
Total Income	11,523,366
Expenses
Investment advisory fee (Note 3)	7,423,338
Distribution fee (Class A shares) (Note 4)	2,891,742
Distribution fee (Class B shares) (Note 4)	841,210
Distribution fee (Class C shares) (Note 4)	701,050
Transfer agent fees and expenses	2,605,244
Administration fee (Note 3)	1,354,445
Shareholder reports and notices	307,084
Custodian fees	113,669
Professional fees	102,018
Trustees' fees and expenses	57,144
Other	129,947
Total Expenses	16,526,891
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(53,713)
Net Expenses	16,473,178
Net Investment Loss	(4,949,812)
Realized and Unrealized Gain (Loss): Realized Gain on:
Investments	204,284,707
Foreign currency translation	238,047
Net Realized Gain	204,522,754
Change in Unrealized Appreciation/Depreciation on:
Investments	(285,281,696)
Foreign currency translation	(18,668)
Net Change in Unrealized Appreciation/Depreciation	(285,300,364)
Net Loss	(80,777,610)
Net Decrease	$(85,727,422)

See Notes to Financial Statements
12

Morgan Stanley Focus Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010^
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(4,949,812)	$(5,194,217)
Net realized gain	204,522,754	72,052,957
Net change in unrealized appreciation/depreciation	(285,300,364)	298,813,564
Net Increase (Decrease)	(85,727,422)	365,672,304
Net decrease from transactions in shares of beneficial interest	(184,558,295)	(181,179,744)
Net Increase (Decrease)	(270,285,717)	184,492,560
Net Assets:
Beginning of period	1,733,685,999	1,549,193,439
End of Period (Including accumulated net investment loss of $1,458,503 and $1,817,563, respectively)	$1,463,400,282	$1,733,685,999

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements
13

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011

1. Organization and Accounting Policies

Morgan Stanley Focus Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 6, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a

14

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

15

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

16

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2011.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Air Transport	$34,212,946	—	—	$34,212,946
Alternative Energy	41,407,747	—	—	41,407,747
Biotechnology	24,502,567	—	—	24,502,567
Chemicals: Diversified	55,716,441	—	—	55,716,441
Commercial Finance & Mortgage Companies	29,751,938	—	—	29,751,938
Commercial Services	27,878,308	—	—	27,878,308
Communications Technology	75,697,945	—	—	75,697,945
Computer Services, Software & Systems	250,990,758	—	$53,929,206	304,919,964
Computer Technology	186,530,246	—	—	186,530,246
Diversified Media	25,905,850	—	—	25,905,850
Diversified Retail	229,027,174	—	—	229,027,174
Financial Data & Systems	27,039,218	—	—	27,039,218
Medical Equipment	64,716,760	—	—	64,716,760
Metals & Minerals: Diversified	19,622,930	—	—	19,622,930
Pharmaceuticals	51,919,054	—	—	51,919,054
Real Estate Investment Trusts (REIT)	58,319,760	—	—	58,319,760
Recreational Vehicles & Boats	60,368,723	—	—	60,368,723
Semiconductors & Components	40,911,555	—	—	40,911,555
Wholesale & International Trade	33,760,580	—	—	33,760,580
Total Common Stocks	1,338,280,500	—	53,929,206	1,392,209,706
Convertible Preferred Stock	—	—	15,638,248	15,638,248
Short-Term Investment — Investment Company	59,616,107	—	—	59,616,107
Total Assets	$1,397,896,607	—	$69,567,454	$1,467,464,061

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Fund did not have any investments transfer between investment levels.

17

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCK	CONVERTIBLE PREFERRED STOCK
Beginning Balance	$30,975,703	$8,611,368
Purchases	9,117,423	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation (depreciation)	13,836,080	7,026,880
Realized gains (losses)	—	—
Ending Balance	$53,929,206	$15,638,248
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$13,836,080	$7,026,880

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets exceeding $4.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued

18

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $52,377,558 at December 31, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2011, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $406, $68,625 and $9,046, respectively, and received $287,135 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 aggregated $525,711,351 and $721,296,559, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2011, advisory fees paid were reduced by $53,713 relating to the Fund's investment in the Liquidity Funds.

19

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2011
$48,173,606	$512,369,471	$500,926,970	$50,340	$59,616,107

For the year ended December 31, 2011, the Fund incurred $48,502 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended December 31, 2011, the Fund incurred brokerage commissions of $20,934 with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2011, included in "trustees' fees and expenses" in the Statement of Operations amounted to $6,888. At December 31, 2011, the Fund had an accrued pension liability of $79,215, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

20

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2011		FOR THE YEAR ENDED DECEMBER 31, 2010^
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,533,908	$56,487,102	2,418,205	$73,955,933
Conversion from Class B	1,232,578	45,854,505	269,722	8,096,500
Redeemed	(5,224,865)	(192,006,685)	(6,500,000)	(195,112,938)
Net decrease — Class A	(2,458,379)	(89,665,078)	(3,812,073)	(113,060,505)
CLASS B SHARES
Sold	127,668	4,206,507	102,747	2,836,030
Conversion to Class A	(1,370,012)	(45,854,505)	(297,590)	(8,096,500)
Redeemed	(368,256)	(12,226,720)	(2,648,518)	(71,711,273)
Net decrease — Class B	(1,610,600)	(53,874,718)	(2,843,361)	(76,971,743)
CLASS C SHARES
Sold	260,094	8,550,824	104,563	3,055,119
Redeemed	(378,107)	(12,370,402)	(428,610)	(11,668,853)
Net decrease — Class C	(118,013)	(3,819,578)	(324,047)	(8,613,734)
CLASS I SHARES
Sold	2,166,862	83,110,836	2,929,315	101,092,875
Redeemed	(3,185,395)	(120,309,757)	(2,712,431)	(83,626,637)
Net increase (decrease) — Class I	(1,018,533)	(37,198,921)	216,884	17,466,238
Net decrease in Fund	(5,205,525)	$(184,558,295)	(6,762,597)	$(181,179,744)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

7. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are

21

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, net operating losses and partnership basis adjustments, resulted in the following reclassifications among the Fund's components of net assets at December 31, 2011:

ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$5,308,872	$(545,760)	$(4,763,112)

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
—	—

At December 31, 2011, the aggregate cost for federal income tax purposes is $1,277,448,912. The aggregate gross unrealized appreciation is $396,758,454 and the aggregate gross unrealized depreciation is $206,743,305 resulting in net unrealized appreciation of $190,015,149.

22

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$5,025,004	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2011, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $201,933,352.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2011, the Fund deferred to January 1, 2012 for U.S. Federal income tax purposes the following losses:

POST-OCTOBER CURRENCY AND SPECIFIED ORDINARY LOSSES	POST-OCTOBER CAPITAL LOSSES
—	$1,320,272

8. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

23

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  December 31, 2011 continued

9. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

24

Morgan Stanley Focus Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2011		2010^		2009^		2008^		2007^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$35.68		$28.14		$16.23		$34.23		$27.89
Income (loss) from investment operations:
Net investment income (loss)1)	(0.10)		(0.09)		(0.05)		(0.13)		0.05
Net realized and unrealized gain (loss)	(1.95)		7.63		11.96		(17.87)		6.29
Total income (loss) from investment operations	(2.05)		7.54		11.91		(18.00)		6.34
Net asset value, end of period	$33.63		$35.68		$28.14		$16.23		$34.23
Total Return(2)	(5.75)%		26.79%		73.38%		(52.59)%		22.73%
Ratios to Average Net Assets(3):
Total expenses	0.96	%(4)	1.02	%(4)	1.12	%(4)	0.99	%(4)	1.00	%(4)
Net investment income (loss)	(0.28	)%(4)	(0.30	)%(4)	(0.24	)%(4)	(0.48	)%(4)	0.14	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$1,016,444		$1,166,135		$1,026,707		$642,610		$1,413,482
Portfolio turnover rate	32%		44%		11%		31%		48%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
25

Morgan Stanley Focus Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2011		2010^		2009^		2008^		2007^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$32.22		$25.59		$14.87		$31.61		$25.95
Income (loss) from investment operations:
Net investment loss(1)	(0.34)		(0.29)		(0.20)		(0.33)		(0.18)
Net realized and unrealized gain (loss)	(1.74)		6.92		10.92		(16.41)		5.84
Total income (loss) from investment operations	(2.08)		6.63		10.72		(16.74)		5.66
Net asset value, end of period	$30.14		$32.22		$25.59		$14.87		$31.61
Total Return(2)	(6.43)%		25.87%		72.09%		(52.96)%		21.81%
Ratios to Average Net Assets(3):
Total expenses	1.71	%(4)	1.77	%(4)	1.87	%(4)	1.74	%(4)	1.75	%(4)
Net investment loss	(1.03	)%(4)	(1.05	)%(4)	(0.99	)%(4)	(1.23	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$55,134		$110,821		$160,803		$179,417		$708,104
Portfolio turnover rate	32%		44%		11%		31%		48%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
26

Morgan Stanley Focus Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2011		2010^		2009^		2008^		2007^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$31.90		$25.34		$14.73		$31.30		$25.69
Income (loss) from investment operations:
Net investment loss(1)	(0.34)		(0.28)		(0.19)		(0.31)		(0.17)
Net realized and unrealized gain (loss)	(1.72)		6.84		10.80		(16.26)		5.78
Total income (loss) from investment operations	(2.06)		6.56		10.61		(16.57)		5.61
Net asset value, end of period	$29.84		$31.90		$25.34		$14.73		$31.30
Total Return(2)	(6.46)%		25.89%		72.03%		(52.94)%		21.79%
Ratios to Average Net Assets(3):
Total expenses	1.71	%(4)	1.77	%(4)	1.87	%(4)	1.74	%(4)	1.75	%(4)
Net investment loss	(1.03	)%(4)	(1.05	)%(4)	(0.99	)%(4)	(1.23	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$63,048		$71,158		$64,739		$45,406		$116,042
Portfolio turnover rate	32%		44%		11%		31%		48%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
27

Morgan Stanley Focus Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2011		2010^		2009^		2008^		2007^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$36.94		$29.05		$16.72		$35.17		$28.58
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)		(0.01)		0.00	(2)	(0.07)		0.13
Net realized and unrealized gain (loss)	(2.03)		7.90		12.33		(18.38)		6.46
Total income (loss) from investment operations	(2.04)		7.89		12.33		(18.45)		6.59
Net asset value, end of period	$34.90		$36.94		$29.05		$16.72		$35.17
Total Return(3)	(5.50)%		27.16%		73.74%		(52.46)%		23.02%
Ratios to Average Net Assets(4):
Total expenses	0.71	%(5)	0.77	%(5)	0.87	%(5)	0.74	%(5)	0.75	%(5)
Net investment income (loss)	(0.03	)%(5)	(0.05	)%(5)	0.01	%(5)	(0.23	)%(5)	0.39	%(5)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$328,775		$385,571		$296,944		$240,596		$712,827
Portfolio turnover rate	32%		44%		11%		31%		48%

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Amount is less than $0.005.

  (3)  Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements
28

Morgan Stanley Focus Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Focus Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Focus Growth Fund (the "Fund"), including the portfolio of investments, as of December 31, 2011, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2010 and the financial highlights for the four years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Focus Growth Fund as of December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2012

29

Morgan Stanley Focus Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your

30

Morgan Stanley Focus Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

31

Morgan Stanley Focus Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

32

Morgan Stanley Focus Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

33

Morgan Stanley Focus Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Focus Growth Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

35

Morgan Stanley Focus Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

36

Morgan Stanley Focus Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

37

Morgan Stanley Focus Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

38

Morgan Stanley Focus Growth Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

39

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

AMOANN
IU12-00319P-Y12/11

INVESTMENT MANAGEMENT

Morgan Stanley
Focus Growth Fund

Annual Report

December 31, 2011

Prospectus and Summary Prospectus Supplement

May 2, 2012

Morgan Stanley Institutional Fund, Inc.

Supplement dated May 2, 2012 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Prospectus and Summary Prospectus dated April 30, 2012 of:

Focus Growth Portfolio

The Board of Directors (the "Board") of Morgan Stanley Institutional Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of its series Focus Growth Portfolio (the "Portfolio") and Morgan Stanley Focus Growth Fund ("Focus Growth"), pursuant to which substantially all of the assets of the Portfolio would be combined with those of Focus Growth and shareholders of the Portfolio would become shareholders of Focus Growth, receiving shares of Focus Growth equal to the value of their holdings in the Portfolio (the "Reorganization"). Each shareholder of the Portfolio would receive the Class of shares of Focus Growth that corresponds to the Class of shares of the Portfolio currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders scheduled to be held during the third quarter of 2012. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Focus Growth is expected to be distributed to shareholders of the Portfolio during the third quarter of 2012. The Portfolio will be closed for purchases by new investors as of the close of business on May 4, 2012.

Please retain this supplement for future reference.

  SU-MSIF-05-SPT 5/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Growth Portfolios

Focus Growth Portfolio

Global Discovery Portfolio

Growth Portfolio

Small Company Growth Portfolio

Share Class and Ticker Symbols
Portfolio	Class I	Class P	Class H	Class L
Focus Growth Portfolio	MSAGX	MAEBX	MSWHX	MSWLX

Global Discovery Portfolio	MLDIX	MGDPX	MGDHX	MGDLX

Growth Portfolio	MSEQX	MSEGX	MSHHX	MSHLX

Small Company Growth Portfolio	MSSGX	MSSMX	MSSHX	MSSLX

Prospectus

April 30, 2012

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Focus Growth Portfolio

Objective

The Focus Growth Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $50,000 or more. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class H Shares" section on page 32 of this Prospectus.

Shareholder Fees (feed paid directly from your investment)

	Class I	Class P	Class H		Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	4.75	%†	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses	0.59%	0.59%	0.59%‡	0.59%‡
Total Annual Portfolio Operating Expenses*	1.09%	1.34%	1.34%	1.84%
Fee Waiver and/or Expense Reimbursement*	0.09%	0.09%	0.09%	0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.00%	1.25%	1.25%	1.75%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$318	$552	$1,225
Class P	$127	$397	$686	$1,511
Class H	$596	$853	$1,129	$1,915
Class L	$178	$551	$949	$2,062

†  The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for purchases of $50,000 and over. See "Shareholder Information—How To Purchase Class H Shares."

‡  Other expenses have been estimated for the Portfolio's Class H and Class L shares for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.00% for Class I, 1.25% for Class P, 1.25% for Class H and 1.75% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with market capitalizations of $10 billion or more. The Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it

Focus Growth Portfolio (Cont'd)

believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Focus Growth Portfolio (Cont'd)

future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	21.33%

Low Quarter	12/31/08	–33.73%

Average Annual Total Returns
(for the calendar periods ended December 31, 2011)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	–7.30%	3.76%	3.79%
Return after Taxes on Distributions	–7.30%	3.74%	3.77%
Return after Taxes on Distributions and Sale of Portfolio Shares	–4.75%	3.22%	3.29%
Class P
Return before Taxes	–7.53%	3.49%	3.53%
Class H*
Return before Taxes	N/A	N/A	N/A
Class L*
Return before Taxes	N/A	N/A	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	2.64%	2.50%	2.60%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[2]	–2.90%	0.85%	1.43%

*  As of December 31, 2011, the Fund had not commenced offering Class H and Class L shares of the Portfolio. The returns for Class H and Class L shares would be lower than the returns for Class I shares of the Portfolio as expenses of Class H and Class L are higher. Return information for the Portfolio's Class H and Class L shares will be shown in future prospectuses offering the Portfolio's Class H and Class L shares after the Portfolio's Class H and Class L shares have a full calendar year of return information to report.

1  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004

David S. Cohen	Managing Director	June 2004

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

The Fund is not currently offering Class H and Class L shares of the Portfolio. The Fund may commence offering Class H and Class L shares of the Portfolio in the future. Any such offerings of the Portfolio's Class H and Class L shares may commence and terminate without any prior notice.

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Purchase Class H Shares" sections beginning on pages 31 and 32, respectively, of this Prospectus.

Class I, Class P and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

Focus Growth Portfolio (Cont'd)

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 31 and 34, respectively, of this Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Discovery Portfolio

Objective

The Global Discovery Portfolio seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $50,000 or more. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class H Shares" section on page 32 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class P	Class H		Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	4.75	%†	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses	4.62%	4.62%	4.62%	4.62%
Total Annual Portfolio Operating Expenses*	5.52%	5.77%	5.77%	6.27%
Fee Waiver and/or Expense Reimbursement*	4.17%	4.17%	4.17%	4.17%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.35%	1.60%	1.60%	2.10%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$137	$428	$739	$1,624
Class P	$163	$505	$871	$1,900
Class H	$630	$956	$1,304	$2,285
Class L	$213	$658	$1,129	$2,431

†  The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for purchases of $50,000 and over. See "Shareholder Information—How To Purchase Class H Shares."

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.35% for Class I, 1.60% for Class P, 1.60% for Class H and 2.10% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Global Discovery Portfolio (Cont'd)

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Adviser believes that the number of issuers meeting its investment criteria may be limited, and accordingly, the Portfolio is non-diversified and may focus its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements.

•  Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Non-Diversified Risk. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Discovery Portfolio (Cont'd)

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio's Class I shares' performance for one year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class H and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	12/31/11	10.62%

Low Quarter	9/30/11	–25.14%

Average Annual Total Returns
(for the calendar periods ended December 31, 2011)

	Past One Year	Since Inception
Class I (commenced operations on 12/28/10)
Return before Taxes	–7.72%	–7.93%
Return after Taxes on Distributions	–7.93%	–8.14%
Return after Taxes on Distributions and Sale of Portfolio Shares	–4.78%	–6.76%
Class P (commenced operations on 12/28/10)
Return before Taxes	–7.98%	–8.19%
Class H (commenced operations on 12/28/10)
Return before Taxes	–12.36%	–12.51%
Class L (commenced operations on 12/28/10)
Return before Taxes	–8.41%	–8.62%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[1]	–7.35%	–6.71%
Lipper Global Multi-Cap Growth Funds Index (reflects no deduction for taxes)[2]	–11.85%	–11.25%

1  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. It is not possible to invest directly in an index.

2  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Burak Alici	Executive Director	December 2010

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Purchase Class H Shares" sections beginning on pages 31 and 32, respectively, of this Prospectus.

Class I, Class P and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through

7

Global Discovery Portfolio (Cont'd)

the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 31 and 34, respectively, of this Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Growth Portfolio

Objective

The Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $50,000 or more. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class H Shares" section on page 32 of this Prospectus.

Shareholder Fees (feed paid directly from your investment)

	Class I	Class P	Class H		Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	4.75	%†	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses	0.21%	0.21%	0.21%‡	0.21%‡
Total Annual Portfolio Operating Expenses	0.71%	0.96%	0.96%	1.46%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$73	$227	$395	$883
Class P	$98	$306	$531	$1,178
Class H	$568	$766	$981	$1,597
Class L	$149	$462	$797	$1,746

†  The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for purchases of $50,000 and over. See "Shareholder Information—How To Purchase Class H Shares."

‡  Other expenses have been estimated for the Portfolio's Class H and Class L shares for the current fiscal year.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2011, these market capitalizations ranged between $117 million and $417.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

9

Growth Portfolio (Cont'd)

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Growth Portfolio (Cont'd)

Annual Total Returns—Calendar Years

High Quarter	6/30/09	21.08%

Low Quarter	12/31/08	–30.45%

Average Annual Total Returns
(for the calendar periods ended December 31, 2011)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	–3.01%	3.34%	3.42%
Return after Taxes on Distributions	–3.04%	3.28%	3.37%
Return after Taxes on Distributions and Sale of Portfolio Shares	–1.91%	2.86%	2.95%
Class P
Return before Taxes	–3.27%	3.09%	3.17%
Class H*
Return before Taxes	N/A	N/A	N/A
Class L*
Return before Taxes	N/A	N/A	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	2.64%	2.50%	2.60%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[2]	–2.90%	0.85%	1.43%

*  As of December 31, 2011, the Fund had not commenced offering Class H and Class L shares of the Portfolio. The returns for Class H and Class L shares would be lower than the returns for Class I shares of the Portfolio as expenses of Class H and Class L are higher. Return information for the Portfolio's Class H and Class L shares will be shown in future prospectuses offering the Portfolio's Class H and Class L shares after the Portfolio's Class H and Class L shares have a full calendar year of return information to report.

1  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004

David S. Cohen	Managing Director	June 2004

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Purchase Class H Shares" sections beginning on pages 31 and 32, respectively, of this Prospectus.

Class I, Class P and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 31 and 34, respectively, of this Prospectus.

11

Growth Portfolio (Cont'd)

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Small Company Growth Portfolio

Objective

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $50,000 or more. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class H Shares" section on page 32 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class P	Class H		Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	4.75	%†	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%		2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses	0.21%	0.21%	0.21%‡	0.21%‡
Total Annual Portfolio Operating Expenses*	1.10%	1.35%	1.35%	1.85%
Fee Waiver and/or Expense Reimbursement*	0.05%	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.05%	1.30%	1.30%	1.80%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$107	$334	$579	$1,283
Class P	$132	$412	$713	$1,568
Class H	$601	$868	$1,154	$1,968
Class L	$183	$566	$975	$2,116

†  The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for purchases of $50,000 and over. See "Shareholder Information—How To Purchase Class H Shares."

‡  Other expenses have been estimated for the Portfolio's Class H and Class L shares for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.05% for Class I, 1.30% for Class P, 1.30% for Class H and 1.80% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies from a universe comprised of small capitalization companies, most with market capitalizations of generally less than $4 billion.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small capitalization companies. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less.

13

Small Company Growth
Portfolio (Cont'd)

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Small Cap Companies. Investments in small cap companies entail greater risks than those associated with larger, more established companies. Often the securities issued by small cap companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Small Company Growth
Portfolio (Cont'd)

in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	25.00%

Low Quarter	12/31/08	–23.08%

Average Annual Total Returns
(for the calendar periods ended December 31, 2011)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	–9.12%	0.49%	5.68%
Return after Taxes on Distributions	–9.37%	0.26%	5.20%
Return after Taxes on Distributions and Sale of Portfolio Shares	–5.60%	0.41%	4.91%
Class P
Return before Taxes	–9.28%	0.24%	5.42%
Class H*
Return before Taxes	N/A	N/A	N/A
Class L*
Return before Taxes	N/A	N/A	N/A
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	–2.91%	2.09%	4.48%
Lipper Small-Cap Growth Funds Index (reflects no deduction for taxes)[2]	–3.40%	1.14%	3.65%

*  Class H and Class L shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2011 and therefore Class H and Class L do not have annualized return information to report. The returns for Class H and Class L shares would be lower than the returns for Class I shares of the Portfolio as expenses of Class H and Class L are higher. Return information for the Portfolio's Class H and Class L shares will be shown in future prospectuses offering the Portfolio's Class H and Class L shares after the Portfolio's Class H and Class L shares have a full calendar year of return information to report.

1  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	January 1999

David S. Cohen	Managing Director	January 2002

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

The Fund suspended offering Class I, Class P, Class H and Class L shares of the Portfolio to new investors. The Fund will continue to offer Class I, Class P, Class H and Class L shares of the Portfolio to existing shareholders. The Fund may recommence offering Class I, Class P, Class H and Class L shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I, Class P, Class H and Class L shares may be limited in amount and may commence and terminate without any prior notice.

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Small Company Growth
Portfolio (Cont'd)

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Purchase Class H Shares" sections beginning on pages 31 and 32, respectively, of this Prospectus.

Class I, Class P and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 31 and 34, respectively, of this Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Focus Growth Portfolio

Objective

The Focus Growth Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with market capitalizations of $10 billion or more. The Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, the Portfolio's investments in foreign issuers may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the effect that currency contracts create exposure to currencies in which the

17

Focus Growth Portfolio (Cont'd)

Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Discovery Portfolio

Objective

The Global Discovery Portfolio seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Adviser believes that the number of issuers meeting its investment criteria may be limited and, accordingly, the Portfolio is non-diversified and may focus its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S.

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Global Discovery Portfolio (Cont'd)

economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Growth Portfolio

Objective

The Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2011, these market capitalizations ranged between $117 million to $417.5 billion. The Portfolio deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange or over-the-counter ("OTC") markets) is in the United States; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) it is organized under the laws of, or has a principal office in the United States. The Portfolio invests primarily in companies that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, the Portfolio's investments in foreign issuers may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the

21

Growth Portfolio (Cont'd)

risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Small Company Growth Portfolio

Objective

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies from a universe comprised of small capitalization companies, most with market capitalizations of generally less than $4 billion.

Process

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, small capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, the Portfolio's investments in foreign issuers may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not

23

Small Company Growth Portfolio (Cont'd)

otherwise affect the value of the security in the issuer's home country. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

In connection with their investments in foreign securities, certain Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has

25

or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Risks

Certain Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The investments of the Portfolios generally will be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that certain Portfolios may principally use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

Contracts for Difference. A contract for difference ("CFD") is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Structured Investments. The Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity, or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity, or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in real estate investment trusts ("REITs") and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio may indirectly bear management expenses along with the direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for the tax-free pass through of income. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders.

Exchange-Traded Funds

The Portfolios may invest in shares of various ETFs. ETFs seek to track the performance of various portions or segments of the equity markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall as the value of the underlying index rises and falls. The market value of their shares may differ from the NAV of the particular underlying securities. As a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Initial Public Offerings

Certain Portfolios may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares

27

shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2012, the Adviser, together with its affiliated asset management companies, had approximately $303.8 billion in assets under management or supervision.

Advisory Fees

For the fiscal year ended December 31, 2011, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or affiliated rebates, if applicable) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets)
Focus Growth Portfolio	0.40%

Global Discovery Portfolio	0.00%

Growth Portfolio	0.50%

Small Company Growth Portfolio	0.84%

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses. The fee waivers and/or expense reimbursements for a Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
Focus Growth Portfolio	1.00%	1.25%	1.25%	1.75%
Global Discovery Portfolio	1.35%	1.60%	1.60%	2.10%
Growth Portfolio	0.80%	1.05%	1.05%	1.55%
Small Company Growth Portfolio	1.05%	1.30%	1.30%	1.80%

Portfolio Management

Focus Growth Portfolio,

Growth Portfolio and

Small Company Growth Portfolio

Each Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

Global Discovery Portfolio

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Burak Alici is the lead portfolio manager and is primarily responsible for the day-to-day management

29

Portfolio Management (Cont'd)

of the Portfolio. Mr. Alici has been associated with the Adviser in an investment management capacity since 2007. Prior to 2007, Mr. Alici managed a multi-strategy investment partnership in Istanbul for high net worth individuals from October 2002 to March 2005. From June 1999 to August 2002, Mr. Alici developed and implemented equity investments strategies at Ernst Research & Management.

Additional Information

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change from time to time.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in the Fund's Semiannual Report to Shareholders for the period ended June 30, 2011.

30

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class I, Class P, Class H and Class L shares of each Portfolio. Neither Class I, Class P nor Class L shares are subject to a sales charge, and Class I shares are not subject to a shareholder services fee. Both Class I and Class P shares generally require investments in minimum amounts that are substantially higher than Class H and Class L shares.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of Class I, Class P, Class H and Class L shares of each Portfolio. The Distributor receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class P and Class H shares of each Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of each Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class P, Class H and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average net assets of Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class P, Class H and Class L shares. Such fees relate solely to the Class P, Class H and Class L shares and will reduce the net investment income and total return of the Class P, Class H and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain brokers or other service providers in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class P and Class L shares of the Portfolios at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I, Class P and Class L Shares

The Fund suspended offering Class I, Class P and Class L shares of the Small Company Growth Portfolio to new investors.The Fund will continue to offer Class I, Class P and Class L shares of the Small Company Growth Portfolio to existing shareholders. The Fund may recommence offering Class I, Class P and Class L shares of the Small Company Growth Portfolio to new investors in the future. Any such offerings of the Small Company Growth Portfolio's Class I, Class P and Class L shares may be limited in amount and may commence and terminate without any prior notice.

The Fund is not currently offering Class L shares of the Focus Growth Portfolio. The Fund may commence offering Class L shares of the Focus Growth Portfolio in the future. Any such offerings of the Focus Growth Portfolio's Class L shares may commence and terminate without any prior notice.

You may purchase Class I, Class P and Class L shares of a Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.

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Shareholder Information (Cont'd)

Investors purchasing Class I, Class P and Class L shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class I, Class P or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for Class L shares of a Portfolio. The minimum initial investment will be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investment will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the independent Directors of the Fund; (vii) clients who owned Portfolio shares as of December 31, 2007; and (viii) investments made in connection with certain reorganizations as determined by the Adviser. If the value of your account falls below the minimum initial investment amount for Class I, Class P or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company Inc. ("Morgan Stanley Services"), the Fund's transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I, Class P and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 business days after purchase. You can avoid this delay by purchasing Class I, Class P and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I, Class P and Class L shares of each Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section above entitled "Pricing of Portfolio Shares." Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I, Class P and Class L shares for your account at any time by purchasing shares at NAV by any of the methods described above. For additional purchases directly from the Fund, your account name, account number, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

How To Purchase Class H Shares

The Fund suspended offering Class H shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer Class H shares of the Small Company Growth Portfolio to existing shareholders. The Fund may recommence offering Class H shares of the Small Company Growth Portfolio to new investors in the future. Any such offerings of the Small Company Growth Portfolio's shares may be limited in amount and may commence and terminate without any prior notice.

The Fund is not currently offering Class H shares of the Focus Growth Portfolio. The Fund may commence offering Class H shares of the Focus Growth Portfolio in the future. Any such offerings of the Focus Growth Portfolio's Class H shares may commence and terminate without any prior notice.

Class H shares of a Portfolio may be purchased by contacting your authorized financial representative who will assist you, step-by-step, with the procedures to invest in Class H shares.

Class H shares are available to investors with a minimum investment of $25,000. The minimum initial investment may be waived for investments made in connection with certain reorganizations as determined by

32

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

the Adviser. If the value of your account falls below the minimum initial investment amount for Class H shares as a result of share redemptions, your account may be subject to involuntary redemption. You will be notified prior to any such redemptions.

Class H shares are subject to a sales charge equal to a maximum of 4.75% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $50,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class H shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class H shares of a Portfolio by the following related accounts:

•  A single account (including an individual, trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21).

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class H shares are not subject to a front-end sales charge for accounts of employees of Morgan Stanley and its subsidiaries, such persons' family members (limited to spouse, and children under the age of 21) and trust accounts for which any such person is a beneficiary. The front-end sales charge may also be waived in connection with certain reorganizations as determined by the Adviser.

Combined Purchase Privilege

You will have the benefit of reduced sales charges by combining purchases of Class H shares of a Portfolio for any related account in a single transaction with purchases of Class H shares of another portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

•  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An IRA and single participant retirement account (such as a Keogh).

•  An UGMA/UTMA account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class H shares of a Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $50,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification

You must notify your authorized financial representative at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney LLC ("Morgan Stanley Smith Barney") or your authorized financial representative or the Fund's transfer agent, Morgan Stanley Services, does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your authorized financial representative of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding Class H shares of a portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust held in all related accounts described above at your authorized financial representative, as well as shares held by related parties, such as members of the same family or household, in order to

33

Shareholder Information (Cont'd)

determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class H shares of a portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of other Class H shares which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of Class H shares of other portfolios of the Fund or portfolios of Morgan Stanley Institutional Fund Trust you currently own acquired in exchange for shares of other portfolios of the Fund or portfolios of Morgan Stanley Institutional Fund Trust purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the period referenced above. You should retain any records necessary to substantiate historical costs because the Fund, Morgan Stanley Services and your authorized financial representative may not maintain this information. You can obtain a Letter of Intent by contacting your authorized financial representative. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class H shares for your account at any time by purchasing shares at NAV, plus any applicable sales charge.

Order Processing Fees

Your financial intermediary may charge processing or other fees in connection with the purchase or sale of Class H shares. Please consult your authorized financial representative for more information regarding any such fee.

General

Class I, Class P, Class H and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Other Transaction Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving the Portfolios may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Class I, Class P and Class L Shares

You may redeem Class I, Class P and Class L shares of a Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I, Class P and Class L shares of a Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners

34

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

of the shares in the exact names in which the shares are registered;

(b)  The share certificates, if issued;

(c)  Any required signature guarantees; and

(d)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of Class I, Class P and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be wired to you. You cannot redeem Class I, Class P and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this Prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I and Class P shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Class I, Class P and Class L shares of the Small Company Growth Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class P and Class L shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Small Company Growth Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange Class I, Class P and Class L shares for the same class of shares of other available portfolios of the Fund and available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send

35

Shareholder Information (Cont'd)

exchange requests to Morgan Stanley Services by mail to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for Class I, Class P or Class L shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Class I, Class P or Class L shares of the Small Company Growth Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

How To Redeem Class H Shares

You may redeem Class H shares of a Portfolio by contacting your authorized financial representative. The value of Class H shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class H shares of the Portfolios will be redeemed at the NAV next determined after we receive your redemption request in good order.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Class H shares of the Small Company Growth Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through preapproved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class H shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Small Company Growth Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange Class H shares of a Portfolio for Class H shares of other available portfolios of the Fund. In addition, you may exchange Class H shares for Class H shares of available portfolios of Morgan Stanley Institutional Fund Trust. Not all portfolios of Morgan Stanley Institutional Fund Trust offer Class H shares. Your ability to exchange Class H shares may therefore be limited. A front-end sales charge (load) is not imposed on exchanges of Class H shares. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary.

When you exchange for Class H shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase, except that it will not be subject to a front-end sales charge. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of Class H shares of the Small Company Growth Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

36

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investment in certain types of fixed income securities may be adversely affected by price arbitrage trading securities.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares," "Shareholder Information—How to Purchase Class H Shares," "Shareholder Information—Other Transaction Information," "Shareholder Information—How To Redeem Class I, Class P and Class L Shares" and "Shareholder Information—How to Redeem Class H Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee, as applicable, from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2013, dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders.

37

Shareholder Information (Cont'd)

Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) before January 1, 2013, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after December 31, 2012. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Focus Growth Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio

Global Franchise Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Real Estate Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Domestic Debt Portfolio

*  Portfolio is currently closed to new investors

38

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class P, Class H and Class L shares of each Portfolio, as applicable, for the past five years or since inception if less than five years. Class H and Class L shares of the Focus Growth and Growth Portfolios had not commenced operations as of December 31, 2011. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP's report, along with each Portfolio's financial statements, are incorporated by reference into the Portfolios' SAI and are included in the Fund's Annual Report to Shareholders. The Annual Report to Shareholders and each Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Focus Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$19.58		$15.27		$8.95		$18.81		$15.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)		(0.05)		(0.01)		0.00	‡	0.03
Net Realized and Unrealized Gain (Loss)	(1.37)		4.36		6.33		(9.82)		3.62
Total from Investment Operations	(1.43)		4.31		6.32		(9.82)		3.65
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.04)		(0.03)
Redemption Fees	—		—		—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.15		$19.58		$15.27		$8.95		$18.81
Total Return++	(7.30)%		28.23%		70.61	%**	(52.19)%		24.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,377		$17,618		$7,878		$4,879		$13,852
Ratio of Expenses to Average Net Assets (1)	0.99	%+††	1.00	%+††	0.99	%+	1.00	%+	1.00	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.00	%+††	0.99	%+	1.00	%+	1.00	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.29	)%+††	(0.28	)%+††	(0.12	)%+	0.02	%+	0.16	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.00	%††§	0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	37%		79%		11%		36%		57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.09	%††	1.51	%+††	1.88	%+	1.29	%+	1.13	%+
Net Investment Income (Loss) to Average Net Assets	(0.39	)%††	(0.79	)%+††	(1.01	)%+	(0.27	)%+	0.03	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.12% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 68.49%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

39

Focus Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$19.00		$14.86		$8.73		$18.32		$14.81
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)		(0.08)		(0.04)		(0.04)		(0.01)
Net Realized and Unrealized Gain (Loss)	(1.32)		4.22		6.17		(9.55)		3.52
Total from Investment Operations	(1.43)		4.14		6.13		(9.59)		3.51
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.00	)‡	—
Redemption Fees	—		—		—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$17.57		$19.00		$14.86		$8.73		$18.32
Total Return++	(7.53)%		27.86%		70.02	%**	(52.27)%		23.70%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,588		$1,704		$1,460		$1,069		$2,913
Ratio of Expenses to Average Net Assets (1)	1.24	%+††	1.25	%+††	1.24	%+	1.25	%+	1.25	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.25	%+††	1.24	%+	1.25	%+	1.25	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.54	)%+††	(0.53	)%+††	(0.38	)%+	(0.24	)%+	(0.07	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.00	%††§	0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	37%		79%		11%		36%		57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34	%††	1.76	%+††	2.16	%+	1.54	%+	1.38	%+
Net Investment Loss to Average Net Assets	(0.64	)%††	(1.04	)%+††	(1.30	)%+	(0.53	)%+	(0.20	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.17% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P would have been approximately 67.85%.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

40

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Discovery Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13	(0.00	)‡
Net Realized and Unrealized Loss	(0.92)	(0.03)
Total from Investment Operations	(0.79)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.12)	—
Net Asset Value, End of Period	$9.06	$9.97
Total Return++	(7.72)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$2,446	$697
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.39%+	(1.14	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.52%	238.14	%*
Net Investment Loss to Average Net Assets	(2.78)%	(237.93	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

41

Global Discovery Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.12	(0.00	)‡
Net Realized and Unrealized Loss	(0.92)	(0.03)
Total from Investment Operations	(0.80)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$9.07	$9.97
Total Return++	(7.98)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$91	$100
Ratio of Expenses to Average Net Assets (1)	1.60%+	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14%+	(1.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.77%	238.39	%*
Net Investment Loss to Average Net Assets	(3.03)%	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

42

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Discovery Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.11	(0.00	)‡
Net Realized and Unrealized Loss	(0.91)	(0.03)
Total from Investment Operations	(0.80)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$9.07	$9.97
Total Return++	(7.96)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,157	$349
Ratio of Expenses to Average Net Assets (1)	1.60%+	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14%+	(1.39	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.77%	238.39	%*
Net Investment Loss to Average Net Assets	(3.03)%	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

43

Global Discovery Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.06	(0.00	)‡
Net Realized and Unrealized Loss	(0.91)	(0.03)
Total from Investment Operations	(0.85)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.05)	—
Net Asset Value, End of Period	$9.07	$9.97
Total Return++	(8.41)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$91	$100
Ratio of Expenses to Average Net Assets (1)	2.10%+	2.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.64%+	(1.89	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.27%	238.89	%*
Net Investment Loss to Average Net Assets	(3.53)%	(238.68	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

44

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$24.24		$19.69		$12.12		$24.69	$20.28
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.06		0.05		0.05	0.10
Net Realized and Unrealized Gain (Loss)	(0.73)		4.49		7.58		(12.50)	4.41
Total from Investment Operations	(0.72)		4.55		7.63		(12.45)	4.51
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.00	)‡	(0.06)		(0.10)	(0.10)
Net Realized Gain	—		—		—		(0.02)	—
Total Distributions	(0.06)		(0.00	)‡	(0.06)		(0.12)	(0.10)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$23.46		$24.24		$19.69		$12.12	$24.69
Total Return++	(3.01)%		23.11%		62.97	%**	(50.47)%	22.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$622,193		$704,410		$674,070		$543,841	$1,406,866
Ratio of Expenses to Average Net Assets	0.71	%+††	0.73	%+††	0.65	%+	0.62%+	0.62	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.73	%+††	0.65	%+	0.62%+	0.62	%+
Ratio of Net Investment Income to Average Net Assets	0.05	%+††	0.27	%+††	0.35	%+	0.24%+	0.46	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	26%		35%		19%		42%	50%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

45

Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$23.82		$19.40		$11.94		$24.27	$19.95
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)		0.00	‡	0.02		0.00 ‡	0.05
Net Realized and Unrealized Gain (Loss)	(0.73)		4.42		7.46		(12.27)	4.33
Total from Investment Operations	(0.78)		4.42		7.48		(12.27)	4.38
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.00	)‡	(0.02)		(0.04)	(0.06)
Net Realized Gain	—		—		—		(0.02)	—
Total Distributions	(0.01)		(0.00	)‡	(0.02)		(0.06)	(0.06)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$23.03		$23.82		$19.40		$11.94	$24.27
Total Return++	(3.27)%		22.79%		62.66	%**	(50.57)%	21.93%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$135,777		$136,585		$99,475		$59,883	$166,717
Ratio of Expenses to Average Net Assets	0.96	%+††	0.98	%+††	0.90	%+	0.87%+	0.87	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.98	%+††	0.90	%+	0.87%+	0.87	%+
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20	)%+††	0.02	%+††	0.10	%+	(0.01)%+	0.24	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	26%		35%		19%		42%	50%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

46

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$14.17	$11.14		$7.64		$13.12		$13.31
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)	0.01		(0.03)		(0.01)		(0.05)
Net Realized and Unrealized Gain (Loss)	(1.25)	3.02		3.68		(5.47)		0.45
Total from Investment Operations	(1.29)	3.03		3.65		(5.48)		0.40
Distributions from and/or in Excess of:
Net Investment Income	—	—		(0.01)		—		—
Net Realized Gain	(0.24)	—		(0.14)		—		(0.59)
Total Distributions	(0.24)	—		(0.15)		—		(0.59)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$12.64	$14.17		$11.14		$7.64		$13.12
Total Return++	(9.12)%	27.20%		47.92%		(41.84)%		3.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,074,392	$1,227,782		$977,515		$638,559		$1,137,839
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.05	%+††	1.05	%+	1.02	%+	1.01	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05%+	1.05	%+††	1.05	%+	1.02	%+	1.01	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.29)%+	0.10	%+††	(0.28	)%+	(0.08	)%+	(0.35	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	26%	26%		27%		34%		50%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10%	1.12	%+††	1.07	%+	1.05	%+	N/A
Net Investment Income (Loss) to Average Net Assets	(0.34)%	0.03	%+††	(0.30	)%+	(0.11	)%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

47

Small Company Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$13.27	$10.46		$7.19		$12.39		$12.63
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)	(0.02)		(0.05)		(0.03)		(0.08)
Net Realized and Unrealized Gain (Loss)	(1.16)	2.83		3.46		(5.17)		0.43
Total from Investment Operations	(1.23)	2.81		3.41		(5.20)		0.35
Distributions from and/or in Excess of:
Net Realized Gain	(0.24)	—		(0.14)		—		(0.59)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$11.80	$13.27		$10.46		$7.19		$12.39
Total Return++	(9.28)%	26.86%		47.41%		(41.97)%		2.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$282,988	$530,123		$536,329		$345,302		$698,183
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.30	%+††	1.30	%+	1.27	%+	1.26	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30%+	1.30	%+††	1.30	%+	1.27	%+	1.26	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.54)%+	(0.15	)%+††	(0.53	)%+	(0.34	)%+	(0.61	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	26%	26%		27%		34%		50%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.37	%+††	1.32	%+	1.30	%+	N/A
Net Investment Loss to Average Net Assets	(0.59)%	(0.22	)%+††	(0.55	)%+	(0.37	)%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

48

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Small Company Growth Portfolio

	Class H
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$12.47
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss	(0.43)
Total from Investment Operations	(0.43)
Distributions from and/or in Excess of:
Net Realized Gain	(0.24)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.80
Total Return++	(3.46	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,006
Ratio of Expenses to Average Net Assets (1)	1.30	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.26	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35	%*
Net Investment Loss to Average Net Assets	(0.31	)%*

^  Commencement of Operations

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

49

Small Company Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$12.47
Loss from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Loss	(0.43)
Total from Investment Operations	(0.44)
Distributions from and/or in Excess of:
Net Realized Gain	(0.24)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.79
Total Return++	(3.54	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,657
Ratio of Expenses to Average Net Assets (1)	1.80	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.77	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.85	%*
Net Investment Loss to Average Net Assets	(0.82	)%*

^  Commencement of Operations

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

50

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Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated April 30, 2012, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes Annual and Semiannual Reports to Shareholders ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the Statement of Additional Information and Shareholder Reports, may be obtained from the SEC in any of the following ways: (1) in person: you may review and copy documents in the SEC's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) on-line: you may retrieve information from the SEC's web site at http://www.sec.gov; (3) by mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520; or (4) by e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Morgan Stanley Institutional Fund, Inc.
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investments Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

MSIEQUPRO-0412

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global and International
Equity Portfolios

Active International Allocation
Portfolio

Asian Equity Portfolio

Emerging Markets Portfolio

Global Advantage Portfolio

Global Discovery Portfolio

Global Franchise Portfolio

Global Insight Portfolio

Global Opportunity Portfolio

Global Real Estate Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

International Small Cap Portfolio

Select Global Infrastructure Portfolio

U.S. Equity Portfolios

Advantage Portfolio

Focus Growth Portfolio

Growth Portfolio
(formerly Capital Growth Portfolio)

Insight Portfolio

Opportunity Portfolio

Small Company Growth Portfolio

U.S. Real Estate Portfolio

Fixed Income Portfolio

Emerging Markets Debt Portfolio

Annual
Report

December 31, 2011

2011 Annual Report

December 31, 2011

Shareholders' Letter	2

Investment Advisory Agreement Approval	3

Performance Summary	6

Expense Examples	8

Investment Overview and Portfolios of Investments

Global and International Equity Portfolios:

Active International Allocation Portfolio	11

Asian Equity Portfolio	25

Emerging Markets Portfolio	30

Global Advantage Portfolio	37

Global Discovery Portfolio	41

Global Franchise Portfolio	45

Global Insight Portfolio	48

Global Opportunity Portfolio	52

Global Real Estate Portfolio	56

International Advantage Portfolio	62

International Equity Portfolio	66

International Opportunity Portfolio	70

International Real Estate Portfolio	74

International Small Cap Portfolio	79

Select Global Infrastructure Portfolio	85

U.S. Equity Portfolios:

Advantage Portfolio	90

Focus Growth Portfolio	94

Growth Portfolio (formerly Capital Growth Portfolio)	98

Insight Portfolio	102

Opportunity Portfolio	106

Small Company Growth Portfolio	111

U.S. Real Estate Portfolio	116

Fixed Income Portfolio:

Emerging Markets Debt Portfolio	120

Statements of Assets and Liabilities	126

Statements of Operations	138

Statements of Changes in Net Assets	143

Financial Highlights	167

Notes to Financial Statements	241

Report of Independent Registered Public Accounting Firm	256

Federal Income Tax Information	257

U.S. Privacy Policy	259

Director and Officer Information	262

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

2011 Annual Report

December 31, 2011

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2011. Our Fund currently offers 23 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities and fixed income.

Sincerely,

Arthur Lev
President and Principal Executive Officer

January 2012

2

2011 Annual Report

December 31, 2011

Investment Advisory Agreement Approval (unaudited)

Global Insight and Insight Portfolios ("Portfolios")

At the organizational meeting of the Portfolios, the Board of Directors, including the independent Directors, considered the following factors in approving the Investment Advisory Agreement with respect to the Portfolios:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.")

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolios to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolios currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolios under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by Lipper, Inc., and reviewed the anticipated total expense ratios of the Portfolios. The Board considered that the Portfolios require the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolios and concluded that the proposed management fee rates and anticipated total expense ratios would be competitive with their peer group averages.

Economies of Scale

The Board considered the growth prospects of the Portfolios and the structure of the proposed management fee schedules, which include breakpoints for each of the Portfolios. The Board considered that the Portfolios' potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolios have not begun operations and have not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. Since the Portfolios have not begun operations and have not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

3

2011 Annual Report

December 31, 2011

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolios' and their future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

4

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2011 Annual Report

December 31, 2011

Performance Summary (unaudited)

	Inception Dates				One Year Total Return						Five Years Average Annual Total Return
	Class I	Class P	Class H	Class L	Class I	Class P	Class H	Class L	Index		Class I	Class P	Class H	Class L	Index
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	—	—	–14.56%	–14.75%	—%	—%	–12.14%	(1)	–3.66%	–3.90%	—%	—%	–4.72%	(1)
Asian Equity	12/28/10	12/28/10	12/28/10	12/28/10	–16.88	–17.08	–17.08	–17.57	–17.31	(2)	—	—	—	—	—	(2)
Emerging Markets	9/25/92	1/2/96	—	—	–18.41	–18.63	—	—	–18.42	(3)	0.23	–0.02	—	—	2.40	(3)
Global Advantage	12/28/10	12/28/10	12/28/10	12/28/10	0.34	0.07	0.08	–0.44	–7.35	(4)	—	—	—	—	—	(4)
Global Discovery	12/28/10	12/28/10	12/28/10	12/28/10	–7.72	–7.98	–7.96	–8.41	–7.35	(4)	—	—	—	—	—	(4)
Global Franchise	11/28/01	11/28/01	—	—	9.38	8.98	—	—	–5.54	(5)	4.74	4.46	—	—	–2.37	(5)
Global Insight	12/28/11	—	12/28/11	12/28/11	—	—	—	—	—	(4)	—	—	—	—	—	(4)
Global Opportunity	5/30/08	5/21/10	5/30/08	5/30/08	–4.90	–5.16	–5.18	–5.19	–7.35	(4)	—	—	—	—	—	(4)
Global Real Estate	8/30/06	8/30/06	1/2/08	6/16/08	–9.67	–9.91	–9.90	–10.33	–6.00	(6)	–4.94	–5.21	—	—	–5.46	(6)
International Advantage	12/28/10	12/28/10	12/28/10	12/28/10	–1.31	–1.57	–1.57	–2.09	–13.71	(7)	—	—	—	—	—	(7)
International Equity	8/4/89	1/2/96	—	—	–7.63	–7.83	—	—	–12.14	(1)	–2.63	–2.88	—	—	–4.72	(1)
International Opportunity	3/31/10	3/31/10	3/31/10	3/31/10	–10.16	–10.33	–10.30	–10.81	–13.71	(7)	—	—	—	—	—	(7)
International Real Estate	10/1/97	10/1/97	—	—	–19.92	–20.16	—	—	–17.81	(8)	–11.92	–12.14	—	—	–8.75	(8)
International Small Cap	12/15/92	10/21/08	—	—	–18.33	–18.56	—	—	–15.94	(9)	–6.39	—	—	—	–4.14	(9)
Select Global Infrastructure	9/20/10	9/20/10	9/20/10	9/20/10	15.95	15.67	15.67	15.12	13.75	(10)	—	—	—	—	—	(10)
U.S. Equity Portfolios:
Advantage	6/30/08	5/21/10	6/30/08	6/30/08	5.33	5.07	5.06	5.19	2.64	(11)	—	—	—	—	—	(11)
Focus Growth	3/8/95	1/2/96	—	—	–7.30	–7.53	—	—	2.64	(11)	3.76	3.49	—	—	2.50	(11)
Growth	4/2/91	1/2/96	—	—	–3.01	–3.27	—	—	2.64	(11)	3.34	3.09	—	—	2.50	(11)
Insight	12/28/11	—	12/28/11	12/28/11	—	—	—	—	—	(12)	—	—	—	—	—	(12)
Opportunity	8/12/05	5/21/10	5/28/98	5/28/98	–0.46	–0.72	–0.73	–1.17	2.64	(11)	5.16	—	4.86	4.18	2.50	(11)
Small Company Growth	11/1/89	1/2/96	11/11/11	11/11/11	–9.12	–9.28	—	—	–2.91	(13)	0.49	0.24	—	—	2.09	(13)
U.S. Real Estate	2/24/95	1/2/96	11/11/11	11/11/11	5.57	5.26	—	—	8.29	(14)	–1.70	–1.97	—	—	–1.42	(14)
Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	1/2/08	6/16/08	–3.66	–3.90	–3.88	–4.34	–1.75	(15)	5.15	4.86	—	—	7.02	(15)

2011 Annual Report

December 31, 2011

Performance Summary (unaudited) (cont'd)

	Ten Years Average Annual Total Return						Since Inception Average Annual Total Return*
	Class I	Class P	Class H	Class L	Index		Class I	Index	Class P	Index	Class H	Index	Class L	Index
Global and International Equity Portfolios:
Active International Allocation	4.84%	4.57%	—%	—%	4.67%	(1)	5.36%	4.82%	4.35%	3.55%	—%	—%	—%	—%	(1)
Asian Equity	—	—	—	—	—	(2)	–15.19	–15.45	–15.38	–15.45	–15.38	–15.45	–15.88	–15.45	(2)
Emerging Markets	12.98	12.69	—	—	13.86	(3)	8.70	8.46	7.48	6.79	—	—	—	—	(3)
Global Advantage	—	—	—	—	—	(4)	0.43	–6.71	0.17	–6.71	0.18	–6.71	–0.34	–6.71	(4)
Global Discovery	—	—	—	—	—	(4)	–7.93	–6.71	–8.19	–6.71	–8.17	–6.71	–8.62	–6.71	(4)
Global Franchise	10.44	10.15	—	—	3.62	(5)	10.85	3.76	10.55	3.76	—	—	—	—	(5)
Global Insight	—	—	—	—	—	(4)	0.70	1.15	—	—	0.70	1.15	0.70	1.15	(4)
Global Opportunity	—	—	—	—	—	(4)	2.83	–4.90	16.07	7.82	2.60	–4.90	2.51	–4.90	(4)
Global Real Estate	—	—	—	—	—	(6)	–1.76	–2.29	–2.03	–2.29	–4.34	–4.99	–4.13	–3.76	(6)
International Advantage	—	—	—	—	—	(7)	–1.40	–12.66	–1.66	–12.66	–1.65	–12.66	–2.17	–12.66	(7)
International Equity	5.72	5.47	—	—	4.67	(1)	8.53	3.63	7.34	3.55	—	—	—	—	(1)
International Opportunity	—	—	—	—	—	(7)	4.73	–3.22	4.47	–3.22	4.49	–3.22	3.95	–3.22	(7)
International Real Estate	9.59	9.31	—	—	9.02	(8)	6.87	4.45	6.61	4.45	—	—	—	—	(8)
International Small Cap	6.45	—	—	—	9.01	(9)	8.29	4.93	6.25	12.11	—	—	—	—	(9)
Select Global Infrastructure	—	—	—	—	—	(10)	16.57	15.80	16.29	15.80	16.29	15.80	15.73	15.80	(10)
U.S. Equity Portfolios:
Advantage	—	—	—	—	—	(11)	4.73	3.09	16.05	13.66	4.49	3.09	4.53	3.09	(11)
Focus Growth	3.79	3.53	—	—	2.60	(11)	9.87	6.88	7.73	5.48	—	—	—	—	(11)
Growth	3.42	3.17	—	—	2.60	(11)	8.73	7.20	6.83	5.48	—	—	—	—	(11)
Insight	—	—	—	—	—	(12)	0.60	0.72	—	—	0.60	0.72	0.60	0.72	(12)
Opportunity	—	—	3.85	3.17	2.60	(11)	6.58	3.79	14.44	13.66	3.68	1.89	2.97	1.89	(11)
Small Company Growth	5.68	5.42	—	—	4.48	(13)	10.39	6.40	8.99	4.38	–3.46	–1.26	–3.54	–1.26	(13)
U.S. Real Estate	10.99	10.70	—	—	10.20	(14)	12.69	10.77	11.71	10.40	1.24	2.25	1.17	2.25	(14)
Fixed Income Portfolio:
Emerging Markets Debt	9.74	9.46	—	—	10.49	(15)	9.58	9.82	9.78	10.81	5.03	6.96	4.84	7.67	(15)

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Returns do not reflect the deduction of any applicable sales charges for Class H shares. Such costs would lower performance. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

* Returns for periods less than one year are not annualized.

Indices:

  (1)  MSCI EAFE (Europe, Australasia, Far East) Index

  (2)  MSCI All Country Asia Ex-Japan Index

  (3)  MSCI Emerging Markets Net Index

  (4)  MSCI All Country World Index

  (5)  MSCI World Index

  (6)  FTSE EPRA/NAREIT Developed Real Estate (Net) Index

  (7)  MSCI All Country World Index Ex-U.S. Index

  (8)  FTSE EPRA/NAREIT Developed ex-North America Real Estate Index

  (9)  MSCI EAFE Small Cap Total Return Index

  (10)  Dow Jones Brookfield Global Infrastructure IndexSM

  (11)  Russell 1000® Growth Index

  (12)  Russell 3000® Value Index

  (13)  Russell 2000® Growth Index

  (14)  FTSE NAREIT Equity REITs Index

  (15)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index

2011 Annual Report

December 31, 2011

Expense Examples (unaudited)

As a shareholder of a Portfolio, you may incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including management fees, shareholder servicing and distribution fees (in the case of Class P, Class H and Class L) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2011 Annual Report

December 31, 2011

Expense Examples (unaudited) (cont'd)

Portfolio	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$815.80	$1,020.72	$4.07		$4.53	0.89%
Active International Allocation Portfolio Class P	1,000.00	814.70	1,019.46	5.21		5.80	1.14
Asian Equity Portfolio Class I	1,000.00	819.10	1,017.95	6.60		7.32	1.44
Asian Equity Portfolio Class P	1,000.00	818.00	1,016.69	7.74		8.59	1.69
Asian Equity Portfolio Class H	1,000.00	818.00	1,016.69	7.74		8.59	1.69
Asian Equity Portfolio Class L	1,000.00	815.50	1,014.17	10.02		11.12	2.19
Emerging Markets Portfolio Class I	1,000.00	823.40	1,017.69	6.85		7.58	1.49
Emerging Markets Portfolio Class P	1,000.00	822.40	1,016.43	7.99		8.84	1.74
Global Advantage Portfolio Class I	1,000.00	930.80	1,018.65	6.33		6.61	1.30
Global Advantage Portfolio Class P	1,000.00	930.10	1,017.39	7.54		7.88	1.55
Global Advantage Portfolio Class H	1,000.00	930.20	1,017.39	7.54		7.88	1.55
Global Advantage Portfolio Class L	1,000.00	927.90	1,014.87	9.96		10.41	2.05
Global Discovery Portfolio Class I	1,000.00	828.10	1,018.40	6.22		6.87	1.35
Global Discovery Portfolio Class P	1,000.00	827.20	1,017.14	7.37		8.13	1.60
Global Discovery Portfolio Class H	1,000.00	826.70	1,017.14	7.37		8.13	1.60
Global Discovery Portfolio Class L	1,000.00	824.90	1,014.62	9.66		10.66	2.10
Global Franchise Portfolio Class I	1,000.00	974.60	1,020.16	4.98		5.09	1.00
Global Franchise Portfolio Class P	1,000.00	972.60	1,018.90	6.22		6.36	1.25
Global Insight Portfolio Class I	1,000.00	1,007.00	1,000.30	0.11	+	0.11	1.35
Global Insight Portfolio Class H	1,000.00	1,007.00	1,000.28	0.13	+	0.13	1.60
Global Insight Portfolio Class L	1,000.00	1,007.00	1,000.24	0.17	+	0.17	2.10
Global Opportunity Portfolio Class I	1,000.00	869.20	1,018.95	5.84		6.31	1.24
Global Opportunity Portfolio Class P	1,000.00	868.00	1,017.69	7.02		7.58	1.49
Global Opportunity Portfolio Class H	1,000.00	868.40	1,017.69	7.02		7.58	1.49
Global Opportunity Portfolio Class L	1,000.00	868.10	1,017.44	7.25		7.83	1.54
Global Real Estate Portfolio Class I	1,000.00	857.40	1,019.81	5.01		5.45	1.07
Global Real Estate Portfolio Class P	1,000.00	855.90	1,018.55	6.17		6.72	1.32
Global Real Estate Portfolio Class H	1,000.00	856.80	1,018.55	6.18		6.72	1.32
Global Real Estate Portfolio Class L	1,000.00	854.10	1,016.03	8.51		9.25	1.82
International Advantage Portfolio Class I	1,000.00	915.40	1,018.90	6.03		6.36	1.25
International Advantage Portfolio Class P	1,000.00	913.80	1,017.64	7.24		7.63	1.50
International Advantage Portfolio Class H	1,000.00	913.90	1,017.64	7.24		7.63	1.50
International Advantage Portfolio Class L	1,000.00	911.50	1,015.12	9.64		10.16	2.00
International Equity Portfolio Class I	1,000.00	871.20	1,020.42	4.48		4.84	0.95
International Equity Portfolio Class P	1,000.00	870.00	1,019.16	5.66		6.11	1.20
International Opportunity Portfolio Class I	1,000.00	836.00	1,019.46	5.28		5.80	1.14
International Opportunity Portfolio Class P	1,000.00	835.00	1,018.20	6.43		7.07	1.39
International Opportunity Portfolio Class H	1,000.00	835.30	1,018.20	6.43		7.07	1.39
International Opportunity Portfolio Class L	1,000.00	832.90	1,015.68	8.73		9.60	1.89
International Real Estate Portfolio Class I	1,000.00	780.90	1,020.16	4.49		5.09	1.00
International Real Estate Portfolio Class P	1,000.00	779.30	1,018.90	5.61		6.36	1.25
International Small Cap Portfolio Class I	1,000.00	788.10	1,019.41	5.18		5.85	1.15
International Small Cap Portfolio Class P	1,000.00	786.40	1,018.15	6.30		7.12	1.40
Select Global Infrastructure Portfolio Class I	1,000.00	1,038.80	1,019.41	5.91		5.85	1.15
Select Global Infrastructure Portfolio Class P	1,000.00	1,037.20	1,018.15	7.19		7.12	1.40
Select Global Infrastructure Portfolio Class H	1,000.00	1,037.20	1,018.15	7.19		7.12	1.40
Select Global Infrastructure Portfolio Class L	1,000.00	1,034.90	1,015.63	9.75		9.65	1.90
Advantage Portfolio Class I	1,000.00	974.40	1,019.91	5.23		5.35	1.05
Advantage Portfolio Class P	1,000.00	973.60	1,018.65	6.47		6.61	1.30
Advantage Portfolio Class H	1,000.00	973.50	1,018.65	6.47		6.61	1.30
Advantage Portfolio Class L	1,000.00	974.10	1,019.71	5.42		5.55	1.09
Focus Growth Portfolio Class I	1,000.00	860.20	1,020.21	4.64		5.04	0.99
Focus Growth Portfolio Class P	1,000.00	859.20	1,018.95	5.81		6.31	1.24
Growth Portfolio Class I	1,000.00	886.50	1,021.53	3.47		3.72	0.73

2011 Annual Report

December 31, 2011

Expense Examples (unaudited) (cont'd)

Portfolio	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class P	$1,000.00	$885.50	$1,020.27	$4.66		$4.99	0.98%
Insight Portfolio Class I	1,000.00	1,006.00	1,000.32	0.09	+	0.09	1.05
Insight Portfolio Class H	1,000.00	1,006.00	1,000.30	0.11	+	0.11	1.30
Insight Portfolio Class L	1,000.00	1,006.00	1,000.26	0.15	+	0.15	1.80
Opportunity Portfolio Class I	1,000.00	926.70	1,020.77	4.27		4.48	0.88
Opportunity Portfolio Class P	1,000.00	925.20	1,019.51	5.48		5.75	1.13
Opportunity Portfolio Class H	1,000.00	924.90	1,019.51	5.48		5.75	1.13
Opportunity Portfolio Class L	1,000.00	923.10	1,016.99	7.90		8.29	1.63
Small Company Growth Portfolio Class I	1,000.00	889.40	1,019.91	5.00		5.35	1.05
Small Company Growth Portfolio Class P	1,000.00	888.40	1,018.65	6.19		6.61	1.30
Small Company Growth Portfolio Class H	1,000.00	965.40	1,004.87	1.68	++	1.71	1.30
Small Company Growth Portfolio Class L	1,000.00	964.60	1,004.21	2.33	++	2.37	1.80
U.S. Real Estate Portfolio Class I	1,000.00	964.40	1,020.06	5.05		5.19	1.02
U.S. Real Estate Portfolio Class P	1,000.00	962.50	1,018.80	6.28		6.46	1.27
U.S. Real Estate Portfolio Class H	1,000.00	1,012.40	1,004.93	1.65	++	1.65	1.25
U.S. Real Estate Portfolio Class L	1,000.00	1,011.70	1,004.27	2.31	++	2.31	1.75
Emerging Markets Debt Portfolio Class I	1,000.00	914.50	1,021.02	4.01		4.23	0.83
Emerging Markets Debt Portfolio Class P	1,000.00	913.20	1,019.76	5.21		5.50	1.08
Emerging Markets Debt Portfolio Class H	1,000.00	913.50	1,019.76	5.21		5.50	1.08
Emerging Markets Debt Portfolio Class L	1,000.00	911.50	1,017.24	7.61		8.03	1.58

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 3/365 (to reflect the actual days in the period).

++Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 48/365 (to reflect the actual days in the period).

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Active International Allocation Portfolio

The Active International Allocation Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -14.56%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the MSCI EAFE Index (the "Index"), which returned -12.14%.

Factors Affecting Performance

•  For 2011, international equities, as represented by the MSCI EAFE Index (the Index), lost 12%. On a regional basis, U.S. equities (+1%) led the developed markets, followed by the equity markets of Europe (-11%), Asia Ex-Japan (-13%), and Japan (-14%). Emerging markets (-18%) lagged developed markets. Within the Index, health care (+6%), consumer staples (+4%), energy (+1%) were the best-performing sectors, while utilities (-19%), financials (-22%), and materials (-23%) lagged the most. (The country and regional returns shown are based on their respective MSCI indexes and are quoted in U.S. dollars.) Versus the U.S. dollar, the Japanese yen was up 5%, the Swiss franc was flat, the British pound declined 1%, and the euro fell 3%.

•  The overweight to the materials and industrials sectors and underweights to Europe and the U.K. were the main detractors from relative performance. Conversely, the most significant contributors were the above-benchmark weight in energy and the underweight positions in Asia Ex-Japan, financials, and utilities.

Management Strategies

•  2011 was an agonizing year. After beginning the year with decent positive momentum, the global markets and economy battled the after-effects of Japan's tragic March earthquake and tsunami, a jarring increase in European bond yields and tightening of bank funding, the U.S. Treasury downgrade and political dysfunction over the debt ceiling, and a sharp fall in Chinese property transactions and in the purchasing managers index (PMI). Rolling Arab revolutions, Libya's civil war, and the growing anti-business-as-usual overtones of the global Occupy Wall Street movements further dampened confidence. Market volatility shot up sharply in August and remained elevated through year-end. Under a fragile world economy and an extremely heated and highly fractioned political backdrop, investors were whipsawed on the global equity market roller coaster, with violent movements to the upside and downside on the back of political indecision and rapid shifts in sentiment.

•  We believe that the Great Financial Crisis of 2008-2009 marked the end of both the debt super cycle and the extra-long, central bank-managed economic cycles. Many feared both in the summer of 2010 and the summer of 2011 that the U.S. and Europe were on the verge of double-dip recessions. While positive credit and labor market data in the fourth quarter suggests that the U.S. has skirted a recession, "peripheral" European and Chinese growth indicators have lagged. Developments in both regions present significant hurdles to global growth. Europe has just begun a recession that is likely to intensify in coming quarters, as banks de-leverage and sovereigns implement significant fiscal tightening (estimated at 2% of GDP growth). In China, declining residential real estate demand and falling property prices as a result of restrictive property sector regulations may have a serious impact on growth. If the recent weakness in the property demand and prices of major cities spreads to the smaller, but more numerous, lower tier cities, China could have difficulty managing a soft landing. As optimists, we highlight the U.S. economic resilience, the continued growth potential of China, and the tendency of policymakers to do the right thing when all else has failed. However, there is a non-trivial chance of an economic and financial unwinding, apocalyptic scenario.

•  We imagine that the apocalyptic scenario would entail the following events. In the months ahead, the Europeans still do not implement a plausible game plan to resolve their sovereign crisis, potentially resulting in Greece having a disorderly default, French debt being downgraded (Standard & Poor's did cut France's credit rating by one notch after the close of the reporting period), Italy and Spain being unable to rollover their maturing debt, and the euro as we know it

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

disappearing. The resulting disruption and bank freeze would severely deepen the recession already underway in Europe and would drag the U.S. and Chinese economies into sharp double-dip recessions. In a quasi-depressed and highly charged political environment, global capital would retreat within national borders, trade and corporate spending would dry up, and equity markets would once again test the lows of early 2009. While we do not put high odds on such a disorderly scenario (below 25%), other highly regarded investors, whose opinions we take into consideration, think the chances of such a scenario are more like 50-50.

•  As we begin 2012, U.S. equities are as cheap versus Treasuries as they have been since the 1930s. Global equity valuations appear to be relatively inexpensive for a stable economic environment, in our view, but not discounted enough to withstand disappointment in global growth or policy. As this letter went to print, the fourth quarter 2011 earnings season was underway. Investors are listening to corporate expectations for 2012 very carefully and subsequently readjusting market multiples.

•  On balance, we are wary, but not immediately bearish. The "gloom-and-doom" scenario we outlined above is well known and equity allocations in portfolios ranging from giant pension and sovereign wealth funds to hedge funds are relatively low. Progress in Europe, an easing of the tax/entitlement stalemate in the U.S., signs of a renewal in emerging markets, and improving data points suggest a moderate economic recovery could cause a major shift from current risk adverse sentiment.

•  The current cash position in the Portfolio is roughly 4%, which seems prudent to us as political and economic event risk in Europe remains heightened during the first quarter. While we do not neglect the potential for market rallies on the back of reasonable valuations and marginally better economic news, we do note that under the current environment of high levels of debt, skittish investors, limited policy options, as well as a very political year ahead, poor economic and financial market outcomes are quite possible.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–14.56%	–3.66%	4.84%	5.36%
MSCI EAFE Index	–12.14	–4.72	4.67	4.82
Lipper International Large-Cap Core Funds Index	–13.56	–4.96	3.91	5.92
Portfolio — Class P Shares w/o sales charges(5)	–14.75	–3.90	4.57	4.35
MSCI EAFE Index	–12.14	–4.72	4.67	3.55
Lipper International Large-Cap Core Funds Index	–13.56	–4.96	3.91	4.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on January 17, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	61.5%
Investment Company	9.7
Pharmaceuticals	8.5
Metals & Mining	7.3
Oil, Gas & Consumable Fuels	7.1
Commercial Banks	5.9
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $26,968,000 and net unrealized depreciation of approximately $144,000. Also does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $265,000.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (88.6%)
Australia (3.9%)
AGL Energy Ltd.	4,864	$71
Alumina Ltd.	61,436	70
Amcor Ltd.	32,344	239
AMP Ltd.	20,428	85
ASX Ltd.	896	28
Australia & New Zealand Banking Group Ltd.	24,702	519
BHP Billiton Ltd. (a)	128,952	4,540
Boral Ltd. (a)	23,491	86
Brambles Ltd.	12,583	92
Caltex Australia Ltd.	3,825	46
Coca-Cola Amatil Ltd.	5,977	70
Cochlear Ltd. (a)	319	20
Commonwealth Bank of Australia (a)	3,975	200
Computershare Ltd.	2,767	23
CSL Ltd.	4,636	152
CSR Ltd. (a)	5,902	12
DuluxGroup Ltd. (a)	14,641	43
Echo Entertainment Group Ltd. (b)	4,938	18
Fortescue Metals Group Ltd.	52,090	227
GPT Group REIT (Stapled Securities) (c)	4,988	16
Incitec Pivot Ltd.	65,003	207
Insurance Australia Group Ltd.	16,506	50
James Hardie Industries SE CDI	16,816	117
Leighton Holdings Ltd. (a)	1,886	37
Macquarie Group Ltd. (a)	2,367	58
Mirvac Group REIT (Stapled Securities) (a)(c)(d)	8,147	10
National Australia Bank Ltd. (a)	5,099	122
Newcrest Mining Ltd.	61,509	1,862
OneSteel Ltd.	32,592	23
Orica Ltd.	14,276	354
Origin Energy Ltd.	10,576	144
OZ Minerals Ltd.	11,364	116
Perpetual Ltd. (a)	315	7
Qantas Airways Ltd. (b)	5,339	8
QBE Insurance Group Ltd.	7,459	99
Rio Tinto Ltd. (a)	10,857	670
Santos Ltd.	6,289	79
Sims Metal Management Ltd. (a)	6,190	80
Sonic Healthcare Ltd.	2,599	30
Stockland REIT (Stapled Securities) (c)(d)	8,391	27
Suncorp Group Ltd. (a)	8,001	69
TABCORP Holdings Ltd.	4,933	14
Telstra Corp, Ltd.	34,266	117
Toll Holdings Ltd. (a)	5,604	24
Transurban Group (Stapled Securities) (c)	10,994	63
Treasury Wine Estates Ltd.	6,561	25
Wesfarmers Ltd.	8,383	253
Westfield Group REIT (Stapled Securities) (c)(d)	10,520	84
Westfield Retail Trust REIT	10,501	27
Westpac Banking Corp. (a)	7,742	158

	Shares	Value (000)
Woodside Petroleum Ltd.	6,199	$194
Woolworths Ltd.	11,881	305
WorleyParsons Ltd.	926	24
		12,014
Austria (0.5%)
Erste Group Bank AG	11,823	208
OMV AG	6,528	198
Raiffeisen Bank International AG (a)	3,341	87
Telekom Austria AG	32,532	390
Verbund AG (a)	4,525	122
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,934	116
Voestalpine AG	9,872	278
		1,399
Belgium (0.9%)
Ageas	12,628	20
Anheuser-Busch InBev N.V.	26,825	1,642
Anheuser-Busch InBev N.V. VVPR (b)	17,784	—	@
Belgacom SA	6,959	218
Delhaize Group SA	164	9
Groupe Bruxelles Lambert SA	3,704	247
Mobistar SA	96	5
Solvay SA, Class A	2,263	186
UCB SA	4,789	202
Umicore SA	4,728	195
		2,724
Brazil (0.1%)
All America Latina Logistica SA (Units) (d)	10,200	51
Banco do Brasil SA	8,100	103
BRF - Brasil Foods SA	14,848	290
Cia Energetica de Minas Gerais (Preference)	1	—	@
		444
Canada (1.3%)
Agnico-Eagle Mines Ltd. (a)	4,900	178
Barrick Gold Corp.	28,100	1,273
Centerra Gold, Inc.	5,000	88
Eldorado Gold Corp.	15,700	216
Franco-Nevada Corp.	3,800	145
Goldcorp, Inc.	22,400	994
IAMGOLD Corp.	10,600	169
Kinross Gold Corp.	32,000	365
New Gold, Inc. (b)	12,700	128
Osisko Mining Corp. (b)	9,900	96
Yamana Gold, Inc. (a)	21,700	320
		3,972
China (0.0%)
China Merchants Holdings International Co., Ltd. (e)	29	—	@
Skyworth Digital Holdings Ltd. (a)(e)	114	—	@
		—	@

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Denmark (1.2%)
AP Moller - Maersk A/S Series B	80	$528
DSV A/S	13,027	234
Novo Nordisk A/S Series B	21,308	2,449
Novozymes A/S Series B	13,415	414
TDC A/S	1,320	11
Vestas Wind Systems A/S (b)	9,396	101
		3,737
Finland (0.8%)
Elisa Oyj (a)	268	6
Fortum Oyj	18,201	388
Kesko Oyj, Class B	10,179	342
Kone Oyj, Class B	5,707	296
Metso Oyj	6,139	228
Neste Oil Oyj	3,925	40
Nokia Oyj	72,648	355
Sampo Oyj, Class A	10,536	261
Stora Enso Oyj, Class R	27,433	164
UPM-Kymmene Oyj	23,485	259
Wartsila Oyj	5,505	159
		2,498
France (4.3%)
Accor SA	3,759	95
Air Liquide SA	4,261	527
Alcatel-Lucent (a)(b)	10,323	16
Alstom SA	11,339	344
ArcelorMittal	13,431	246
AtoS	497	22
AXA SA	19,570	254
BNP Paribas SA	9,067	356
Bouygues SA (a)	10,509	331
Cap Gemini SA	3,035	95
Carrefour SA	19,578	446
Casino Guichard Perrachon SA	2,469	208
Cie de St-Gobain	4,086	157
Cie Generale d'Optique Essilor International SA	5,321	376
Cie Generale de Geophysique-Veritas (b)	10,908	256
Cie Generale des Etablissements Michelin Series B	995	59
CNP Assurances	3,726	46
Credit Agricole SA	5,762	33
Danone	13,703	861
Dassault Systemes SA	1,201	96
Edenred	3,759	93
EDF SA	109	3
Eurazeo	539	19
European Aeronautic Defence and Space Co. N.V.	2,580	81
Fonciere Des Regions REIT	487	31
France Telecom SA	29,891	469
GDF Suez	6,735	184
Gecina SA REIT	392	33
Hermes International (a)	307	92
ICADE REIT (a)	411	32

	Shares	Value (000)
Imerys SA	465	$21
Klepierre REIT	1,814	52
L'Oreal SA	1,106	116
Lafarge SA (a)	7,873	277
Lagardere SCA	3,184	84
Legrand SA	424	14
LVMH Moet Hennessy Louis Vuitton SA	1,187	168
Neopost SA (a)	251	17
Pernod-Ricard SA	671	62
Peugeot SA	1,160	18
PPR	907	130
Publicis Groupe SA	1,545	71
Renault SA	1,136	39
Safran SA	1,108	33
Sanofi	21,970	1,614
Schneider Electric SA	8,728	460
SCOR SE	2,725	64
Societe BIC SA	586	52
Societe Generale SA	5,183	115
Societe Television Francaise 1	3,828	37
Sodexo	1,806	130
STMicroelectronics N.V.	13,202	78
Suez Environnement Co.	817	9
Technip SA	4,733	445
Thales SA (a)	1,159	37
Total SA	45,255	2,314
Unibail-Rodamco SE REIT	1,726	310
Vallourec SA	1,220	79
Veolia Environnement SA	6,388	70
Vinci SA	7,207	315
Vivendi SA	16,686	365
		13,457
Germany (6.5%)
Adidas AG	1,929	125
Allianz SE (Registered)	9,957	952
Axel Springer AG (a)	200	9
BASF SE	25,309	1,765
Bayer AG (Registered)	26,024	1,664
Bayerische Motoren Werke AG	276	19
Beiersdorf AG	2,162	123
Celesio AG	3,968	63
Commerzbank AG (a)(b)	10,234	17
Continental AG (b)	731	46
Daimler AG (Registered)	18,430	809
Deutsche Bank AG (Registered)	16,744	638
Deutsche Boerse AG (b)	1,776	93
Deutsche Lufthansa AG (Registered)	9,297	111
Deutsche Post AG (Registered)	31,565	485
Deutsche Telekom AG (Registered)	110,382	1,266
E.ON AG	74,947	1,617
Fresenius Medical Care AG & Co. KGaA	9,132	621
GEA Group AG	4,471	126

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (cont'd)
Hannover Rueckversicherung AG	194	$10
Henkel AG & Co. KGaA (Preference)	3,203	185
Hochtief AG	2,409	139
K&S AG (Registered)	2,249	102
Lanxess AG	1,805	93
Linde AG	3,164	471
MAN SE	236	21
Merck KGaA	1,765	176
Metro AG	12,088	441
Muenchener Rueckversicherungs AG (Registered)	4,325	531
Porsche Automobil Holding SE (Preference)	2,748	147
ProSiebenSat.1 Media AG	355	6
Puma SE (a)	90	26
RWE AG	11,421	401
RWE AG (Preference)	877	29
SAP AG	40,422	2,137
Siemens AG (Registered)	40,781	3,903
ThyssenKrupp AG	7,875	181
Volkswagen AG	2,553	342
Volkswagen AG (Preference)	2,295	344
		20,234
Hong Kong (0.0%)
Henderson Land Development Co., Ltd. (a)	164	1
Hong Kong Exchanges and Clearing Ltd. (a)	187	3
		4
Indonesia (0.3%)
Adaro Energy Tbk PT	98,000	19
Astra International Tbk PT	18,500	151
Bank Central Asia Tbk PT	112,500	99
Bank Danamon Indonesia Tbk PT	28,500	13
Bank Mandiri Tbk PT	86,000	64
Bank Negara Indonesia Persero Tbk PT	73,500	31
Bank Rakyat Indonesia Persero Tbk PT	103,500	77
Bumi Resources Tbk PT	170,000	41
Charoen Pokphand Indonesia Tbk PT	79,000	19
Golden Agri-Resources Ltd.	184,315	102
Gudang Garam Tbk PT	5,500	38
Indo Tambangraya Megah PT	4,100	18
Indocement Tunggal Prakarsa Tbk PT	13,500	25
Indofood Sukses Makmur Tbk PT	42,500	22
Kalbe Farma Tbk PT	48,500	18
Perusahaan Gas Negara PT	100,500	35
Semen Gresik Persero Tbk PT	33,500	42
Tambang Batubara Bukit Asam Tbk PT	8,000	15
Telekomunikasi Indonesia Tbk PT	90,500	70
Unilever Indonesia Tbk PT	13,000	27
United Tractors Tbk PT	15,984	46
		972
Ireland (0.0%)
CRH PLC	1,158	23
Italy (0.2%)
Enel SpA	15,011	61

	Shares	Value (000)
Eni SpA	6,448	$134
Exor SpA	3,550	71
Saipem SpA	9,857	419
		685
Japan (23.9%)
Advantest Corp.	8,290	79
Aeon Credit Service Co., Ltd. (a)	2,300	36
Aeon Mall Co., Ltd.	14,900	316
Aisin Seiki Co., Ltd.	10,300	294
Amada Co., Ltd.	9,000	57
Asahi Glass Co., Ltd. (a)	37,800	317
Asahi Group Holdings Ltd. (a)	17,200	378
Asahi Kasei Corp.	50,000	301
Astellas Pharma, Inc.	19,100	777
Bank of Kyoto Ltd. (The) (a)	7,000	60
Bank of Yokohama Ltd. (The)	46,000	218
Benesse Holdings, Inc.	2,400	116
Bridgestone Corp. (a)	56,700	1,285
Canon, Inc. (a)	35,100	1,555
Casio Computer Co., Ltd. (a)	14,600	89
Central Japan Railway Co.	55	464
Chiba Bank Ltd. (The) (a)	18,000	116
Chubu Electric Power Co., Inc.	10,300	192
Chugai Pharmaceutical Co., Ltd. (a)	9,500	157
Citizen Holdings Co., Ltd.	16,800	98
Credit Saison Co., Ltd.	3,100	62
Dai Nippon Printing Co., Ltd. (a)	16,600	160
Daicel Corp	8,000	49
Daiichi Sankyo Co., Ltd.	51,100	1,013
Daikin Industries Ltd.	13,300	364
Daito Trust Construction Co., Ltd.	4,200	360
Daiwa House Industry Co., Ltd.	26,600	317
Daiwa Securities Group, Inc.	61,000	190
Denki Kagaku Kogyo KK	21,000	78
Denso Corp.	47,850	1,322
East Japan Railway Co.	13,700	872
Eisai Co., Ltd. (a)	9,100	377
FamilyMart Co., Ltd.	7,096	287
Fanuc Corp.	10,100	1,546
Fast Retailing Co., Ltd.	6,400	1,164
Fuji Electric Co., Ltd. (a)	8,000	22
FUJIFILM Holdings Corp.	38,100	902
Fujitsu Ltd.	147,200	765
Fukuoka Financial Group, Inc.	26,000	109
Furukawa Electric Co., Ltd.	18,800	43
GS Yuasa Corp. (a)	28,000	151
Hirose Electric Co., Ltd. (a)	1,200	105
Hisamitsu Pharmaceutical Co., Inc. (a)	2,600	110
Hitachi Construction Machinery Co., Ltd. (a)	13,600	229
Hitachi Ltd.	142,000	745
Hokkaido Electric Power Co., Inc.	2,200	31
Hokuhoku Financial Group, Inc.	48,000	94

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Honda Motor Co., Ltd. (a)	76,104	$2,322
Hoya Corp.	17,500	377
Ibiden Co., Ltd.	11,500	227
IHI Corp. (a)	36,000	87
Inpex Corp.	95	599
ITOCHU Corp.	67,500	686
Itochu Techno-Solutions Corp. (a)	1,800	81
Japan Real Estate Investment Corp. REIT	26	203
Japan Retail Fund Investment Corp. REIT	81	120
Japan Tobacco, Inc.	171	804
JFE Holdings, Inc.	24,300	440
JGC Corp.	28,000	672
Joyo Bank Ltd. (The) (a)	35,000	155
JS Group Corp.	7,500	144
JSR Corp.	6,200	114
JX Holdings, Inc.	90,546	547
Kajima Corp. (a)	39,400	121
Kaneka Corp. (a)	10,000	53
Kansai Electric Power Co., Inc. (The)	14,700	226
Kawasaki Heavy Industries Ltd. (a)	34,000	85
Kawasaki Kisen Kaisha Ltd. (a)	143,000	258
Keikyu Corp. (a)	15,000	135
Keio Corp. (a)	9,000	63
Keyence Corp.	3,430	827
Kintetsu Corp. (a)	64,200	251
Kirin Holdings Co., Ltd. (a)	34,000	413
Kobe Steel Ltd.	80,000	124
Komatsu Ltd.	55,500	1,297
Konami Corp. (a)	4,800	144
Konica Minolta Holdings, Inc.	19,500	145
Kubota Corp. (a)	77,000	645
Kuraray Co., Ltd.	14,000	199
Kurita Water Industries Ltd. (a)	2,200	57
Kyocera Corp.	12,700	1,021
Kyushu Electric Power Co., Inc.	6,400	92
Mabuchi Motor Co., Ltd. (a)	5,100	212
Makita Corp.	4,000	129
Marubeni Corp.	63,000	384
Mitsubishi Chemical Holdings Corp. (a)	54,000	297
Mitsubishi Corp.	66,900	1,352
Mitsubishi Electric Corp.	115,800	1,110
Mitsubishi Estate Co., Ltd.	60,000	896
Mitsubishi Heavy Industries Ltd.	109,000	464
Mitsubishi Logistics Corp.	4,000	44
Mitsubishi Materials Corp.	77,000	209
Mitsubishi Tanabe Pharma Corp.	9,900	157
Mitsubishi UFJ Financial Group, Inc. (See Note G-2)	239,546	1,018
Mitsui & Co., Ltd.	54,500	848
Mitsui Chemicals, Inc. (a)	21,000	64
Mitsui Fudosan Co., Ltd.	42,400	618
Mitsui OSK Lines Ltd.	55,000	213
Mizuho Financial Group, Inc.	579,900	784
MS&AD Insurance Group Holdings	12,160	225
Murata Manufacturing Co., Ltd. (a)	8,500	437

	Shares	Value (000)
Nabtesco Corp. (a)	7,500	$137
NEC Corp. (b)	100,400	203
NGK Insulators Ltd.	22,600	268
NGK Spark Plug Co., Ltd.	8,000	99
Nidec Corp.	3,400	296
Nikon Corp.	11,600	258
Nintendo Co., Ltd.	5,200	716
Nippon Building Fund, Inc. REIT	29	237
Nippon Electric Glass Co., Ltd.	31,500	312
Nippon Express Co., Ltd.	33,800	132
Nippon Paper Group, Inc. (a)	3,700	81
Nippon Sheet Glass Co., Ltd.	16,000	30
Nippon Steel Corp. (a)	355,000	886
Nippon Telegraph & Telephone Corp.	10,600	542
Nippon Yusen KK (a)	43,000	110
Nishi-Nippon City Bank Ltd. (The)	18,000	52
Nissan Motor Co., Ltd. (a)	103,600	931
Nitto Denko Corp. (a)	8,300	297
NKSJ Holdings, Inc.	7,700	151
Nomura Holdings, Inc.	86,400	262
Nomura Research Institute Ltd.	5,900	133
NSK Ltd.	22,000	143
NTN Corp.	16,000	64
NTT Data Corp.	64	204
NTT DoCoMo, Inc.	144	265
Obayashi Corp.	26,000	116
OJI Paper Co., Ltd. (a)	102,400	525
Omron Corp. (a)	19,000	382
Ono Pharmaceutical Co., Ltd.	3,300	185
Oracle Corp. Japan	1,900	63
Oriental Land Co., Ltd. (a)	2,500	264
ORIX Corp. (a)	470	39
Osaka Gas Co., Ltd.	38,600	152
Otsuka Holdings Co. Ltd.	10,000	281
Panasonic Corp. (a)	118,800	1,009
Resona Holdings, Inc.	12,400	55
Rohm Co., Ltd.	6,000	280
Santen Pharmaceutical Co. Ltd.	3,200	132
SBI Holdings, Inc.	383	28
Secom Co., Ltd.	6,400	295
Seiko Epson Corp. (a)	19,400	258
Sekisui Chemical Co., Ltd.	18,000	148
Sekisui House Ltd.	38,600	343
Seven & I Holdings Co., Ltd.	21,500	599
Sharp Corp. (a)	31,200	273
Shimamura Co., Ltd.	900	92
Shimano, Inc. (a)	7,800	379
Shimizu Corp. (a)	27,600	116
Shin-Etsu Chemical Co., Ltd.	25,496	1,255
Shinsei Bank Ltd.	43,000	45
Shionogi & Co., Ltd.	12,300	158
Shiseido Co., Ltd. (a)	15,600	287
Shizuoka Bank Ltd. (The) (a)	16,000	169
Showa Denko KK (a)	31,000	63

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Showa Shell Sekiyu KK (a)	7,500	$51
SMC Corp.	3,800	613
Softbank Corp.	51,800	1,526
Sony Corp.	40,497	727
Stanley Electric Co., Ltd.	17,900	263
Sumitomo Chemical Co., Ltd. (a)	55,600	203
Sumitomo Corp.	32,700	443
Sumitomo Electric Industries Ltd.	20,500	223
Sumitomo Heavy Industries Ltd.	16,000	93
Sumitomo Metal Industries Ltd.	284,000	517
Sumitomo Metal Mining Co., Ltd.	62,800	807
Sumitomo Mitsui Financial Group, Inc.	27,100	755
Sumitomo Mitsui Trust Holdings, Inc.	148,544	436
Sumitomo Realty & Development Co., Ltd.	18,000	315
Suzuki Motor Corp.	17,500	362
Sysmex Corp.	7,400	241
T&D Holdings, Inc.	14,100	131
Taisei Corp.	39,000	99
Takeda Pharmaceutical Co., Ltd.	40,300	1,770
TDK Corp.	5,200	230
Teijin Ltd.	36,400	112
Terumo Corp.	13,200	622
THK Co., Ltd. (a)	1,600	32
Tobu Railway Co., Ltd. (a)	33,400	171
Tohoku Electric Power Co., Inc. (a)	8,700	84
Tokio Marine Holdings, Inc.	32,252	714
Tokyo Electron Ltd.	13,400	682
Tokyo Gas Co., Ltd.	44,600	205
Tokyu Corp. (a)	40,400	199
Tokyu Land Corp.	31,000	117
TonenGeneral Sekiyu KK (a)	14,000	153
Toppan Printing Co., Ltd. (a)	16,600	122
Toray Industries, Inc. (a)	49,100	351
Toshiba Corp. (a)	170,000	696
Tosoh Corp.	23,000	62
TOTO Ltd.	15,600	120
Toyo Seikan Kaisha Ltd.	8,000	109
Toyota Boshoku Corp. (a)	9,700	101
Toyota Industries Corp.	3,250	88
Toyota Motor Corp.	52,800	1,760
Trend Micro, Inc. (a)	4,800	143
Unicharm Corp.	10,100	498
Ushio, Inc.	1,600	23
USS Co., Ltd.	1,250	113
West Japan Railway Co.	1,900	83
Yahoo! Japan Corp. (a)	763	246
Yakult Honsha Co., Ltd. (a)	9,199	290
Yamada Denki Co., Ltd. (a)	4,190	285
Yamaha Corp.	5,100	47
Yamaha Motor Co., Ltd.	1,800	23
Yamato Holdings Co., Ltd.	10,600	179
Yokogawa Electric Corp. (a)(b)	11,000	99
		74,701

	Shares	Value (000)
Korea, Republic of (1.2%)
Amorepacific Corp.	22	$20
Cheil Industries, Inc.	481	42
Daewoo Securities Co., Ltd.	1,230	11
Doosan Heavy Industries and Construction Co., Ltd.	646	37
E-Mart Co., Ltd.	159	38
GS Engineering & Construction Corp.	417	34
Hana Financial Group, Inc.	1,290	40
Hynix Semiconductor, Inc. (b)	3,060	59
Hyundai Engineering & Construction Co., Ltd. (b)	500	31
Hyundai Heavy Industries Co., Ltd.	284	64
Hyundai Mobis (b)	397	101
Hyundai Motor Co.	949	176
Hyundai Steel Co. (b)	507	42
Industrial Bank of Korea (b)	2,060	22
KB Financial Group, Inc.	2,410	76
Kia Motors Corp.	1,430	83
Korea Electric Power Corp. (b)	1,710	38
Korea Exchange Bank	3,450	22
Korean Air Lines Co., Ltd. (b)	248	9
KT Corp.	1,430	44
KT&G Corp.	749	53
LG Chem Ltd.	298	83
LG Corp.	1,151	62
LG Display Co., Ltd. (b)	1,520	32
LG Electronics, Inc.	675	44
LG Household & Health Care Ltd.	62	26
Lotte Shopping Co., Ltd.	87	26
NCSoft Corp.	104	28
NHN Corp.	282	52
OCI Co., Ltd. (b)	119	23
POSCO	400	132
S-Oil Corp.	490	43
Samsung C&T Corp.	985	59
Samsung Electro-Mechanics Co., Ltd.	391	27
Samsung Electronics Co., Ltd.	1,696	1,561
Samsung Electronics Co., Ltd. (Preference)	124	72
Samsung Engineering Co., Ltd.	238	42
Samsung Fire & Marine Insurance Co., Ltd.	256	47
Samsung Heavy Industries Co., Ltd.	1,520	37
Samsung SDI Co., Ltd.	244	29
Samsung Securities Co., Ltd.	482	21
Samsung Techwin Co., Ltd.	263	12
Shinhan Financial Group Co., Ltd.	2,670	93
Shinsegae Co., Ltd.	56	12
SK Innovation Co., Ltd.	427	53
SK Telecom Co., Ltd.	333	41
Woori Finance Holdings Co., Ltd. (b)	1,590	13
		3,712
Malta (0.0%)
BGP Holdings PLC (b)(f)	72,261	—

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Mexico (0.6%)
Alfa SAB de CV	3,900	$42
America Movil SAB de CV	511,400	578
Cemex SAB de CV (Units) (b)(d)	125,300	66
Fomento Economico Mexicano SAB de CV (Units) (d)	28,700	201
Fresnillo PLC	1,167	28
Grupo Bimbo SAB de CV	24,000	49
Grupo Elektra SA de CV	995	100
Grupo Financiero Banorte SAB de CV Series O	21,300	64
Grupo Financiero Inbursa SA	23,200	43
Grupo Mexico SAB de CV Series B	49,928	131
Grupo Modelo SAB de CV	8,900	56
Grupo Televisa SAB	34,100	144
Industrias Penoles SAB de CV	1,405	62
Kimberly-Clark de Mexico SAB de CV, Class A	8,000	43
Mexichem SAB de CV	11,100	35
Minera Frisco SAB de CV (b)	8,500	31
Wal-Mart de Mexico SAB de CV Series V	92,802	255
		1,928
Netherlands (3.5%)
Aegon N.V. (b)	56,151	225
Akzo Nobel N.V. (a)	15,704	759
ASML Holding N.V.	22,764	957
Corio N.V. REIT	2,333	102
Fugro N.V. CVA	2,618	152
Heineken N.V.	13,278	615
ING Groep N.V. CVA (b)	119,831	862
Koninklijke Ahold N.V.	1,806	24
Koninklijke Boskalis Westminster N.V.	166	6
Koninklijke DSM N.V.	6,104	283
Koninklijke KPN N.V.	111,174	1,330
Koninklijke Philips Electronics N.V.	46,957	990
Randstad Holding N.V.	275	8
Reed Elsevier N.V.	41,257	481
SBM Offshore N.V.	6,287	130
TNT Express N.V.	35,304	264
Unilever N.V. CVA	94,647	3,255
Wolters Kluwer N.V.	27,716	479
		10,922
Norway (1.4%)
Aker Solutions ASA	3,994	42
DnB NOR ASA	25,134	246
Gjensidige Forsikring ASA	798	9
Norsk Hydro ASA	39,166	182
Orkla ASA	31,161	233
Statoil ASA	37,537	963
Subsea 7 SA (a)(b)	6,763	126
Telenor ASA	93,562	1,535
Yara International ASA	26,152	1,049
		4,385

	Shares	Value (000)
Philippines (0.7%)
Aboitiz Equity Ventures, Inc.	231,000	$212
Aboitiz Power Corp.	198,700	136
Alliance Global Group, Inc.	438,900	104
Ayala Corp.	24,096	171
Ayala Land, Inc.	578,500	201
Bank of the Philippine Islands	195,500	247
Energy Development Corp.	840,000	121
Manila Electric Co.	31,000	175
Metropolitan Bank & Trust	115,200	179
Philippine Long Distance Telephone Co.	5,120	298
SM Investments Corp.	20,140	269
SM Prime Holdings, Inc.	581,000	177
		2,290
Poland (0.9%)
Asseco Poland SA	5,048	71
Bank Pekao SA	8,927	365
BRE Bank SA (b)	1,130	81
Getin Holding SA (b)	28,702	59
KGHM Polska Miedz SA	10,362	332
PGE SA	51,351	308
Polski Koncern Naftowy Orlen SA (b)	25,504	251
Polskie Gornictwo Naftowe i Gazownictwo SA	138,995	164
Powszechna Kasa Oszczednosci Bank Polski SA	50,802	473
Powszechny Zaklad Ubezpieczen SA	3,700	331
Synthos SA	1,374	2
Tauron Polska Energia SA	80,800	125
Telekomunikacja Polska SA	53,058	265
		2,827
Portugal (0.0%)
Cimpor Cimentos de Portugal SGPS SA	1,085	8
Russia (0.4%)
Gazprom OAO ADR	48,606	518
Lukoil OAO ADR	4,934	261
MMC Norilsk Nickel OJSC ADR	7,892	121
Mobile Telesystems OJSC ADR (a)	5,100	75
NovaTek OAO (Registered GDR)	585	73
Rosneft Oil Co. (Registered GDR)	16,411	108
Surgutneftegas OJSC ADR	8,300	66
Tatneft ADR	2,878	85
VTB Bank OJSC (Registered GDR)	15,972	58
		1,365
Singapore (1.9%)
Ascendas Real Estate Investment Trust REIT (a)	60,000	85
CapitaLand Ltd.	100,000	170
CapitaMall Trust REIT	85,514	112
City Developments Ltd.	22,741	156
ComfortDelGro Corp. Ltd.	64,538	70
DBS Group Holdings Ltd.	85,678	761
Fraser and Neave Ltd.	42,000	201
Genting Singapore PLC (a)(b)	284,000	331
Jardine Cycle & Carriage Ltd.	3,034	113

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Singapore (cont'd)
Keppel Corp., Ltd.	60,500	$434
Noble Group Ltd.	100,090	87
Olam International Ltd. (a)	15,000	25
Oversea-Chinese Banking Corp., Ltd.	157,758	952
SembCorp Industries Ltd.	44,183	138
SembCorp Marine Ltd. (a)	40,000	118
Singapore Airlines Ltd.	29,010	227
Singapore Exchange Ltd.	24,581	116
Singapore Press Holdings Ltd. (a)	34,083	97
Singapore Technologies Engineering Ltd.	52,000	108
Singapore Telecommunications Ltd.	309,115	736
United Overseas Bank Ltd.	72,448	853
Wilmar International Ltd. (a)	45,000	173
		6,063
South Africa (0.5%)
SABMiller PLC	44,312	1,560
Spain (0.2%)
Abertis Infraestructuras SA	1,245	20
Amadeus IT Holding SA, Class A	700	11
Distribuidora Internacional de Alimentacion SA (a)(b)	33,138	150
Iberdrola SA	9,459	59
Repsol YPF SA	1,968	61
Telefonica SA	17,154	297
		598
Sweden (2.5%)
Alfa Laval AB	8,833	167
Assa Abloy AB, Series B	8,838	222
Atlas Copco AB, Class A	20,848	448
Atlas Copco AB, Class B	11,467	218
Electrolux AB Series B	2,711	43
Getinge AB, Class B	11,829	300
Hennes & Mauritz AB, Class B	31,727	1,020
Holmen AB, Class B	1,793	52
Husqvarna AB, Class B	2,711	12
Investor AB, Class B	19,540	365
Lundin Petroleum AB (b)	5,580	137
Nordea Bank AB	71,635	554
Oriflame Cosmetics SA SDR (a)	9,373	296
Sandvik AB	33,130	407
Scania AB, Class B	1,295	19
Securitas AB, Class B	800	7
Skanska AB, Class B	19,316	320
SKF AB, Class B	10,403	220
SSAB AB, Class A	7,094	63
Svenska Cellulosa AB, Class B	20,989	311
Svenska Handelsbanken AB, Class A	15,836	416
Swedish Match AB	11,240	399
Tele2 AB, Class B	8,263	161
Telefonaktiebolaget LM Ericsson, Class B	55,403	567
TeliaSonera AB	83,532	568
Volvo AB, Class A	12,907	142
Volvo AB, Class B	34,479	377
		7,811

	Shares	Value (000)
Switzerland (8.6%)
ABB Ltd. (Registered) (b)	106,353	$2,002
Baloise-Holding AG (Registered)	1,454	100
Cie Financiere Richemont SA	6,054	306
Credit Suisse Group AG (Registered) (b)	19,066	448
GAM Holding AG (b)	11,678	127
Geberit AG (Registered) (b)	989	190
Givaudan SA (Registered) (b)	198	189
Holcim Ltd. (Registered) (b)	6,542	350
Julius Baer Group Ltd. (b)	5,987	234
Logitech International SA (Registered) (a)(b)	2,992	23
Lonza Group AG (Registered) (b)	1,199	71
Nestle SA (Registered)	152,403	8,762
Novartis AG (Registered)	81,315	4,649
Pargesa Holding SA	377	25
Roche Holding AG (Genusschein)	23,918	4,054
Schindler Holding AG	1,720	200
Straumann Holding AG (Registered)	484	83
Swatch Group AG (The)	359	134
Swatch Group AG (The) (Registered)	689	46
Swiss Life Holding AG (Registered) (b)	609	56
Swiss Re AG (b)	10,178	519
Swisscom AG (Registered)	1,038	393
Syngenta AG (Registered) (b)	6,458	1,891
Synthes, Inc. (Registered) (g)	3,733	626
Transocean Ltd.	1,443	56
UBS AG (Registered) (b)	63,558	756
Zurich Financial Services AG (b)	3,178	719
		27,009
Thailand (0.3%)
Bangkok Bank PCL	17,800	87
Bangkok Bank PCL (Foreign Registered)	32,100	167
Bank of Ayudhya PCL (Foreign)	71,500	50
Kasikornbank PCL	22,600	87
Kasikornbank PCL (Foreign)	44,100	174
Krung Thai Bank PCL	99,100	47
Siam Commercial Bank PCL (Foreign)	57,700	210
		822
United Kingdom (21.8%)
3i Group PLC	16,093	45
Admiral Group PLC	3,982	53
Aggreko PLC	35,863	1,123
AMEC PLC	12,459	176
Anglo American PLC	38,159	1,410
ARM Holdings PLC	85,867	789
AstraZeneca PLC	46,432	2,145
Aviva PLC	61,572	288
BAE Systems PLC	91,329	404
Balfour Beatty PLC	28,670	118
Barclays PLC	158,650	434
BG Group PLC	117,962	2,522
BHP Billiton PLC	31,582	921

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
BP PLC	425,737	$3,045
British American Tobacco PLC	65,519	3,109
British Land Co., PLC REIT	30,701	220
British Sky Broadcasting Group PLC	80,070	911
BT Group PLC	393,519	1,167
Bunzl PLC	11,071	152
Burberry Group PLC	4,860	89
Capita Group PLC (The)	6,717	66
Capital Shopping Centres Group PLC REIT	17,037	83
Carnival PLC	8,133	268
Centrica PLC	100,817	453
Charter International PLC (a)	20,687	304
Cobham PLC	31,176	89
Compass Group PLC	83,308	790
Diageo PLC	91,133	1,991
Experian PLC	26,369	358
Firstgroup PLC	22,411	118
G4S PLC	14,295	60
GlaxoSmithKline PLC	175,121	4,002
Hammerson PLC REIT	25,762	144
Home Retail Group PLC	25,617	33
HSBC Holdings PLC	447,113	3,410
ICAP PLC	1,056	6
Imperial Tobacco Group PLC	26,399	998
Intercontinental Hotels Group PLC	13,994	251
International Power PLC	13,555	71
Invensys PLC	18,025	59
Investec PLC	5,696	30
J Sainsbury PLC	44,001	207
Johnson Matthey PLC	5,343	152
Kingfisher PLC	35,198	137
Land Securities Group PLC REIT	28,746	284
Legal & General Group PLC	162,231	259
Lloyds Banking Group PLC (b)	234,312	94
Man Group PLC	61,874	121
Marks & Spencer Group PLC	48,963	236
National Grid PLC	104,557	1,015
Next PLC	7,151	304
Old Mutual PLC	139,096	293
Pearson PLC	36,307	682
Petrofac Ltd.	10,323	231
Prudential PLC	52,385	519
Randgold Resources Ltd.	9,535	975
Reckitt Benckiser Group PLC	22,412	1,107
Reed Elsevier PLC	51,569	416
Resolution Ltd.	2,240	9
Rexam PLC	18,628	102
Rio Tinto PLC	42,279	2,052
Rolls-Royce Holdings PLC (b)	46,906	544
Royal Bank of Scotland Group PLC (b)	404,465	127
Royal Dutch Shell PLC, Class A	136,182	5,014
Royal Dutch Shell PLC, Class B	96,049	3,660

	Shares	Value (000)
RSA Insurance Group PLC	88,836	$145
Sage Group PLC (The)	60,492	276
Schroders PLC	2,457	50
Segro PLC REIT	25,562	83
Serco Group PLC	5,810	43
Severn Trent PLC	15,300	355
Smith & Nephew PLC	102,037	991
Smiths Group PLC	10,326	147
SSE PLC	46,176	926
Standard Chartered PLC	64,310	1,407
Standard Life PLC	44,995	144
Tesco PLC	260,101	1,630
Unilever PLC	36,785	1,236
United Utilities Group PLC	6,703	63
Vodafone Group PLC	2,444,465	6,791
Whitbread PLC	8,223	200
Wolseley PLC	1,711	57
WPP PLC	159,268	1,671
Xstrata PLC	40,712	618
		68,078
United States (0.2%)
Lend Lease Group REIT (Stapled Securities) (c)(d)	5,983	44
Tenaris SA (a)	27,737	512
		556
Total Common Stocks (Cost $309,062)		276,798
Short-Term Investments (18.8%)
Securities held as Collateral on Loaned Securities (9.3%)
Investment Company (6.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	21,266,995	21,267
	Face Amount (000)
Repurchase Agreements (2.5%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $913; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $932)	$913	913
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $6,784; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $6,920)	6,784	6,784
		7,697
Total Securities held as Collateral on Loaned Securities (Cost $28,964)		28,964

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Investment Company (9.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $29,780)	29,780,274	$29,780
Total Short-Term Investments (Cost $58,744)		58,744
Total Investments (107.4%) (Cost $367,806) including $28,149 of Securities Loaned (h)		335,542
Liabilities in Excess of Other Assets (-7.4%)		(23,107)
Net Assets (100.0%)		$312,435

(a)  All or a portion of this security was on loan at December 31, 2011.

(b)  Non-income producing security.

(c)  Comprised of securities in separate entities that are traded as a single stapled security.

(d)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(e)  Security trades on the Hong Kong exchange.

(f)  At December 31, 2011, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(g)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(h)  Securities are available for collateral in connection with open foreign currency exchange and futures contracts.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

GDR  Global Depositary Receipt.

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

VVPR  Verminderde Voorheffing Précompte Réduit.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Credit Suisse London Branch (GFX)
	USD	1,689	$1,689	1/19/12	CHF	1,571	$1,674	$(15)
	USD	2,694	2,694	1/19/12	EUR	2,056	2,662	(32)
Deutsche Bank AG London
	EUR	2,637	3,413	1/19/12	USD	3,423	3,423	10
	GBP	1,231	1,911	1/19/12	USD	1,912	1,912	1
	USD	2,652	2,652	1/19/12	EUR	2,024	2,621	(31)
	USD	2,831	2,831	1/19/12	EUR	2,164	2,801	(30)
Goldman Sachs International
	USD	1,767	1,767	1/19/12	EUR	1,350	1,746	(21)
JPMorgan Chase Bank
	USD	5,509	5,509	1/19/12	EUR	4,206	5,445	(64)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Mellon Bank
	AUD	5,638	$5,756	1/19/12	USD	5,601	$5,601	$(155)
	USD	14,721	14,721	1/19/12	AUD	14,657	14,966	245
	USD	4,529	4,529	1/19/12	EUR	3,458	4,475	(54)
Royal Bank of Scotland
	JPY	737,774	9,587	1/19/12	USD	9,459	9,459	(128)
	USD	6,717	6,717	1/19/12	JPY	522,342	6,788	71
State Street Bank and Trust Co.
	USD	6,601	6,601	1/19/12	GBP	4,250	6,599	(2)
UBS AG
	CHF	1,450	1,544	1/19/12	USD	1,541	1,541	(3)
	CHF	725	772	1/19/12	USD	775	775	3
	GBP	6,932	10,765	1/19/12	USD	10,768	10,768	3
	USD	5,335	5,335	1/19/12	EUR	4,073	5,272	(63)
			$88,793				$88,528	$(265)

AUD  —  Australian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

USD  —  United States Dollar

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
ASX Spi 200 Index (Australia)	19	$1,958	Mar-12	$(86)
DAX Index (Germany)	7	1,338	Mar-12	2
FTSE 100 Index (United Kingdom)	78	6,697	Mar-12	149
Hang Seng China ENT Index (Hong Kong)	57	6,772	Jan-12	(62)
IBEX 35 Index (Spain)	27	2,966	Jan-12	29
TOPIX Index (Japan)	74	6,998	Mar-12	(166)
Short:
Euro STOXX 50 Index (Germany)	8	(239)	Mar-12	(10)
				$(144)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1,296	$—	$—		$1,296
Air Freight & Logistics	952	—	—		952
Airlines	355	—	—		355
Auto Components	3,658	—	—		3,658
Automobiles	7,526	—	—		7,526
Beverages	7,013	—	—		7,013
Biotechnology	152	—	—		152
Building Products	1,544	—	—		1,544
Capital Markets	3,032	—	—		3,032
Chemicals	12,363	—	—		12,363
Commercial Banks	18,179	—	—		18,179
Commercial Services & Supplies	2,047	—	—		2,047
Communications Equipment	938	—	—		938
Computers & Peripherals	1,945	—	—		1,945
Construction & Engineering	2,534	—	—		2,534
Construction Materials	1,015	—	—		1,015
Consumer Finance	98	—	—		98
Containers & Packaging	450	—	—		450
Distributors	113	—	—		113
Diversified Consumer Services	116	—	—		116
Diversified Financial Services	2,039	—	—	†	2,039
Diversified Telecommunication Services	9,950	—	—		9,950
Electric Utilities	4,447	—	—		4,447
Electrical Equipment	5,001	—	—		5,001
Electronic Equipment, Instruments & Components	5,850	—	—		5,850
Energy Equipment & Services	2,569	—	—		2,569
Food & Staples Retailing	5,219	—	—		5,219
Food Products	15,059	—	—		15,059
Gas Utilities	392	—	—		392
Health Care Equipment & Supplies	3,259	—	—		3,259
Health Care Providers & Services	714	—	—		714
Hotels, Restaurants & Leisure	2,361	—	—		2,361
Household Durables	2,688	—	—		2,688
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Household Products	$1,886	$—	$—		$1,886
Independent Power Producers & Energy Traders	328	—	—		328
Industrial Conglomerates	6,759	—	—		6,759
Information Technology Services	569	—	—		569
Insurance	7,494	—	—		7,494
Internet & Catalog Retail	33	—	—		33
Internet Software & Services	298	—	—		298
Leisure Equipment & Products	684	—	—		684
Life Sciences Tools & Services	71	—	—		71
Machinery	9,681	—	—		9,681
Marine	1,109	—	—		1,109
Media	5,088	—	—		5,088
Metals & Mining	22,348	—	—		22,348
Multi-Utilities	2,232	—	—		2,232
Multiline Retail	708	—	—		708
Office Electronics	1,717	—	—		1,717
Oil, Gas & Consumable Fuels	21,616	—	—		21,616
Paper & Forest Products	1,392	—	—		1,392
Personal Products	842	—	—		842
Pharmaceuticals	26,090	—	—		26,090
Professional Services	432	—	—		432
Real Estate Investment Trusts (REITs)	2,295	—	—		2,295
Real Estate Management & Development	3,688	—	—		3,688
Road & Rail	2,843	—	—		2,843
Semiconductors & Semiconductor Equipment	4,557	—	—		4,557
Software	3,674	—	—		3,674
Specialty Retail	2,911	—	—		2,911
Textiles, Apparel & Luxury Goods	986	—	—		986
Tobacco	5,401	—	—		5,401
Trading Companies & Distributors	4,068	—	—		4,068
Transportation Infrastructure	127	—	—		127
Water Utilities	418	—	—		418
Wireless Telecommunication Services	9,579	—	—		9,579
Total Common Stocks	276,798	—	—	†	276,798

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Short-Term Investments
Investment Company	$51,047	$—	$—		$51,047
Repurchase Agreements	—	7,697	—		7,697
Total Short-Term Investments	51,047	7,697	—		58,744
Foreign Currency Exchange Contracts	—	333	—		333
Futures Contracts	180	—	—		180
Total Assets	328,025	8,030	—	†	336,055
Liabilities:
Foreign Currency Exchange Contracts	—	(598)	—		(598)
Futures Contracts	(324)	—	—		(324)
Total Liabilities	(324)	(598)	—		(922)
Total	$327,701	$7,432	$—	†	$335,133

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—	‡
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—

†  Includes one or more securities which are valued at zero.

‡  Includes one or more securities with proceeds from sales of zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Asian Equity Portfolio

The Asian Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -16.88%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country Asia Ex-Japan Index (the "Index"), which returned -17.31%.

Factors Affecting Performance

•  Markets within the Asia ex-Japan region posted mixed returns over the 12-month reporting period, with significant variation in performance. Markets in the emerging ASEAN (Association of Southeast Asian Nations) region (Indonesia, Malaysia, the Philippines, and Thailand) all outperformed the Index with Indonesia leading the region, rising 6% over the course of the year. Most markets, however, ended the year in the red. India's market saw a sharp correction in the fourth quarter of 2011 and ended the year down 37%. Other markets such as Taiwan, China, Singapore, and Hong Kong had each fallen between 16% and 21% over this period. The MSCI All Country Asia Ex-Japan Index underperformed developed markets (represented by the MSCI EAFE Index), which fell 12.1%, but outperformed global emerging markets (represented by MSCI Emerging Markets Index), which fell 18.4%.

•  During the first quarter, the earthquake and tsunami in Japan led to an initial knee-jerk sell-off across the region, but the discounts were readjusted quickly. The increased political uncertainty in the Middle East and North Africa also had a limited impact on regional markets as the contagion effect waned. In the second quarter of 2011, concerns over slowing global growth, high levels of inflation, the expiration of the U.S. Federal Reserve's second round of quantitative easing (QE2), continued debt problems in the euro zone, and Chinese local government debt continued to weigh on investor sentiment. Inflation was a threat given that demand stayed strong in Asian economies through the crisis and the slowdown in capacity expansion during the crisis has kept capacity utilization high.

•  In the latter part of third quarter, global markets experienced a sharp correction and increased volatility as concerns over G7 sovereign debt and banking sector crisis intensified compounding existing fears of a global economic slowdown. Although macro data in the U.S. was marginally better towards the end of the fourth quarter, it was not sufficient to reverse negative sentiment generated from news flow in October and November, when political concerns in Europe and the failure of the U.S. congressional "super committee" to agree on deficit cuts combined with concerns over slowing global growth, hurt investor confidence.

•  Inflation is no longer a threat in most Asian economies, in our view. We believe that in the absence of concern over unemployment, China's policy makers will remain extremely vigilant on inflation, which seems to have peaked in the fourth quarter of 2011. We expect inflation to move to the lower end of the 3% to 5% range which is higher than pre-crisis levels but still acceptable. On a more positive note, one of our biggest concerns is margin pressure. Recent data suggest that margin pressure has peaked in China with raw material prices no longer increasing. Additionally, valuation remains at an extreme in China. It is currently trading near 2008 crisis levels in price-to-book value and price-to-earnings ratio terms.

•  Overall, asset allocation contributed to relative performance, while stock selection was a detractor.

•  At the country level, the Portfolio's overweight exposure to Korea and the Philippines contributed to relative returns, as did our underweight to India and Taiwan. Cash in the Portfolio was also a contributor, as the Index fell 17.3% during the period.

•  At the stock level, active positions in Korea (overweight consumer discretionary and underweight information technology) and India (underweight financials and industrials) contributed to relative performance. On the other hand, stock selection in Hong Kong (overweight real estate and underweight utilities), China (overweight consumer staples and information technology, underweight energy and telecommunications) and Singapore (overweight consumer staples) hurt performance over this period.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Asian Equity Portfolio

Management Strategies

•  The Portfolio seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection. The Portfolio will invest primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

•  On a relative basis, we have an overweight exposure to specialty retail, internet software services, and insurers; underweight exposure to energy, commercial banks, and metals and mining. We have maintained our overweight exposure to Korea, the Philippines, and Indonesia, and kept our relative underweight exposure to Taiwan, Malaysia, Singapore, and India.

•  In terms of the long-term position of the Portfolio, we do not envisage any change to the long-term positioning with the exception of potentially moving China to an overweight position. We believe that our long-term investment themes focusing on Asian consumers, Asian global competitiveness, and alternative energy continue to be themes that could potentially outperform in the long run.

*  Minimum Investment

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index(1) and the Lipper Pacific Region Ex-Japan Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–16.88%	—	—	–15.19%
MSCI All Country Asia Ex-Japan Index	–17.31	—	—	–15.45
Lipper Pacific Region Ex-Japan Funds Index	–15.66	—	—	–13.73
Portfolio — Class H Shares w/o sales charges(4)	–17.08	—	—	–15.38
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–21.03	—	—	–19.38
MSCI All Country Asia Ex-Japan Index	–17.31	—	—	–15.45
Lipper Pacific Region Ex-Japan Funds Index	–15.66	—	—	–13.73
Portfolio — Class L Shares w/o sales charges(4)	–17.57	—	—	–15.88
MSCI All Country Asia Ex-Japan Index	–17.31	—	—	–15.45
Lipper Pacific Region Ex-Japan Funds Index	–15.66	—	—	–13.73
Portfolio — Class P Shares w/o sales charges(4)	–17.08	—	—	–15.38
MSCI All Country Asia Ex-Japan Index	–17.31	—	—	–15.45
Lipper Pacific Region Ex-Japan Funds Index	–15.66	—	—	–13.73

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region Ex-Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region Ex-Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Asian Equity Portfolio

this Index. As of the date of this report, the Portfolio was in the Lipper Pacific Region Ex-Japan Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	34.0%
Short-Term Investments	11.5
Commercial Banks	9.2
Semiconductors & Semiconductor Equipment	7.8
Insurance	7.2
Real Estate Management & Development	6.5
Specialty Retail	6.2
Automobiles	6.1
Food Products	6.0
Internet Software & Services	5.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Asian Equity Portfolio

	Shares	Value (000)
Common Stocks (92.7%)
China (28.3%)
AIA Group Ltd. (a)	5,400	$17
Baidu, Inc. ADR (b)	100	12
Belle International Holdings Ltd. (a)	31,000	54
China Construction Bank Corp. H Shares (a)	47,000	33
China Life Insurance Co., Ltd. H Shares (a)	6,000	15
China Mengniu Dairy Co., Ltd. (a)	11,000	26
China Pacific Insurance Group Co., Ltd. H Shares (a)	11,800	33
China Resources Enterprise Ltd. (a)	2,000	7
China Telecom Corp., Ltd. H Shares (a)	14,000	8
Chow Tai Fook Jewellery Group Ltd. (a)(b)(c)	23,000	41
GCL Poly Energy Holdings Ltd. (a)	24,000	7
Hengan International Group Co., Ltd. (a)	500	5
Ping An Insurance Group Co. H Shares (a)	4,000	26
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)(b)	4,000	6
Tencent Holdings Ltd. (a)	3,600	72
Trinity Ltd. (a)	26,000	19
Want Want China Holdings Ltd. (a)	30,000	30
		411
Hong Kong (4.6%)
BOC Hong Kong Holdings Ltd.	5,000	12
Cathay Pacific Airways Ltd.	4,000	7
Kerry Properties Ltd.	5,500	18
Samsonite International SA (b)	3,900	6
Wharf Holdings Ltd.	5,400	25
		68
India (5.4%)
HDFC Bank Ltd. ADR	1,000	26
ITC Ltd. GDR	7,383	28
Mahindra & Mahindra Ltd. GDR	1,890	25
		79
Indonesia (6.5%)
Delta Dunia Makmur Tbk PT (b)	54,000	4
Kalbe Farma Tbk PT	126,000	47
Lippo Karawaci Tbk PT	588,000	43
		94
Korea, Republic of (25.7%)
GS Retail Co., Ltd.	130	3
Hynix Semiconductor, Inc. (b)	550	10
Hyundai Engineering & Construction Co., Ltd. (b)	320	20
Hyundai Heavy Industries Co., Ltd.	73	16
Hyundai Mobis (b)	7	2
Hyundai Motor Co.	366	68
KB Financial Group, Inc.	708	22
Korea Aerospace Industries Ltd.	110	4
Korea Kumho Petrochemical (b)	55	8
Korean Air Lines Co., Ltd. (b)	105	4
LG Chem Ltd.	97	27
Mando Corp.	21	4

	Shares	Value (000)
NCSoft Corp.	33	$9
Nexon Co., Ltd. (b)	900	13
Samsung Electronics Co., Ltd.	104	96
Samsung Fire & Marine Insurance Co., Ltd.	101	19
Shinhan Financial Group Co., Ltd.	909	31
Woongjin Coway Co., Ltd.	500	16
YG Entertainment, Inc. (b)	21	1
		373
Malaysia (4.9%)
Axiata Group Bhd	11,500	19
CIMB Group Holdings Bhd	6,700	16
IJM Corp. Bhd	4,300	8
Sime Darby Bhd	2,800	8
Top Glove Corp. Bhd	4,800	7
UEM Land Holdings Bhd (b)	17,700	13
		71
Philippines (3.8%)
Cebu Air, Inc.	7,240	11
Puregold Price Club, Inc. (b)	14,400	6
SM Investments Corp.	2,920	39
		56
Singapore (1.6%)
Olam International Ltd.	14,636	24
Taiwan (9.6%)
Asustek Computer, Inc.	4,880	35
Catcher Technology Co., Ltd.	1,000	5
Foxconn Technology Co. Ltd.	1,000	3
Hon Hai Precision Industry Co., Ltd.	11,000	30
Lung Yen Life Service Corp.	2,000	6
MStar Semiconductor, Inc.	1,000	5
Uni-President Enterprises Corp.	24,380	36
Yuanta Financial Holding Co., Ltd. (b)	38,302	19
		139
Thailand (2.3%)
PTT PCL (Foreign)	3,300	33
Total Common Stocks (Cost $1,507)		1,348
Short-Term Investment (12.1%)
Investment Company (12.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $175)	175,281	175
Total Investments (104.8%) (Cost $1,682)		1,523
Liabilities in Excess of Other Assets (-4.8%)		(70)
Net Assets (100.0%)		$1,453

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Asian Equity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$4	$—	$—	$4
Airlines	22	—	—	22
Auto Components	6	—	—	6
Automobiles	93	—	—	93
Capital Markets	19	—	—	19
Chemicals	35	—	—	35
Commercial Banks	140	—	—	140
Computers & Peripherals	43	—	—	43
Construction & Engineering	34	—	—	34
Distributors	3	—	—	3
Diversified Telecommunication Services	8	—	—	8
Electronic Equipment, Instruments & Components	30	—	—	30
Food & Staples Retailing	37	—	—	37
Food Products	92	—	—	92
Health Care Equipment & Supplies	7	—	—	7
Health Care Providers & Services	6	—	—	6
Household Durables	16	—	—	16
Industrial Conglomerates	47	—	—	47
Insurance	110	—	—	110
Internet Software & Services	84	—	—	84
Machinery	16	—	—	16
Media	1	—	—	1
Oil, Gas & Consumable Fuels	37	—	—	37
Personal Products	5	—	—	5
Pharmaceuticals	47	—	—	47
Real Estate Management & Development	99	—	—	99
Semiconductors & Semiconductor Equipment	118	—	—	118
Software	22	—	—	22
Specialty Retail	95	—	—	95
Textiles, Apparel & Luxury Goods	25	—	—	25
Tobacco	28	—	—	28
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Wireless Telecommunication Services	$19	$—	$—	$19
Total Common Stocks	1,348	—	—	1,348
Short-Term Investment —
Investment Company	175	—	—	175
Total Assets	$1,523	$—	$—	$1,523

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Emerging Markets Portfolio

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -18.41%, net of fees, for Class I shares. The Portfolio's Class I shares performed in line with its benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned -18.42%.

Factors Affecting Performance

•  Emerging market equities (as measured by the Index) declined 18.4% in 2011 owing to a combination of factors, including downward revisions to growth in both the developed and emerging economies, as well as acknowledgement of the large structural problems in the developed economies. Emerging market equities' poor performance was also consistent with the historic pattern of equities underperforming during the third year of secular bear markets.

•  Emerging markets underperformed developed markets, as measured by the MSCI World Index, during the period. In Asia (-17.4%), Indonesia was the only largely positive performing market (6.0%) with Malaysia (+0.1%) and the Philippines (-0.9%) relatively flat. Indonesia and Philippines were some of our largest overweights this year. The worst-performing Asian market by far was India (-37.2%). Taiwan (-20.9%) and China (-18.4%) were also laggards, and both were underweights in the Portfolio. In Latin America (-19.4%), Colombia (-5.0%) was the relative best performer, followed by Mexico (-12.1%). Brazil (-21.9%) was the region's worst-performing market, and was an underweight position for us. In Emerging Europe, Middle East and Africa (EMEA) (-20.4%), the Czech Republic was the region's best performer by far, with a single-digit negative return (-6.0%), and it was one of our overweights for the year. Egypt (-46.9%) and Turkey (-14.4%), both of which were slight overweights during the year, were the worst-performing EMEA markets.

•  The Portfolio's relative gains were driven by stock selection in Brazil, Korea, and Turkey, and overweight allocations to the Philippines and Indonesia.

•  Positive contributions were primarily offset by stock selection in China, an overweight allocation to Egypt, and stock selection in and an allocation to Mexico, all of which detracted from relative returns.

Management Strategies

•  With accommodative fiscal and monetary policies reaching their limits in the developed world, we believe that economic cycles — in developed and emerging economies alike — are likely to gradually become shorter and remain volatile. In addition, the high prices of energy and other commodities have continued to negatively impact demand. Until commodities prices correct — or at least remain sideways — equity markets will have difficulty recovering in a sustained manner.

•  In addition, China's unique role as a driver of commodities prices remains vulnerable. The country has reached a mature level in its development and the rest of the world — both emerging and developed — is not capable of compensating for China's astounding share of commodities demand.

•  In December, as throughout most of 2011, we remained focused on seeking sources of stable, somewhat defensive growth in the Portfolio. Emerging markets have not decoupled from the U.S. and are increasingly integrated with it and other developed countries due to globalization, trade and capital flows. We have been overweight the countries and companies in those sectors we assessed to be relatively most stable and least cyclical, as well as those countries with fairly resilient domestic demand and whose current account balances should benefit from an eventually declining cost of their energy import bills. We were overweight Indonesia, the Philippines, the Czech Republic, Turkey and Thailand.

•  Among the criteria contributing to our overweight allocations is an assessment of which countries have undervalued currencies. The run-up in commodities over the last decade has led many emerging market currencies (primarily the heavy commodities exporters) to become less competitive. In recent months, there has been a notable change since the

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

global financial crisis began in 2008: dispersion between different emerging markets — that is, differentials among equity market performance — has begun to show signs of rising off its all-time lows. We continue to believe dispersion should gradually continue to rise as investors begin to distinguish the wide range of fundamentals among individual countries.

•  In addition to these country allocations, the Portfolio overall was overweight companies that we believe are capable of delivering relatively stable earnings despite domestic inflation and sluggish import demand in developed markets. We favored select stocks in the telecommunications sector and had an underweight to financial companies — we took both positions beginning in late 2010. We maintained our underweight to materials as additional disappointing macro data from China will likely put margin pressure on many materials producers globally. The Portfolio remains overweight consumer-related companies that, in our view, have quality management, strong balance sheets, and the ability to continue generating significant free cash flow.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–18.41%	0.23%	12.98%	8.70%
MSCI Emerging Markets Net Index	–18.42	2.40	13.86	8.46
Lipper Emerging Markets Funds Index	–18.37	1.04	13.26	N/A
Portfolio — Class P Shares w/o sales charges(5)	–18.63	–0.02	12.69	7.48
MSCI Emerging Markets Net Index	–18.42	2.40	13.86	6.79
Lipper Emerging Markets Funds Index	–18.37	1.04	13.26	6.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	57.2%
Commercial Banks	12.9
Oil, Gas & Consumable Fuels	8.0
Beverages	5.8
Short-Term Investments	5.4
Food Products	5.4
Semiconductors & Semiconductor Equipment	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
Argentina (0.2%)
Banco Macro SA ADR	120,750	$2,355
Brazil (10.3%)
Banco do Brasil SA	195,600	2,485
BRF - Brasil Foods SA	899,652	17,566
Cia de Bebidas das Americas (Preference) ADR (a)	524,400	18,926
Cielo SA	285,300	7,372
Itau Unibanco Holding SA (Preference)	222,500	4,055
Itau Unibanco Holding SA (Preference) ADR (a)	775,974	14,402
MRV Engenharia e Participacoes SA	556,800	3,194
PDG Realty SA Empreendimentos e Participacoes	1,657,800	5,244
Petroleo Brasileiro SA (Preference)	780,972	8,998
Petroleo Brasileiro SA ADR	401,600	9,980
Petroleo Brasileiro SA Sponsored ADR (a)	112,924	2,653
Telefonica Brasil SA ADR (a)	339,300	9,273
Ultrapar Participacoes SA	410,400	7,043
Vale SA (Preference)	150,084	3,043
Vale SA (Preference) ADR (a)	495,675	10,211
Vale SA ADR (a)	162,400	3,483
		127,928
Chile (2.6%)
Banco Santander Chile ADR	83,400	6,313
Cencosud SA	1,157,802	6,664
Empresa Nacional de Electricidad SA	3,413,959	5,027
Empresa Nacional de Electricidad SA ADR	6,600	293
Enersis SA	383,166	135
Enersis SA ADR	404,800	7,137
SACI Falabella	898,925	6,991
		32,560
China (11.5%)
Baidu, Inc. ADR (a)(b)	69,300	8,071
Belle International Holdings Ltd. (c)	5,088,000	8,870
China Construction Bank Corp. H Shares (a)(c)	21,387,250	14,925
China Life Insurance Co., Ltd. H Shares (c)	1,897,000	4,690
China Mengniu Dairy Co., Ltd. (c)	2,956,000	6,912
China Minsheng Banking Corp., Ltd. H Shares (a)(c)	3,532,500	3,061
China Pacific Insurance Group Co., Ltd. H Shares (a)(c)	3,527,600	10,038
China Resources Enterprise Ltd. (c)	514,000	1,764
China Resources Power Holdings Co., Ltd. (c)	6,025,900	11,623
China Telecom Corp., Ltd. H Shares (c)	16,670,000	9,487
China ZhengTong Auto Services Holdings Ltd. (a)(b)(c)	4,147,000	4,069
Chow Tai Fook Jewellery Group Ltd. (b)(c)(d)	3,246,800	5,819
GCL Poly Energy Holdings Ltd. (a)(c)	14,199,000	3,967
Hengan International Group Co., Ltd. (a)(c)	984,500	9,209
Ping An Insurance Group Co. H Shares (c)	1,109,500	7,314
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)(c)	2,175,700	3,524

	Shares	Value (000)
Tencent Holdings Ltd. (a)(c)	754,000	$15,155
Want Want China Holdings Ltd. (a)(c)	7,383,000	7,367
Yanzhou Coal Mining Co., Ltd. H Shares (a)(c)	3,350,000	7,151
		143,016
Czech Republic (1.3%)
CEZ AS	291,200	11,585
Telefonica Czech Republic AS	260,500	5,052
		16,637
Egypt (1.1%)
Commercial International Bank Egypt SAE	1,732,351	5,371
Juhayna Food Industries (b)	4,060,197	2,626
Telecom Egypt Co.	2,471,552	5,414
		13,411
Hong Kong (0.6%)
Samsonite International SA (b)	4,844,100	7,597
Hungary (0.8%)
Richter Gedeon Nyrt	66,220	9,301
India (6.1%)
Asian Paints Ltd.	87,322	4,263
Dr. Reddy's Laboratories Ltd.	239,072	7,104
GAIL India Ltd.	436,670	3,155
Glenmark Pharmaceuticals Ltd.	948,960	5,245
HDFC Bank Ltd.	1,272,817	10,231
IndusInd Bank Ltd.	1,028,214	4,517
ITC Ltd.	2,334,109	8,848
Jindal Steel & Power Ltd.	434,610	3,708
Larsen & Toubro Ltd.	194,282	3,639
Mahindra & Mahindra Ltd.	435,493	5,591
Reliance Industries Ltd.	244,461	3,190
Tata Consultancy Services Ltd.	508,763	11,119
Tata Steel Ltd.	835,970	5,279
		75,889
Indonesia (5.9%)
Astra International Tbk PT	1,632,000	13,319
Bank Central Asia Tbk PT	11,410,000	10,067
Bank Mandiri Tbk PT	12,348,000	9,192
Indofood Sukses Makmur Tbk PT	12,733,500	6,460
Indosat Tbk PT	13,329,500	8,306
Kalbe Farma Tbk PT	12,479,000	4,679
Lippo Karawaci Tbk PT	136,938,000	9,967
Telekomunikasi Indonesia Tbk PT	15,075,500	11,721
		73,711
Korea, Republic of (16.7%)
Cheil Industries, Inc.	72,278	6,373
Cheil Worldwide, Inc.	192,495	3,179
Doosan Heavy Industries and Construction Co., Ltd.	88,600	5,034
Hyundai Engineering & Construction Co., Ltd. (b)	130,031	8,000
Hyundai Heavy Industries Co., Ltd.	21,423	4,825
Hyundai Mobis (b)	36,183	9,219
Hyundai Motor Co.	104,166	19,359
Hyundai Steel Co. (b)	79,791	6,678

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
KB Financial Group, Inc.	211,337	$6,708
Korea Aerospace Industries Ltd.	212,200	7,314
Korea Kumho Petrochemical (b)	31,254	4,582
Korean Air Lines Co., Ltd. (b)	152,009	5,776
LG Chem Ltd.	40,386	11,215
LG Household & Health Care Ltd.	8,228	3,482
Mando Corp.	35,189	6,323
NCSoft Corp.	24,488	6,557
Nexon Co., Ltd. (a)(b)	427,800	6,153
NHN Corp.	31,021	5,691
Samsung Electronics Co., Ltd.	42,236	38,870
Samsung Electronics Co., Ltd. (Preference)	14,554	8,456
Samsung Fire & Marine Insurance Co., Ltd.	37,204	6,835
Samsung Heavy Industries Co., Ltd.	124,710	3,051
Shinhan Financial Group Co., Ltd.	278,952	9,684
SK C&C Co., Ltd.	31,928	3,249
SK Innovation Co., Ltd.	32,520	4,037
SSCP Co., Ltd. (b)	254,760	976
Woongjin Coway Co., Ltd.	214,792	6,840
		208,466
Lebanon (0.7%)
Banque Audi sal-Audi Saradar Group GDR	728,865	4,519
BLOM Bank SAL GDR	588,210	4,300
		8,819
Malaysia (3.2%)
AirAsia Bhd	5,405,300	6,428
Axiata Group Bhd	10,727,600	17,394
CIMB Group Holdings Bhd	3,382,900	7,940
Sime Darby Bhd	2,645,200	7,677
		39,439
Mexico (3.5%)
America Movil SAB de CV, Class L ADR	445,588	10,070
Fomento Economico Mexicano SAB de CV (Units) ADR (e)	252,700	17,616
Grupo Televisa SAB ADR (a)	314,600	6,625
Mexichem SAB de CV	1,163,700	3,644
Wal-Mart de Mexico SAB de CV Series V	1,985,200	5,449
		43,404
Peru (1.6%)
Cia de Minas Buenaventura SA ADR	237,490	9,105
Credicorp Ltd.	95,815	10,489
		19,594
Philippines (4.3%)
Ayala Corp.	1,103,772	7,846
Metro Pacific Investments Corp.	135,962,000	11,378
Metropolitan Bank & Trust	8,065,121	12,558
Philippine Long Distance Telephone Co.	194,580	11,325
SM Investments Corp.	792,220	10,576
		53,683

	Shares	Value (000)
Poland (2.5%)
Central European Distribution Corp. (a)(b)	444,485	$1,944
Jeronimo Martins SGPS SA (b)	958,030	15,859
Telekomunikacja Polska SA	2,631,633	13,140
		30,943
Qatar (0.5%)
Industries Qatar QSC	185,600	6,779
Russia (3.6%)
Eurasia Drilling Co., Ltd. GDR	181,591	4,267
Lukoil OAO ADR	421,756	22,332
Protek (b)	1,573,558	884
Rosneft Oil Co. (Registered GDR)	1,776,275	11,723
Tatneft ADR	179,500	5,313
		44,519
South Africa (5.3%)
AVI Ltd.	1,795,870	8,837
Clicks Group Ltd.	1,532,103	8,774
Naspers Ltd., Class N (a)	411,517	18,005
Pick n Pay Stores Ltd. (a)	1,390,518	8,027
SABMiller PLC (a)	461,282	16,176
Sasol Ltd.	135,300	6,461
		66,280
Switzerland (0.5%)
Swatch Group AG (The)	15,933	5,962
Taiwan (6.1%)
Asustek Computer, Inc.	916,536	6,523
Catcher Technology Co., Ltd.	666,000	3,090
China Steel Corp.	99,921	95
Formosa Plastics Corp.	1,801,000	4,806
Foxconn Technology Co. Ltd.	8,000	26
Fubon Financial Holding Co., Ltd.	4,360,795	4,616
Hon Hai Precision Industry Co., Ltd.	4,472,911	12,246
HTC Corp.	307,954	5,055
Largan Precision Co., Ltd.	145,000	2,710
Lung Yen Life Service Corp.	882,000	2,590
MStar Semiconductor, Inc.	631,000	3,293
Taiwan Cement Corp.	3,953,000	4,569
Taiwan Semiconductor Manufacturing Co., Ltd.	5,632,205	14,099
Uni-President Enterprises Corp.	5,877,730	8,590
Yuanta Financial Holding Co., Ltd. (b)	6,278,000	3,203
		75,511
Thailand (3.8%)
Banpu PCL NVDR	451,000	7,805
Kasikornbank PCL (Foreign)	423,500	1,671
Kasikornbank PCL NVDR	2,409,900	9,319
Land and Houses PCL NVDR	45,619,000	8,892
PTT PCL (Foreign)	767,900	7,740
Siam Cement PCL NVDR	795,900	7,896
Thai Airways International PCL	6,977,600	4,423
		47,746

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Turkey (3.3%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,275,909	$15,361
Coca-Cola Icecek AS (Units) (e)	444,025	5,299
Turk Telekomunikasyon AS	1,933,589	7,168
Turkiye Garanti Bankasi AS (Units) (e)	4,137,963	12,892
		40,720
United States (1.9%)
Mead Johnson Nutrition Co.	167,670	11,524
Yum! Brands, Inc.	215,271	12,703
		24,227
Total Common Stocks (Cost $1,170,080)		1,218,497
Investment Company (0.6%)
India (0.6%)
Morgan Stanley Growth Fund (See Note G-2) (b) (Cost $1,667)	8,475,378	7,822
Short-Term Investments (13.0%)
Securities held as Collateral on Loaned Securities (7.4%)
Investment Company (5.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	67,559,646	67,560
	Face Amount (000)
Repurchase Agreements (2.0%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $2,901; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $2,959)	$2,901	2,901
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $21,552; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $21,983)	21,552	21,552
		24,453
Total Securities held as Collateral on Loaned Securities (Cost $92,013)		92,013
	Shares
Investment Company (5.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $70,052)	70,052,113	70,052
Total Short-Term Investments (Cost $162,065)		162,065
Total Investments (111.5%) (Cost $1,333,812) including $89,322 of Securities Loaned		1,388,384
Liabilities in Excess of Other Assets (-11.5%)		(143,006)
Net Assets (100.0%)		$1,245,378

(a)  All or a portion of this security was on loan at December 31, 2011.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$7,314	$—	$—	$7,314
Airlines	16,627	—	—	16,627
Auto Components	15,542	—	—	15,542
Automobiles	38,269	—	—	38,269
Beverages	75,322	—	—	75,322
Capital Markets	3,203	—	—	3,203
Chemicals	35,859	—	—	35,859
Commercial Banks	162,537	4,517	—	167,054
Communications Equipment	5,055	—	—	5,055
Computers & Peripherals	9,639	—	—	9,639
Construction & Engineering	19,263	—	—	19,263
Construction Materials	12,465	—	—	12,465
Diversified Financial Services	23,840	—	—	23,840
Diversified Telecommunication Services	61,255	—	—	61,255
Electric Utilities	18,857	—	—	18,857
Electronic Equipment, Instruments & Components	14,956	—	—	14,956
Energy Equipment & Services	4,267	—	—	4,267
Food & Staples Retailing	37,763	—	—	37,763
Food Products	69,882	—	—	69,882
Gas Utilities	3,155	—	—	3,155
Health Care Providers & Services	4,408	—	—	4,408

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Hotels, Restaurants & Leisure	$12,703	$—	$—	$12,703
Household Durables	15,278	—	—	15,278
Household Products	3,482	—	—	3,482
Independent Power Producers & Energy Traders	16,943	—	—	16,943
Industrial Conglomerates	25,032	—	—	25,032
Information Technology Services	21,740	—	—	21,740
Insurance	28,877	—	—	28,877
Internet Software & Services	28,917	—	—	28,917
Machinery	7,876	—	—	7,876
Media	27,809	—	—	27,809
Metals & Mining	41,602	—	—	41,602
Multiline Retail	15,765	—	—	15,765
Oil, Gas & Consumable Fuels	104,426	—	—	104,426
Personal Products	9,209	—	—	9,209
Pharmaceuticals	26,329	—	—	26,329
Real Estate Management & Development	18,859	—	—	18,859
Semiconductors & Semiconductor Equipment	68,685	—	—	68,685
Software	12,710	—	—	12,710
Specialty Retail	18,758	—	—	18,758
Textiles, Apparel & Luxury Goods	13,559	—	—	13,559
Tobacco	8,848	—	—	8,848
Wireless Telecommunication Services	47,095	—	—	47,095
Total Common Stocks	1,213,980	4,517	—	1,218,497
Investment Company	7,822	—	—	7,822
Short-Term Investments
Investment Company	137,612	—	—	137,612
Repurchase Agreements	—	24,453	—	24,453
Total Short-Term Investments	137,612	24,453	—	162,065
Total Assets	$1,359,414	$28,970	$—	$1,388,384

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, securities with a total value of approximately $884,000 transferred from Level 2 to Level 1. At December 31, 2010, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—	‡
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	12,045
Realized gains (losses)	(12,045)
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—

†  Includes one or more securities which are valued at zero.

‡  Includes one or more securities with proceeds from sales of zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Advantage Portfolio

The Global Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 0.34%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned -7.35%.

Factors Affecting Performance

•  Global equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed, falling 7.35% for the year overall (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The consumer staples sector contributed most to outperformance versus the Index, although it was mainly driven by the Portfolio's overweight exposure to the sector. Stock selection also benefited relative results, primarily because of strong performance from holdings within the food, beverage, and tobacco industry.

•  Stock selection in the industrials sector also aided returns. A position in a U.K. company that provides testing, inspection, and certification of goods was the top contributor.

•  The financials sector also benefited relative performance, primarily because of the Portfolio's underweight exposure to the sector overall and especially its lack of exposure to bank stocks. Stock selection helped as well, with good performance from holdings in the insurance industry.

•  The Portfolio's underweight exposure to health care, a sector which performed well during the period, and the negative performance of its sole holding in the sector, a supplier of scientific instruments and equipment used in diagnostics and analysis, were detractors from relative gains.

•  An underweight and stock selection in energy hurt performance as well, largely due to a position in an oil and gas exploration and production company that lagged.

•  Stock selection in the consumer discretionary sector was disadvantageous. A holding in a Hong Kong-based global consumer goods exporter was the largest detractor.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

*  Minimum Investment

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	0.34%	—	—	0.43%
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Large-Cap Growth Index	–6.68	—	—	–6.21
Portfolio — Class H Shares w/o sales charges(4)	0.08	—	—	0.18
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–4.68	—	—	–4.55
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Large-Cap Growth Index	–6.68	—	—	–6.21
Portfolio — Class L Shares w/o sales charges(4)	–0.44	—	—	–0.34
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Large-Cap Growth Index	–6.68	—	—	–6.21
Portfolio — Class P Shares w/o sales charges(4)	0.07	—	—	0.17
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Large-Cap Growth Index	–6.68	—	—	–6.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	51.6%
Internet Software & Services	9.7
Beverages	8.4
Food Products	8.0
Commercial Services & Supplies	6.1
Hotels, Restaurants & Leisure	5.8
Computers & Peripherals	5.3
Professional Services	5.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.0%)
Australia (1.8%)
QR National Ltd.	13,942	$49
Brazil (5.8%)
LLX Logistica SA (a)	18,753	34
Natura Cosmeticos SA	3,991	77
OGX Petroleo e Gas Participacoes SA (a)	6,138	45
		156
Canada (7.9%)
Brookfield Asset Management, Inc., Class A	3,568	98
Fairfax Financial Holdings Ltd.	177	76
Groupe Aeroplan, Inc.	3,230	38
		212
China (3.7%)
China Merchants Holdings International Co., Ltd. (b)	14,482	42
Tencent Holdings Ltd. (b)	2,800	56
		98
Denmark (0.5%)
Pandora A/S	1,518	14
France (8.4%)
Christian Dior SA	435	51
Edenred	4,987	123
Remy Cointreau SA	656	53
		227
Greece (1.4%)
Jumbo SA	7,500	37
Hong Kong (3.8%)
L'Occitane International SA	31,500	64
Sun Art Retail Group Ltd. (a)	30,500	38
		102
Singapore (2.8%)
Jardine Matheson Holdings Ltd.	1,621	76
Switzerland (8.7%)
Nestle SA ADR	2,012	116
Schindler Holding AG	1,019	119
		235
United Kingdom (8.1%)
Diageo PLC ADR	938	82
Intertek Group PLC	4,345	137
		219
United States (42.1%)
Amazon.com, Inc. (a)	504	87
Anheuser-Busch InBev N.V. ADR	1,458	89
Apple, Inc. (a)	348	141
Covanta Holding Corp.	2,775	38
eBay, Inc. (a)	2,968	90
Google, Inc., Class A (a)	174	112
Li & Fung Ltd. (b)	36,000	67
Mead Johnson Nutrition Co.	1,393	96
Motorola Solutions, Inc.	2,244	104
Philip Morris International, Inc.	1,195	94

	Shares	Value (000)
Starbucks Corp.	1,734	$80
Weight Watchers International, Inc.	1,155	63
Yum! Brands, Inc.	1,279	75
		1,136
Total Common Stocks (Cost $2,543)		2,561
Short-Term Investment (3.7%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $101)	100,818	101
Total Investments (98.7%) (Cost $2,644)		2,662
Other Assets in Excess of Liabilities (1.3%)		36
Net Assets (100.0%)		$2,698

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$224	$—	$—	$224
Commercial Services & Supplies	161	—	—	161
Communications Equipment	104	—	—	104
Computers & Peripherals	141	—	—	141
Distributors	67	—	—	67
Diversified Consumer Services	63	—	—	63
Food & Staples Retailing	38	—	—	38
Food Products	212	—	—	212
Hotels, Restaurants & Leisure	155	—	—	155
Industrial Conglomerates	76	—	—	76
Insurance	76	—	—	76
Internet & Catalog Retail	87	—	—	87
Internet Software & Services	258	—	—	258
Machinery	119	—	—	119
Media	38	—	—	38
Oil, Gas & Consumable Fuels	45	—	—	45
Personal Products	77	—	—	77
Professional Services	137	—	—	137
Real Estate Management & Development	98	—	—	98
Road & Rail	49	—	—	49
Specialty Retail	101	—	—	101

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Advantage Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$65	$—	$—	$65
Tobacco	94	—	—	94
Transportation Infrastructure	76	—	—	76
Total Common Stocks	2,561	—	—	2,561
Short-Term Investment — Investment Company	101	—	—	101
Total Assets	$2,662	$—	$—	$2,662

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Discovery Portfolio

The Global Discovery Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -7.72%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned -7.35%.

Factors Affecting Performance

•  Global equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed, falling 7.35% for the year overall (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The primary detractor from relative performance during the period was stock selection in the consumer discretionary sector. Holdings in a Danish jewelry designer and a Greek toy and baby product retailer were the largest drags on performance.

•  The energy sector also dampened performance because of weak stock selection (largely due to the negative return of a position in a Brazilian oil and gas exploration and production company) and an underweight in the sector.

•  An underweight allocation to the telecommunication services sector, in which the Portfolio had no exposure during the period, was disadvantageous to relative performance.

•  Conversely, positive contributions came from stock selection and an overweight in the information technology sector. A position in a U.S. communications equipment maker was the most additive to returns.

•  Stock selection in health care also bolstered relative performance, due to the strong performance of the Portfolio's two holdings in the sector.

•  Stock selection in the industrials sector also aided returns. A position in a U.K. company that provides testing, inspection, and certification of goods was the top contributor.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Discovery Portfolio

*  Minimum Investment

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–7.72%	—	—	–7.93%
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Multi-Cap Growth Index	–11.85	—	—	–11.25
Portfolio — Class H Shares w/o sales charges(4)	–7.96	—	—	–8.17
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–12.36	—	—	–12.51
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Multi-Cap Growth Index	–11.85	—	—	–11.25
Portfolio — Class L Shares w/o sales charges(4)	–8.41	—	—	–8.62
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Multi-Cap Growth Index	–11.85	—	—	–11.25
Portfolio — Class P Shares w/o sales charges(4)	–7.98	—	—	–8.19
MSCI All Country World Index	–7.35	—	—	–6.71
Lipper Global Multi-Cap Growth Index	–11.85	—	—	–11.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	39.7%
Communications Equipment	14.4
Food Products	11.6
Specialty Retail	10.0
Commercial Services & Supplies	7.0
Internet Software & Services	6.9
Diversified Financial Services	5.3
Textiles, Apparel & Luxury Goods	5.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (94.6%)
Australia (5.0%)
DuluxGroup Ltd.	49,500	$146
Lynas Corp. Ltd. (a)	40,064	43
		189
Brazil (9.1%)
LLX Logistica SA (a)	36,299	66
Natura Cosmeticos SA	3,847	75
OGX Petroleo e Gas Participacoes SA (a)	17,140	125
Raia Drogasil SA	11,229	78
		344
Canada (2.0%)
Valeant Pharmaceuticals International, Inc. (a)	1,639	76
China (0.8%)
Country Style Cooking Restaurant Chain Co., Ltd. ADR (a)	4,387	32
Denmark (3.4%)
Pandora A/S	13,462	127
France (14.2%)
Christian Dior SA	558	66
Edenred	10,683	263
Eurazeo	3,647	130
Remy Cointreau SA	966	78
		537
Greece (6.2%)
Hellenic Exchanges SA Holding Clearing Settlement and Registry	17,844	67
Jumbo SA (a)	33,920	167
		234
Hong Kong (5.4%)
L'Occitane International SA	102,500	206
Marshall Islands (3.6%)
Diana Containerships, Inc.	25,293	136
Switzerland (8.1%)
Nestle SA (Registered)	5,345	307
United Kingdom (4.0%)
Intertek Group PLC	4,836	153
United States (32.8%)
Akamai Technologies, Inc. (a)	5,455	176
Dunkin' Brands Group, Inc. (a)	46	1
First Solar, Inc. (a)	2,186	74
Intuitive Surgical, Inc. (a)	178	82
Motorola Solutions, Inc.	11,675	541
OpenTable, Inc. (a)	2,057	81
PF Chang's China Bistro, Inc.	3,403	105
Sara Lee Corp.	6,787	128
Zynga, Inc., Class A (a)	5,626	53
		1,241
Total Common Stocks (Cost $3,840)		3,582

	Shares	Value (000)
Convertible Preferred Stocks (0.8%)
United States (0.8%)
Better Place, Inc. Series C (a)(b)(c) (Cost $29)	6,429	$29
Short-Term Investment (3.5%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $134)	134,177	134
Total Investments (98.9%) (Cost $4,003)		3,745
Other Assets in Excess of Liabilities (1.1%)		40
Net Assets (100.0%)		$3,785

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held a fair valued security valued at approximately $29,000, representing 0.8% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$78	$—	$—	$78
Chemicals	146	—	—	146
Commercial Services & Supplies	263	—	—	263
Communications Equipment	541	—	—	541
Diversified Financial Services	197	—	—	197
Food & Staples Retailing	78	—	—	78
Food Products	435	—	—	435
Health Care Equipment & Supplies	82	—	—	82
Hotels, Restaurants & Leisure	138	—	—	138
Internet Software & Services	257	—	—	257
Marine	136	—	—	136
Metals & Mining	43	—	—	43
Oil, Gas & Consumable Fuels	125	—	—	125
Personal Products	75	—	—	75
Pharmaceuticals	76	—	—	76
Professional Services	153	—	—	153
Semiconductors & Semiconductor Equipment	74	—	—	74
Software	53	—	—	53
Specialty Retail	373	—	—	373

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Discovery Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$193	$—	$—	$193
Transportation Infrastructure	66	—	—	66
Total Common Stocks	3,582	—	—	3,582
Convertible Preferred Stocks	—	—	29	29
Short-Term Investment — Investment Company	134	—	—	134
Total Assets	$3,716	$—	$29	$3,745

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Beginning Balance	$—
Purchases	29
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$29
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.38%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI World Index (the "Index"), which returned -5.54%.

Factors Affecting Performance

•  Despite all the market volatility, 2011 ended with a whimper, with the Index essentially flat in December on low trading volumes. This resulted in a 7.6% return in the Index for the fourth quarter, and brought the return for the year to -5.5%.

•  For the most part, it was a classic "cyclicals versus defensives" (or more economically sensitive versus less economically sensitive) year, with nearly all cyclical sectors faring poorly over 2011: materials fell 20%, the punch-drunk financial sector was down 19%, industrials declined 8% and consumer discretionary fell 5%. In terms of defensive sectors, both health care (up 9.5%) and consumer staples (up 8.6%) solidly outperformed for the year as their fortunes are less sensitive to macro-economics, which deteriorated as the eurozone crisis escalated from bank balance sheets to European government balance sheets, to affect credit creation worldwide.

•  One rather surprising exception to the broad story of cyclical weakness was the oil price, partly due to continued political uncertainty in the Middle East, with the result that free cash flows and share prices have remained resilient in the energy sector.

•  The Portfolio posted strong absolute and relative performance over the full year.

•  Although underweight allocations to the health care, energy, and telecommunications sectors detracted from performance for the year, this was more than offset by strong stock selection in and the overweight allocation to consumer staples, and the underweight allocation to financials, one of the weakest performing sectors. The Portfolio's stock selection in information technology also added to performance for the year.

•  Derivatives did not materially impact Portfolio's performance.

Management Strategies

•  Even if there is no cataclysm in Europe this year, the world remains a dangerous place to invest. Much of the West is in the grip of massive balance sheet deleveraging; shedding assets, postponing spending decisions and hoarding cash in low-return investments. We know from the Japanese experience just how long a balance sheet recession can persist; the question for governments is how should or can they respond. Do they take the quasi-Keynesian approach adopted by the U.S. and U.K. and hope that foreigners remain holders or buyers of the rapidly expanding supply of government bonds? Or do they take the medicine the Austrian school (and a fragile bond market) demands and enforce fiscal discipline and austerity? The former risks sudden bond market or currency collapse, the latter ensures prolonged economic weakness.

•  Clients know us for our disciplined focus on seeking what we consider high-quality companies — companies with resilient sources of profit, that can generate high returns on their capital, with managements that invest for the long term — and to seek the shares of these companies that are trading below our assessment of fair value. These sorts of companies are in short supply, and just as the highest-quality corporate debt has rerated upwards, we remain convinced that equity markets will continue to put very high-quality companies on a pedestal.

•  We remain focused on the Global Franchise philosophy of investing. We look for what we believe are high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in well-run companies that capitalize on their intangible assets in an effort to compound shareholder wealth at a superior rate over the long-term. We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock's quality and value characteristics. The end result is a portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	9.38%	4.74%	10.44%	10.85%
MSCI World Index	–5.54	–2.37	3.62	3.76
Lipper Global Multi-Cap Growth Funds Index	–11.85	–0.18	5.02	5.19
Portfolio — Class P Shares w/o sales charges(4)	8.98	4.46	10.15	10.55
MSCI World Index	–5.54	–2.37	3.62	3.76
Lipper Global Multi-Cap Growth Funds Index	–11.85	–0.18	5.02	5.19

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 28, 2001.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	24.8%
Food Products	24.7
Other*	19.1
Household Products	10.9
Information Technology Services	8.7
Beverages	6.5
Software	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Finland (2.4%)
Kone Oyj, Class B	104,508	$5,424
France (3.6%)
Legrand SA	253,504	8,153
Germany (0.7%)
SAP AG	31,944	1,689
Italy (1.7%)
Davide Campari-Milano SpA	577,925	3,848
Sweden (3.6%)
Swedish Match AB	233,072	8,274
Switzerland (9.5%)
Nestle SA (Registered)	363,877	20,919
Novartis AG (Registered)	11,989	686
		21,605
United Kingdom (29.5%)
Admiral Group PLC	349,628	4,626
British American Tobacco PLC	446,083	21,167
Experian PLC	208,131	2,830
Imperial Tobacco Group PLC	360,451	13,631
Reckitt Benckiser Group PLC	274,980	13,580
Unilever PLC	329,411	11,065
		66,899
United States (45.5%)
Accenture PLC, Class A	186,022	9,902
Dr. Pepper Snapple Group, Inc.	275,461	10,875
Herbalife Ltd.	131,350	6,787
Kellogg Co.	187,275	9,471
Kraft Foods, Inc., Class A	88,113	3,292
Mead Johnson Nutrition Co.	69,850	4,801
Microsoft Corp.	395,935	10,278
Moody's Corp.	93,530	3,150
Philip Morris International, Inc.	167,528	13,148
Procter & Gamble Co. (The)	166,904	11,134
Sara Lee Corp.	343,424	6,498
Scotts Miracle-Gro Co. (The), Class A	84,796	3,959
Visa, Inc., Class A	97,365	9,885
		103,180
Total Common Stocks (Cost $199,287)		219,072
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G-2) (Cost $7,812)	7,811,785	7,812
Total Investments (99.9%) (Cost $207,099)		226,884
Other Assets in Excess of Liabilities (0.1%)		120
Net Assets (100.0%)		$227,004

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$14,723	$—	$—	$14,723
Chemicals	3,959	—	—	3,959
Diversified Financial Services	3,150	—	—	3,150
Electrical Equipment	8,153	—	—	8,153
Food Products	56,046	—	—	56,046
Household Products	24,714	—	—	24,714
Information Technology Services	19,787	—	—	19,787
Insurance	4,626	—	—	4,626
Machinery	5,424	—	—	5,424
Personal Products	6,787	—	—	6,787
Pharmaceuticals	686	—	—	686
Professional Services	2,830	—	—	2,830
Software	11,967	—	—	11,967
Tobacco	56,220	—	—	56,220
Total Common Stocks	219,072	—	—	219,072
Short-Term Investment — Investment Company	7,812	—	—	7,812
Total Assets	$226,884	$—	$—	$226,884

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Insight Portfolio

The Global Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

Performance

For the period from inception on December 28, 2011 through December 31, 2011, the Portfolio had a total return based on net asset value per share of 0.70%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned 1.15% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  We seek to invest primarily in established and cyclical franchise companies located throughout the world that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. The companies we consider have market capitalizations within the range of companies included in the MSCI All Country World Index.

•  We continue to focus on assessing company prospects over a three- to five-year time horizon and on owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Value Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
	One Year	Five Years	Ten Years	Cumulative Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	0.70%
MSCI All Country World Index	—	—	—	1.15
Lipper Global Multi-Cap Value Funds Index	—	—	—	1.16
Portfolio — Class H Shares w/o sales charges(4)	—	—	—	0.70
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	—	—	—	–4.10
MSCI All Country World Index	—	—	—	1.15
Lipper Global Multi-Cap Value Funds Index	—	—	—	1.16
Portfolio — Class L Shares w/o sales charges(4)	—	—	—	0.70
MSCI All Country World Index	—	—	—	1.15
Lipper Global Multi-Cap Value Funds Index	—	—	—	1.16

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	41.8%
Other*	38.7
Industrial Conglomerates	7.2
Food Products	7.0
Chemicals	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (83.7%)
Australia (3.9%)
DuluxGroup Ltd.	5,556	$16
Treasury Wine Estates Ltd.	4,403	17
		33
Belgium (2.0%)
Anheuser-Busch InBev N.V.	273	17
Brazil (3.8%)
Vale SA (Preference)	1,588	32
Canada (12.0%)
Brookfield Asset Management, Inc., Class A	1,213	33
Fairfax Financial Holdings Ltd.	39	17
Potash Corp. of Saskatchewan, Inc.	789	32
Whistler Blackcomb Holdings, Inc.	1,673	18
		100
France (12.0%)
Christian Dior SA	418	49
Etablissements Maurel et Prom	1,093	17
Eurazeo	945	34
		100
Germany (1.9%)
Beiersdorf AG	291	16
Greece (2.0%)
Hellenic Exchanges SA Holding Clearing Settlement and Registry	4,413	16
Hong Kong (6.3%)
Shangri-La Asia Ltd.	20,000	35
Swire Pacific Ltd.	1,500	18
		53
Japan (2.3%)
Universal Entertainment Corp.	700	19
Marshall Islands (2.0%)
Diana Containerships, Inc.	3,150	17
Netherlands (6.1%)
Koninklijke Philips Electronics N.V.	2,405	51
Norway (2.0%)
Orkla ASA	2,228	17
Singapore (2.3%)
Jardine Matheson Holdings Ltd.	400	19
Spain (1.4%)
Baron de Ley (a)	207	12
Sweden (2.0%)
Byggmax Group AB	4,324	17
Switzerland (6.0%)
Nestle SA (Registered)	876	50
Turkey (4.0%)
Is Gayrimenkul Yatirim Ortakligi REIT	30,790	16
Ulker Biskuvi Sanayi	6,016	17
		33

	Shares	Value (000)
United States (11.7%)
CF Industries Holdings, Inc.	114	$16
Diana Shipping, Inc. (a)	2,139	16
Motorola Solutions, Inc.	1,053	49
Sara Lee Corp.	878	17
		98
Total Common Stocks (Cost $694)		700
Short-Term Investment (60.2%)
Investment Company (60.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $503)	503,271	503
Total Investments (143.9%) (Cost $1,197)		1,203
Liabilities in Excess of Other Assets (-43.9%)		(367)
Net Assets (100.0%)		$836

(a)  Non-income producing security.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$46	$—	$—	$46
Chemicals	64	—	—	64
Communications Equipment	49	—	—	49
Diversified Financial Services	50	—	—	50
Food Products	84	—	—	84
Hotels, Restaurants & Leisure	53	—	—	53
Industrial Conglomerates	87	—	—	87
Insurance	17	—	—	17
Leisure Equipment & Products	19	—	—	19
Marine	33	—	—	33
Metals & Mining	32	—	—	32
Oil, Gas & Consumable Fuels	17	—	—	17
Personal Products	16	—	—	16
Real Estate Investment Trusts (REITs)	16	—	—	16

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Insight Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$51	$—	$—	$51
Specialty Retail	17	—	—	17
Textiles, Apparel & Luxury Goods	49	—	—	49
Total Common Stocks	700	—	—	700
Short-Term Investment — Investment Company	503	—	—	503
Total Assets	$1,203	$—	$—	$1,203

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Porfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Opportunity Portfolio

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -4.90%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index (the "Index"), which returned -7.35%.

Factors Affecting Performance

•  Global equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed, falling 7.35% for the year overall (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The information technology sector was the largest contributor to relative outperformance during the period, as both stock selection and an overweight in the sector were additive. A position in a global credit card company led performance.

•  Stock selection and an underweight in the financials sector also aided relative performance due to strong performance from a holding in a clearinghouse for over-the-counter (OTC) securities in Brazil and the lack of exposure to bank stocks, a group which performed poorly over the period.

•  Stock selection and an overweight in the consumer staples sector were advantageous, with a number of holdings in the food, beverage, and tobacco segment performing well.

•  Conversely, stock selection in the consumer discretionary sector hampered relative returns. The largest detractors were holdings in a real estate developer in Brazil and a tutoring services provider in China.

•  Stock selection in industrials diminished relative gains as well, mostly due to weak performance from holdings in the transportation industry.

•  The Portfolio's underweight exposure to health care, a sector which performed well during the period, and the negative performance of its sole holding in the sector, a generic drug maker, were detractors from relative gains.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and the Lipper Global Multi-Cap Growth Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–4.90%	—	—	2.83%
MSCI All Country World Index	–7.35	—	—	–4.90
Lipper Global Multi-Cap Growth Funds Index	–11.85	—	—	–3.90
Portfolio — Class H Shares w/o sales charges(4)	–5.18	—	—	2.60
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–9.64	—	—	1.22
MSCI All Country World Index	–7.35	—	—	–4.90
Lipper Global Multi-Cap Growth Funds Index	–11.85	—	—	–3.90
Portfolio — Class L Shares w/o sales charges(4)	–5.19	—	—	2.51
MSCI All Country World Index	–7.35	—	—	–4.90
Lipper Global Multi-Cap Growth Funds Index	–11.85	—	—	–3.90
Portfolio — Class P Shares w/o sales charges(4)	–5.16	—	—	16.07
MSCI All Country World Index	–7.35	—	—	7.82
Lipper Global Multi-Cap Growth Funds Index	–11.85	—	—	6.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares commenced offering on May 21, 2010. Performance for Class H shares has been restated to reflect the Portfolio's applicable sales charge. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	55.3%
Internet Software & Services	14.0
Beverages	10.4
Diversified Consumer Services	7.8
Internet & Catalog Retail	7.5
Computers & Peripherals	5.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (91.6%)
Australia (1.1%)
AET&D Holdings No 1 Ltd. (a)(b)(c)	36,846	$—
Lynas Corp. Ltd. (a)	142,229	152
		152
Belgium (2.1%)
Anheuser-Busch InBev N.V.	4,771	292
Brazil (6.3%)
BM&F Bovespa SA	28,285	149
Brookfield Incorporacoes SA	87,844	233
CETIP SA - Balcao Organizado de Ativos e Derivativos	32,953	476
		858
Canada (4.5%)
Brookfield Asset Management, Inc., Class A	13,094	360
Brookfield Infrastructure Partners LP	9,153	253
		613
China (23.3%)
Baidu, Inc. ADR (a)	5,617	654
China Merchants Holdings International Co., Ltd. (d)	115,084	334
Golden Eagle Retail Group Ltd. (d)	206,000	436
New Oriental Education & Technology Group, Inc. ADR (a)	26,141	629
Tencent Holdings Ltd. (d)	10,000	201
Wynn Macau Ltd. (d)	146,800	369
Xueda Education Group ADR (a)	122,434	427
Youku.com, Inc. ADR (a)	7,677	120
		3,170
Denmark (3.8%)
DSV A/S	28,709	515
France (1.5%)
Pernod-Ricard SA	2,133	198
Germany (1.0%)
BASF SE	2,027	141
Hong Kong (4.5%)
Minth Group Ltd.	141,800	133
Sun Art Retail Group Ltd. (a)	378,500	473
		606
India (3.1%)
MakeMyTrip Ltd. (a)	7,711	186
Mundra Port and Special Economic Zone Ltd.	103,215	233
		419
Israel (1.0%)
Teva Pharmaceutical Industries Ltd. ADR	3,377	136
Italy (2.3%)
Prada SpA (a)(d)	70,000	317
Japan (3.9%)
Universal Entertainment Corp.	19,300	534
Russia (0.6%)
Yandex N.V., Class A (a)	4,051	80

	Shares	Value (000)
Switzerland (2.5%)
Kuehne & Nagel International AG (Registered)	1,520	$171
Panalpina Welttransport Holding AG (Registered) (a)	1,632	167
		338
United Kingdom (1.6%)
Diageo PLC ADR	2,511	219
United States (28.5%)
Amazon.com, Inc. (a)	3,666	635
Apple, Inc. (a)	1,684	682
CME Group, Inc.	748	182
Google, Inc., Class A (a)	1,274	823
Greenlight Capital Re Ltd., Class A (a)	15,334	363
LinkedIn Corp., Class A (a)	383	24
Mastercard, Inc., Class A	930	347
Monsanto Co.	2,934	206
Priceline.com, Inc. (a)	432	202
Ultra Petroleum Corp. (a)	4,630	137
Visa, Inc., Class A	2,712	275
		3,876
Total Common Stocks (Cost $10,603)		12,464
Convertible Preferred Stocks (1.1%)
China (0.0%)
Youku.com, Inc., Class A (a)(b)(c)	9	—	@
United States (1.1%)
Better Place, Inc. (a)(b)(c)	31,331	142
Total Convertible Preferred Stocks (Cost $78)		142
Participation Notes (5.2%)
China (5.2%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21	9,050	278
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13	14,080	433
Total Participation Notes (Cost $564)		711
Short-Term Investment (2.1%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $288)	287,959	288
Total Investments (100.0%) (Cost $11,533)		13,605
Other Assets in Excess of Liabilities (-@@%)		6
Net Assets (100.0%)		$13,611

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $142,000, representing 1.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

@  Value is less than $500.

@@  Amount is less than 0.05%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$167	$—	$—		$167
Auto Components	133	—	—		133
Beverages	709	—	—		709
Capital Markets	476	—	—		476
Chemicals	347	—	—		347
Computers & Peripherals	682	—	—		682
Diversified Consumer Services	1,056	—	—		1,056
Diversified Financial Services	331	—	—		331
Electric Utilities	253	—	—	†	253
Food & Staples Retailing	473	—	—		473
Hotels, Restaurants & Leisure	369	—	—		369
Household Durables	233	—	—		233
Information Technology Services	622	—	—		622
Insurance	363	—	—		363
Internet & Catalog Retail	1,023	—	—		1,023
Internet Software & Services	1,902	—	—		1,902
Leisure Equipment & Products	534	—	—		534
Marine	171	—	—		171
Metals & Mining	152	—	—		152
Multiline Retail	436	—	—		436
Oil, Gas & Consumable Fuels	137	—	—		137
Pharmaceuticals	136	—	—		136
Real Estate Management & Development	360	—	—		360
Road & Rail	515	—	—		515
Textiles, Apparel & Luxury Goods	317	—	—		317
Transportation Infrastructure	567	—	—		567
Total Common Stocks	12,464	—	—	†	12,464
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Convertible Preferred Stocks	$—	$—	$142	$142
Participation Notes	—	711	—	711
Short-Term Investment — Investment Company	288	—	—	288
Total Assets	$12,752	$711	$142	$13,605

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, securities with a total value of approximately $432,000 transferred from Level 1 to Level 2. At December 31, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Convertible Preferred Stocks (000)
Beginning Balance	$—	†	$278
Purchases	—		—
Sales	—		(57)
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Change in unrealized appreciation (depreciation)	—		(79)
Realized gains (losses)	—		—
Ending Balance	$—	†	$142
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—		$(79)

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies, real estate investment trusts and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -9.67%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned -6.00%, and underperformed the Morgan Stanley Capital International (MSCI) World Index, which returned -5.54%.

Factors Affecting Performance

•  The global real estate securities market declined 6.00% during the 12-month period ending December 31, 2011, as measured by the Index. Global real estate securities posted gains in the first half of the year, but significantly declined in the third quarter on investor concerns about the prospects for a double-dip recession in the U.S., the European sovereign debt crisis and the risk of a hard landing scenario in China. Subsequently, real estate securities rallied in the fourth quarter, particularly in October as concerns about these factors eased.

•  Performance within the European regional portfolio contributed to performance, while the Asian and U.S. portfolios detracted. Top-down global allocation detracted due to the underweight to the U.S. and overweight to Asia. In Asia, the Portfolio benefited from the underweight to Singapore; this was offset by the negative impact of the underweight to Australia, the overweight to Hong Kong, and stock selection in Singapore. In Europe, the Portfolio benefited from the overweight to the U.K. and stock selection within and the underweight to Germany; this was partially offset by relative losses from stock selection in the U.K. In the U.S., the Portfolio benefited from the underweight to the industrial sector and the overweight to the mall sector; this was offset by negative performance from stock selection in the diversified and health care sectors and the overweight to the hotel sector.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation, which weights each of the three major regions (U.S., Europe, and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2011, the Portfolio was overweight the Asian listed property sector, modestly underweight the European listed property sector, and underweight the U.S. listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan, as we believe these markets represent attractive valuation opportunities. The Hong Kong REOCs continued to trade at wide discounts to their net asset value (NAV), even after NAVs were modestly revised downward to reflect weakness in residential values and declines in rents/capital values for investment assets. The Japanese REOCs also continued to trade at wide discounts to NAV on continued uncertainty over prospects for underlying property fundamentals. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more stable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets, and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which maintain predominant exposure to secondary assets, which have weaker underlying property fundamentals. The Portfolio was underweight the Australian REIT sector on relative valuation.

•  In Europe, the Portfolio was overweight the U.K. and underweight the Continent. Valuations on the

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Continent ended the period trading at a meaningful discount to NAV based on reported NAVs, which only reflect marginal capital value declines since the start of the credit crisis. Valuations in the U.K. ended the period trading at a significant discount to reported NAVs, which have partially recovered after experiencing significant declines in the two years to June 2009.

•  The Portfolio was underweight the U.S., which traded at a premium to NAVs, assuming asset values for high-quality assets are approximately 10% below their all-time peak levels achieved in mid-2007. Some observers noted that the current premium to NAV is comparable to the historical average premium for the U.S. REIT market. Within the U.S., the Portfolio was overweight to a group of companies that are focused in the ownership of upscale urban hotels and a number of out-of-favor companies and underweight to companies concentrated in the ownership of suburban office, health care, and industrial assets.

•  Key Asian markets (in particular Hong Kong and Singapore) had witnessed improvements in rents due to strong economies and tenant demand as well as low vacancy levels and limited new supply, but rents experienced some pullback in the second half of 2011 primarily due to uncertainty over global economic conditions. However, the lack of new supply (particularly in Hong Kong) is a key differentiating factor as compared to prior economic slowdowns in this region. Most Western markets (and Japan) have been slowly recovering (or bottoming) from significant declines in rents and occupancies but there are concerns regarding the pace of recovery due to economic weakness and risk of recession (particularly in Europe). Unlike previous real estate cycles, the key risk in these markets is not oversupply. Rather, the key issue is that many markets are close to cyclically high vacancy rates and prospects for a meaningful recovery of tenant demand remain lackluster, particularly as prospects for the global economy have become more uncertain. The expectation for an absence of material job growth also remains a significant concern, although this has been somewhat mitigated by limited new supply.

•  We continue to maintain strong conviction in our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks that offer exposure to the direct property markets at the best relative valuations. In certain market segments, there is a very wide discrepancy between private and public valuations, and relative to other public listed property markets, largely driven by negative sentiment. With regard to current portfolio positioning, we recognize that negative investor sentiment may persist and may impact portfolio performance in the short term, but our strong conviction is based on our fundamental analysis, and we remain committed to our long-term, value-oriented, bottom-up driven investment strategy.

*  Minimum Investment

**  Commenced Operations on August 30, 2006.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors(1), the Morgan Stanley Capital International (MSCI) World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Period Ended December 31, 2011
	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	–9.67%	–4.94%	—	–1.76%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	–6.00	–5.46	—	–2.29
MSCI World Index	–5.54	–2.37	—	–0.51
Lipper Global Real Estate Funds Average	–6.90	–6.13	—	–3.46
Portfolio — Class P Shares w/o sales charges(5)	–9.91	–5.21	—	–2.03
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	–6.00	–5.46	—	–2.29
MSCI World Index	–5.54	–2.37	—	–0.51
Lipper Global Real Estate Funds Average	–6.90	–6.13	—	–3.46
Portfolio — Class H Shares w/o sales charges(6)	–9.90	—	—	–4.34
Portfolio — Class H Shares with maximum	–14.13	—	—	–5.50
4.75% sales charges
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	–6.00	—	—	–4.99
MSCI World Index	–5.54	—	—	–4.88
Lipper Global Real Estate Funds Average	–6.90	—	—	–4.04
Portfolio — Class L Shares w/o sales charges(7)	–10.33	—	—	–4.13
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	–6.00	—	—	–3.76
MSCI World Index	–5.54	—	—	–3.87
Lipper Global Real Estate Funds Average	–6.90	—	—	–1.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to US investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on January 2. 2008.

(7)  Commenced offering on June 16, 2008.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	35.5%
Retail	20.8
Residential	12.6
Office	11.0
Other*	9.4
Lodging/Resorts	5.4
Health Care	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (96.4%)
Australia (7.9%)
CFS Retail Property Trust REIT	4,621,900	$7,966
Commonwealth Property Office Fund REIT	789,340	771
Dexus Property Group REIT (Stapled Securities) (a)	9,041,036	7,675
Goodman Group REIT (Stapled Securities) (a)	14,290,566	8,331
GPT Group REIT (Stapled Securities) (a)	5,065,383	15,905
Mirvac Group REIT (Stapled Securities) (a)(b)	4,713,829	5,689
Stockland REIT (Stapled Securities) (a)(b)	3,643,722	11,889
Westfield Group REIT (Stapled Securities) (a)(b)	5,144,967	41,098
Westfield Retail Trust REIT	7,208,707	18,359
		117,683
Austria (0.1%)
Atrium European Real Estate Ltd.	306,973	1,396
Conwert Immobilien Invest SE	34,318	381
		1,777
Belgium (0.1%)
Befimmo SCA Sicafi REIT	10,056	654
Cofinimmo REIT	1,702	200
		854
Brazil (0.3%)
BR Malls Participacoes SA	10,680	104
BR Properties SA	184,900	1,834
Iguatemi Empresa de Shopping Centers SA	114,000	2,118
		4,056
Canada (1.6%)
Boardwalk REIT	135,390	6,704
Brookfield Office Properties Canada REIT	39,451	942
Calloway REIT	42,287	1,111
Extendicare REIT	193,240	1,612
RioCan REIT	526,565	13,661
		24,030
China (4.3%)
China Overseas Land & Investment Ltd. (c)	17,073,240	28,534
China Resources Land Ltd. (c)	15,709,000	25,242
Guangzhou R&F Properties Co., Ltd., H Shares (c)	13,002,300	10,279
		64,055
Finland (0.3%)
Citycon Oyj	476,353	1,424
Sponda Oyj	683,379	2,760
		4,184
France (3.6%)
Fonciere Des Regions REIT	60,184	3,864
Gecina SA REIT	39,071	3,287
ICADE REIT	52,143	4,103
Klepierre REIT	318,073	9,073
Mercialys SA REIT	38,108	1,228
Societe de la Tour Eiffel REIT	14,182	705

	Shares	Value (000)
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	20,297	$1,968
Unibail-Rodamco SE REIT	166,318	29,899
		54,127
Germany (0.5%)
Alstria Office AG REIT	366,575	4,363
Deutsche Euroshop AG	28,053	901
Prime Office AG REIT (d)	367,999	2,070
		7,334
Hong Kong (14.9%)
Hang Lung Properties Ltd.	4,515,000	12,848
Henderson Land Development Co., Ltd.	2,201,440	10,941
Hongkong Land Holdings Ltd.	8,896,000	40,388
Hysan Development Co., Ltd.	4,466,231	14,664
Kerry Properties Ltd.	5,744,720	19,010
Link REIT (The)	897,000	3,303
New World Development , Ltd.	5,307,825	4,278
Sino Land Co., Ltd.	2,790,202	3,973
Sun Hung Kai Properties Ltd.	7,294,712	91,435
Swire Pacific Ltd.	145,000	1,750
Wharf Holdings Ltd.	4,080,763	18,443
		221,033
Italy (0.2%)
Beni Stabili SpA	8,202,184	3,671
Japan (8.3%)
Japan Real Estate Investment Corp. REIT	738	5,753
Mitsubishi Estate Co., Ltd.	2,954,000	44,135
Mitsui Fudosan Co., Ltd.	2,642,000	38,513
Nippon Building Fund, Inc. REIT	623	5,099
NTT Urban Development Corp.	1,171	799
Sumitomo Realty & Development Co., Ltd.	1,632,000	28,582
		122,881
Malta (0.0%)
BGP Holdings PLC (d)(e)	12,867,024	—
Netherlands (1.1%)
Corio N.V. REIT	183,603	7,986
Eurocommercial Properties N.V. CVA REIT	191,929	6,093
Vastned Retail N.V. REIT	3,303	148
Wereldhave N.V. REIT	34,175	2,269
		16,496
Norway (0.0%)
Norwegian Property ASA	595,231	732
Singapore (1.7%)
CapitaCommercial Trust REIT	1,714,000	1,394
CapitaLand Ltd.	8,120,000	13,835
CapitaMall Trust REIT	416,000	545
CapitaMalls Asia Ltd.	1,028,000	896
City Developments Ltd.	723,000	4,961
Keppel Land Ltd.	938,705	1,607
Suntec REIT	1,612,000	1,336
		24,574

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Sweden (0.6%)
Atrium Ljungberg AB, Class B	164,980	$1,756
Castellum AB	46,751	579
Fabege AB	101,669	796
Hufvudstaden AB, Class A	521,843	5,312
		8,443
Switzerland (0.8%)
PSP Swiss Property AG (Registered) (d)	118,666	9,930
Swiss Prime Site AG (Registered) (d)	27,173	2,041
		11,971
United Kingdom (6.2%)
Big Yellow Group PLC REIT	1,160,813	4,422
British Land Co., PLC REIT	1,623,298	11,660
Capital & Counties Properties PLC	529,552	1,518
Capital & Regional PLC (d)	3,736,945	1,843
Capital Shopping Centres Group PLC REIT	978,019	4,744
Derwent London PLC REIT	156,247	3,785
Development Securities PLC	338,808	789
Grainger PLC	1,915,024	3,182
Great Portland Estates PLC REIT	468,516	2,350
Hammerson PLC REIT	2,264,836	12,662
Land Securities Group PLC REIT	1,807,175	17,836
London & Stamford Property PLC	367,200	616
LXB Retail Properties PLC (d)	2,895,819	4,688
Metric Property Investments PLC REIT	1,343,883	1,774
Quintain Estates & Development PLC (d)	3,282,302	1,924
Safestore Holdings PLC	2,590,902	4,024
Segro PLC REIT	1,365,886	4,423
Shaftesbury PLC REIT	178,399	1,294
ST Modwen Properties PLC	2,027,392	3,558
Unite Group PLC	1,924,373	5,021
		92,113
United States (43.9%)
Acadia Realty Trust REIT	264,481	5,327
Apartment Investment & Management Co., Class A REIT	941,068	21,560
Ashford Hospitality Trust, Inc. REIT	327,820	2,623
Assisted Living Concepts, Inc., Class A	238,038	3,544
AvalonBay Communities, Inc. REIT	145,670	19,025
BioMed Realty Trust, Inc. REIT	67,400	1,219
Boston Properties, Inc. REIT	290,735	28,957
BRE Properties, Inc. REIT	119,020	6,008
Brookfield Office Properties, Inc.	1,327,226	20,758
Cabot Industrial Value Fund III, LP REIT (d)(e)(f)(g)	6,512	3,377
Camden Property Trust REIT	148,850	9,264
Capital Senior Living Corp. (d)	70,600	561
CommonWealth REIT	148,560	2,472
Coresite Realty Corp. REIT	87,330	1,556
Cousins Properties, Inc. REIT	1,100,345	7,053
CreXus Investment Corp. REIT	65,150	676
DCT Industrial Trust, Inc. REIT	1,020,670	5,226
Digital Realty Trust, Inc. REIT	38,980	2,599

	Shares	Value (000)
Douglas Emmett, Inc. REIT	61,590	$1,123
Equity Lifestyle Properties, Inc. REIT	179,821	11,992
Equity Residential REIT	958,941	54,688
Exeter Industrial Value Fund, LP REIT (d)(e)(f)(g)	1,860,000	1,644
Federal Realty Investment Trust REIT	84,364	7,656
Forest City Enterprises, Inc., Class A (d)	1,806,042	21,347
General Growth Properties, Inc. REIT	2,294,918	34,470
HCP, Inc. REIT	697,406	28,894
Health Care, Inc. REIT	108,790	5,932
Healthcare Realty Trust, Inc. REIT	963,177	17,905
Host Hotels & Resorts, Inc. REIT	2,775,662	40,997
Hudson Pacific Properties, Inc. REIT	219,970	3,115
KTR Industrial Fund II LP REIT (d)(e)(f)(g)	4,268,750	4,986
Kite Realty Group Trust REIT	66,590	300
Lexington Realty Trust REIT	27,020	202
Liberty Property Trust REIT	50,859	1,571
Mack-Cali Realty Corp. REIT	419,418	11,194
Omega Healthcare Investors, Inc. REIT	169,750	3,285
Parkway Properties, Inc. REIT	57,798	570
ProLogis, Inc. REIT	577,581	16,513
PS Business Parks, Inc. REIT	49,153	2,724
Public Storage REIT	186,765	25,112
Regency Centers Corp. REIT	855,711	32,192
Retail Opportunity Investments Corp. REIT	336,883	3,989
Senior Housing Properties Trust REIT	705,762	15,837
Simon Property Group, Inc. REIT	602,884	77,736
SL Green Realty Corp. REIT	10,670	711
Sovran Self Storage, Inc. REIT	22,459	958
STAG Industrial, Inc. REIT	93,080	1,068
Starwood Hotels & Resorts Worldwide, Inc.	754,175	36,178
Starwood Property Trust, Inc. REIT	343,820	6,364
Vornado Realty Trust REIT	463,101	35,594
Winthrop Realty Trust REIT	205,450	2,089
		650,741
Total Common Stocks (Cost $1,609,865)		1,430,755
Short-Term Investment (3.1%)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $45,225)	45,224,627	45,225
Total Investments (99.5%) (Cost $1,655,090)		1,475,980
Other Assets in Excess of Liabilities (0.5%)		7,790
Net Assets (100.0%)		$1,483,770

(a)  Comprised of securities in separate entities that are traded as a single stapled security.

(b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

(e)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $10,007,000, representing 0.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Security has been deemed illiquid at December 31, 2011.

(g)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Cabot Industrial Value Fund III, LP was acquired between 12/08 - 12/11 and has a current cost basis of approximately $3,256,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $1,860,000. KTR Industrial Fund II LP was acquired between 1/09 - 11/11 and has a current cost basis of $4,269,000. At December 31, 2011, these securities had an aggregate market value of approximately $10,007,000 representing 0.7% of net assets.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Commercial Financing	$7,040	$—	$—		$7,040
Diversified	523,519	—	—	†	523,519
Health Care	77,570	—	—		77,570
Industrial	35,561	—	10,007		45,568
Lodging/Resorts	79,798	—	—		79,798
Mixed Industrial/ Office	6,129	—	—		6,129
Office	162,937	—	—		162,937
Residential	186,580	—	—		186,580
Retail	307,098	—	—		307,098
Self Storage	34,516	—	—		34,516
Total Common Stocks	1,420,748	—	10,007		1,430,755
Short-Term Investment — Investment Company	45,225	—	—		45,225
Total Assets	$1,465,973	$—	$10,007		$1,475,980

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)
Beginning Balance	$4,343	†
Purchases	4,876
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	788
Realized gains (losses)	—
Ending Balance	$10,007	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$788

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Advantage Portfolio

The International Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-U.S. Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -1.31%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Ex-U.S. Index (the "Index"), which returned -13.71%.

Factors Affecting Performance

•  International equities declined 13.71% for the year (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market (which is not represented in the Index) outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The largest contributor to relative performance by far was exposure to the consumer staples sector, where the Portfolio had a significant overweight. Stock selection was also beneficial primarily because of strong performance from holdings within the food, beverage, and tobacco industry.

•  Stock selection in the utilities sector added value. The Portfolio's sole holding in the sector performed well.

•  A lack of exposure to the materials sector, which was the weakest-performing sector in the Index during the period, helped the Portfolio sidestep losses in the sector.

•  However, relative gains were somewhat offset by the health care sector, where stock selection and an underweight were negative influences. The Portfolio held only one stock, a generic drug maker based in Israel, and its performance was disappointing during the period.

•  The Portfolio's zero exposure to the energy sector and underweight in the telecommunication services sector also dampened relative results.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–1.31%	—	—	–1.40%
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–12.66
Lipper International Multi-Cap Growth Funds Index	–14.65	—	—	–13.61
Portfolio — Class H Shares w/o sales charges(4)	–1.57	—	—	–1.65
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–6.26	—	—	–6.30
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–12.66
Lipper International Multi-Cap Growth Funds Index	–14.65	—	—	–13.61
Portfolio — Class L Shares w/o sales charges(4)	–2.09	—	—	–2.17
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–12.66
Lipper International Multi-Cap Growth Funds Index	–14.65	—	—	–13.61
Portfolio — Class P Shares w/o sales charges(4)	–1.57	—	—	–1.66
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–12.66
Lipper International Multi-Cap Growth Funds Index	–14.65	—	—	–13.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	43.1%
Beverages	22.7
Food Products	13.0
Textiles, Apparel & Luxury Goods	7.8
Food & Staples Retailing	6.7
Road & Rail	6.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (91.8%)
Australia (2.8%)
QR National Ltd.	17,008	$59
Belgium (6.0%)
Anheuser-Busch InBev N.V.	2,076	127
Brazil (3.6%)
BM&F Bovespa SA	9,494	50
Natura Cosmeticos SA	1,418	27
		77
Canada (7.0%)
Brookfield Asset Management, Inc., Class A	2,548	70
Brookfield Infrastructure Partners LP	2,887	80
		150
China (15.8%)
China Merchants Holdings International Co., Ltd. (a)	26,991	78
Golden Eagle Retail Group Ltd. (a)	30,000	63
Hengan International Group Co., Ltd. (a)	5,500	52
New Oriental Education & Technology Group, Inc. ADR (b)	3,009	72
Tingyi Cayman Islands Holding Corp. (a)	12,000	37
Want Want China Holdings Ltd. (a)	35,000	35
		337
Denmark (3.8%)
DSV A/S	4,444	80
Finland (2.1%)
Kone Oyj, Class B	860	45
France (10.0%)
Christian Dior SA	442	52
Danone	947	60
Pernod-Ricard SA	1,104	102
		214
Germany (2.2%)
Adidas AG	732	48
Hong Kong (3.9%)
Sun Art Retail Group Ltd. (b)	66,500	83
Israel (2.5%)
Teva Pharmaceutical Industries Ltd. ADR	1,315	53
Italy (3.0%)
Prada SpA (a)(b)	13,900	63
Norway (2.3%)
Telenor ASA	2,995	49
Switzerland (9.3%)
Kuehne & Nagel International AG (Registered)	520	58
Nestle SA (Registered)	2,425	140
		198
United Kingdom (14.9%)
British American Tobacco PLC	1,027	49
Diageo PLC	5,306	116
Imperial Tobacco Group PLC	1,128	42
Reckitt Benckiser Group PLC	1,092	54
Tesco PLC	8,971	56
		317

	Shares	Value (000)
United States (2.6%)
Li & Fung Ltd. (a)	30,000	$56
Total Common Stocks (Cost $2,061)		1,956
Participation Notes (6.0%)
China (6.0%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21 (Cost $103)	4,180	129
Total Investments (97.8%) (Cost $2,164)		2,085
Other Assets in Excess of Liabilities (2.2%)		47
Net Assets (100.0%)		$2,132

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$345	$—	$—	$345
Distributors	56	—	—	56
Diversified Consumer Services	72	—	—	72
Diversified Financial Services	50	—	—	50
Diversified Telecommunication Services	49	—	—	49
Electric Utilities	80	—	—	80
Food & Staples Retailing	139	—	—	139
Food Products	272	—	—	272
Household Products	54	—	—	54
Machinery	45	—	—	45
Marine	58	—	—	58
Multiline Retail	63	—	—	63
Personal Products	79	—	—	79
Pharmaceuticals	53	—	—	53
Real Estate Management & Development	70	—	—	70
Road & Rail	139	—	—	139
Textiles, Apparel & Luxury Goods	163	—	—	163
Tobacco	91	—	—	91

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Advantage Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Transportation Infrastructure	$78	$—	$—	$78
Total Common Stocks	1,956	—	—	1,956
Participation Notes	—	129	—	129
Total Assets	$1,956	$129	$—	$2,085

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Equity Portfolio

The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -7.63%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI EAFE Index (the "Index"), which returned -12.14%.

Factors Affecting Performance

•  2011 ended with a whimper, with the Index falling 1.0% in December on low trading volumes, mainly due to local currency weakness against the dollar. This resulted in a +3.3% return in the Index for the quarter and brought the return for the year to -12.1%.

•  For the year, all cyclical sectors fared poorly: materials fell 23%, information technology declined 18%, industrials dropped 15% and consumer discretionary lost 14%. Both the health care (+5.7%) and consumer staples (+4.1%) sectors scraped out marginal gains for the year as their fortunes are less sensitive to macro-economics, which deteriorated as the euro zone crisis escalated from bank balance sheets to European government balance sheets, to affect credit creation worldwide. One rather surprising exception to the broad story of cyclical weakness was the oil price, partly due to continued political uncertainty in the Middle East, with the result that free cash flows and share prices have remained resilient in the energy sector.

•  For the year as a whole, the Portfolio solidly outperformed the Index, mainly due to strong performance from stock selection in consumer staples as well as from the Portfolio's bias to higher-quality, more resilient companies overall. Stock selection in utilities and materials also added value. In contrast, stock selection in industrials was the largest detractor from relative performance over the period.

Management Strategies

•  Even if there is no cataclysm in Europe, this year the world remains a dangerous place to invest. Much of the West is in the grip of massive balance sheet deleveraging, and is shedding assets, postponing spending decisions and hoarding cash in low-return investments. We know from the Japanese experience just how long a balance sheet recession can persist. The question for governments is how should or can they respond. Do they take the quasi-Keynesian approach adopted by the U.S. and U.K. and hope that foreigners remain holders or buyers of the rapidly expanding supply of government bonds? Or do they take the medicine the Austrian school demands and enforce fiscal discipline and austerity? The former risks sudden bond market or currency collapse, the latter ensures prolonged economic weakness. For now, the better route certainly seems the former as the U.S. and British bond markets show no sign of fragility.

•  The problem is that in a globalized world European financial retrenchment is impacting credit everywhere, not just in Europe. Global growth is already suffering and will continue to do so, including in China. At the same time Basel III regulations demand larger capital buffers for banks, stimulating deleveraging further. Ultimately, we worry that politicians will just find it preferable to agree that free-market finance does not work, and that they can do it better.

•  Finally, with all these uncertainties, we continue to believe that it is essential to focus on finding what we consider to be high-quality companies — companies with resilient sources of profit, that can generate high returns on their capital, with managements that invest for the long term — and to find the shares of these companies that are trading well below our assessment of fair value. These sorts of companies are in short supply, and just as the highest-quality corporate debt has rerated upwards we remain convinced that equity markets will put these sorts of companies on a pedestal. That the Portfolio remains at a very similar valuation to the broader Index despite the Portfolio's much superior quality suggests to us that there is much to look forward to, at least in terms of relative performance, even if the broader macroeconomic outlook is stormy.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–7.63%	–2.63%	5.72%	8.53%
MSCI EAFE Index	–12.14	–4.72	4.67	3.63
Lipper International Large-Cap Core Funds Index	–13.56	–4.96	3.91	5.76
Portfolio — Class P Shares w/o sales charges(5)	–7.83	–2.88	5.47	7.34
MSCI EAFE Index	–12.14	–4.72	4.67	3.55
Lipper International Large-Cap Core Funds Index	–13.56	–4.96	3.91	4.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index curently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	44.7%
Pharmaceuticals	10.5
Tobacco	8.8
Food Products	8.6
Insurance	7.9
Oil, Gas & Consumable Fuels	7.3
Commercial Banks	7.0
Electronic Equipment, Instruments & Components	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Australia (3.3%)
AMP Ltd.	8,865,258	$36,904
Orica Ltd.	283,556	7,030
Santos Ltd.	4,570,816	57,223
WorleyParsons Ltd.	1,044,786	27,431
		128,588
Canada (0.2%)
Encana Corp. (a)	463,338	8,591
China (0.2%)
AIA Group Ltd. (b)	2,748,100	8,580
France (8.1%)
ArcelorMittal	955,514	17,474
BNP Paribas SA	767,994	30,167
France Telecom SA	2,023,116	31,775
Legrand SA (a)	2,399,510	77,173
Sanofi	1,258,656	92,447
Societe Generale SA	683,722	15,225
Vallourec SA	784,957	50,959
		315,220
Germany (5.7%)
BASF SE	545,385	38,039
Bayer AG (Registered)	1,625,408	103,922
Continental AG (c)	331,320	20,624
SAP AG	367,774	19,444
Volkswagen AG (Preference)	253,383	37,959
		219,988
Ireland (1.6%)
CRH PLC	3,133,299	62,289
Italy (1.3%)
Eni SpA	2,414,222	50,025
Japan (23.5%)
Asatsu-DK, Inc. (a)	587,185	15,433
Astellas Pharma, Inc.	1,200,200	48,806
Hitachi Ltd. (a)	10,668,000	55,994
Hoya Corp.	3,314,100	71,389
Inpex Corp.	8,585	54,095
Keyence Corp.	167,010	40,272
Kyocera Corp.	442,500	35,586
Lawson, Inc. (a)	436,200	27,231
Mitsubishi Corp.	3,146,000	63,558
Mitsubishi Electric Corp.	5,093,000	48,832
Mitsubishi Estate Co., Ltd.	4,223,000	63,095
Mitsui OSK Lines Ltd.	2,015,391	7,803
MS&AD Insurance Group Holdings	1,148,800	21,284
NGK Spark Plug Co., Ltd.	4,147,000	51,454
Nitto Denko Corp.	398,900	14,273
NTT DoCoMo, Inc.	26,704	49,092
Sekisui House Ltd.	5,551,000	49,257
Sumitomo Mitsui Financial Group, Inc.	1,016,132	28,304
Sumitomo Mitsui Trust Holdings, Inc.	9,593,999	28,170

	Shares	Value (000)
Taiyo Nippon Sanso Corp.	1,279,000	$8,923
Tokyo Electron Ltd.	1,162,100	59,109
Toyota Motor Corp.	2,112,300	70,392
		912,352
Netherlands (5.8%)
Akzo Nobel N.V. (a)	1,195,031	57,783
Unilever N.V. CVA (a)	4,809,579	165,393
		223,176
Singapore (0.3%)
Singapore Telecommunications Ltd.	3,971,000	9,460
Switzerland (11.8%)
Holcim Ltd. (Registered) (c)	633,523	33,892
Nestle SA (Registered)	2,941,560	169,109
Novartis AG (Registered)	1,584,343	90,577
Roche Holding AG (Genusschein)	419,515	71,103
UBS AG (Registered) (c)	3,742,646	44,547
Zurich Financial Services AG (c)	207,082	46,848
		456,076
United Kingdom (34.4%)
Admiral Group PLC	2,927,419	38,734
Barclays PLC	12,006,832	32,827
BG Group PLC	2,152,513	46,014
BHP Billiton PLC	1,340,627	39,090
BP PLC	9,202,210	65,810
British American Tobacco PLC	3,693,699	175,273
Bunzl PLC	3,046,636	41,826
HSBC Holdings PLC	11,861,132	90,453
Imperial Tobacco Group PLC	4,376,251	165,490
Legal & General Group PLC	22,831,495	36,450
Lloyds Banking Group PLC (c)	115,225,790	46,356
Prudential PLC	8,504,785	84,333
Reckitt Benckiser Group PLC	2,777,257	137,156
Resolution Ltd.	9,042,212	35,303
Smiths Group PLC	3,290,048	46,752
SSE PLC	2,941,317	58,971
Travis Perkins PLC	2,761,904	34,121
Vodafone Group PLC	32,830,284	91,213
WM Morrison Supermarkets PLC	3,208,960	16,256
Xstrata PLC	3,398,366	51,616
		1,334,044
United States (1.6%)
Dr. Pepper Snapple Group, Inc. (a)	1,538,371	60,735
Total Common Stocks (Cost $3,818,622)		3,789,124
Short-Term Investments (5.0%)
Securities held as Collateral on Loaned Securities (2.6%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	75,901,428	75,901

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $3,260; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $3,325)	$3,260	$3,260
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $24,213; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $24,697)	24,213	24,213
		27,473
Total Securities held as Collateral on Loaned Securities (Cost $103,374)		103,374
	Shares
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $93,090)	93,089,502	93,090
Total Short-Term Investments (Cost $196,464)		196,464
Total Investments (102.8%) (Cost $4,015,086) Including $100,073 of Securities Loaned		3,985,588
Liabilities in Excess of Other Assets (-2.8%)		(110,183)
Net Assets (100.0%)		$3,875,405

(a)  All or a portion of this security was on loan at December 31, 2011.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

CVA  Certificaten Van Aandelen.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$72,078	$—	$—	$72,078
Automobiles	108,351	—	—	108,351
Beverages	60,735	—	—	60,735
Capital Markets	44,547	—	—	44,547
Chemicals	126,048	—	—	126,048
Commercial Banks	271,502	—	—	271,502
Construction Materials	96,181	—	—	96,181
Diversified Telecommunication Services	41,235	—	—	41,235
Electric Utilities	58,971	—	—	58,971
Electrical Equipment	126,005	—	—	126,005

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Electronic Equipment, Instruments & Components	$203,241	$—	$—	$203,241
Energy Equipment & Services	27,431	—	—	27,431
Food & Staples Retailing	43,487	—	—	43,487
Food Products	334,502	—	—	334,502
Household Durables	49,257	—	—	49,257
Household Products	137,156	—	—	137,156
Industrial Conglomerates	46,752	—	—	46,752
Insurance	308,436	—	—	308,436
Machinery	50,959	—	—	50,959
Marine	7,803	—	—	7,803
Media	15,433	—	—	15,433
Metals & Mining	108,180	—	—	108,180
Oil, Gas & Consumable Fuels	281,758	—	—	281,758
Pharmaceuticals	406,855	—	—	406,855
Real Estate Management & Development	63,095	—	—	63,095
Semiconductors & Semiconductor Equipment	59,109	—	—	59,109
Software	19,444	—	—	19,444
Tobacco	340,763	—	—	340,763
Trading Companies & Distributors	139,505	—	—	139,505
Wireless Telecommunication Services	140,305	—	—	140,305
Total Common Stocks	3,789,124	—	—	3,789,124
Short-Term Investments
Investment Company	168,991	—	—	168,991
Repurchase Agreements	—	27,473	—	27,473
Total Short-Term Investments	168,991	27,473	—	196,464
Total Assets	$3,958,115	$27,473	$—	$3,985,588

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Opportunity Portfolio

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies on an international basis with capitalization within the range of companies included in the MSCI All Country World Ex-U.S. Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -10.16%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Ex-U.S. Index (the "Index"), which returned -13.71%.

Factors Affecting Performance

•  International equities declined 13.71% for the year (as measured by the Index). Headwinds to the markets' progress included lackluster economic growth in the developed world, fears about a "hard landing" in China's economy, the worsening European debt crisis, political dysfunction in the U.S. and Europe, a tragic earthquake and tsunami in Japan, and social and political upheaval across the Middle East. Although corporate balance sheets and earnings in the U.S. and Europe remained strong throughout the year, waning investor confidence kept markets volatile. The U.S. market (which is not represented in the Index) outperformed those of Europe, Japan, and Asia ex-Japan, and developed market equities bested emerging market equities. (The performance of regional markets and developed and emerging markets is measured by their respective MSCI indexes.)

•  The largest contributor to relative performance was the consumer staples sector, as both an overweight and stock selection in the sector were favorable during the period. Holdings within the food, beverage, and tobacco industry contributed most to relative gains.

•  Stock selection and an underweight in the financials sector also aided relative performance. The Portfolio benefited from strong performance from a holding in a clearinghouse for over-the-counter (OTC) securities in Brazil and the lack of exposure to bank stocks, a group which performed poorly over the period.

•  Stock selection and an underweight in the utilities sector added value. The Portfolio's sole holding in the sector performed well.

•  Conversely, stock selection and an overweight in the consumer discretionary sector hampered relative returns. The largest detractors were holdings in a real estate developer in Brazil and a tutoring services provider in China.

•  Further dampening relative performance were stock selection and an underweight in the health care sector. The Portfolio held only one stock in this sector, a generic drug maker based in Israel, and its performance was disappointing during the period.

•  The Portfolio's underweight exposure to the energy sector also detracted from relative performance.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–10.16%	—	—	4.73%
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–3.22
Lipper International Multi-Cap Growth Index	–14.65	—	—	–2.59
Portfolio — Class H Shares w/o sales charges(4)	–10.30	—	—	4.49
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–14.56	—	—	1.62
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–3.22
Lipper International Multi-Cap Growth Index	–14.65	—	—	–2.59
Portfolio — Class L Shares w/o sales charges(4)	–10.81	—	—	3.95
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–3.22
Lipper International Multi-Cap Growth Index	–14.65	—	—	–2.59
Portfolio — Class P Shares w/o sales charges(4)	–10.33	—	—	4.47
MSCI All Country World Ex-U.S. Index	–13.71	—	—	–3.22
Lipper International Multi-Cap Growth Index	–14.65	—	—	–2.59

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 31, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.4%
Beverages	14.6
Internet Software & Services	8.9
Diversified Consumer Services	8.7
Road & Rail	6.0
Textiles, Apparel & Luxury Goods	5.7
Food & Staples Retailing	5.4
Leisure Equipment & Products	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (91.8%)
Australia (3.3%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	16,699	$—
Lynas Corp. Ltd. (a)	85,730	92
QR National Ltd.	29,226	102
		194
Belgium (3.4%)
Anheuser-Busch InBev N.V.	3,232	198
Brazil (7.1%)
BM&FBovespa SA	16,528	87
Brookfield Incorporacoes SA	42,967	114
CETIP SA - Balcao Organizado de Ativos e Derivativos	14,478	209
		410
Canada (6.3%)
Brookfield Asset Management, Inc., Class A	7,482	206
Brookfield Infrastructure Partners LP	5,635	156
		362
China (25.6%)
Baidu, Inc. ADR (a)	2,414	281
China Merchants Holdings International Co., Ltd. (d)	51,649	150
Golden Eagle Retail Group Ltd. (d)	97,000	205
Hengan International Group Co., Ltd. (d)	9,500	89
New Oriental Education & Technology Group, Inc. ADR (a)	11,240	270
Tencent Holdings Ltd. (d)	4,700	95
Wynn Macau Ltd. (d)	63,200	159
Xueda Education Group ADR (a)	51,295	179
Youku.com, Inc. ADR (a)	3,639	57
		1,485
Denmark (4.2%)
DSV A/S	13,619	244
France (4.0%)
Christian Dior SA	735	87
Pernod-Ricard SA	1,577	146
		233
Germany (3.7%)
Adidas AG	1,402	91
BASF SE	1,764	123
		214
Hong Kong (4.9%)
Minth Group Ltd.	68,000	64
Sun Art Retail Group Ltd. (a)	175,500	219
		283
India (1.6%)
MakeMyTrip Ltd. (a)	3,781	91
Israel (1.8%)
Teva Pharmaceutical Industries Ltd. ADR	2,564	104
Italy (2.6%)
Prada SpA (a)(d)	33,300	151
Japan (5.3%)
Universal Entertainment Corp.	11,100	307

	Shares	Value (000)
Korea, Republic of (0.9%)
MegaStudy Co., Ltd.	543	$52
Russia (1.4%)
Yandex N.V., Class A (a)	4,032	79
Switzerland (6.8%)
Kuehne & Nagel International AG (Registered)	1,228	138
Nestle SA (Registered)	2,139	123
Panalpina Welttransport Holding AG (Registered) (a)	1,320	135
		396
United Kingdom (4.5%)
Diageo PLC ADR	1,855	162
Tesco PLC	15,355	96
		258
United States (4.4%)
Greenlight Capital Re Ltd., Class A (a)	7,555	179
Li & Fung Ltd. (d)	42,000	78
		257
Total Common Stocks (Cost $5,181)		5,318
Convertible Preferred Stocks (0.8%)
China (0.0%)
Youku.com, Inc., Class A (a)(b)(c)	6	—	@
United States (0.8%)
Better Place, Inc. Series C (a)(b)(c)	10,721	49
Total Convertible Preferred Stocks (Cost $49)		49
Participation Notes (5.8%)
China (5.8%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21	3,060	94
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13	7,810	240
Total Participation Notes (Cost $242)		334
Short-Term Investment (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $72)	72,468	72
Total Investments (99.7%) (Cost $5,544)		5,773
Other Assets in Excess of Liabilities (0.3%)		19
Net Assets (100.0%)		$5,792

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $49,000, representing 0.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  Security trades on the Hong Kong exchange.

@  Value is less than $500.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$135	$—	$—		$135
Auto Components	64	—	—		64
Beverages	506	—	—		506
Capital Markets	209	—	—		209
Chemicals	123	—	—		123
Distributors	78	—	—		78
Diversified Consumer Services	501	—	—		501
Diversified Financial Services	87	—	—		87
Electric Utilities	156	—	—	†	156
Food & Staples Retailing	315	—	—		315
Food Products	123	—	—		123
Hotels, Restaurants & Leisure	159	—	—		159
Household Durables	114	—	—		114
Insurance	179	—	—		179
Internet & Catalog Retail	91	—	—		91
Internet Software & Services	512	—	—		512
Leisure Equipment & Products	307	—	—		307
Marine	138	—	—		138
Metals & Mining	92	—	—		92
Multiline Retail	205	—	—		205
Personal Products	89	—	—		89
Pharmaceuticals	104	—	—		104
Real Estate Management & Development	206	—	—		206
Road & Rail	346	—	—		346
Textiles, Apparel & Luxury Goods	329	—	—		329
Transportation Infrastructure	150	—	—		150
Total Common Stocks	5,318	—	—	†	5,318
Convertible Preferred Stocks	—	—	49		49
Participation Notes	—	334	—		334
Short-Term Investment —
Investment Company	72	—	—		72
Total Assets	$5,390	$334	$49	†	$5,773

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, securities with a total value of approximately $240,000 transferred from Level 1 to Level 2. At December 31, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Convertible Preferred Stock (000)
Beginning Balance	$—	†	$106
Purchases	—		49
Sales	—		(30)
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Change in unrealized appreciation (depreciation)	—		(76)
Realized gains (losses)	—		—
Ending Balance	$—	†	$49
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—		$(76)

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Real Estate Portfolio

The International Real Estate Portfolio (the "Portfolio") seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada).

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -19.92%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index (the "Index"), which returned -17.81%, and underperformed the MSCI EAFE Index, which returned -12.14%.

Factors Affecting Performance

•  The international real estate securities market declined 17.81% during the 12-month period ending December 31, 2011, as measured by the Index. International real estate securities posted modest gains in the first half of the year, but significantly declined in the third quarter on investor concerns about the European sovereign debt crisis and the risk of a hard landing scenario in China. Subsequently, real estate securities rallied significantly in October as concerns about these factors eased, but posted further declines in November and December.

•  Stock selection within the European regional portfolio contributed to performance, while the Asian portfolio detracted. Top-down global allocation was neutral. In Asia, the Portfolio benefited from the underweight to Singapore; this was offset by the negative impact of the underweight to Australia, the overweight to Hong Kong, and stock selection in Singapore. In Europe, the Portfolio benefited from the overweight to the U.K., stock selection within and the underweight to Germany, and the underweight to Austria; this was partially offset by relative losses from stock selection in the U.K.

Management Strategies

•  The MSIF International Real Estate Portfolio is comprised of two regional portfolios with a global allocation which weights the European and Asian regions based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2011, the Portfolio was overweight the Asian listed property sector and underweight the European listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan, as we believe these markets represent attractive valuation opportunities. The Hong Kong REOCs continued to trade at wide discounts to their net asset value (NAV), even after NAVs were modestly revised downward to reflect weakness in residential values and declines in rents/capital values for investment assets. The Japanese REOCs also continued to trade at wide discounts to NAV on continued uncertainty over prospects for underlying property fundamentals. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more stable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets, and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which maintain predominant exposure to secondary assets, which have weaker underlying property fundamentals. The Portfolio was underweight the Australian REIT sector on relative valuation.

•  In Europe, the Portfolio was overweight the U.K. and underweight the Continent. Valuations on the Continent ended the period trading at a meaningful discount to NAV based on reported NAVs, which only reflect marginal capital value declines since the start of the credit crisis. Valuations in the U.K. ended the period trading at a significant discount to

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

reported NAVs, which have partially recovered after experiencing significant declines in the two years to June 2009.

•  Key Asian markets (in particular Hong Kong and Singapore) had witnessed improvements in rents due to strong economies and tenant demand as well as low vacancy levels and limited new supply, but rents experienced some pullback in the second half of 2011 primarily due to uncertainty over global economic conditions. However, the lack of new supply (particularly in Hong Kong) is a key differentiating factor as compared to prior economic slowdowns in this region. Most Western markets (and Japan) have been slowly recovering (or bottoming) from significant declines in rents and occupancies but there are concerns regarding the pace of recovery due to economic weakness and risk of recession (particularly in Europe). Unlike previous real estate cycles, the key risk in these markets is not oversupply. Rather, the key issue is that many markets are close to cyclically high vacancy rates and prospects for a meaningful recovery of tenant demand remain lackluster, particularly as prospects for the global economy have become more uncertain. The expectation for an absence of material job growth also remains a significant concern, although this has been somewhat mitigated by limited new supply.

•  We continue to maintain strong conviction in our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks that offer exposure to the direct property markets at the best relative valuations. In certain market segments, there is a very wide discrepancy between private and public valuations, and relative to other public listed property markets, largely driven by negative sentiment. With regard to current portfolio positioning, we recognize that negative investor sentiment may persist and may impact portfolio performance in the short term, but our strong conviction is based on our fundamental analysis, and we remain committed to our long-term, value-oriented, bottom-up driven investment strategy.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index(1) and the MSCI EAFE Index(2)

	Period Ended December 31, 2011
	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(5)	–19.92%	–11.92%	9.59%	6.87%
FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index	–17.81	–8.75	9.02	4.45
MSCI EAFE Index	–12.14	–4.72	4.67	2.83
Portfolio — Class P Shares w/o sales charges(5)	–20.16	–12.14	9.31	6.61
FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index	–17.81	–8.75	9.02	4.45
MSCI EAFE Index	–12.14	–4.72	4.67	2.83

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

(1)  The FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index The FTSE EPRA/NAREIT Developed Ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on October 1, 1997.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	60.6%
Retail	17.2
Office	12.9
Residential	6.6
Other*	2.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.8%)
Australia (15.0%)
CFS Retail Property Trust REIT	1,266,914	$2,184
Commonwealth Property Office Fund REIT	475,540	465
Dexus Property Group REIT (Stapled Securities) (a)	1,998,155	1,696
Goodman Group REIT (Stapled Securities) (a)	3,221,987	1,878
GPT Group REIT (Stapled Securities) (a)	1,284,804	4,034
Mirvac Group REIT (Stapled Securities) (a)(b)	1,376,493	1,661
Stockland REIT (Stapled Securities) (a)(b)	1,053,578	3,438
Westfield Group REIT (Stapled Securities) (a)(b)	1,412,379	11,282
Westfield Retail Trust REIT	1,951,743	4,971
		31,609
Austria (0.2%)
Atrium European Real Estate Ltd.	84,777	386
Conwert Immobilien Invest SE	10,483	116
		502
Belgium (0.1%)
Befimmo SCA Sicafi REIT	3,727	243
China (7.3%)
China Overseas Land & Investment Ltd. (c)	3,936,240	6,579
China Resources Land Ltd. (c)	3,907,000	6,278
Guangzhou R&F Properties Co., Ltd., H Shares (c)	3,192,800	2,524
		15,381
Finland (0.6%)
Citycon Oyj	145,384	435
Sponda Oyj	207,133	836
		1,271
France (7.6%)
Fonciere Des Regions REIT	17,503	1,124
Gecina SA REIT	10,903	917
ICADE REIT	15,956	1,255
Klepierre REIT	91,589	2,613
Mercialys SA REIT	11,546	372
Societe de la Tour Eiffel REIT	5,952	296
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	5,777	560
Unibail-Rodamco SE REIT	49,538	8,906
		16,043
Germany (1.0%)
Alstria Office AG REIT	108,697	1,294
Deutsche Euroshop AG	9,093	292
Prime Office AG REIT (d)	100,504	565
		2,151
Hong Kong (27.6%)
Hang Lung Properties Ltd.	1,235,000	3,514
Henderson Land Development Co., Ltd.	739,882	3,677
Hongkong Land Holdings Ltd.	2,398,000	10,887
Hysan Development Co., Ltd.	1,126,432	3,698
Kerry Properties Ltd.	1,315,271	4,352
Link REIT (The)	184,000	678
New World Development , Ltd.	1,373,715	1,107
Sino Land Co., Ltd.	581,866	829
Sun Hung Kai Properties Ltd.	1,960,174	24,570

	Shares	Value (000)
Swire Pacific Ltd.	27,500	$332
Wharf Holdings Ltd.	1,008,117	4,556
		58,200
Italy (0.6%)
Beni Stabili SpA	2,566,643	1,149
Japan (18.1%)
Japan Real Estate Investment Corp. REIT	248	1,933
Mitsubishi Estate Co., Ltd.	944,000	14,104
Mitsui Fudosan Co., Ltd.	852,000	12,420
Nippon Building Fund, Inc. REIT	235	1,923
NTT Urban Development Corp.	187	128
Sumitomo Realty & Development Co., Ltd.	435,000	7,618
		38,126
Malta (0.0%)
BGP Holdings PLC (d)(e)	4,769,371	—
Netherlands (2.2%)
Corio N.V. REIT	52,286	2,274
Eurocommercial Properties N.V. CVA REIT	54,564	1,732
Wereldhave N.V. REIT	10,692	710
		4,716
Norway (0.1%)
Norwegian Property ASA	154,397	190
Singapore (3.3%)
CapitaCommercial Trust REIT	462,000	376
CapitaLand Ltd.	2,198,000	3,745
CapitaMall Trust REIT	143,000	187
CapitaMalls Asia Ltd.	319,000	278
City Developments Ltd.	227,000	1,557
Keppel Land Ltd.	258,247	442
Suntec REIT	516,000	428
		7,013
Sweden (1.2%)
Atrium Ljungberg AB, Class B	51,400	547
Castellum AB	15,468	192
Fabege AB	32,682	256
Hufvudstaden AB, Class A	151,829	1,545
		2,540
Switzerland (1.8%)
PSP Swiss Property AG (Registered) (d)	36,914	3,089
Swiss Prime Site AG (Registered) (d)	9,449	710
		3,799
United Kingdom (13.1%)
Big Yellow Group PLC REIT	354,374	1,350
British Land Co., PLC REIT	482,107	3,463
Capital & Counties Properties PLC	127,018	364
Capital & Regional PLC (d)	1,183,866	584
Capital Shopping Centres Group PLC REIT	287,906	1,396
Derwent London PLC REIT	47,090	1,141
Development Securities PLC	100,763	235
Grainger PLC	535,056	889
Great Portland Estates PLC REIT	149,269	749
Hammerson PLC REIT	667,748	3,733
Land Securities Group PLC REIT	541,273	5,342

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
London & Stamford Property PLC	111,300	$187
LXB Retail Properties PLC (d)	980,638	1,587
Metric Property Investments PLC REIT	413,082	545
Quintain Estates & Development PLC (d)	1,011,041	593
Safestore Holdings PLC	799,703	1,242
Segro PLC REIT	417,400	1,351
Shaftesbury PLC REIT	52,858	383
ST Modwen Properties PLC	614,687	1,079
Unite Group PLC	543,765	1,419
		27,632
Total Common Stocks (Cost $404,077)		210,565
Short-Term Investment (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $83)	82,920	83
Total Investments (99.8%) (Cost $404,160)		210,648
Other Assets in Excess of Liabilities (0.2%)		447
Net Assets (100.0%)		$211,095

(a)  Comprised of securities in separate entities that are traded as a single stapled security.

(b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  At December 31, 2011, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$127,551	$—	$—	†	$127,551
Industrial	3,229	—	—		3,229
Office	27,203	—	—		27,203
Residential	13,862	—	—		13,862
Retail	36,128	—	—		36,128
Self Storage	2,592	—	—		2,592
Total Common Stocks	210,565	—	—	†	210,565

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Short-Term Investment — Investment Company	$83	$—	$—		$83
Total Assets	$210,648	$—	$—	†	$210,648

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investment still held as of December 31, 2011	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

International Small Cap Portfolio

The International Small Cap Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -18.33%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the MSCI EAFE Small Cap Total Return Index (the "Index"), which returned -15.94%.

Factors Affecting Performance

•  2011 was an extraordinary year, punctuated by uprisings in the Middle East and North Africa, a tsunami in Japan and floods in Australia and Thailand. Besides the tragic human cost, these events added to the volatility of the macro data and uncertainty for investors. Most equity markets peaked in April or May and thereafter lost ground, as the focus on the euro zone debt crisis intensified and investors were whipsawed by concerns about European politics, together with increasing uncertainty over the Chinese economy and falling commodity prices. A brief respite in October saw markets rebounding on the back of better economic data in the U.S. and some tentative progress on the European debt crisis. A surprise proposal by the Greek prime minister to call a referendum, however, and political crisis in Italy duly sent the markets back into sharply negative territory. The year ended on a modestly more positive note but, despite some solidly good corporate earnings, 2011 was characterized by political dysfunction and uncertainty.

•  For the year as a whole, international small cap equities underperformed their large cap counterparts, with the MSCI EAFE Small Cap Index declining 15.9% compared with a 12.1% fall in the MSCI EAFE Index. Currencies continued to influence returns. The U.S. dollar rose against the euro over the year (+3.4%) whilst concerns about China's economy and commodity prices drove a 5.2% decline in the Australian dollar over the quarter but left it flat for the year. The reverse was true for the Japanese yen, which was flat on the quarter but appreciated 5.1% against the U.S. dollar over the year. In local currency terms, the MSCI EAFE Small Cap Index fell 16.5% compared with a 15.9% decline in U.S. dollars terms.

•  The Asia Pacific region closed the year strongly but this did not stop Hong Kong and Australia underperforming for the full year (-26.2% and -17.3%, respectively). In contrast, Japan, the best-performing country over the full year (-3.9%), lagged in the final quarter (-4.8%) as it failed to fully participate in the October rally. Europe saw a huge dispersion of returns in both the fourth quarter and over the year. The Nordic countries led the way in the final quarter (+7.8%), driven by Sweden (+13.0%), but declined 22.7% for the full year, dragged down by Finland (-33.9%) and Norway (-28.0%). The U.K. proved to be one of the more resilient markets for the full year (-12.4%). Of the "core" euro zone markets, all underperformed sharply for the full year, outdone only by the "peripheral" euro zone markets. Greece and Portugal, the main laggards, fell 57.8% and 39.1%, for the year, respectively.

•  At a sector level, defensives outperformed (utilities +2.3%, consumer staples -4.0%, and health care -11.0%). Energy and materials fell hardest (-24.9% and -20.2%, respectively), followed by information technology (-19.8%) and financials (-16.9%).

•  The Portfolio's performance fluctuated with the market's sharp moves during the year. For the year as a whole, the Portfolio's country and sector positioning worked well — namely its overweight to Japan and underweight to Europe, as well as its defensive sector bias, with an overweight to consumer staples and underweights to materials, energy, and IT. Strong stock selection from energy, materials, and financials, however, was offset by the sharp sell-off in the Portfolio's holding in a U.K. food manufacturer, together with weak stock selection in the industrials, IT and consumer discretionary sectors.

Management Strategies

•  We have opportunistically been using the market weakness to gingerly start to build positions in a number of high-quality cyclicals. We believe these stocks are typically discounting recessionary conditions. A number of the new stocks are back at

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Small Cap Portfolio

or below the prices that we were last able to purchase them in 2009. A lot is discounted in our view. We are still, on balance, slightly overweight defensives in the Portfolio but this is likely to slowly reverse over coming weeks and months, subject to market conditions and, of course, valuations. To fund these new purchases, we have continued to take profits on some of the Japanese financials and consumer discretionary names that have performed strongly, and on some of our U.K., Italian and Spanish consumer staples and health care names.

•  What is priced into international small caps? Simply put, a lot of bad news. Risk aversion is high, as evident by the speed and sharpness of the response to any modicum of positive news. Our investment universe has swelled to unprecedented levels and many high-quality, large-cap names that typically only appear in our screens in extreme conditions are back. They last visited us in the first quarter of 2009. It was right to buy them then. It feels right to buy them now, especially when we believe some of these companies are demonstrably stronger than in 2009.

•  It has been disappointing that we have not preserved capital in the Portfolio in 2011. This is at odds with our long-term performance history but does not reflect any change in our value philosophy or process. What was different in 2011 was that stocks did not get expensive before they got cheap and value did not prove a support. This differs from 2000 and 2008. Then our value discipline took us out of the expensive stocks/sectors into the cheapest/least in favor names and these preserved capital. In 2011, we took significant profits from stronger-performing cyclicals during the first quarter but we believed there was still a solid amount of value left in other quality cyclicals. In most instances, these companies went on to deliver or exceed our expectations for profit growth. Market anxiety, however, driven primarily by uncertainty over the European political environment, simply de-rated these stocks. Defensives were starting to nudge into attractive territory in March and April last year and we went modestly overweight. The Portfolio mainly owned attractively valued, high-quality consumer staples and health care companies in Europe, as the Japanese equivalents were expensive. Yet it was the Japanese that helped preserve capital relative to the market and the European 'defensive' sectors barely lived up to their label.

•  There is a lot for the market to contend with in the coming months and there will be no quick fixes. With expectations and valuations so low, however, only a modicum of a plan and a sticking plaster of cohesion are required to allow equities to rise. With international small cap valuations at such depressed levels, some 52% below their average price-to-book, we believe any sustained rally will see small caps take the lead. Their strong cyclical bias should see to that. The Portfolio is currently valued at just 0.9 times price-to-book for companies that have historically delivered an average return on equity of 17%. If history is our guide, valuations do not stay here for long. The Chinese Year of the Dragon is considered a year of prosperity. We will do our best to seek that outcome.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

International Small Cap Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/Mid-Cap Value Funds Average(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–18.33%	–6.39%	6.45%	8.29%
MSCI EAFE Small Cap Total Return Index	–15.94	–4.14	9.01	4.93
Lipper International Small/Mid-Cap Value Funds Average	–17.73	–3.11	8.43	7.95
Portfolio — Class P Shares w/o sales charges(5)	–18.56	—	—	6.25
MSCI EAFE Small Cap Total Return Index	–15.94	—	—	12.11
Lipper International Small/Mid-Cap Value Funds Average	–17.73	—	—	15.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002. Returns, including periods prior to January 31, 2002, are calculated using the return data of the MSCI EAFE Small Cap Index through January 30, 2002 and the return data of the MSCI EAFE Small Cap Total Return Index since January 31, 2002. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Small/Mid-Cap Value Funds Average tracks the performance of all funds in the Lipper International Small/Mid-Cap Value Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper International Small/Mid-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 15, 1992.

(5)  Commenced offering on October 21, 2008.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	74.1%
Machinery	11.1
Commercial Banks	7.8
Media	7.0
Total Investments	100.0	%**

*  Industries representing less than 5% of total investments.

**  Does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $38,000.

2011 Annual Report

December 31, 2011

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Australia (5.2%)
Alesco Corp. Ltd.	918,224	$1,085
Boart Longyear Ltd.	942,066	2,679
Dart Energy Ltd. (a)	848,074	312
Infomedia Ltd.	5,151,856	1,133
Myer Holdings Ltd.	1,435,161	2,840
Navitas Ltd.	600,347	2,149
SAI Global Ltd.	668,321	3,076
WHK Group Ltd.	2,698,597	2,277
		15,551
Austria (1.2%)
Atrium European Real Estate Ltd.	788,077	3,584
China (1.2%)
EVA Precision Industrial Holdings Ltd. (b)	15,342,000	3,714
Denmark (4.1%)
ALK-Abello A/S	30,352	1,696
Jyske Bank A/S (Registered) (a)	98,179	2,410
Royal Unibrew A/S	31,990	1,791
SimCorp A/S	15,105	2,307
Sydbank A/S	249,485	3,914
		12,118
Finland (2.3%)
Konecranes Oyj	144,621	2,721
Ramirent Oyj	106,505	758
Rautaruukki Oyj	270,464	2,491
Stora Enso Oyj, Class R	125,228	750
		6,720
France (3.7%)
Alten Ltd.	55,745	1,312
Euler Hermes SA	74,210	4,394
Eurofins Scientific	53,736	3,918
Sa des Ciments Vicat	21,328	1,220
		10,844
Germany (4.7%)
Draegerwerk AG & Co. KGaA (Preference)	43,612	3,539
GEA Group AG	68,755	1,944
Gerresheimer AG	47,169	1,966
Kontron AG	400,752	2,626
Rheinmetall AG	86,324	3,825
		13,900
Hong Kong (5.3%)
AMVIG Holdings Ltd.	6,255,000	3,318
China High Precision Automation Group Ltd.	7,461,000	2,580
Pacific Basin Shipping Ltd.	7,050,000	2,823
Real Nutriceutical Group Ltd.	5,333,000	1,744
Techtronic Industries Co.	2,612,000	2,687
Xinyi Glass Holdings Ltd.	4,228,000	2,428
		15,580

	Shares	Value (000)
Ireland (2.9%)
FBD Holdings PLC	206,940	$1,741
Kerry Group PLC, Class A	140,411	5,140
United Drug PLC	629,634	1,671
		8,552
Italy (3.2%)
Azimut Holding SpA	300,791	2,412
Brembo SpA	221,207	1,895
Prysmian SpA	259,398	3,221
Recordati SpA	253,772	1,835
		9,363
Japan (32.9%)
Asahi Diamond Industrial Co., Ltd.	263,800	3,187
Daibiru Corp.	768,900	4,835
Disco Corp.	42,700	2,227
Fuji Machine Manufacturing Co., Ltd.	256,000	4,570
Fuji Media Holdings, Inc.	3,088	4,682
Fuyo General Lease Co., Ltd.	130,200	4,476
Jaccs Co., Ltd.	1,455,000	4,348
Japan Securities Finance Co., Ltd.	709,592	3,208
K's Holdings Corp.	185,900	7,366
Maeda Corp.	219,000	802
Miraial Co., Ltd.	165,300	2,208
Mitsui Mining & Smelting Co., Ltd.	889,000	2,298
Mitsui OSK Lines Ltd.	671,000	2,598
Ohara, Inc.	322,600	3,328
Sawada Holdings Co., Ltd. (a)	424,100	3,774
Sumitomo Mitsui Trust Holdings, Inc.	1,285,000	3,773
THK Co., Ltd.	115,400	2,274
TOC Co., Ltd.	911,500	4,145
Toei Animation Co., Ltd.	207,800	4,698
Tokyo Tomin Bank Ltd. (The)	583,881	7,108
Toyota Industries Corp.	130,100	3,541
Tsutsumi Jewelry Co., Ltd.	124,400	2,942
TV Asahi Corp.	2,574	4,244
Yachiyo Bank Ltd. (The)	256,100	6,082
Yamaha Motor Co., Ltd.	362,300	4,585
		97,299
Netherlands (1.7%)
Nutreco N.V.	78,711	5,179
New Zealand (0.8%)
Fisher & Paykel Healthcare Corp., Ltd.	1,244,700	2,441
Norway (3.6%)
Pronova BioPharma A/S (a)	1,276,722	1,673
Schibsted ASA	30,488	759
Storebrand ASA	924,791	4,809
TGS Nopec Geophysical Co. ASA	156,887	3,476
		10,717
Spain (1.9%)
Antena 3 de Television SA	364,751	2,195
Grifols SA (a)	132,678	2,232

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Small Cap Portfolio

	Shares	Value (000)
Spain (cont'd)
Grifols SA, Class B (a)	13,121	$143
Miquel y Costas & Miquel SA	43,696	1,046
		5,616
Sweden (1.2%)
Clas Ohlson AB, Class B	159,545	1,866
Trelleborg AB, Class B	189,435	1,645
		3,511
Switzerland (4.0%)
Bucher Industries AG (Registered)	22,732	3,974
Kuoni Reisen Holding AG (Registered) (a)	18,844	4,514
Rieter Holding AG (Registered) (a)	22,414	3,367
		11,855
Thailand (2.0%)
Miclyn Express Offshore Ltd.	2,942,411	5,959
United Kingdom (15.0%)
Aegis Group PLC	675,588	1,515
Bodycote PLC	717,276	2,927
Britvic PLC	1,008,099	5,036
Bunzl PLC	247,012	3,391
Chemring Group PLC	384,108	2,385
Cookson Group PLC	532,638	4,210
CVS Group PLC	1,021,311	1,634
Dairy Crest Group PLC	414,890	2,165
Hammerson PLC REIT	251,597	1,407
Hiscox Ltd.	276,392	1,603
Invensys PLC	869,097	2,848
Keller Group PLC	280,471	1,161
Premier Foods PLC (a)	11,684,930	1,054
Premier Oil PLC (a)	277,617	1,565
Rexam PLC	451,862	2,476
SIG PLC	2,338,415	3,051
Smurfit Kappa Group PLC (a)	793,384	4,798
Wincanton PLC (a)	1,221,861	1,186
		44,412
United States (0.9%)
Informa PLC	484,767	2,720
Total Common Stocks (Cost $359,137)		289,635
Short-Term Investment (3.1%)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $9,221)	9,220,550	9,221
Total Investments (100.9%) (Cost $368,358) (c)		298,856
Liabilities in Excess of Other Assets (-0.9%)		(2,703)
Net Assets (100.0%)		$296,153

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Securities are available for collateral in connection with open foreign currency exchange contracts.

REIT  Real Estate Investment Trust.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank London
	JPY	440,000	$5,716	1/4/12	USD	5,685	$5,685	$(31)
State Street Bank London
	JPY	66,000	858	2/3/12	USD	851	851	(7)
			$6,574				$6,536	$(38)

JPY  —  Japanese Yen

USD  —  United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,385	$—	$—	$2,385
Air Freight & Logistics	1,186	—	—	1,186
Auto Components	7,864	—	—	7,864
Automobiles	4,585	—	—	4,585
Beverages	6,827	—	—	6,827
Biotechnology	2,375	—	—	2,375
Capital Markets	6,186	—	—	6,186
Chemicals	3,328	—	—	3,328
Commercial Banks	23,287	—	—	23,287
Commercial Services & Supplies	2,277	—	—	2,277
Construction & Engineering	4,642	—	—	4,642
Construction Materials	1,220	—	—	1,220
Consumer Finance	4,348	—	—	4,348
Containers & Packaging	10,592	—	—	10,592
Diversified Consumer Services	2,149	—	—	2,149
Diversified Financial Services	7,684	—	—	7,684
Electrical Equipment	3,221	—	—	3,221

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

International Small Cap Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Electronic Equipment, Instruments & Components	$—	$2,580	$—	$2,580
Energy Equipment & Services	9,435	—	—	9,435
Food Products	13,538	—	—	13,538
Health Care Equipment & Supplies	5,980	—	—	5,980
Health Care Providers & Services	3,305	—	—	3,305
Hotels, Restaurants & Leisure	4,514	—	—	4,514
Household Durables	2,687	—	—	2,687
Industrial Conglomerates	8,035	—	—	8,035
Information Technology Services	1,312	—	—	1,312
Insurance	12,547	—	—	12,547
Life Sciences Tools & Services	5,884	—	—	5,884
Machinery	33,171	—	—	33,171
Marine	5,421	—	—	5,421
Media	20,813	—	—	20,813
Metals & Mining	4,789	—	—	4,789
Multiline Retail	2,840	—	—	2,840
Oil, Gas & Consumable Fuels	1,877	—	—	1,877
Paper & Forest Products	1,796	—	—	1,796
Personal Products	1,744	—	—	1,744
Pharmaceuticals	5,204	—	—	5,204
Professional Services	3,076	—	—	3,076
Real Estate Investment Trusts (REITs)	1,407	—	—	1,407
Real Estate Management & Development	12,564	—	—	12,564
Semiconductors & Semiconductor Equipment	7,061	—	—	7,061
Software	3,440	—	—	3,440
Specialty Retail	12,174	—	—	12,174
Trading Companies & Distributors	8,285	—	—	8,285
Total Common Stocks	287,055	2,580	—	289,635
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investment — Investment Company	$9,221	$—	$—	$9,221
Total Assets	296,276	2,580	—	298,856
Liabilities:
Foreign Currency Exchange Contracts	—	(38)	—	(38)
Total	$296,276	$2,542	$—	$298,818

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, a security with a total value of approximately $2,580,000 transferred from Level 1 to Level 2. This security was valued using other significant observable inputs at December 31, 2011 and was valued using an unadjusted quoted price at December 31, 2010.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	(12)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	12
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Select Global Infrastructure Portfolio

The Select Global Infrastructure Portfolio (the "Portfolio") seeks to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.95%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 13.75%, and outperformed the S&P Global BMI Index, which returned -7.72%.

Factors Affecting Performance

•  Infrastructure shares appreciated 13.75% during the period, as measured by the Index. Among the major infrastructure sectors, the gas midstream, pipeline companies, and transmission and distribution sectors exhibited relative outperformance, while the toll road, European regulated utilities, and communications sectors underperformed the Index. Gas distribution utilities performed in line with the Index for the year. Among the smaller sectors, the water sector exhibited modest relative underperformance, and the ports and airport sectors exhibited meaningful relative underperformance.

•  For full-year 2011, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation, with bottom-up stock selection being the more significant driver of outperformance. From a bottom-up perspective, stock selection was particularly favorable in the toll roads, European regulated utilities and gas distribution utilities sectors, and indeed stock selection in all sectors was favorable or neutral aside from slight underperformance in the communications sector. From a top-down perspective, our positioning was favorable in all sectors except for underweights to the gas midstream and transmission and distribution sectors.

•  Concerning the broader equity markets, 2011 was characterized by significant equity market (and credit market outside North America) volatility brought on by investor uncertainty over the health of credit/lending markets, national banking systems, and government fiscal balance sheets across the globe, and the potential for credit market and balance sheet weakness to put significant pressure on various national economies. While no region was spared entirely, the U.S. equity markets outperformed their regional counterparts, with meaningful declines in European and the Asia Pacific stock markets.

•  Despite broader macroeconomic uncertainty, operating trends within infrastructure remained quite resilient in 2011 and were the primary cause for infrastructure stock outperformance relative to the broader global equity markets, as measured by the MSCI World Index. Favorable operating fundamentals spanned most infrastructure sectors in 2011 but were most readily apparent in the energy infrastructure category in North America, where the buildout of new long-haul pipelines for crude oil transportation and gathering and processing networks associated with natural gas and natural gas liquids (NGLs) continues to be robust. Backlog for projects associated with this area of infrastructure extends out for the next several years, and the medium- to longer-term attractiveness of this sector was underscored by a number of merger and acquisition (M&A) transactions that occurred within the sector in 2011. Another area of robust growth in 2011 was communications, where wireless phone providers struggled to keep up with the ever-increasing demand brought on by incremental smartphone usage. While this increased demand did not translate into stock outperformance for our wireless tower companies in the past year, this incremental demand has only reinforced what is already a multi-year backlog of equipment enhancements and new tower builds needed to meet wireless carrier needs. It is worth pointing out that despite significant share price underperformance in 2011 of companies in the ports and airport infrastructure sectors, operating trends even for these companies were favorable, with most companies reporting year over year volume growth and price/tariff increases.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects. Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the communications, gas distribution, toll roads, and pipeline companies sectors, and an underweighting to companies in the transmission and distribution, gas midstream, and European regulated utilities sectors.

•  Looking toward 2012, we are most positive regarding our positions in Asia in the utility (particularly gas distribution) and toll road sectors, which we believe have the most favorable risk-return characteristics in our investment universe and possess a compelling combination of meaningful discounts to intrinsic value and strong growth outlooks. We believe operating results for companies in these two sectors should remain favorable despite the potential for a more moderate growth trajectory in China. We are also favorable on companies within the communications sector, which while trading at more modest discounts than our overweight positions in Asia, in our view, continue to possess very resilient secular fundamental trends and may produce sustainable cash flow growth that is not currently fully reflected in share prices. For energy infrastructure, while we believe fundamental trends will remain strong in the coming year, we are more cautious on valuations, in particular in the midstream sector, where we believe near-term valuation levels are stretched relative to historical levels. Due to these stretched near-term valuation levels and operating fundamentals that are more sensitive to volume and end-product pricing relative to the pipeline sector, our preference is to favor pipelines. For electricity transmission and distribution and gas distribution utilities in North America, we find current valuations less favorable, but acknowledge the appeal of these companies among certain investors looking for safety in an uncertain macroeconomic environment. Finally, we expect to remain selective in the European regulated utility sector due to ongoing regulatory risk, in particular for those utilities in continental Europe.

*  Minimum Investment

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	15.95%	—	—	16.57%
Dow Jones Brookfield Global Infrastructure IndexSM	13.75	—	—	15.80
S&P Global BMI Index	–7.72	—	—	1.77

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Select Global Infrastructure Portfolio

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class H Shares w/o sales charges(4)	15.67%	—	—	16.29%
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	10.17	—	—	11.94
Dow Jones Brookfield Global Infrastructure IndexSM	13.75	—	—	15.80
S&P Global BMI Index	–7.72	—	—	1.77
Portfolio — Class L Shares w/o sales charges(4)	15.12	—	—	15.73
Dow Jones Brookfield Global Infrastructure IndexSM	13.75	—	—	15.80
S&P Global BMI Index	–7.72	—	—	1.77
Portfolio — Class P Shares w/o sales charges(4)	15.67	—	—	16.29
Dow Jones Brookfield Global Infrastructure IndexSM	13.75	—	—	15.80
S&P Global BMI Index	–7.72	—	—	1.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on September 20, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	49.0%
Transmission & Distribution	16.1
Communications	14.7
Other*	13.6
Toll Roads	6.6
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Select Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (96.6%)
Australia (4.6%)
APA Group (Stapled Securities) (a)(b)	17,400	$80
Australian Infrastructure Fund (Stapled Securities) (a)(b)	6,500	13
DUET Group (Stapled Securities) (a)(b)	38,860	70
Macquarie Atlas Roads Group (Stapled Securities) (a)(c)	13,400	18
Spark Infrastructure Group	44,914	63
Sydney Airport (Stapled Securities) (a)	50,700	138
Transurban Group (Stapled Securities) (a)	37,200	214
		596
Brazil (0.7%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	1,600	89
Canada (13.5%)
Enbridge, Inc.	19,569	731
TransCanada Corp.	23,100	1,010
		1,741
China (13.5%)
Beijing Enterprises Holdings Ltd. (d)	126,000	756
China Gas Holdings Ltd. (d)	1,030,000	474
China Merchants Holdings International Co., Ltd. (d)	28,601	83
ENN Energy Holdings Ltd. (d)	44,000	141
Jiangsu Expressway Co., Ltd. H Shares (d)	188,000	173
Sichuan Expressway Co. Ltd. H Shares (d)	281,000	113
		1,740
France (3.5%)
Eutelsat Communications SA	735	29
SES SA	17,815	427
		456
Hong Kong (2.4%)
Hong Kong & China Gas Co., Ltd.	133,100	309
Italy (3.8%)
Atlantia SpA	4,888	78
Snam Rete Gas SpA	50,099	221
Societa Iniziative Autostradali e Servizi SpA	25,890	195
		494
Japan (0.4%)
Tokyo Gas Co., Ltd.	12,000	55
Netherlands (1.1%)
Koninklijke Vopak N.V.	2,595	137
Spain (3.5%)
Abertis Infraestructuras SA	11,022	176
Enagas SA	4,647	86
Ferrovial SA	9,160	111
Red Electrica Corp. SA	1,726	74
		447
Switzerland (0.4%)
Flughafen Zuerich AG (Registered)	168	58

	Shares	Value (000)
United Kingdom (11.5%)
National Grid PLC	121,294	$1,177
Pennon Group PLC	5,300	59
Severn Trent PLC	5,900	137
United Utilities Group PLC	12,700	120
		1,493
United States (37.7%)
AGL Resources, Inc.	1,680	71
American Tower Corp., Class A	12,640	758
American Water Works Co., Inc.	6,300	201
CenterPoint Energy, Inc.	15,620	314
Crown Castle International Corp. (c)	9,690	434
Enbridge Energy Management LLC (c)	7,155	249
ITC Holdings Corp.	4,280	325
Kinder Morgan Management LLC (c)	2,608	205
NiSource, Inc.	8,680	207
Northeast Utilities	7,600	274
Northwest Natural Gas Co.	570	27
NSTAR	1,780	84
Oneok, Inc.	2,330	202
Pepco Holdings, Inc.	3,280	67
PG&E Corp.	3,310	136
SBA Communications Corp., Class A (c)	5,540	238
Sempra Energy	8,180	450
Southwest Gas Corp.	1,660	70
Spectra Energy Corp.	18,390	565
		4,877
Total Common Stocks (Cost $11,025)		12,492
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $361)	361,322	361
Total Investments (99.4%) (Cost $11,386)		12,853
Other Assets in Excess of Liabilities (0.6%)		81
Net Assets (100.0%)		$12,934

(a)  Comprised of securities in separate entities that are traded as a single stapled security.

(b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(c)  Non-income producing security.

(d)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Select Global Infrastructure Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$209	$—	$—	$209
Communications	1,886	—	—	1,886
Diversified	495	—	—	495
Oil & Gas Storage & Transportation	6,295	—	—	6,295
Ports	83	—	—	83
Toll Roads	854	—	—	854
Transmission & Distribution	2,064	—	—	2,064
Water	606	—	—	606
Total Common Stocks	12,492	—	—	12,492
Short-Term Investment — Investment Company	361	—	—	361
Total Assets	$12,853	$—	$—	$12,853

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Advantage Portfolio

The Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.33%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 2.64%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. This helped large-cap stocks outperform mid- and small-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Stock selection and an overweight in the consumer discretionary sector were the most additive to relative returns. Leading contributors in the sector were a coffee retailer, a cosmetics company, and a restaurant company that owns several global fast food brands.

•  Stock selection and an underweight technology were beneficial to performance. Holdings in a personal computer, mobile communications, and media devices manufacturer, a communications equipment maker, and an Internet search and online services provider bolstered relative performance.

•  An overweight in the consumer staples sector also aided relative performance, although stock selection in the sector slightly detracted.

•  Stock selection in the financial services sector diminished relative gains. Holdings in a global property, power, and infrastructure asset management company based in Canada (not represented in the Index) and a holding company with subsidiaries in a variety of industries including financial services were among the largest detractors in the sector.

•  Stock selection in the producer durables sector was also unfavorable, due to lagging returns from a Hong Kong-based global consumer goods exporter and an energy and waste services company.

•  Additionally, stock selection in the health care sector detracted from relative performance. The Portfolio held only two stocks in the sector and both declined during the period.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	5.33%	—	—	4.73%
Russell 1000® Growth Index	2.64	—	—	3.09
Lipper Large-Cap Growth Funds Index	–2.90	—	—	0.33
Portfolio — Class H Shares w/o sales charges(4)	5.06	—	—	4.49
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	0.08	—	—	3.04
Russell 1000® Growth Index	2.64	—	—	3.09
Lipper Large-Cap Growth Funds Index	–2.90	—	—	0.33
Portfolio — Class L Shares w/o sales charges(4)	5.19	—	—	4.53
Russell 1000® Growth Index	2.64	—	—	3.09
Lipper Large-Cap Growth Funds Index	–2.90	—	—	0.33
Portfolio — Class P Shares w/o sales charges(4)	5.07	—	—	16.05
Russell 1000® Growth Index	2.64	—	—	13.66
Lipper Large-Cap Growth Funds Index	–2.90	—	—	9.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares commenced offering on May 21, 2010. Performance for Class H shares has been restated to reflect the Portfolio's applicable sales charge.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	53.1%
Commercial Services	11.2
Diversified Retail	9.5
Restaurants	8.8
Computer Technology	6.2
Beverage: Soft Drinks	6.0
Foods	5.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (94.4%)
Alternative Energy (1.6%)
OGX Petroleo e Gas Participacoes SA (Brazil) (a)	18,506	$135
Beverage: Brewers & Distillers (2.5%)
Anheuser-Busch InBev N.V. ADR	3,539	216
Beverage: Soft Drinks (5.9%)
Coca-Cola Co. (The)	1,776	124
Dr. Pepper Snapple Group, Inc.	4,759	188
PepsiCo, Inc.	2,863	190
		502
Commercial Services (11.2%)
eBay, Inc. (a)	10,873	330
Intertek Group PLC (United Kingdom)	7,283	230
Leucadia National Corp.	4,761	108
Weight Watchers International, Inc.	5,044	278
		946
Communications Technology (4.6%)
Motorola Solutions, Inc.	8,335	386
Computer Services, Software & Systems (4.9%)
Google, Inc., Class A (a)	644	416
Computer Technology (6.2%)
Apple, Inc. (a)	1,291	523
Consumer Lending (3.8%)
Berkshire Hathaway, Inc., Class B (a)	2,720	207
CME Group, Inc.	484	118
		325
Cosmetics (1.8%)
Natura Cosmeticos SA (Brazil)	8,022	156
Diversified Manufacturing Operations (1.4%)
Danaher Corp.	2,547	120
Diversified Materials & Processing (2.7%)
Schindler Holding AG (Switzerland)	1,969	229
Diversified Media (1.5%)
McGraw-Hill Cos., Inc. (The)	2,750	124
Diversified Retail (9.5%)
Amazon.com, Inc. (a)	1,870	324
Costco Wholesale Corp.	2,443	203
Fastenal Co.	3,247	142
McDonald's Corp.	1,307	131
		800
Financial Data & Systems (1.4%)
MSCI, Inc., Class A (a)	3,595	118
Foods (5.2%)
Nestle SA ADR (Switzerland)	3,924	226
Sara Lee Corp.	11,262	213
		439
Pharmaceuticals (4.4%)
Mead Johnson Nutrition Co.	5,356	368
Real Estate Investment Trusts (REIT) (3.5%)
Brookfield Asset Management, Inc., Class A (Canada)	10,668	293

	Shares	Value (000)
Recreational Vehicles & Boats (3.0%)
Edenred (France)	10,448	$257
Restaurants (8.8%)
Dunkin' Brands Group, Inc. (a)	4,683	117
Starbucks Corp.	7,043	324
Yum! Brands, Inc.	5,097	301
		742
Scientific Instruments: Gauges & Meters (1.2%)
Thermo Fisher Scientific, Inc. (a)	2,258	102
Scientific Instruments: Pollution Control (1.3%)
Covanta Holding Corp.	7,794	107
Textiles Apparel & Shoes (3.0%)
Coach, Inc.	2,252	138
NIKE, Inc., Class B	1,236	119
		257
Tobacco (3.2%)
Philip Morris International, Inc.	3,402	267
Wholesale & International Trade (1.8%)
Li & Fung Ltd. (b)	84,000	155
Total Common Stocks (Cost $6,856)		7,983
Convertible Preferred Stocks (0.7%)
Alternative Energy (0.7%)
Better Place, Inc. (a)(c)(d) (Cost $32)	12,982	59
Short-Term Investment (4.6%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $386)	386,241	386
Total Investments (99.7%) (Cost $7,274)		8,428
Other Assets in Excess of Liabilities (0.3%)		26
Net Assets (100.0%)		$8,454

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  At December 31, 2011, the Portfolio held a fair valued security valued at approximately $59,000, representing 0.7% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Advantage Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$135	$—	$—	$135
Beverage: Brewers & Distillers	216	—	—	216
Beverage: Soft Drinks	502	—	—	502
Commercial Services	946	—	—	946
Communications Technology	386	—	—	386
Computer Services, Software & Systems	416	—	—	416
Computer Technology	523	—	—	523
Consumer Lending	325	—	—	325
Cosmetics	156	—	—	156
Diversified Manufacturing Operations	120	—	—	120
Diversified Materials & Processing	229	—	—	229
Diversified Media	124	—	—	124
Diversified Retail	800	—	—	800
Financial Data & Systems	118	—	—	118
Foods	439	—	—	439
Pharmaceuticals	368	—	—	368
Real Estate Investment Trusts (REIT)	293	—	—	293
Recreational Vehicles & Boats	257	—	—	257
Restaurants	742	—	—	742
Scientific Instruments: Gauges & Meters	102	—	—	102
Scientific Instruments: Pollution Control	107	—	—	107
Textiles Apparel & Shoes	257	—	—	257
Tobacco	267	—	—	267
Wholesale & International Trade	155	—	—	155
Total Common Stocks	7,983	—	—	7,983
Convertible Preferred Stocks	—	—	59	59
Short-Term Investment — Investment Company	386	—	—	386
Total Assets	$8,369	$—	$59	$8,428

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Beginning Balance	$32
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	27
Realized gains (losses)	—
Ending Balance	$59
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$27

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Focus Growth Portfolio

The Focus Growth Portfolio (the "Portfolio") seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -7.30%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 2.64%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. This helped large-cap stocks outperform mid- and small-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Stock selection in the consumer discretionary sector detracted the most from relative performance, led lower by a video streaming service, an online retailer, and a South African diversified media company (not represented in the Index).

•  Stock selection in the energy sector further dampened performance, with weakness from positions in an oil and gas production company and a solar power systems manufacturer. The Portfolio's lack of exposure to integrated oil companies, a group which performed well during the period, also hurt performance on a relative basis.

•  Underperformance was also driven by stock selection in the financial services sector. Within the sector, out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power, and infrastructure asset management company based in Canada, were among the weakest-performing holdings, as was a holding company engaged in a variety of businesses.

•  The technology sector was the main positive contributor to performance, due to favorable stock selection. The sector was led by a personal computer, mobile communications, and media devices manufacturer, a Chinese internet search provider (which is not represented in the Index), and a communications equipment maker.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Focus Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–7.30%	3.76%	3.79%	9.87%
Russell 1000® Growth Index	2.64	2.50	2.60	6.88
Lipper Large-Cap Growth Funds Index	–2.90	0.85	1.43	5.83
Portfolio — Class P Shares w/o sales charges(5)	–7.53	3.49	3.53	7.73
Russell 1000® Growth Index	2.64	2.50	2.60	5.48
Lipper Large-Cap Growth Funds Index	–2.90	0.85	1.43	4.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 8, 1995.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	40.6%
Computer Services, Software & Systems	19.4
Diversified Retail	15.3
Computer Technology	12.5
Short-Term Investments	7.2
Communications Technology	5.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Focus Growth Portfolio

	Shares	Value (000)
Common Stocks (92.2%)
Air Transport (2.3%)
Expeditors International of Washington, Inc.	13,386	$548
Alternative Energy (2.8%)
Ultra Petroleum Corp. (a)	22,396	663
Biotechnology (1.6%)
Illumina, Inc. (a)	12,883	393
Chemicals: Diversified (3.7%)
Monsanto Co.	12,743	893
Commercial Finance & Mortgage Companies (2.0%)
BM&F Bovespa SA (Brazil)	90,750	477
Commercial Services (1.9%)
Leucadia National Corp.	19,647	447
Communications Technology (5.1%)
Motorola Solutions, Inc.	26,207	1,213
Computer Services, Software & Systems (19.4%)
Baidu, Inc. ADR (China) (a)	7,539	878
Facebook, Inc., Class B (a)(b)(c)	23,263	628
Google, Inc., Class A (a)	3,219	2,079
LinkedIn Corp., Class A (a)	4,374	276
Salesforce.com, Inc. (a)	5,772	586
Zynga, Inc., Class A (a)	21,372	201
		4,648
Computer Technology (12.5%)
Apple, Inc. (a)	6,602	2,674
Yandex N.V., Class A (Russia) (a)	16,398	323
		2,997
Diversified Media (1.7%)
Naspers Ltd., Class N (South Africa)	9,489	415
Diversified Retail (15.4%)
Amazon.com, Inc. (a)	12,048	2,085
Fastenal Co.	11,870	518
Groupon, Inc. (a)	19,513	403
NetFlix, Inc. (a)	3,389	235
Priceline.com, Inc. (a)	931	435
		3,676
Financial Data & Systems (1.8%)
MSCI, Inc., Class A (a)	13,159	433
Medical Equipment (4.3%)
Intuitive Surgical, Inc. (a)	2,240	1,037
Metals & Minerals: Diversified (1.3%)
Molycorp, Inc. (a)	13,114	314
Pharmaceuticals (3.5%)
Mead Johnson Nutrition Co.	12,106	832
Real Estate Investment Trusts (REIT) (3.9%)
Brookfield Asset Management, Inc., Class A (Canada)	34,011	935
Recreational Vehicles & Boats (4.0%)
Edenred (France)	39,301	967

	Shares	Value (000)
Semiconductors & Components (2.7%)
ARM Holdings PLC ADR (United Kingdom)	17,719	$490
First Solar, Inc. (a)	4,898	166
		656
Wholesale & International Trade (2.3%)
Li & Fung Ltd. (d)	292,200	541
Total Common Stocks (Cost $22,193)		22,085
Convertible Preferred Stocks (0.8%)
Alternative Energy (0.8%)
Better Place, Inc. Series B (a)(b)(c)	21,064	96
Better Place, Inc. Series C (a)(b)(c)	23,437	106
Total Convertible Preferred Stocks (Cost $159)		202
Short-Term Investment (7.2%)
Investment Company (7.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $1,727)	1,726,533	1,727
Total Investments (100.2%) (Cost $24,079)		24,014
Liabilities in Excess of Other Assets (-0.2%)		(49)
Net Assets (100.0%)		$23,965

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $830,000, representing 3.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Focus Growth Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$548	$—	$—	$548
Alternative Energy	663	—	—	663
Biotechnology	393	—	—	393
Chemicals: Diversified	893	—	—	893
Commercial Finance & Mortgage Companies	477	—	—	477
Commercial Services	447	—	—	447
Communications Technology	1,213	—	—	1,213
Computer Services, Software & Systems	4,020	—	628	4,648
Computer Technology	2,997	—	—	2,997
Diversified Media	415	—	—	415
Diversified Retail	3,676	—	—	3,676
Financial Data & Systems	433	—	—	433
Medical Equipment	1,037	—	—	1,037
Metals & Minerals: Diversified	314	—	—	314
Pharmaceuticals	832	—	—	832
Real Estate Investment Trusts (REIT)	935	—	—	935
Recreational Vehicles & Boats	967	—	—	967
Semiconductors & Components	656	—	—	656
Wholesale & International Trade	541	—	—	541
Total Common Stocks	21,457	—	628	22,085
Convertible Preferred Stocks	—	—	202	202
Short-Term Investment —
Investment Company	1,727	—	—	1,727
Total Assets	$23,184	$—	$830	$24,014

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)
Beginning Balance	$—	$53
Purchases	512	106
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation (depreciation)	116	43
Realized gains (losses)	—	—
Ending Balance	$628	$202
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2011	$116	$43

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Growth Portfolio

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -3.01%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 2.64%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. This helped large-cap stocks outperform mid- and small-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  The Portfolio's relative underperformance was led by stock selection in the financial services sector. Within the sector, out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power, and infrastructure asset management company based in Canada, were among the weakest-performing holdings, as was a discount securities brokerage firm.

•  Stock selection in the energy sector further dampened performance, with weakness from positions in an oil and gas production company and a solar power systems manufacturer. The Portfolio's lack of exposure to integrated oil companies, a group which performed well during the period, also hurt performance on a relative basis.

•  Despite the relative gains of an overweight in the sector, stock selection in consumer discretionary detracted from relative performance, led lower by a video streaming service, an online retailer, and a South African diversified media company (not represented in the Index).

•  The technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer and a Chinese internet search provider (which is not represented in the Index).

•  The health care sector also added to relative gains, mostly due to favorable stock selection. Within the sector, holdings in a surgical systems manufacturer and specialty pharmaceuticals stock were the top contributors to performance.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–3.01%	3.34%	3.42%	8.73%
Russell 1000® Growth Index	2.64	2.50	2.60	7.20
Lipper Large-Cap Growth Funds Index	–2.90	0.85	1.43	6.49
Portfolio — Class P Shares w/o sales charges(5)	–3.27	3.09	3.17	6.83
Russell 1000® Growth Index	2.64	2.50	2.60	5.48
Lipper Large-Cap Growth Funds Index	–2.90	0.85	1.43	4.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	56.7%
Computer Services, Software & Systems	18.6
Diversified Retail	13.6
Computer Technology	11.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (100.0%)
Air Transport (2.0%)
Expeditors International of Washington, Inc.	363,588	$14,893
Alternative Energy (3.3%)
Range Resources Corp.	168,834	10,457
Ultra Petroleum Corp. (a)	498,344	14,766
		25,223
Asset Management & Custodian (0.5%)
Citigroup, Inc. (See Note G-2)	79,854	2,101
Goldman Sachs Group, Inc. (The)	20,958	1,895
		3,996
Biotechnology (1.5%)
Illumina, Inc. (a)	372,445	11,352
Casinos & Gambling (1.5%)
Las Vegas Sands Corp. (a)	270,651	11,565
Chemicals: Diversified (3.1%)
Monsanto Co.	335,875	23,535
Commercial Finance & Mortgage Companies (1.8%)
BM&F Bovespa SA (Brazil)	2,575,066	13,529
Commercial Services (4.0%)
eBay, Inc. (a)	564,709	17,128
Leucadia National Corp.	567,507	12,905
		30,033
Communications Technology (4.3%)
Motorola Solutions, Inc.	707,841	32,766
Computer Services, Software & Systems (19.1%)
Baidu, Inc. ADR (China) (a)	217,824	25,370
Facebook, Inc., Class B (a)(b)(c)	1,000,782	27,021
Google, Inc., Class A (a)	84,598	54,642
LinkedIn Corp., Class A (a)	122,719	7,732
Salesforce.com, Inc. (a)	163,511	16,590
VMware, Inc., Class A (a)	87,422	7,273
Zynga, Inc., Class A (a)	630,208	5,930
		144,558
Computer Technology (11.4%)
Apple, Inc. (a)	186,880	75,687
NVIDIA Corp. (a)	175,975	2,439
Yandex N.V., Class A (Russia) (a)	438,686	8,642
		86,768
Consumer Lending (1.5%)
CME Group, Inc.	47,714	11,626
Diversified Financial Services (0.2%)
Bank of America Corp.	316,126	1,758
Diversified Media (3.4%)
McGraw-Hill Cos., Inc. (The)	298,533	13,425
Naspers Ltd., Class N (South Africa)	282,001	12,338
		25,763
Diversified Retail (14.0%)
Amazon.com, Inc. (a)	346,609	59,998
Fastenal Co.	354,805	15,473

	Shares	Value (000)
Groupon, Inc. (a)	530,764	$10,950
NetFlix, Inc. (a)	96,496	6,686
Priceline.com, Inc. (a)	27,896	13,047
		106,154
Financial Data & Systems (1.7%)
MSCI, Inc., Class A (a)	393,296	12,951
Insurance: Multi-Line (0.3%)
American International Group, Inc. (a)	89,894	2,086
Medical Equipment (3.9%)
Intuitive Surgical, Inc. (a)	64,434	29,834
Metals & Minerals: Diversified (1.2%)
Molycorp, Inc. (a)	365,766	8,771
Pharmaceuticals (5.1%)
Mead Johnson Nutrition Co.	348,587	23,959
Valeant Pharmaceuticals International, Inc. (Canada) (a)	311,072	14,524
		38,483
Real Estate Investment Trusts (REIT) (3.6%)
Brookfield Asset Management, Inc., Class A (Canada)	1,001,623	27,525
Recreational Vehicles & Boats (3.5%)
Edenred (France)	1,071,672	26,381
Restaurants (3.4%)
Starbucks Corp.	277,791	12,781
Yum! Brands, Inc.	215,070	12,691
		25,472
Securities Brokerage & Services (1.2%)
Charles Schwab Corp. (The)	777,943	8,760
Semiconductors & Components (2.5%)
ARM Holdings PLC ADR (United Kingdom)	499,397	13,818
First Solar, Inc. (a)	147,250	4,971
		18,789
Wholesale & International Trade (2.0%)
Li & Fung Ltd. (d)	8,339,202	15,440
Total Common Stocks (Cost $623,496)		758,011
Convertible Preferred Stocks (1.1%)
Alternative Energy (1.1%)
Better Place, Inc. (a)(b)(c) (Cost $4,355)	1,741,925	7,908
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $12,909)	12,909,028	12,909
Total Investments (102.8%) (Cost $640,760)		778,828
Liabilities in Excess of Other Assets (-2.8%)		(20,858)
Net Assets (100.0%)		$757,970

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Growth Portfolio

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $34,929,000, representing 4.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

(d)  Security trades on the Hong Kong exchange.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$14,893	$—	$—	$14,893
Alternative Energy	25,223	—	—	25,223
Asset Management & Custodian	3,996	—	—	3,996
Biotechnology	11,352	—	—	11,352
Casinos & Gambling	11,565	—	—	11,565
Chemicals: Diversified	23,535	—	—	23,535
Commercial Finance & Mortgage Companies	13,529	—	—	13,529
Commercial Services	30,033	—	—	30,033
Communications Technology	32,766	—	—	32,766
Computer Services, Software & Systems	117,537	—	27,021	144,558
Computer Technology	86,768	—	—	86,768
Consumer Lending	11,626	—	—	11,626
Diversified Financial Services	1,758	—	—	1,758
Diversified Media	25,763	—	—	25,763
Diversified Retail	106,154	—	—	106,154
Financial Data & Systems	12,951	—	—	12,951
Insurance: Multi-Line	2,086	—	—	2,086
Medical Equipment	29,834	—	—	29,834
Metals & Minerals: Diversified	8,771	—	—	8,771
Pharmaceuticals	38,483	—	—	38,483
Real Estate Investment Trusts (REIT)	27,525	—	—	27,525
Recreational Vehicles & Boats	26,381	—	—	26,381
Restaurants	25,472	—	—	25,472
Securities Brokerage & Services	8,760	—	—	8,760
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Semiconductors & Components	$18,789	$—	$—	$18,789
Wholesale & International Trade	15,440	—	—	15,440
Total Common Stocks	730,990	—	27,021	758,011
Convertible Preferred Stocks	—	—	7,908	7,908
Short-Term Investment —
Investment Company	12,909	—	—	12,909
Total Assets	$743,899	$—	$34,929	$778,828

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)
Beginning Balance	$15,096	$4,355
Purchases	5,052	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation (depreciation)	6,873	3,553
Realized gains (losses)	—	—
Ending Balance	$27,021	$7,908
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2011	$6,873	$3,553

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Insight Portfolio

The Insight Portfolio (the "Portfolio") seeks long-term capital appreciation.

Performance

For the period from inception on December 28, 2011 through December 31, 2011, the Portfolio had a total return based on net asset value per share of 0.60%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 3000® Value Index (the "Index"), which returned 0.72% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. The companies we consider have market capitalizations within the range of companies included in the Russell 3000® Value Index (approximately $37 million to $386 billion as of November 30, 2011).

•  We continue to focus on assessing company prospects over a three- to five-year time horizon and on owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Performance Compared to the Russell 3000® Value Index(1) and the Lipper Multi-Cap Value Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
	One Year	Five Years	Ten Years	Cumulative Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	0.60%
Russell 3000® Value Index	—	—	—	0.72
Lipper Multi-Cap Value Funds Index	—	—	—	0.78
Portfolio — Class H Shares w/o sales charges(4)	—	—	—	0.60
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	—	—	—	–4.19
Russell 3000® Value Index	—	—	—
Lipper Multi-Cap Value Funds Index	—	—	—	0.78
Portfolio — Class L Shares w/o sales charges(4)	—	—	—	0.60
Russell 3000® Value Index	—	—	—	0.72
Lipper Multi-Cap Value Funds Index	—	—	—	0.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on December 28, 2011.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Insight Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	55.6%
Other*	37.7
Insurance: Property-Casualty	6.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (79.3%)
Beverage: Brewers & Distillers (6.0%)
Anheuser-Busch InBev N.V. ADR	273	$17
Molson Coors Brewing Co.	754	33
		50
Beverage: Soft Drinks (2.0%)
PepsiCo, Inc.	250	17
Chemicals: Diversified (7.8%)
CF Industries Holdings, Inc.	228	33
Mosaic Co. (The)	634	32
		65
Commercial Services (2.0%)
Leucadia National Corp.	724	17
Communications Technology (7.8%)
Motorola Solutions, Inc.	1,404	65
Consumer Lending (6.0%)
Berkshire Hathaway, Inc., Class B (a)	430	33
Brown & Brown, Inc.	741	17
		50
Diversified Materials & Processing (4.1%)
Diana Containerships, Inc. (Marshall Islands)	3,150	17
Fortune Brands Home & Security, Inc. (a)	997	17
		34
Foods (6.0%)
Nestle SA ADR (Switzerland)	581	33
Sara Lee Corp.	878	17
		50
Home Building (4.1%)
Brookfield Residential Properties, Inc. (Canada) (a)	2,205	17
NVR, Inc. (a)	25	17
		34
Insurance: Property-Casualty (11.9%)
Arch Capital Group Ltd. (a)	441	16
Markel Corp. (a)	80	33
Progressive Corp. (The)	2,556	50
		99
Real Estate (3.8%)
Howard Hughes Corp. (The) (a)	369	16
Tejon Ranch Co. (a)	657	16
		32
Real Estate Investment Trusts (REIT) (3.9%)
Brookfield Asset Management, Inc., Class A (Canada)	1,213	33
Restaurants (7.8%)
Carrols Restaurant Group, Inc. (a)	1,436	16
PF Chang's China Bistro, Inc.	1,578	49
		65

	Shares	Value (000)
Semiconductors & Components (6.1%)
First Solar, Inc. (a)	1,008	$34
Koninklijke Philips Electronics N.V. (Netherlands)	801	17
		51
Total Common Stocks (Cost $657)		662
Short-Term Investment (99.4%)
Investment Company (99.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $830)	830,000	830
Total Investments (178.7%) (Cost $1,487)		1,492
Liabilities in Excess of Other Assets (-78.7%)		(657)
Net Assets (100.0%)		$835

(a)  Non-income producing security.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverage: Brewers & Distillers	$50	$—	$—	$50
Beverage: Soft Drinks	17	—	—	17
Chemicals: Diversified	65	—	—	65
Commercial Services	17	—	—	17
Communications Technology	65	—	—	65
Consumer Lending	50	—	—	50
Diversified Materials & Processing	34	—	—	34
Foods	50	—	—	50
Home Building	34	—	—	34
Insurance: Property-Casualty	99	—	—	99
Real Estate	32	—	—	32
Real Estate Investment Trusts (REIT)	33	—	—	33
Restaurants	65	—	—	65
Semiconductors & Components	51	—	—	51
Total Common Stocks	662	—	—	662

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Insight Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investment —
Investment Company	$830	$—	$—	$830
Total Assets	$1,492	$—	$—	$1,492

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Opportunity Portfolio

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -0.46%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 2.64%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. This helped large-cap stocks outperform mid- and small-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Stock selection in the consumer discretionary sector was the largest detractor from relative performance during the period, primarily due to holdings in a Brazilian real estate developer, an online retailer, and a Chinese department store operator. Stock selection in producer durables also hurt relative performance, with weakness from several holdings in the transport and logistics industry. Stock selection in energy was unfavorable as well. A holding in an oil and gas production company was the main cause of relative losses within the sector.

•  Stock selection in technology was a source of relative gains. Performance was led by positions in a personal computer, mobile communications, and media devices maker and a Chinese internet search provider (not represented in the Index). Stock selection and an overweight in financial services also added to relative returns, as holdings in several credit card companies performed well.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

*  Minimum Investment = $25,000

**  Performance shown for the Portfolio's Class H shares reflects the performance of the Class A shares of the Predecessor Fund for periods prior to May 21, 2010 and has been restated to reflect the Portfolio's applicable sales charge.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H shares will vary from the Class I, Class P and Class L shares based upon its different inception date and will be impacted by fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–0.46%	5.16%	—	6.58%
Russell 1000® Growth Index	2.64	2.50	—	3.79
Lipper Multi-Cap Growth Funds Index	–4.02	0.87	—	2.93
Portfolio — Class H Shares w/o sales charges(4)	–0.73	4.86	3.85	3.68
Portfolio — Class H Shares with maximum 4.75% sales charges(4)	–5.45	3.84	3.34	3.30
Russell 1000® Growth Index	2.64	2.50	2.60	1.89
Lipper Multi-Cap Growth Funds Index	–4.02	0.87	2.78	2.60
Portfolio — Class L Shares w/o sales charges(4)	–1.17	4.18	3.17	2.97
Russell 1000® Growth Index	2.64	2.50	2.60	1.89
Lipper Multi-Cap Growth Funds Index	–4.02	0.87	2.78	2.60
	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class P Shares w/o sales charges(4)	–0.72%	—	—	14.44%
Russell 1000® Growth Index	2.64	—	—	13.66
Lipper Multi-Cap Growth Funds Index	–4.02	—	—	10.47

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Equity Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Equity Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class I shares of the Predecessor Fund commenced offering on August 12, 2005. Each of the Class A and Class C shares of the Predecessor Fund commenced operations on May 28, 1998. Class P shares commenced offering on May 21, 2010. Performance for Class H shares has been restated to reflect the Fund's applicable sales charge. In October 2010, the Morgan Stanley Equity Growth Portfolio changed its name to the Morgan Stanley Opportunity Portfolio.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.2%
Computer Services, Software & Systems	17.3
Diversified Retail	15.7
Consumer Lending	11.1
Computer Technology	10.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Opportunity Portfolio

	Shares	Value (000)
Common Stocks (95.2%)
Advertising Agencies (2.6%)
Omnicom Group, Inc.	141,329	$6,300
Air Transport (1.4%)
Expeditors International of Washington, Inc.	81,941	3,356
Alternative Energy (2.1%)
Ultra Petroleum Corp. (a)	176,297	5,224
Asset Management & Custodian (1.7%)
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	290,627	4,199
Casinos & Gambling (4.7%)
Universal Entertainment Corp. (Japan)	246,500	6,818
Wynn Resorts Ltd.	42,168	4,659
		11,477
Chemicals: Diversified (2.8%)
Monsanto Co.	98,380	6,893
Commercial Services (0.4%)
China Merchants Holdings International Co., Ltd. (China) (b)	357,030	1,037
Communications Technology (1.8%)
Corning, Inc.	333,272	4,326
Computer Services, Software & Systems (17.5%)
Baidu, Inc. ADR (China) (a)	91,253	10,628
Facebook, Inc., Class B (a)(c)(d)	338,054	9,128
Google, Inc., Class A (a)	34,591	22,342
LinkedIn Corp., Class A (a)	9,352	589
		42,687
Computer Technology (10.8%)
Apple, Inc. (a)	64,853	26,265
Consumer Lending (11.2%)
CME Group, Inc.	27,960	6,813
Mastercard, Inc., Class A	30,458	11,355
Visa, Inc., Class A	90,378	9,176
		27,344
Consumer Services: Miscellaneous (1.6%)
Sun Art Retail Group Ltd. (Hong Kong) (a)	3,106,500	3,884
Diversified Retail (15.8%)
Abercrombie & Fitch Co., Class A	75,566	3,691
Amazon.com, Inc. (a)	129,464	22,410
Golden Eagle Retail Group Ltd. (China) (b)	2,495,000	5,275
Priceline.com, Inc. (a)	15,375	7,191
		38,567
Education Services (4.2%)
New Oriental Education & Technology Group, Inc. ADR (China) (a)	424,725	10,215
Home Building (1.8%)
Brookfield Incorporacoes SA (Brazil)	1,627,787	4,320
Insurance: Multi-Line (4.4%)
Greenlight Capital Re Ltd., Class A (a)	452,957	10,721
Metals & Minerals: Diversified (1.1%)
Molycorp, Inc. (a)	113,991	2,734

	Shares	Value (000)
Personal Care (1.4%)
Procter & Gamble Co. (The)	52,953	$3,533
Real Estate Investment Trusts (REIT) (2.6%)
Brookfield Asset Management, Inc., Class A (Canada)	229,060	6,295
Semiconductors & Components (1.2%)
Marvell Technology Group Ltd. (a)	217,843	3,017
Textiles Apparel & Shoes (1.4%)
Prada SpA (Italy) (a)	751,700	3,402
Truckers (2.7%)
DSV A/S (Denmark)	367,778	6,596
Total Common Stocks (Cost $199,323)		232,392
Convertible Preferred Stocks (1.7%)
Alternative Energy (1.7%)
Better Place, Inc. (a)(c)(d) (Cost $2,339)	935,447	4,247
Participation Notes (3.3%)
Beverage: Brewers & Distillers (3.3%)
Deutsche Bank AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 3/4/21 (Cost $6,514)	258,170	7,929
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $1,625)	1,624,829	1,625
Total Investments (100.9%) (Cost $209,801)		246,193
Liabilities in Excess of Other Assets (-0.9%)		(2,143)
Net Assets (100.0%)		$244,050

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $13,375,000, representing 5.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2011.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$6,300	$—	$—	$6,300
Air Transport	3,356	—	—	3,356
Alternative Energy	5,224	—	—	5,224
Asset Management & Custodian	4,199	—	—	4,199
Casinos & Gambling	11,477	—	—	11,477
Chemicals: Diversified	6,893	—	—	6,893
Commercial Services	1,037	—	—	1,037
Communications Technology	4,326	—	—	4,326
Computer Services, Software & Systems	33,559	—	9,128	42,687
Computer Technology	26,265	—	—	26,265
Consumer Lending	27,344	—	—	27,344
Consumer Services: Miscellaneous	3,884	—	—	3,884
Diversified Retail	38,567	—	—	38,567
Education Services	10,215	—	—	10,215
Home Building	4,320	—	—	4,320
Insurance: Multi-Line	10,721	—	—	10,721
Metals & Minerals: Diversified	2,734	—	—	2,734
Personal Care	3,533	—	—	3,533
Real Estate Investment Trusts (REIT)	6,295	—	—	6,295
Semiconductors & Components	3,017	—	—	3,017
Textiles Apparel & Shoes	3,402	—	—	3,402
Truckers	6,596	—	—	6,596
Total Common Stocks	223,264	—	9,128	232,392
Convertible Preferred Stocks	—	—	4,247	4,247
Participation Notes	—	7,929	—	7,929
Short-Term Investment —
Investment Company	1,625	—	—	1,625
Total Assets	$224,889	$7,929	$13,375	$246,193

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)
Beginning Balance	$—	$2,339
Purchases	7,438	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation (depreciation)	1,690	1,908
Realized gains (losses)	—	—
Ending Balance	$9,128	$4,247
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2011	$1,690	$1,908

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -9.12%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned -2.91%.

Factors Affecting Performance

•  Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market's relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the U.S. and the downgrade of the U.S.'s credit rating by Standard & Poor's. Developed world economies also looked weaker than expected — the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year.

•  Against this backdrop, investors' appetite for risk was diminished. As such, mid- and small-cap stocks underperformed large-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

•  Within the Portfolio, the consumer discretionary sector was the largest detractor from relative performance, due to the negative impact of stock selection and an overweight in the sector. Stocks in the sector faced a challenging environment during the period, given the erosion of investor confidence in the economy's prospects. Positions in diversified retail, specialty retail, home building, and restaurants were among the main detractors in the sector.

•  Stock selection in the materials and processing sector was disadvantageous to relative performance, as was an overweight in the sector. A position in a rare earths producer was the largest drag on returns.

•  The financial services sector was another area of weakness. Holdings in an independent investment bank, a financial data provider, and a portfolio management services provider diminished relative returns.

•  In contrast, the utilities sector was a positive contributor to relative returns during the period. Within the sector, the Portfolio held only two stocks and both posted gains during the period.

•  Positive relative performance also came from the energy sector, with good results from an oil and gas exploration and production company. An underweight in the sector was beneficial to relative results as well.

Management Strategies

•  We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. In seeking these companies, we use intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	–9.12%	0.49%	5.68%	10.39%
Russell 2000® Growth Index	–2.91	2.09	4.48	6.40
Lipper Small-Cap Growth Funds Index	–3.40	1.14	3.65	8.30
Portfolio — Class P Shares w/o sales charges(5)	–9.28	0.24	5.42	8.99
Russell 2000® Growth Index	–2.91	2.09	4.48	4.38
Lipper Small-Cap Growth Funds Index	–3.40	1.14	3.65	5.74
Portfolio — Class H Shares w/o sales charges(6)	—	—	—	–3.46
Portfolio — Class H Shares with maximum 4.75% sales charges(6)	—	—	—	–8.04
Russell 2000® Growth Index	—	—	—	–1.26
Lipper Small-Cap Growth Funds Index	—	—	—	–1.71
Portfolio — Class L Shares w/o sales charges(6)	—	—	—	–3.54
Russell 2000® Growth Index	—	—	—	–1.26
Lipper Small-Cap Growth Funds Index	—	—	—	–1.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	71.7%
Commercial Services	14.1
Computer Services, Software & Systems	8.9
Utilities: Electrical	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (93.4%)
Advertising Agencies (2.2%)
Lamar Advertising Co., Class A (a)	1,110,961	$30,551
Asset Management & Custodian (2.5%)
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	779,119	11,257
Greenhill & Co., Inc.	630,516	22,932
		34,189
Banks: Diversified (1.6%)
Financial Engines, Inc. (a)	1,009,168	22,535
Biotechnology (1.0%)
Abcam PLC (United Kingdom)	2,366,278	13,413
Casinos & Gambling (1.5%)
Lakes Entertainment, Inc. (a)	628,322	1,181
Universal Entertainment Corp. (Japan)	724,800	20,048
		21,229
Cement (1.6%)
Eagle Materials, Inc.	872,333	22,384
Chemicals: Diversified (3.7%)
Intrepid Potash, Inc. (a)	752,868	17,038
Rockwood Holdings, Inc. (a)	883,059	34,766
		51,804
Commercial Services (14.2%)
Advisory Board Co. (The) (a)	909,986	67,530
Corporate Executive Board Co. (The)	1,142,695	43,537
CoStar Group, Inc. (a)	781,559	52,153
MercadoLibre, Inc. (Brazil)	428,541	34,086
		197,306
Computer Services, Software & Systems (8.9%)
MakeMyTrip Ltd. (India) (a)	1,005,771	24,179
NetSuite, Inc. (a)	1,104,253	44,777
OpenTable, Inc. (a)	734,959	28,759
Solera Holdings, Inc.	596,714	26,578
		124,293
Computer Technology (3.2%)
Bankrate, Inc. (a)	1,331,969	28,637
Youku.com, Inc. ADR (China) (a)	706,488	11,071
Zillow, Inc. (a)	217,045	4,879
		44,587
Consumer Electronics (1.0%)
Sohu.com, Inc. (China) (a)	273,100	13,655
Diversified Retail (4.8%)
Blue Nile, Inc. (a)	875,361	35,785
Citi Trends, Inc. (a)	707,845	6,215
Pricesmart, Inc.	200,817	13,975
Shutterfly, Inc. (a)	447,014	10,174
		66,149
Electronic Components (1.1%)
Cogent Communications Group, Inc. (a)	877,368	14,819

	Shares	Value (000)
Entertainment (2.6%)
Vail Resorts, Inc.	844,051	$35,754
Foods (0.9%)
Country Style Cooking Restaurant Chain Co., Ltd. ADR (China) (a)	765,590	5,642
Ocado Group PLC (United Kingdom) (a)	8,345,355	7,051
		12,693
Health Care Facilities (0.1%)
LCA-Vision, Inc. (a)	698,269	2,025
Health Care Management Services (2.8%)
HMS Holdings Corp. (a)	1,208,455	38,646
Health Care Services (3.1%)
athenahealth, Inc. (a)	870,927	42,780
Home Building (0.8%)
Brookfield Incorporacoes SA (Brazil)	4,440,810	11,785
Insurance: Multi-Line (2.5%)
Greenlight Capital Re Ltd., Class A (a)	1,269,160	30,041
Pico Holdings, Inc. (a)	257,534	5,300
		35,341
Medical & Dental Instruments & Supplies (3.7%)
Techne Corp.	764,633	52,194
Medical Services (1.8%)
Accretive Health, Inc. (a)	860,651	19,778
Zeltiq Aesthetics, Inc. (a)	494,201	5,614
		25,392
Metals & Minerals: Diversified (2.9%)
Lynas Corp. Ltd. (Australia) (a)	37,612,956	40,202
Oil Well Equipment & Services (1.5%)
Oasis Petroleum, Inc. (a)	704,486	20,494
Pharmaceuticals (2.7%)
Gen-Probe, Inc. (a)	349,349	20,654
Ironwood Pharmaceuticals, Inc. (a)	1,372,605	16,430
		37,084
Printing and Copying Services (1.1%)
VistaPrint N.V. (a)	479,589	14,675
Publishing (2.0%)
Morningstar, Inc.	473,458	28,147
Restaurants (4.4%)
Dunkin' Brands Group, Inc. (a)	735,951	18,384
PF Chang's China Bistro, Inc.	1,396,466	43,165
		61,549
Scientific Instruments: Pollution Control (1.4%)
Covanta Holding Corp.	1,420,915	19,452
Semiconductors & Components (1.7%)
Tessera Technologies, Inc. (a)	1,380,539	23,124
Technology: Miscellaneous (1.2%)
iRobot Corp. (a)	572,862	17,100

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Telecommunications Equipment (2.3%)
Angie's List, Inc. (a)	1,357,431	$21,854
Pandora Media, Inc. (a)	1,027,246	10,283
		32,137
Truckers (1.3%)
LLX Logistica SA (Brazil) (a)	10,010,019	18,085
Utilities: Electrical (5.3%)
AET&D Holdings No 1 Ltd. (Australia) (a)(b)(c)	6,682,555	—
Brookfield Infrastructure Partners LP (Canada)	2,662,170	73,742
		73,742
Total Common Stocks (Cost $1,135,958)		1,299,315
Preferred Stocks (0.6%)
Health Care Services (0.5%)
Castlight Health, Inc. (a)(b)(c)	1,796,926	7,387
Technology: Miscellaneous (0.1%)
Glam Media, Inc. Series M-1 (a)(b)(c)	361,920	1,875
Glam Media, Inc. Escrow Series M-1 (a)(b)(c)	51,703	174
		2,049
Total Preferred Stocks (Cost $13,342)		9,436
Convertible Preferred Stocks (4.3%)
Alternative Energy (1.1%)
Better Place, Inc. (a)(b)(c)	3,465,201	15,732
Computer Services, Software & Systems (2.8%)
Twitter, Inc. Series E (a)(b)(c)	2,259,658	36,358
Workday, Inc. (a)(b)(c)	159,335	2,113
		38,471
Computer Technology (0.0%)
Youku.com, Inc., Class A (China) (a)(b)(c)	1	—	@
Consumer Services: Miscellaneous (0.4%)
Xoom Corp. Series F (a)(b)(c)	2,610,922	6,005
Total Convertible Preferred Stocks (Cost $24,268)		60,208
	Face Amount (000)
Promissory Notes (0.1%)
Technology: Miscellaneous (0.1%)
Glam Media, Inc. 9.00%, 12/3/13 (a)(b)(c)	$793	792
Glam Media, Inc. Escrow 9.00%, 12/3/13 (a)(b)(c)	113	73
Total Promissory Notes (Cost $2,515)		865
	Shares
Short-Term Investment (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $31,544)	31,543,629	31,544
Total Investments (100.7%) (Cost $1,207,627)		1,401,368
Liabilities in Excess of Other Assets (-0.7%)		(10,325)
Net Assets (100.0%)		$1,391,043

(a)  Non-income producing security.

(b)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $70,509,000, representing 5.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2011.

@  Value is less than $500.

ADR  American Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$30,551	$—	$—	$30,551
Asset Management & Custodian	34,189	—	—	34,189
Banks: Diversified	22,535	—	—	22,535
Biotechnology	13,413	—	—	13,413
Casinos & Gambling	21,229	—	—	21,229
Cement	22,384	—	—	22,384
Chemicals: Diversified	51,804	—	—	51,804
Commercial Services	197,306	—	—	197,306
Computer Services, Software & Systems	124,293	—	—	124,293
Computer Technology	44,587	—	—	44,587
Consumer Electronics	13,655	—	—	13,655
Diversified Retail	66,149	—	—	66,149
Electronic Components	14,819	—	—	14,819
Entertainment	35,754	—	—	35,754
Foods	12,693	—	—	12,693
Health Care Facilities	2,025	—	—	2,025
Health Care Management Services	38,646	—	—	38,646
Health Care Services	42,780	—	—	42,780
Home Building	11,785	—	—	11,785
Insurance: Multi-Line	35,341	—	—	35,341
Medical & Dental Instruments & Supplies	52,194	—	—	52,194
Medical Services	25,392	—	—	25,392
Metals & Minerals: Diversified	40,202	—	—	40,202
Oil Well Equipment & Services	20,494	—	—	20,494
Pharmaceuticals	37,084	—	—	37,084
Printing and Copying Services	14,675	—	—	14,675
Publishing	28,147	—	—	28,147
Restaurants	61,549	—	—	61,549

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Scientific Instruments: Pollution Control	$19,452	$—	$—		$19,452
Semiconductors & Components	23,124	—	—		23,124
Technology: Miscellaneous	17,100	—	—		17,100
Telecommunications Equipment	32,137	—	—		32,137
Truckers	18,085	—	—		18,085
Utilities: Electrical	73,742	—	—	†	73,742
Total Common Stocks	1,299,315	—	—	†	1,299,315
Preferred Stocks	—	—	9,436		9,436
Convertible Preferred Stocks	—	—	60,208		60,208
Promissory Notes	—	—	865		865
Short-Term Investment —
Investment Company	31,544	—	—		31,544
Total Assets	$1,330,859	$—	$70,509	†	$1,401,368

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$—	†	$21,745	$61,345	$—
Purchases	—		6,325	2,297	2,515
Sales	—		(15,795)	(16,234)	—
Amortization of discount	—		—	—	—
Transfers in	—		—	—	—
Transfers out	—		—	—	—
Change in unrealized appreciation (depreciation)	—		(2,839)	5,534	(1,650)
Realized gains (losses)	—		—	7,266	—
Ending Balance	$—	†	$9,436	$60,208	$865
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$—		$(3,906)	$5,534	$(1,650)

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.57%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 8.29%, and outperformed the S&P 500® Index, which returned 2.11%.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 8.29% in the 12-month period ending December 31, 2011, as measured by the Index. Movements in REIT share prices appeared to be most influenced by the equity market. REITs rallied in the first half of the year, but meaningfully declined in the third quarter on investor concerns with regard to prospects for a double-dip recession in the U.S. as well as a number of global concerns, particularly the European sovereign debt crisis and the risk of a hard landing scenario in China. Subsequently, REITs rallied in the fourth quarter, particularly in October as concerns about these factors eased.

•  Among the major U.S. REIT sectors, the apartment and retail sectors outperformed and the office sector underperformed the Index. The office sector was the weakest performer in 2011 among the major sectors. The companies with exposure to suburban office assets were significant laggards. Apartment companies posted the best returns among the major sectors for the full year, as the companies provided a strong outlook for multifamily operating fundamentals even in the face of a slow U.S. economy and sluggish job growth. The retail sector outperformed, with the malls significantly outperforming the shopping centers, as a result of continued strong performance by owners of high-end malls. Among the smaller sectors, the storage sector posted the best performance for the full year. The health care sector also outperformed despite being traditionally viewed as a more defensive sector due to its long-term net lease structure. The weakest performer was the hotel sector, which was negatively impacted by concerns with regard to a weakening economy, despite the companies continuing to post attractive operating results. The industrial sector also underperformed due to concerns about weaker tenant demand.

•  The Portfolio underperformed the Index for the period. Bottom-up stock selection detracted from the Portfolio's relative performance while top-down sector allocation performed in line with the Index. Stock selection was especially strong in the mall and office sectors; this was offset by the negative impact of stock selection in the diversified and health care sectors. From a top-down perspective, the Portfolio benefited from the underweight to the industrial sector, while the overweight to the hotel sector detracted.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels and to a number of out-of-favor companies, as well as an underweighting to companies concentrated in the ownership of suburban office, health care and industrial assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. Assuming asset values for high-quality assets are approximately 10% below their all-time peak levels achieved in early 2007, which represents a 50% improvement from trough levels, the REIT market ended the period at an approximate 10% premium to net asset value (NAV). This valuation is comparable to the historical average premium for the REIT market.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Period Ended December 31, 2011
	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	5.57%	–1.70%	10.99%	12.69%
FTSE NAREIT Equity REITs Index	8.29	–1.42	10.20	10.77
S&P 500® Index	2.11	–0.25	2.92	7.75
Lipper Real Estate Funds Average	7.64	–1.81	9.69	10.92
Portfolio — Class P Shares w/o sales charges(6)	5.26	–1.97	10.70	11.71
FTSE NAREIT Equity REITs Index	8.29	–1.42	10.20	10.40
S&P 500® Index	2.11	–0.25	2.92	6.42
Lipper Real Estate Funds Average	7.64	–1.81	9.69	10.36
Portfolio — Class H Shares w/o sales charges(7)	—	—	—	1.24
Portfolio — Class H Shares with maximum 4.75% sales charges(7)	—	—	—	–3.54
FTSE NAREIT Equity REITs Index	—	—	—	2.25
S&P 500® Index	—	—	—	–0.16
Lipper Real Estate Funds Average	—	—	—	1.99
Portfolio — Class L Shares w/o sales charges(7)	—	—	—	1.17
FTSE NAREIT Equity REITs Index	—	—	—	2.25
S&P 500® Index	—	—	—	–0.16
Lipper Real Estate Funds Average	—	—	—	1.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs" The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	18.6%
Apartments	17.2
Health Care	12.1
Lodging/Resorts	10.6
Diversified	9.9
Office	9.5
Other*	8.2
Shopping Centers	7.3
Industrial	6.6
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

December 31, 2011

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.6%)
Apartments (17.3%)
Apartment Investment & Management Co., Class A REIT	921,736	$21,117
AvalonBay Communities, Inc. REIT	227,526	29,715
BRE Properties, Inc. REIT	162,280	8,192
Camden Property Trust REIT	202,946	12,631
Equity Residential REIT	1,461,429	83,345
		155,000
Commercial Financing (1.0%)
CreXus Investment Corp. REIT	138,210	1,435
Starwood Property Trust, Inc. REIT	385,841	7,142
		8,577
Diversified (9.9%)
Coresite Realty Corp. REIT	108,564	1,935
Cousins Properties, Inc. REIT	1,868,851	11,979
Digital Realty Trust, Inc. REIT	1,210	81
Forest City Enterprises, Inc., Class A (a)	1,773,612	20,964
Lexington Realty Trust REIT	52,850	396
Vornado Realty Trust REIT	654,104	50,274
Winthrop Realty Trust REIT	362,320	3,685
		89,314
Health Care (12.1%)
Assisted Living Concepts, Inc., Class A	636,538	9,478
Capital Senior Living Corp. (a)	160,890	1,277
HCP, Inc. REIT	1,108,851	45,940
Health Care, Inc. REIT	200,606	10,939
Healthcare Realty Trust, Inc. REIT	1,146,905	21,321
Omega Healthcare Investors, Inc. REIT	51,160	990
Senior Housing Properties Trust REIT	822,897	18,466
		108,411
Industrial (6.6%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	14,000	4,920
Cabot Industrial Value Fund III, LP REIT (a)(b)(c)(d)	6,512	3,377
DCT Industrial Trust, Inc. REIT	920,173	4,711
Exeter Industrial Value Fund, LP REIT (a)(b)(c)(d)	7,905,000	6,988
KTR Industrial Fund II LP REIT (a)(b)(c)(d)	8,537,500	9,972
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	7,574,257	7,036
ProLogis, Inc. REIT	711,416	20,339
STAG Industrial, Inc. REIT	159,270	1,827
		59,170
Lodging/Resorts (10.6%)
Ashford Hospitality Trust, Inc. REIT	471,542	3,772
Host Hotels & Resorts, Inc. REIT	3,953,249	58,390
Starwood Hotels & Resorts Worldwide, Inc.	684,536	32,837
		94,999
Manufactured Homes (1.8%)
Equity Lifestyle Properties, Inc. REIT	237,372	15,830
Mixed Industrial/Office (0.4%)
Liberty Property Trust REIT	9,400	290
PS Business Parks, Inc. REIT	67,235	3,727
		4,017

	Shares	Value (000)
Office (9.5%)
BioMed Realty Trust, Inc. REIT	139,765	$2,527
Boston Properties, Inc. REIT	401,489	39,988
BRCP REIT I, LP (a)(b)(c)(d)	6,101,396	1,690
BRCP REIT II, LP (a)(b)(c)(d)	8,363,574	4,065
Brookfield Office Properties, Inc.	670,336	10,484
CommonWealth REIT	205,613	3,422
Douglas Emmett, Inc. REIT	101,930	1,859
Hudson Pacific Properties, Inc. REIT	401,910	5,691
Mack-Cali Realty Corp. REIT	546,277	14,580
Parkway Properties, Inc. REIT	38,374	378
SL Green Realty Corp. REIT	14,520	968
		85,652
Regional Malls (18.7%)
General Growth Properties, Inc. REIT	2,803,741	42,112
Simon Property Group, Inc. REIT	971,983	125,328
		167,440
Self Storage (4.3%)
Public Storage REIT	264,462	35,560
Sovran Self Storage, Inc. REIT	82,119	3,504
		39,064
Shopping Centers (7.3%)
Acadia Realty Trust REIT	338,665	6,821
Federal Realty Investment Trust REIT	109,541	9,941
Kite Realty Group Trust REIT	122,700	553
Regency Centers Corp. REIT	1,019,750	38,363
Retail Opportunity Investments Corp. REIT	841,941	9,968
		65,646
Timber (0.1%)
Plum Creek Timber Co., Inc. REIT	27,988	1,023
Total Common Stocks (Cost $815,928)		894,143
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $4,679)	4,678,958	4,679
Total Investments (100.1%) (Cost $820,607)		898,822
Liabilities in Excess of Other Assets (-0.1%)		(1,114)
Net Assets (100.0%)		$897,708

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2011.

(c)  At December 31, 2011, the Portfolio held fair valued securities valued at approximately $38,048,000, representing 4.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT I, LP was acquired between 5/03 - 5/08 and has a cost basis of approximately $1,774,000. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $8,364,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of approximately $7,000,000. Cabot Industrial Value Fund III, LP was acquired between 12/08 - 12/11 and has a current cost basis of approximately $3,256,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $7,905,000. Keystone Industrial Fund, LP was acquired between 3/06 - 6/11 and has a current cost basis of approximately $6,097,000. KTR Industrial Fund II LP was acquired between 1/09 - 11/11 and has a current cost basis of approximately $8,538,000. At December 31, 2011, these securities had an aggregate market value of approximately $38,048,000 representing 4.2% of net assets.

REIT  Real Estate Investment Trust.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$155,000	$—	$—	$155,000
Commercial Financing	8,577	—	—	8,577
Diversified	89,314	—	—	89,314
Health Care	108,411	—	—	108,411
Industrial	26,877	—	32,293	59,170
Lodging/Resorts	94,999	—	—	94,999
Manufactured Homes	15,830	—	—	15,830
Mixed Industrial/Office	4,017	—	—	4,017
Office	79,897	—	5,755	85,652
Regional Malls	167,440	—	—	167,440
Self Storage	39,064	—	—	39,064
Shopping Centers	65,646	—	—	65,646
Timber	1,023	—	—	1,023
Total Common Stocks	856,095	—	38,048	894,143
Short-Term Investment—
Investment Company	4,679	—	—	4,679
Total Assets	$860,774	$—	$38,048	$898,822

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$26,725
Purchases	9,315
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	2,008
Realized gains (losses)	—
Ending Balance	$38,048
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011	$2,008

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the year ended December 31, 2011, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -3.66%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index (the "Index"), which returned -1.75%.

Factors Affecting Performance

•  The first three months of 2011 were volatile, with a number of unexpected global events from political turmoil in the Middle East and Africa, to the Japan earthquake, to the precarious fiscal situation in Europe. During the period, emerging market central banks adopted divergent tightening strategies. The central banks of some countries, such as Chile and Israel, surprised the market by stepping up the pace of rate hikes; others such as Brazil and Turkey tightened regulations in lieu of rate hikes.

•  In the second quarter of 2011, developed market worries began to take center stage as European officials lacked a clear resolution to Greece's sovereign-debt crisis and U.S. economic data disappointed. In addition to Greece, other peripheral Europe countries showed significant signs of stress, including Portugal, Italy and Spain. Despite this, emerging market (EM) asset classes performed well with EM external debt slightly outpacing EM local currency debt. Inflation continued to be an important concern in the emerging markets as rising food and energy prices prompted emerging market central banks to remain vigilant. Against this backdrop, many emerging market central banks resumed monetary tightening policies to combat inflationary pressures.

•  Global risk sentiment further weakened in the third quarter due to increased concerns about significant economic slowing in the developed world and the European sovereign debt crisis despite signs of economic progress in the U.S. EM assets in general came under immense pressure in September as investors shed all risk assets in favor of traditional "safe havens," the U.S. dollar and U.S. Treasuries. Volatility in the emerging markets was high as the markets experienced bouts of disappointment, highlighting the need for stronger leadership and policies from the G-10 countries to lift investor confidence.

•  Risk sentiment rebounded in October due to signs that U.S. recession risks were receding and improved sentiment towards steps taken by European policymakers to put Europe on the path to resolving its credit crisis. Emerging market currencies retraced some of the previous month's declines versus the U.S. dollar after September's currency sell-off had battered risky assets. November and December re-introduced market pessimism about the likelihood of a comprehensive European debt solution and the related rising downside risks to global growth. Emerging market currencies, notably those that move with the euro, fell against the U.S. dollar due to concerns about the impact of Europe's troubles on the rest of the world.

•  Over the course of the year, the risk premium on the Index widened 137 basis points to 426 basis points above U.S. Treasuries. The JP Morgan EMBI Global Bond Index (which tracks the performance of U.S.-dollar denominated debt instruments issued by emerging markets) generated a total return of 8.46%. The JP Morgan GBI-EM Global Diversified Index (which tracks local currency government bonds issued by emerging markets) returned -1.75%. Index returns attributable to foreign currency exposure were -939 basis points. EM corporate debt, as measured by the JP Morgan CEMBI Broad Diversified Index, was up 2.32%.

•  Underweight exposure to Indonesia detracted from relative returns. Indonesia's resilient economic growth, low government debt, and prudent fiscal management led to ratings upgrades by the big three credit rating agencies. Security selection in Brazil also hurt relative performance.

•  The Portfolio benefited from overweight exposure to Chile, Colombia, Mexico, and Venezuela, as well as underweight exposure to Poland and Turkey. Chile, the world's top copper producer, benefited from supportive copper prices, while Colombia

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

benefited from economic resilience and progress fighting guerilla factions, which eased security concerns. Mexico benefited from dissipating inflationary concerns, while Venezuela benefited from supportive oil prices and a positive record of servicing debt. The Polish zloty and Turkish forint faced downward pressure from the euro-zone debt crisis as they continued to be punished for their economic ties to Western Europe.

Management Strategies

•  We expect growth in the developed world to remain well below potential in 2012. Furthermore, the risk of a recession in the developed world has increased significantly, reflecting increased policy uncertainty in the U.S. and Europe. The unresolved fiscal troubles in the U.S. and in Europe, and the apparent lack of political consensus to resolve them, are likely to result in bouts of high volatility and risk aversion in the near future, while depressing growth in the next couple of quarters.

•  We expect developed market central banks to continue to provide liquidity as needed, supporting commodity prices and capital inflows into EM countries, somewhat offsetting the negative impact of heightened risk aversion and sub-par growth in the developed world. We expect EM countries to show resilient, albeit lower growth in the next couple of quarters, aided by robust domestic policies and supportive terms of trade and capital inflows. Subsiding inflationary pressures and balanced growth will likely allow EM central banks to continue to adopt looser monetary policies in coming months.

•  In general, sovereign risk premiums remain too high relative to the fundamental macroeconomic strength of most emerging economies. In addition, we believe there are pockets of undervaluation in certain Asian and commodity currencies.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index(1) and the Lipper Emerging Markets Debt Funds Index(2)

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–3.66%	5.15%	9.74%	9.58%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	–1.75	7.02	10.49	9.82
Lipper Emerging Markets Debt Funds Index	2.19	5.76	10.85	—
Portfolio — Class P Shares w/o sales charges(5)	–3.90	4.86	9.46	9.78
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	–1.75	7.02	10.49	10.81
Lipper Emerging Markets Debt Funds Index	2.19	5.76	10.85	10.39

2011 Annual Report

December 31, 2011

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

	Period Ended December 31, 2011
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class H Shares w/o sales charges(6)	–3.88%	—	—	5.03%
Portfolio — Class H Shares with maximum 3.50% sales	–7.22	—	—	4.09
charges	10.84	—	—	6.89
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	–1.75	—	—	6.96
Lipper Emerging Markets Debt Funds Index	2.19	—	—	5.68
Portfolio — Class L Shares w/o sales charges(7)	–4.34	—	—	4.84
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	–1.75	—	—	7.67
Lipper Emerging Markets Debt Funds Index	2.19	—	—	6.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar — denominated debt instruments issued by emerging markets) for periods from the Portfolio's inception to September 30, 2007 and the JP Morgan GBI-EM Global Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on February 1, 1994

(5)  Commenced offering on January 2, 1996

(6)  Commenced offering on January 2, 2008

(7)  Commenced offering on June 16, 2008

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	85.0%
Short-Term Investments	14.7
Other**	0.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2011.

**  Investments representing less than 5% of total investments.

***  Does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $99,000.

2011 Annual Report

December 31, 2011

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (82.4%)
Brazil (11.8%)
Sovereign (11.8%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14	BRL	8,141	$4,250
Brazilian Government International Bond,
12.50%, 1/5/16 (a)		8,925	5,670
			9,920
Chile (1.3%)
Corporate Bond (0.3%)
Banco Santander Chile,
6.50%, 9/22/20	CLP	131,000	249
Sovereign (1.0%)
Chile Government International Bond,
5.50%, 8/5/20		432,500	872
			1,121
Colombia (4.7%)
Sovereign (4.7%)
Colombia Government International Bond,
7.75%, 4/14/21	COP	1,200,000	743
12.00%, 10/22/15		2,051,000	1,363
Republic of Colombia,
9.85%, 6/28/27		2,612,000	1,907
			4,013
Hungary (3.6%)
Sovereign (3.6%)
Hungary Government Bond,
6.75%, 8/22/14 - 2/24/17	HUF	805,270	3,008
Indonesia (6.9%)
Sovereign (6.9%)
Barclays Bank PLC, Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/19/18 (b)	IDR	10,000,000	1,294
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes,
11.00%, 12/15/20 (b)(c)		12,000,000	1,769
JPMorgan Chase & Co., Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/18/18 (b)		1,000,000	129
11.00%, 11/17/20		17,890,000	2,638
			5,830
Malaysia (8.2%)
Sovereign (8.2%)
Malaysia Government Bond,
2.51%, 8/27/12	MYR	9,440	$2,970
3.21%, 5/31/13		12,425	3,936
			6,906
Mexico (12.6%)
Sovereign (12.6%)
Mexican Bonos,
7.50%, 6/3/27	MXN	12,200	906
8.00%, 6/11/20		101,164	8,072

	Face Amount (000)		Value (000)
Petroleos Mexicanos,
7.65%, 11/24/21 (b)		23,000	$1,640
			10,618
Peru (1.8%)
Sovereign (1.8%)
Peru Government Bond,
8.60%, 8/12/17	PEN	1,390	611
Peruvian Government International Bond,
8.20%, 8/12/26		2,090	927
			1,538
Poland (7.7%)
Sovereign (7.7%)
Poland Government Bond,
5.50%, 10/25/19	PLN	16,069	4,610
6.25%, 10/24/15		6,200	1,866
			6,476
Russia (2.1%)
Sovereign (2.1%)
Russian Foreign Bond - Eurobond,
7.85%, 3/10/18 (b)	RUB	45,000	1,425
7.85%, 3/10/18		10,000	317
			1,742
South Africa (9.9%)
Sovereign (9.9%)
South Africa Government Bond,
7.25%, 1/15/20	ZAR	69,862	8,333
Thailand (2.2%)
Sovereign (2.2%)
Thailand Government Bond,
4.25%, 3/13/13	THB	28,400	912
5.25%, 7/13/13 - 5/12/14		29,403	974
			1,886
Turkey (7.5%)
Sovereign (7.5%)
Turkey Government Bond,
Zero Coupon, 2/20/13 - 5/15/13	TRY	6,884	3,197
9.00%, 1/27/16		920	468
10.00%, 6/17/15		2,640	1,379
16.00%, 3/7/12		2,366	1,262
			6,306
Venezuela (2.1%)
Sovereign (2.1%)
Petroleos de Venezuela SA,
8.50%, 11/2/17		$2,270	1,717
Venezuela Government International Bond,
9.25%, 9/15/27 (a)		66	48
			1,765
Total Fixed Income Securities (Cost $74,393)			69,462

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	No. of Warrants	Value (000)
Warrants (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (c)(d) (Cost $—)	495	$14
	Shares
Short-Term Investments (15.4%)
Securities held as Collateral on Loaned Securities (1.2%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	723,603	724
	Face Amount (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (0.02%, dated 12/30/11, due 1/3/12; proceeds $31; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 5/15/38; valued at $32)	$31	31
Merrill Lynch & Co., Inc., (0.07%, dated 12/30/11, due 1/3/12; proceeds $231; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 3.50% due 11/20/41; valued at $235)	231	231
		262
Total Securities held as Collateral on Loaned Securities (Cost $986)		986
	Shares
Investment Company (14.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $11,946)	11,946,233	11,946
Total Short-Term Investments (Cost $12,932)		12,932
Total Investments (97.8%) (Cost $87,325) Including $841 of Securities Loaned (e)		82,408
Other Assets in Excess of Liabilities (2.2%)		1,853
Net Assets (100.0%)		$84,261

(a)  All or a portion of this security was on loan at December 31, 2011.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

(d)  Security has been deemed illiquid at December 31, 2011.

(e)  Securities are available for collateral in connection with open foreign currency exchange contracts.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank
	USD	4,118	$4,118	1/17/12	RUB	130,926	$4,062	$(56)
JPMorgan Chase Bank
	USD	144	144	1/20/12	CLP	74,761	144	(— @)
JPMorgan Chase Bank
	USD	1,296	1,296	1/25/12	MYR	4,120	1,298	2
JPMorgan Chase Bank
	USD	5,114	5,114	1/27/12	THB	160,200	5,069	(45)
			$10,672				$10,573	$(99)

@    Value is less than $500.

BRL  —  Brazilian Real

CLP  —  Chilean Peso

COP  —  Colombian Peso

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican New Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2011. (See Note A-9 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bond	$—	$249	$—	$249
Sovereign	—	69,213	—	69,213
Total Fixed Income Securities	—	69,462	—	69,462
Warrant	—	14	—	14
Short-Term Investments
Investment Company	12,670	—	—	12,670
Repurchase Agreements	—	262	—	262
Total Short-Term Investments	12,670	262	—	12,932
Foreign Currency Exchange Contracts	—	2	—	2
Total Assets	12,670	69,740	—	82,410
Liabilities:
Foreign Currency Exchange Contracts	—	(101)	—	(101)
Total	$12,670	$69,639	$—	$82,309

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Active International Allocation Portfolio (000)	Asian Equity Portfolio (000)		Emerging Markets Portfolio (000)	Global Advantage Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$314,111	$1,507		$1,194,533	$2,543
Investments in Securities of Affiliated Issuers, at Cost	53,695	175		139,279	101
Total Investments in Securities, at Cost	367,806	1,682		1,333,812	2,644
Foreign Currency, at Cost	5,008	—	@	9,776	—	@
Investments in Securities of Unaffiliated Issuers, at Value(1)	283,477	1,348		1,242,950	2,561
Investments in Securities of Affiliated Issuers, at Value	52,065	175		145,434	101
Total Investments in Securities, at Value(1)	335,542	1,523		1,388,384	2,662
Cash	210	—		667	—
Foreign Currency, at Value	4,957	—	@	9,765	—	@
Receivable for Investments Sold	5	—	@	50,656	—
Variation Margin	2,151	—		—	—
Dividends Receivable	548	—	@	675	4
Receivable for Portfolio Shares Sold	12	—		620	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	333	—		—	—
Tax Reclaim Receivable	203	—		13	2
Due from Adviser	—	46		—	43
Receivable from Affiliate	3	—	@	2	—	@
Other Assets	1	12		24	12
Total Assets	343,965	1,581		1,450,806	2,723
Liabilities:
Collateral on Securities Loaned, at Value	29,174	—		92,680	—
Payable for Portfolio Shares Redeemed	811	—		105,358	—
Payable for Investment Advisory Fees	499	—		4,299	—
Payable for Investments Purchased	—	103		1,093	—
Payable for Sub Transfer Agency Fees	286	—		751	—
Deferred Capital Gain Country Tax	1	—	@	655	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	598	—		—	—
Payable for Custodian Fees	45	3		246	2
Payable for Professional Fees	21	20		63	21
Payable for Administration Fees	22	—	@	94	—	@
Payable for Directors' Fees and Expenses	20	—		84	—
Payable for Transfer Agent Fees	2	1		3	1
Payable for Distribution and Shareholder Servicing Fees — Class P	2	—	@	10	—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	—	—	@	—	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	@	—	—	@
Other Liabilities	49	1		92	1
Total Liabilities	31,530	128		205,428	25
Net Assets	$312,435	$1,453		$1,245,378	$2,698
Net Assets Consist Of:
Paid-in-Capital	$414,180	$1,681		$1,215,106	$2,688
Undistributed (Distributions in Excess of) Net Investment Income	(1,888)	(—	@)	(9,486)	(8)
Accumulated Net Realized Loss	(67,020)	(69)		(14,110)	(—	@)
Unrealized Appreciation (Depreciation) on:
Investments	(30,635)*	(159	)*	47,764 *	18
Investments in Affiliates	(1,630)	—		6,155	—
Futures Contracts	(144)	—		—	—
Foreign Currency Exchange Contracts	(265)	—		—	—
Foreign Currency Translations	(163)	(—	@)	(51)	(—	@)
Net Assets	$312,435	$1,453		$1,245,378	$2,698

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Active International Allocation Portfolio (000)	Asian Equity Portfolio (000)	Emerging Markets Portfolio (000)	Global Advantage Portfolio (000)
CLASS I:
Net Assets	$302,048	$1,201	$1,198,857	$1,603
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	30,000,363	141,781	55,172,292	160,769
Net Asset Value, Offering and Redemption Price Per Share	$10.07	$8.47	$21.73	$9.97
CLASS P:
Net Assets	$10,387	$84	$46,521	$100
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,011,858	10,000	2,194,560	10,000
Net Asset Value, Offering and Redemption Price Per Share	$10.27	$8.45	$21.20	$9.97
CLASS H:
Net Assets	$—	$84	$—	$895
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	10,000	—	89,720
Net Asset Value, Redemption Price Per Share	$—	$8.45	$—	$9.97
Maximum Sales Load	—	4.75%	—	4.75%
Maximum Sales Charge	$—	$0.42	$—	$0.50
Maximum Offering Price Per Share	$—	$8.87	$—	$10.47
CLASS L:
Net Assets	$—	$84	$—	$100
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	10,000	—	10,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$8.40	$—	$9.96
(1) Including: Securities on Loan, at Value:	$28,149	$—	$89,322	$—

@  Amount is less than $500.

*  Net of approximately $1,000, $—@, and $655,000 Deferred Capital Gain Country Tax in Active International Allocation Portfolio, Asian Equity Portfolio, and Emerging Markets Portfolio, respectively.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Global Discovery Portfolio (000)		Global Franchise Portfolio (000)		Global Insight Portfolio (000)		Global Opportunity Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$3,869		$199,287		$694		$11,245
Investments in Securities of Affiliated Issuers, at Cost	134		7,812		503		288
Total Investments in Securities, at Cost	4,003		207,099		1,197		11,533
Foreign Currency, at Cost	—		—		225		—
Investments in Securities of Unaffiliated Issuers, at Value	3,611		219,072		700		13,317
Investments in Securities of Affiliated Issuers, at Value	134		7,812		503		288
Total Investments in Securities, at Value	3,745		226,884		1,203		13,605
Foreign Currency, at Value	—		—		225		—
Receivable for Portfolio Shares Sold	—		556		—		—
Dividends Receivable	13		316		—		4
Tax Reclaim Receivable	2		196		—		1
Due from Adviser	29		—		26		27
Receivable for Investments Sold	—		—		1		7
Receivable from Affiliate	—	@	—	@	—	@	—	@
Other Assets	24		19		—		7
Total Assets	3,813		227,971		1,455		13,651
Liabilities:
Payable for Investments Purchased	—		—		593		—	@
Payable for Portfolio Shares Redeemed	—		457		—		3
Payable for Investment Advisory Fees	—		419		—		—
Payable for Professional Fees	19		17		25		19
Payable for Administration Fees	—	@	15		—	@	1
Payable for Custodian Fees	1		10		—		1
Payable for Directors' Fees and Expenses	—		8		—		1
Payable for Sub Transfer Agency Fees	—		8		—		—	@
Payable for Transfer Agent Fees	1		1		1		4
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	3		—		—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	—	@	—		—	@	1
Payable for Distribution and Shareholder Servicing Fees — Class L	—	@	—		—	@	—	@
Other Liabilities	7		29		—	@	10
Total Liabilities	28		967		619		40
Net Assets	$3,785		$227,004		$836		$13,611
Net Assets Consist Of:
Paid-in-Capital	$4,030		$211,872		$830		$11,686
Distributions in Excess of Net Investment Income	(3)		(—	@)	(—	@)	1
Accumulated Net Realized Gain (Loss)	16		(4,658)		—		(148)
Unrealized Appreciation (Depreciation) on:
Investments	(258)		19,785		6		2,072
Foreign Currency Translations	(—	@)	5		(—	@)	(—	@)
Net Assets	$3,785		$227,004		$836		$13,611

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Global Discovery Portfolio (000)	Global Franchise Portfolio (000)	Global Insight Portfolio (000)	Global Opportunity Portfolio (000)
CLASS I:
Net Assets	$2,446	$211,677	$10	$8,386
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	269,977	13,038,255	1,000	817,219
Net Asset Value, Offering and Redemption Price Per Share	$9.06	$16.24	$10.07	$10.26
CLASS P:
Net Assets	$91	$15,327	$—	$10
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	957,303	—	937
Net Asset Value, Offering and Redemption Price Per Share	$9.07	$16.01	$—	$10.21
CLASS H:
Net Assets	$1,157	$—	$816	$4,710
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	127,615	—	81,000	462,623
Net Asset Value, Redemption Price Per Share	$9.07	$—	$10.07	$10.18
Maximum Sales Load	4.75%	—	4.75%	4.75%
Maximum Sales Charge	$0.45	$—	$0.50	$0.51
Maximum Offering Price Per Share	$9.52	$—	$10.57	$10.69
CLASS L:
Net Assets	$91	$—	$10	$505
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	—	1,000	49,780
Net Asset Value, Offering and Redemption Price Per Share	$9.07	$—	$10.07	$10.15

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Global Real Estate Portfolio (000)	International Advantage Portfolio (000)		International Equity Portfolio (000)	International Opportunity Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$1,609,865	$2,164		$3,846,095	$5,472
Investments in Securities of Affiliated Issuers, at Cost	45,225	—		168,991	72
Total Investments in Securities, at Cost	1,655,090	2,164		4,015,086	5,544
Foreign Currency, at Cost	7,166	—	@	1,179	—
Investments in Securities of Unaffiliated Issuers, at Value(1)	1,430,755	2,085		3,816,597	5,701
Investments in Securities of Affiliated Issuers, at Value	45,225	—		168,991	72
Total Investments in Securities, at Value(1)	1,475,980	2,085		3,985,588	5,773
Foreign Currency, at Value	7,059	—	@	1,184	—
Cash	117	—		749	—
Dividends Receivable	5,384	1		5,888	3
Receivable for Portfolio Shares Sold	4,692	—		3,810	—
Tax Reclaim Receivable	100	2		5,237	5
Receivable for Investments Sold	1,763	22		—	—
Due from Adviser	—	38		—	51
Receivable from Affiliate	4	—	@	6	—	@
Other Assets	11	12		46	8
Total Assets	1,495,110	2,160		4,002,508	5,840
Liabilities:
Collateral on Securities Loaned, at Value	—	—		104,123	—
Payable for Portfolio Shares Redeemed	6,012	—		12,800	—
Payable for Investment Advisory Fees	3,059	—		7,845	—
Payable for Sub Transfer Agency Fees	367	—		1,287	—
Payable for Investments Purchased	1,619	—	@	—	—
Payable for Administration Fees	98	—	@	261	—	@
Payable for Directors' Fees and Expenses	13	—		216	—	@
Payable for Custodian Fees	45	1		93	2
Payable for Professional Fees	18	18		33	23
Payable for Transfer Agent Fees	5	1		5	1
Bank Overdraft	—	7		—	—
Payable for Distribution and Shareholder Servicing Fees — Class P	28	—	@	194	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	4	—	@	—	—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	2	—	@	—	—	@
Other Liabilities	70	1		246	22
Total Liabilities	11,340	28		127,103	48
Net Assets	$1,483,770	$2,132		$3,875,405	$5,792
Net Assets Consist Of:
Paid-in-Capital	$1,884,808	$2,218		$4,350,833	$5,632
Undistributed (Distributions in Excess of) Net Investment Income	(5,172)	—		667	(—	@)
Accumulated Net Realized Loss	(216,659)	(7)		(446,698)	(69)
Unrealized Appreciation (Depreciation) on:
Investments	(179,110)	(79)		(29,498)	229
Foreign Currency Translations	(97)	(—	@)	101	(—	@)
Net Assets	$1,483,770	$2,132		$3,875,405	$5,792

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Global Real Estate Portfolio (000)	International Advantage Portfolio (000)	International Equity Portfolio (000)	International Opportunity Portfolio (000)
CLASS I:
Net Assets	$1,337,853	$1,255	$2,959,403	$4,822
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	172,222,661	130,120	241,669,215	470,000
Net Asset Value, Offering and Redemption Price Per Share	$7.77	$9.65	$12.25	$10.26
CLASS P:
Net Assets	$130,244	$96	$916,002	$103
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	16,842,829	10,000	75,652,051	10,000
Net Asset Value, Offering and Redemption Price Per Share	$7.73	$9.65	$12.11	$10.26
CLASS H:
Net Assets	$9,255	$684	$—	$765
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	1,199,459	70,855	—	74,551
Net Asset Value, Redemption Price Per Share	$7.72	$9.65	$—	$10.26
Maximum Sales Load	4.75%	4.75%	—	4.75%
Maximum Sales Charge	$0.39	$0.48	$—	$0.51
Maximum Offering Price Per Share	$8.11	$10.13	$—	$10.77
CLASS L:
Net Assets	$6,418	$97	$—	$102
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	841,173	10,000	—	10,000
Net Asset Value, Offering and Redemption Price Per Share	$7.63	$9.65	$—	$10.22
(1) Including: Securities on Loan, at Value:	$—	$—	$100,073	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	International Real Estate Portfolio (000)		International Small Cap Portfolio (000)	Select Global Infrastructure Portfolio (000)		Advantage Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$404,077		$359,137	$11,025		$6,888
Investments in Securities of Affiliated Issuers, at Cost	83		9,221	361		386
Total Investments in Securities, at Cost	404,160		368,358	11,386		7,274
Foreign Currency, at Cost	10		312	4		—
Investments in Securities of Unaffiliated Issuers, at Value	210,565		289,635	12,492		8,042
Investments in Securities of Affiliated Issuers, at Value	83		9,221	361		386
Total Investments in Securities, at Value	210,648		298,856	12,853		8,428
Foreign Currency, at Value	6		311	4		—
Dividends Receivable	967		450	57		13
Tax Reclaim Receivable	67		861	1		1
Receivable for Investments Sold	162		174	—		—
Receivable for Portfolio Shares Sold	59		169	—		—
Due from Adviser	—		—	44		20
Receivable from Affiliate	—	@	1	—	@	—	@
Other Assets	8		6	8		14
Total Assets	211,917		300,828	12,967		8,476
Liabilities:
Payable for Investments Purchased	20		2,751	—		—
Payable for Investment Advisory Fees	483		685	—		—
Payable for Portfolio Shares Redeemed	206		935	—		—
Payable for Sub Transfer Agency Fees	27		130	—		—	@
Payable for Professional Fees	18		20	17		16
Payable for Custodian Fees	23		32	7		1
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		38	—		—
Payable for Administration Fees	15		20	1		1
Payable for Directors' Fees and Expenses	7		19	—		1
Payable for Transfer Agent Fees	2		2	1		1
Payable for Distribution and Shareholder Servicing Fees — Class P	1		17	—	@	—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	—		—	—	@	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	—		—	—	@	—	@
Other Liabilities	20		26	7		2
Total Liabilities	822		4,675	33		22
Net Assets	$211,095		$296,153	$12,934		$8,454
Net Assets Consist Of:
Paid-in-Capital	$881,830		$440,183	$11,442		$7,371
Undistributed (Distributions in Excess of) Net Investment Income	4,965		2,489	(—	@)	(22)
Accumulated Net Realized Gain (Loss)	(482,188)		(77,154)	25		(49)
Unrealized Appreciation (Depreciation) on:
Investments	(193,512)		(69,502)	1,467		1,154
Foreign Currency Exchange Contracts	—		(38)	—		—
Foreign Currency Translations	(—	@)	175	(—	@)	(—	@)
Net Assets	$211,095		$296,153	$12,934		$8,454

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	International Real Estate Portfolio (000)	International Small Cap Portfolio (000)	Select Global Infrastructure Portfolio (000)	Advantage Portfolio (000)
CLASS I:
Net Assets	$207,695	$213,983	$12,589	$7,239
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	14,168,840	18,991,278	1,094,867	636,315
Net Asset Value, Offering and Redemption Price Per Share	$14.66	$11.27	$11.50	$11.38
CLASS P:
Net Assets	$3,400	$82,170	$115	$11
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	232,037	7,340,375	10,000	967
Net Asset Value, Offering and Redemption Price Per Share	$14.65	$11.19	$11.50	$11.37
CLASS H:
Net Assets	$—	$—	$115	$996
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	—	10,000	87,674
Net Asset Value, Redemption Price Per Share	$—	$—	$11.50	$11.37
Maximum Sales Load	—	—	4.75%	4.75%
Maximum Sales Charge	$—	$—	$0.57	$0.57
Maximum Offering Price Per Share	$—	$—	$12.07	$11.94
CLASS L:
Net Assets	$—	$—	$115	$208
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	—	10,000	18,234
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$11.50	$11.39

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Focus Growth Portfolio (000)		Growth Portfolio (000)		Insight Portfolio (000)		Opportunity Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$22,352		$625,784		$657		$208,176
Investments in Securities of Affiliated Issuers, at Cost	1,727		14,976		830		1,625
Total Investments in Securities, at Cost	24,079		640,760		1,487		209,801
Investments in Securities of Unaffiliated Issuers, at Value	22,287		763,818		662		244,568
Investments in Securities of Affiliated Issuers, at Value	1,727		15,010		830		1,625
Total Investments in Securities, at Value	24,014		778,828		1,492		246,193
Receivable for Investments Sold	—		—		—		2,956
Receivable for Portfolio Shares Sold	—	@	767		—		77
Dividends Receivable	15		414		—		74
Tax Reclaim Receivable	1		220		—		—
Due from Adviser	—		—		26		—
Receivable from Affiliate	—	@	1		—	@	— @
Other Assets	—	@	14		—		7
Total Assets	24,030		780,244		1,518		249,307
Liabilities:
Payable for Portfolio Shares Redeemed	4		20,325		—		159
Payable for Investments Purchased	11		259		657		4,589
Payable for Investment Advisory Fees	14		1,008		—		189
Payable for Sub Transfer Agency Fees	2		486		—		138
Payable for Professional Fees	19		23		25		22
Payable for Administration Fees	2		53		—	@	17
Payable for Transfer Agent Fees	1		1		1		52
Payable for Directors' Fees and Expenses	6		47		—		2
Payable for Custodian Fees	3		9		—	@	8
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	29		—		— @
Payable for Distribution and Shareholder Servicing Fees — Class H	—		—		—	@	39
Payable for Distribution and Shareholder Servicing Fees — Class L	—		—		—	@	19
Other Liabilities	3		34		—	@	23
Total Liabilities	65		22,274		683		5,257
Net Assets	$23,965		$757,970		$835		$244,050
Net Assets Consist Of:
Paid-in-Capital	$24,316		$712,038		$830		$218,709
Undistributed (Distributions in Excess of) Net Investment Income	2		24		—		(13)
Accumulated Net Realized Gain (Loss)	(288)		(92,160)		—		(11,037)
Unrealized Appreciation (Depreciation) on:
Investments	(65)		138,034		5		36,392
Investments in Affiliates	—		34		—		—
Foreign Currency Translations	(—	@)	—	@	—		(1)
Net Assets	$23,965		$757,970		$835		$244,050

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Focus Growth Portfolio (000)	Growth Portfolio (000)	Insight Portfolio (000)	Opportunity Portfolio (000)
CLASS I:
Net Assets	$22,377	$622,193	$10	$13,183
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,232,994	26,520,577	1,000	869,590
Net Asset Value, Offering and Redemption Price Per Share	$18.15	$23.46	$10.06	$15.16
CLASS P:
Net Assets	$1,588	$135,777	$—	$2,098
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	90,406	5,895,774	—	139,109
Net Asset Value, Offering and Redemption Price Per Share	$17.57	$23.03	$—	$15.08
CLASS H:
Net Assets	$—	$—	$815	$198,010
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	—	81,000	13,277,867
Net Asset Value, Redemption Price Per Share	$—	$—	$10.06	$14.91
Maximum Sales Load	—	—	4.75%	4.75%
Maximum Sales Charge	$—	$—	$0.50	$0.74
Maximum Offering Price Per Share	$—	$—	$10.56	$15.65
CLASS L:
Net Assets	$—	$—	$10	$30,759
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	—	1,000	2,266,710
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$10.06	$13.57

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities

	Small Company Growth Portfolio (000)		U.S. Real Estate Portfolio (000)		Emerging Markets Debt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$1,176,083		$815,928		$74,655
Investments in Securities of Affiliated Issuers, at Cost	31,544		4,679		12,670
Total Investments in Securities, at Cost	1,207,627		820,607		87,325
Foreign Currency, at Cost	—		—		628
Investments in Securities of Unaffiliated Issuers, at Value(1)	1,369,824		894,143		69,738
Investments in Securities of Affiliated Issuers, at Value	31,544		4,679		12,670
Total Investments in Securities, at Value(1)	1,401,368		898,822		82,408
Foreign Currency, at Value	—		—		595
Cash	—		197		7
Receivable for Investments Sold	6		10,427		—
Dividends Receivable	695		2,594		—
Receivable for Portfolio Shares Sold	854		788		1,226
Interest Receivable	—		—		1,625
Receivable from Affiliate	2		—	@	1
Unrealized Appreciation on Foreign Currency Exchange Contracts	—		—		2
Other Assets	23		21		8
Total Assets	1,402,948		912,849		85,872
Liabilities:
Collateral on Securities Loaned, at Value	—		—		993
Payable for Portfolio Shares Redeemed	7,905		11,470		358
Payable for Investment Advisory Fees	2,936		1,559		86
Payable for Sub Transfer Agency Fees	668		562		9
Payable for Investments Purchased	—		1,200		—
Payable for Administration Fees	95		60		6
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		—		101
Payable for Professional Fees	16		28		28
Payable for Directors' Fees and Expenses	32		31		6
Payable for Custodian Fees	16		8		10
Payable for Transfer Agent Fees	—	@	23		1
Payable for Distribution and Shareholder Servicing Fees — Class P	61		19		1
Payable for Distribution and Shareholder Servicing Fees — Class H	7		6		1
Payable for Distribution and Shareholder Servicing Fees — Class L	1		4		3
Payable for Reorganization Expense	71		74		—
Other Liabilities	97		97		8
Total Liabilities	11,905		15,141		1,611
Net Assets	$1,391,043		$897,708		$84,261
Net Assets Consist Of:
Paid-in-Capital	$1,201,953		$825,730		$90,155
Undistributed (Distributions in Excess of) Net Investment Income	(832)		1,239		(9)
Accumulated Net Realized Loss	(3,819)		(7,476)		(754)
Unrealized Appreciation (Depreciation) on:
Investments	193,741		78,215		(4,917)
Foreign Currency Exchange Contracts	—		—		(99)
Foreign Currency Translations	(—	@)	—		(115)
Net Assets	$1,391,043		$897,708		$84,261

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Assets and Liabilities (cont'd)

	Small Company Growth Portfolio (000)	U.S. Real Estate Portfolio (000)	Emerging Markets Debt Portfolio (000)
CLASS I:
Net Assets	$1,074,392	$773,138	$69,557
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	84,996,018	51,585,058	6,191,763
Net Asset Value, Offering and Redemption Price Per Share	$12.64	$14.99	$11.23
CLASS P:
Net Assets	$282,988	$92,047	$6,784
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	23,989,389	6,259,573	587,893
Net Asset Value, Offering and Redemption Price Per Share	$11.80	$14.70	$11.54
CLASS H:
Net Assets	$32,006	$26,644	$2,955
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	2,712,708	1,812,119	256,052
Net Asset Value, Redemption Price Per Share	$11.80	$14.70	$11.54
Maximum Sales Load	4.75%	4.75%	3.50%
Maximum Sales Charge	$0.59	$0.73	$0.42
Maximum Offering Price Per Share	$12.39	$15.43	$11.96
CLASS L:
Net Assets	$1,657	$5,879	$4,965
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	140,550	400,121	438,257
Net Asset Value, Offering and Redemption Price Per Share	$11.79	$14.69	$11.33
(1) Including: Securities on Loan, at Value:	$—	$—	$841

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	Active International Allocation Portfolio (000)		Asian Equity Portfolio (000)		Emerging Markets Portfolio (000)		Global Advantage Portfolio (000)		Global Discovery Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$13,415		$24		$44,154		$43		$82
Income from Securities Loaned — Net	540		—		372		—		—
Dividends from Securities of Affiliated Issuers	60		—	@	48		—	@	— @
Interest from Securities of Unaffiliated Issuers	10		—	@	3		—		—
Less: Foreign Taxes Withheld	(1,164	)*	(3)		(4,376)		(3)		(7)
Total Investment Income	12,861		21		40,201		40		75
Expenses:
Investment Advisory Fees (Note B)	2,635		14		20,512		19		25
Custodian Fees (Note F)	283		19		1,522		10		11
Sub Transfer Agency Fees	271		—		1,522		—		—
Administration Fees (Note C)	324		1		1,375		2		2
Professional Fees	75		66		133		62		60
Shareholder Reporting Fees	82		15		191		8		10
Registration Fees	40		28		50		27		17
Pricing Fees	64		7		16		6		5
Transfer Agency Fees (Note E)	19		12		31		13		13
Directors' Fees and Expenses	14		—	@	55		—	@	— @
Distribution and Shareholder Servicing Fees — Class P (Note D)	34		—	@	202		—	@	— @
Distribution and Shareholder Servicing Fees — Class H (Note D)	—		—	@	—		2		3
Distribution and Shareholder Servicing Fees — Class L (Note D)	—		1		—		1		1
Other Expenses	24		11		130		11		8
Total Expenses	3,865		174		25,739		161		155
Waiver of Investment Advisory Fees (Note B)	(407)		(14)		—		(19)		(25)
Expenses Reimbursed by Advisor (Note B)	—		(138)		—		(111)		(90)
Rebate from Morgan Stanley Affiliate (Note G-2)	(26)		(—	@)	(225)		(—	@)	(— @)
Net Expenses	3,432		22		25,514		31		40
Net Investment Income (Loss)	9,429		(1)		14,687		9		35
Realized Gain (Loss):
Investments Sold	30,565	**	(69)		105,110	**	—	@	18
Investments in Affiliates	(81)		—		5,322		—		—
Foreign Currency Exchange Contracts	(2,377)		—		(4,951)		—		12
Foreign Currency Transactions	(814)		(1)		(3,286)		(1)		(4)
Futures Contracts	(6,806)		—		—		—		—
Net Realized Gain (Loss)	20,487		(70)		102,195		(1)		26
Change in Unrealized Appreciation (Depreciation):
Investments	(88,128	)***	(190	)***	(443,008	)***	16		(256)
Investments in Affiliates	(199)		—		(12,879)		—		—
Foreign Currency Exchange Contracts	(47)		—		—		—		—
Foreign Currency Translations	(316)		—	@	(63)		1		1
Futures Contracts	(232)		—		—		—		—
Net Change in Unrealized Appreciation (Depreciation)	(88,922)		(190)		(455,950)		17		(255)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(68,435)		(260)		(353,755)		16		(229)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(59,006)		$(261)		$(339,068)		$25		$(194)

*  Including Foreign Taxes Withheld from Securities of Affiliated Issuers of approximately $3,000 for Active International Allocation Portfolio.

**  Net of Capital Gain Country Tax of approximately $6,000 and $1,732,000 for Active International Allocation Portfolio and Emerging Markets Portfolio, respectively.

***  Net of Increase (Decrease) in Deferred Capital Gain Country Tax Accrual of approximately $1,000, $—@, and $(3,070,000) for Active International Allocation Portfolio, Asian Equity Portfolio, and Emerging Markets Portfolio, respectively.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	Global Franchise Portfolio (000)	Global Insight* Portfolio (000)		Global Opportunity Portfolio (000)	Global Real Estate Portfolio (000)	International Advantage Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$5,216	$—		$174	$41,914	$55
Dividends from Securities of Affiliated Issuers	2	—	@	— @	63	— @
Interest from Securities of Unaffiliated Issuers	—	—		5	10	—
Less: Foreign Taxes Withheld	(172)	—		(7)	(2,001)	(4)
Total Investment Income	5,046	—	@	172	39,986	51
Expenses:
Investment Advisory Fees (Note B)	1,408	—	@	112	12,782	19
Administration Fees (Note C)	141	—	@	10	1,203	2
Sub Transfer Agency Fees	9	—		2	811	—
Custodian Fees (Note F)	49	—	@	18	275	7
Professional Fees	63	25		55	74	58
Shareholder Reporting Fees	11	—	@	8	205	10
Registration Fees	51	—		47	109	27
Transfer Agency Fees (Note E)	21	1		34	56	12
Offering Costs	—	—		52	—	—
Directors' Fees and Expenses	5	—		1	44	— @
Pricing Fees	5	—	@	4	14	6
Distribution and Shareholder Servicing Fees — Class P (Note D)	33	—		— @	277	— @
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	—	@	14	28	2
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	@	4	54	1
Other Expenses	13	—		20	46	10
Total Expenses	1,809	26		381	15,978	154
Waiver of Investment Advisory Fees (Note B)	(16)	(—	@)	(112)	(2)	(19)
Distribution Fees- Class L Shares Waived (Note D)	—	—		(3)	—	—
Expenses Reimbursed by Advisor (Note B)	—	(26)		(96)	—	(107)
Rebate from Morgan Stanley Affiliate (Note G-2)	(9)	—		(— @)	(58)	(— @)
Net Expenses	1,784	—	@	170	15,918	28
Net Investment Income (Loss)	3,262	(—	@)	2	24,068	23
Realized Gain (Loss):
Investments Sold	5,691	—		855	101,663	12
Foreign Currency Transactions	24	(—	@)	(1)	123	1
Net Realized Gain (Loss)	5,715	(—	@)	854	101,786	13
Change in Unrealized Appreciation (Depreciation):
Investments	4,046	6		(1,351)	(268,175)	(77)
Foreign Currency Translations	(11)	—		—	(176)	(1)
Net Change in Unrealized Appreciation (Depreciation)	4,035	6		(1,351)	(268,351)	(78)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	9,750	6		(497)	(166,565)	(65)
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,012	$6		$(495)	$(142,497)	$(42)

*  Commencement of Operations December 28, 2011.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	International Equity Portfolio (000)	International Opportunity Portfolio (000)	International Real Estate Portfolio (000)	International Small Cap Portfolio (000)	Select Global Infrastructure Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$145,945	$127	$11,001	$10,033	$409
Income from Securities Loaned — Net	2,781	—	—	—	—
Dividends from Securities of Affiliated Issuers	127	— @	3	7	—	@
Interest from Securities of Unaffiliated Issuers	5	3	— @	— @	—
Less: Foreign Taxes Withheld	(8,995)	(7)	(575)	(637)	(26)
Total Investment Income	139,863	123	10,429	9,403	383
Expenses:
Investment Advisory Fees (Note B)	33,841	61	2,629	3,596	100
Administration Fees (Note C)	3,384	5	263	303	9
Sub Transfer Agency Fees	2,852	—	64	231	—
Custodian Fees (Note F)	585	12	146	163	37
Shareholder Reporting Fees	315	16	26	46	7
Professional Fees	115	66	63	71	55
Registration Fees	110	47	34	37	49
Directors' Fees and Expenses	126	1	11	12	1
Transfer Agency Fees (Note E)	51	12	17	13	12
Offering Costs	—	19	—	—	59
Pricing Fees	9	7	10	11	7
Distribution and Shareholder Servicing Fees — Class P (Note D)	2,456	— @	12	243	—	@
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	2	—	—	—	@
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	1	—	—	1
Other Expenses	154	12	22	22	10
Total Expenses	43,998	261	3,297	4,748	347
Waiver of Investment Advisory Fees (Note B)	(1,356)	(61)	—	(153)	(100)
Expenses Reimbursed by Advisor (Note B)	—	(119)	—	—	(110)
Rebate from Morgan Stanley Affiliate (Note G-2)	(131)	(— @)	(3)	(7)	(—	@)
Net Expenses	42,511	81	3,294	4,588	137
Net Investment Income	97,352	42	7,135	4,815	246
Realized Gain (Loss):
Investments Sold	135,813	283	(44,620)	32,955	375
Foreign Currency Exchange Contracts	—	—	—	(2,119)	—
Foreign Currency Transactions	(3,139)	(— @)	7	(78)	(6)
Net Realized Gain (Loss)	132,674	283	(44,613)	30,758	369
Change in Unrealized Appreciation (Depreciation):
Investments	(553,819)	(1,012)	(23,795)	(106,116)	1,091
Foreign Currency Exchange Contracts	—	—	—	1,108	—
Foreign Currency Translations	(159)	— @	(20)	35	—	@
Net Change in Unrealized Appreciation (Depreciation)	(553,978)	(1,012)	(23,815)	(104,973)	1,091
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(421,304)	(729)	(68,428)	(74,215)	1,460
Net Increase (Decrease) in Net Assets Resulting from Operations	$(323,952)	$(687)	$(61,293)	$(69,400)	$1,706

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	Advantage Portfolio (000)		Focus Growth Portfolio (000)	Growth Portfolio (000)	Insight* Portfolio (000)		Opportunity Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$105		$171	$6,820	$—		$2,532
Dividends from Securities of Affiliated Issuers	—	@	2	25	—	@	3
Interest from Securities of Unaffiliated Issuers	—		— @	5	—		—
Less: Foreign Taxes Withheld	(7)		(8)	(328)	—		(62)
Total Investment Income	98		165	6,522	—	@	2,473
Expenses:
Investment Advisory Fees (Note B)	51		118	4,304	—	@	1,384
Sub Transfer Agency Fees	—	@	4	787	—		311
Administration Fees (Note C)	5		19	689	—	@	222
Transfer Agency Fees (Note E)	11		7	16	1		350
Professional Fees	46		56	66	25		51
Shareholder Reporting Fees	9		3	92	—	@	119
Registration Fees	39		33	74	—		51
Custodian Fees (Note F)	5		4	57	—	@	49
Offering Costs	52		—	—	—		52
Directors' Fees and Expenses	—	@	1	25	—		8
Pricing Fees	3		3	6	—	@	3
Distribution and Shareholder Servicing Fees — Class P (Note D)	—	@	4	364	—		7
Distribution and Shareholder Servicing Fees — Class H (Note D)	3		—	—	—	@	564
Distribution and Shareholder Servicing Fees — Class L (Note D)	1		—	—	—	@	273
Other Expenses	12		9	38	—		20
Total Expenses	237		261	6,518	26		3,464
Waiver of Investment Advisory Fees (Note B)	(51)		(22)	—	(—	@)	(184)
Distribution Fees — Class L Shares Waived (Note D)	(1)		—	—	—		—
Expenses Reimbursed by Advisor (Note B)	(111)		—	—	(26)		—
Rebate from Morgan Stanley Affiliate (Note G-2)	(—	@)	(2)	(26)	—		(3)
Net Expenses	74		237	6,492	—	@	3,277
Net Investment Income (Loss)	24		(72)	30	(—	@)	(804)
Realized Gain (Loss):
Investments Sold	214		1,222	77,748	—		22,617
Foreign Currency Transactions	(—	@)	1	1	—		(47)
Net Realized Gain	214		1,223	77,749	—		22,570
Change in Unrealized Appreciation (Depreciation):
Investments	106		(3,087)	(100,452)	5		(21,761)
Investments in Affiliates	—		—	34	—		—
Foreign Currency Translations	—		— @	(14)	—		(1)
Net Change in Unrealized Appreciation (Depreciation)	106		(3,087)	(100,432)	5		(21,762)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	320		(1,864)	(22,683)	5		808
Net Increase (Decrease) in Net Assets Resulting from Operations	$344		$(1,936)	$(22,653)	$5		$4

*  Commencement of Operations December 28, 2011.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Operations

	Small Company Growth Portfolio (000)	U.S. Real Estate Portfolio (000)	Emerging Markets Debt Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$12,379	$16,912	$3
Interest from Securities of Unaffiliated Issuers	—	—	4,196
Dividends from Securities of Affiliated Issuers	51	30	13
Income from Securities Loaned — Net	—	—	1
Less: Foreign Taxes Withheld	(96)	(58)	(8)
Total Investment Income	12,334	16,884	4,205
Expenses:
Investment Advisory Fees (Note B)	14,377	7,332	522
Sub Transfer Agency Fees	1,466	930	15
Administration Fees (Note C)	1,295	756	56
Shareholder Reporting Fees	304	220	10
Professional Fees	70	101	76
Custodian Fees (Note F)	126	39	62
Registration Fees	85	75	56
Directors' Fees and Expenses	49	29	2
Transfer Agency Fees (Note E)	8	32	14
Pricing Fees	7	4	5
Distribution and Shareholder Servicing Fees — Class P (Note D)	1,008	239	21
Distribution and Shareholder Servicing Fees — Class H (Note D)	11	8	5
Distribution and Shareholder Servicing Fees — Class L (Note D)	2	6	37
Other Expenses	62	71	13
Expenses Before Non Operating Expenses	18,870	9,842	894
Investment Related Expenses	—	109	—
Bank Overdraft Expense	1	—	—
Total Expenses	18,871	9,951	894
Waiver of Investment Advisory Fees (Note B)	(855)	(140)	(238)
Rebate from Morgan Stanley Affiliate (Note G-2)	(51)	(27)	(13)
Net Expenses	17,965	9,784	643
Net Investment Income (Loss)	(5,631)	7,100	3,562
Realized Gain (Loss):
Investments Sold	47,105	93,333	114
Foreign Currency Exchange Contracts	—	—	(667)
Foreign Currency Transactions	(37)	4	(94)
Net Realized Gain (Loss)	47,068	93,337	(647)
Change in Unrealized Appreciation (Depreciation):
Investments	(193,849)	(49,796)	(7,262)
Foreign Currency Exchange Contracts	—	—	(170)
Foreign Currency Translations	(1)	(4)	(120)
Net Change in Unrealized Appreciation (Depreciation)	(193,850)	(49,800)	(7,552)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(146,782)	43,537	(8,199)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(152,413)	$50,637	$(4,637)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Active International Allocation Portfolio		Asian Equity Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)		Period from December 28, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$9,429	$8,719		$(1)	$	(—	@)
Net Realized Gain (Loss)	20,487	12,002		(70)		(2)
Net Change in Unrealized Appreciation (Depreciation)	(88,922)	13,445		(190)		31
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,006)	34,166		(261)		29
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,740)	(8,900)		—		—
Class P:
Net Investment Income	(195)	(251)		—		—
Total Distributions	(6,935)	(9,151)		—		—
Capital Share Transactions:(1)
Class I:
Subscribed	16,620	17,789		185		1,200
Distributions Reinvested	6,595	8,573		—		—
Redeemed	(98,789)	(142,063)		—		—
Class P:
Subscribed	2,040	2,703		—		100
Distributions Reinvested	193	250		—		—
Redeemed	(4,111)	(5,510)		—		—
Class H:
Subscribed	—	—		—		100
Class L:
Subscribed	—	—		—		100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(77,452)	(118,258)		185		1,500
Redemption Fees	1	7		—		—
Total Increase (Decrease) in Net Assets	(143,392)	(93,236)		(76)		1,529
Net Assets:
Beginning of Period	455,827	549,063		1,529		—
End of Period	$312,435	$455,827		$1,453		$1,529
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(1,888)	$(1,349)	$	(— @)		$—
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,394	1,638		22		120
Shares Issued on Distributions Reinvested	673	729		—		—
Shares Redeemed	(8,669)	(12,896)		—		—
Net Increase (Decrease) in Class I Shares Outstanding	(6,602)	(10,529)		22		120
Class P:
Shares Subscribed	166	239		—		10
Shares Issued on Distributions Reinvested	19	21		—		—
Shares Redeemed	(352)	(514)		—		—
Net Increase (Decrease) in Class P Shares Outstanding	(167)	(254)		—		10
Class H:
Shares Subscribed	—	—		—		10
Class L:
Shares Subscribed	—	—		—		10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Emerging Markets Portfolio		Global Advantage Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Period from December 28, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$14,687	$8,341	$9	$	(—	@)
Net Realized Gain (Loss)	102,195	354,824	(1)		(—	@)
Net Change in Unrealized Appreciation (Depreciation)	(455,950)	(15,398)	17		1
Net Increase (Decrease) in Net Assets Resulting from Operations	(339,068)	347,767	25		1
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(15,877)	(11)		—
Net Realized Gain	(24,410)	—	—		—
Class P:
Net Investment Income	—	(637)	(1)		—
Net Realized Gain	(867)	—	—		—
Class H:
Net Investment Income	—	—	(4)		—
Class L:
Net Investment Income	—	—	(— @)		—
Total Distributions	(25,277)	(16,514)	(16)		—
Capital Share Transactions:(1)
Class I:
Subscribed	150,629	281,040	940		700
Distributions Reinvested	24,390	15,473	6		—
Redeemed	(659,627)	(778,895)	(61)		—
Class P:
Subscribed	7,123	18,354	—		100
Distributions Reinvested	857	633	—		—
Redeemed	(59,019)	(48,150)	—		—
Class H:
Subscribed	—	—	700		200
Distributions Reinvested	—	—	3		—
Class L:
Subscribed	—	—	—		100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(535,647)	(511,545)	1,588		1,100
Redemption Fees	158	224	—		—
Total Increase (Decrease) in Net Assets	(899,834)	(180,068)	1,597		1,101
Net Assets:
Beginning of Period	2,145,212	2,325,280	1,101		—
End of Period	$1,245,378	$2,145,212	$2,698		$1,101
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(9,486)	$(20,221)	$(8)	$	(—	@)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Emerging Markets Portfolio		Global Advantage Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)		Period from December 28, 2010^ to December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,906	11,677	96		70
Shares Issued on Distributions Reinvested	1,132	588	1		—
Shares Redeemed	(26,716)	(32,609)	(6)		—
Net Increase (Decrease) in Class I Shares Outstanding	(19,678)	(20,344)	91		70
Class P:
Shares Subscribed	295	782	—		10
Shares Issued on Distributions Reinvested	41	25	—		—
Shares Redeemed	(2,412)	(2,131)	—		—
Net Increase (Decrease) in Class P Shares Outstanding	(2,076)	(1,324)	—		10
Class H:
Shares Subscribed	—	—	70		20
Shares Issued on Distributions Reinvested	—	—	—	@	—
Net Increase in Class H Shares Outstanding	—	—	70		20
Class L:
Shares Subscribed	—	—	—		10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Global Discovery Portfolio			Global Franchise Portfolio
	Year Ended December 31, 2011 (000)	Period from December 28, 2010^ to December 31, 2010 (000)		Year Ended December 31, 2011 (000)		Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$35	$	(— @)		$3,262	$1,980
Net Realized Gain (Loss)	26		(1)		5,715	17,660
Net Change in Unrealized Appreciation (Depreciation)	(255)		(3)		4,035	(4,820)
Net Increase (Decrease) in Net Assets Resulting from Operations	(194)		(4)		13,012	14,820
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(31)		—		(3,602)	(2,672)
Net Realized Gain	(1)		—		(2,015)	—
Class P:
Net Investment Income	(1)		—		(240)	(264)
Net Realized Gain	(— @)		—		(154)	—
Class H:
Net Investment Income	(13)		—		—	—
Net Realized Gain	(1)		—		—	—
Class L:
Net Investment Income	(— @)		—		—	—
Net Realized Gain	(— @)		—		—	—
Total Distributions	(47)		—		(6,011)	(2,936)
Capital Share Transactions:(1)
Class I:
Subscribed	1,897		700		140,007	34,361
Distributions Reinvested	23		—		4,060	2,566
Redeemed	(87)		—		(28,592)	(70,062)
Class P:
Subscribed	—		100		9,450	857
Distributions Reinvested	—		—		368	248
Redeemed	—		—		(4,609)	(1,719)
Class H:
Subscribed	937		350		—	—
Distributions Reinvested	10		—		—	—
Class L:
Subscribed	—		100		—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,780		1,250		120,684	(33,749)
Total Increase (Decrease) in Net Assets	2,539		1,246		127,685	(21,865)
Net Assets:
Beginning of Period	1,246		—		99,319	121,184
End of Period	$3,785		$1,246		$227,004	$99,319
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(3)		$(1)	$	(— @)	$328

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Global Discovery Portfolio		Global Franchise Portfolio
	Year Ended December 31, 2011 (000)	Period from December 28, 2010^ to December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	207	70	8,718	2,390
Shares Issued on Distributions Reinvested	3	—	254	169
Shares Redeemed	(10)	—	(1,797)	(4,794)
Net Increase (Decrease) in Class I Shares Outstanding	200	70	7,175	(2,235)
Class P:
Shares Subscribed	—	10	578	59
Shares Issued on Distributions Reinvested	—	—	23	17
Shares Redeemed	—	—	(283)	(121)
Net Increase (Decrease) in Class P Shares Outstanding	—	10	318	(45)
Class H:
Shares Subscribed	92	35	—	—
Shares Issued on Distributions Reinvested	1	—	—	—
Net Increase in Class H Shares Outstanding	93	35	—	—
Class L:
Shares Subscribed	—	10	—	—

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Global Insight Portfolio
	Period from December 28, 2011^ to December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$	(—	@)
Net Realized Loss		(—	@)
Net Change in Unrealized Appreciation (Depreciation)		6
Net Increase in Net Assets Resulting from Operations		6
Capital Share Transactions:(1)
Class I:
Subscribed		10
Class H:
Subscribed		810
Class L:
Subscribed		10
Net Increase in Net Assets Resulting from Capital Share Transactions		830
Total Increase in Net Assets		836
Net Assets:
Beginning of Period		—
End of Period		$836
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$	(—	@)
(1) Capital Share Transactions:
Class I:
Shares Subscribed		1
Class H:
Shares Subscribed		81
Class L:
Shares Subscribed		1

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Global Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Period from April 1, 2010 to December 31, 2010 (000)	Year Ended March 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$2	$(18)	$(24)
Net Realized Gain	854	309	67
Net Change in Unrealized Appreciation (Depreciation)	(1,351)	1,576	4,041
Net Increase (Decrease) in Net Assets Resulting from Operations	(495)	1,867	4,084
Distributions from and/or in Excess of:
Class A:
Net Realized Gain	—	—	(17)
Class C:
Net Realized Gain	—	—	(3)
Class I:
Net Realized Gain	(570)	—	(17)
Class P:
Net Realized Gain	(1)	—	—
Class H:
Net Realized Gain	(341)	—	—
Class L:
Net Realized Gain	(37)	—	—
Class R:**
Net Realized Gain	—	—	(— @)
Total Distributions	(949)	—	(37)
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	6,696
Distributions Reinvested	—	—	16
Conversion to Class H in connection with Reorganization	—	(5,407)	—
Redeemed	—	—	(1,432)
Class B:
Subscribed	—	115	804
Conversion to Class H in connection with Reorganization	—	(892)	—
Redeemed	—	(68)	(174)
Class C:
Subscribed	—	—	1,329
Distributions Reinvested	—	—	3
Conversion to Class L in connection with Reorganization	—	(682)	—
Redeemed	—	—	(186)
Class I:
Subscribed	3,743	12	2,220
Distributions Reinvested	215	—	1
Conversion to Class I in connection with Reorganization	—	(4,786)	—
Conversion from Class I in connection with Reorganization	—	4,786	—
Redeemed	(121)	(1,087)	(1,085)
Class P:
Subscribed	—	10 *	—
Class H:
Subscribed	251	830	—
Distributions Reinvested	333	—	—
Conversion from Class A in connection with Reorganization	—	5,407	—
Conversion from Class B in connection with Reorganization	—	892	—
Redeemed	(1,114)	(4,130)	—
Class L:
Subscribed	120	29	—
Distributions Reinvested	29	—	—
Conversion from Class C in connection with Reorganization	—	682	—
Redeemed	(255)	(823)	—
Class R:**
Subscribed	—	—	35
Distributions Reinvested	—	—	— @
Redeemed	—	(96)	(39)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	3,201	(5,208)	8,188
Redemption Fees	1	—	—
Total Increase (Decrease) in Net Assets	1,758	(3,341)	12,235
Net Assets:
Beginning of Period	11,853	15,194	2,959
End of Period	$13,611	$11,853	$15,194
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$1	$(38)	$(22)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Global Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Period from April 1, 2010 to December 31, 2010 (000)	Year Ended March 31, 2010 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—	—	835
Shares Issued on Distributions Reinvested	—	—	2
Conversion to Class H in connection with Reorganization	—	(630)	—
Shares Redeemed	—	—	(171)
Net Increase (Decrease) in Class A Shares Outstanding	—	(630)	666
Class B:
Shares Subscribed	—	13	105
Conversion to Class H in connection with Reorganization	—	(104)	—
Shares Redeemed	—	(9)	(21)
Net Increase (Decrease) in Class B Shares Outstanding	—	(100)	84
Class C:
Shares Subscribed	—	—	160
Shares Issued on Distributions Reinvested	—	—	— @@
Conversion to Class L in connection with Reorganization	—	(80)	—
Shares Redeemed	—	—	(22)
Net Increase (Decrease) in Class A Shares Outstanding	—	(80)	138
Class I:
Shares Subscribed	345	1	256
Shares Issued on Distributions Reinvested	21	—	— @@
Conversion to Class I in connection with Reorganization	—	555	—
Conversion from Class I in connection with Reorganization	—	(555)	—
Shares Redeemed	(11)	(127)	(128)
Net Increase (Decrease) in Class I Shares Outstanding	355	(126)	128
Class P:
Shares Subscribed	—	1 *	—
Class H:
Shares Subscribed	22	84	—
Shares Issued on Distributions Reinvested	32	—	—
Conversion from Class A in connection with Reorganization	—	630	—
Conversion from Class B in connection with Reorganization	—	104	—
Shares Redeemed	(95)	(435)	—
Net Increase (Decrease) in Class H Shares Outstanding	(41)	383	—
Class L:
Shares Subscribed	10	2	—
Shares Issued on Distributions Reinvested	3	—	—
Conversion from Class C in connection with Reorganization	—	80	—
Shares Redeemed	(22)	(93)	—
Net Decrease in Class L Shares Outstanding	(9)	(11)	—
Class R:**
Shares Subscribed	—	—	4
Shares Issued on Distributions Reinvested	—	—	— @@
Shares Redeemed	—	(10)	(4)
Net Increase (Decrease) in Class R Shares Outstanding	—	(10)	— @@

*  For the period May 21, 2010 (commencement of operations) through December 31, 2010.

**  Class R Shares liquidated prior to the Reorganization on May 21, 2010.

@  Amount is less than $500.

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Global Real Estate Portfolio		International Advantage Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Period from December 28, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$24,068	$18,233	$23	$	(— @)
Net Realized Gain (Loss)	101,786	(7,577)	13		(1)
Net Change in Unrealized Appreciation (Depreciation)	(268,351)	153,231	(78)		(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	(142,497)	163,887	(42)		(2)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(26,117)	(22,289)	(15)		—
Net Realized Gain	—	—	(12)		—
Class P:
Net Investment Income	(2,381)	(1,296)	(1)		—
Net Realized Gain	—	—	(1)		—
Class H:
Net Investment Income	(167)	(203)	(6)		—
Net Realized Gain	—	—	(6)		—
Class L:
Net Investment Income	(91)	(74)	(— @)		—
Net Realized Gain	—	—	(1)		—
Total Distributions	(28,756)	(23,862)	(42)		—
Capital Share Transactions:(1)
Class I:
Subscribed	733,537	539,544	113		1,200
Distributions Reinvested	23,292	19,144	2		—
Redeemed	(484,561)	(110,386)	(8)		—
Class P:
Subscribed	108,062	17,980	—		100
Distributions Reinvested	2,379	1,295	—		—
Redeemed	(29,195)	(13,883)	—		—
Class H:
Subscribed	3,323	10,880	600		100
Distributions Reinvested	165	199	11		—
Redeemed	(4,559)	(1,047)	—		—
Class L:
Subscribed	3,627	2,979	—		100
Distributions Reinvested	83	74	—		—
Redeemed	(1,247)	(304)	—		—
Net Increase in Net Assets Resulting from Capital Share Transactions	354,906	466,475	718		1,500
Total Increase in Net Assets	183,653	606,500	634		1,498
Net Assets:
Beginning of Period	1,300,117	693,617	1,498		—
End of Period	$1,483,770	$1,300,117	$2,132		$1,498
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(5,172)	$(9,201)	$—		$(1)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Global Real Estate Portfolio		International Advantage Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)		Period from December 28, 2010^ to December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	86,151	64,397	11		120
Shares Issued on Distributions Reinvested	2,992	2,295	—	@@	—
Shares Redeemed	(55,407)	(13,717)	(1)		—
Net Increase in Class I Shares Outstanding	33,736	52,975	10		120
Class P:
Shares Subscribed	12,360	2,273	—		10
Shares Issued on Distributions Reinvested	306	157	—		—
Shares Redeemed	(3,577)	(1,750)	—		—
Net Increase in Class P Shares Outstanding	9,089	680	—		10
Class H:
Shares Subscribed	385	1,323	60		10
Shares Issued on Distributions Reinvested	21	24	1		—
Shares Redeemed	(512)	(123)	—		—
Net Increase (Decrease) in Class H Shares Outstanding	(106)	1,224	61		10
Class L:
Shares Subscribed	408	398	—		10
Shares Issued on Distributions Reinvested	11	9	—		—
Shares Redeemed	(163)	(40)	—		—
Net Increase in Class L Shares Outstanding	256	367	—		10

^  Commencement of operations.

@  Amount is less than $500.

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	International Equity Portfolio		International Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)		Period from March 31, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$97,352	$83,394		$42	$13
Net Realized Gain (Loss)	132,674	(137,837)		283	(84)
Net Change in Unrealized Appreciation (Depreciation)	(553,978)	302,525		(1,012)	1,241
Net Increase (Decrease) in Net Assets Resulting from Operations	(323,952)	248,082		(687)	1,170
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(73,415)	(48,950)		(49)	—
Net Realized Gain	—	—		(226)	—
Class P:
Net Investment Income	(20,616)	(11,050)		(1)	—
Net Realized Gain	—	—		(5)	—
Class H:
Net Investment Income	—	—		(4)	—
Net Realized Gain	—	—		(34)	—
Class L:
Net Realized Gain	—	—		(5)	—
Total Distributions	(94,031)	(60,000)		(324)	—
Capital Share Transactions:(1)
Class I:
Subscribed	496,856	703,889		—	4,700
Distributions Reinvested	68,142	44,431		—	—
Redeemed	(664,126)	(673,827)		—	—
Class P:
Subscribed	197,736	458,705		—	100
Distributions Reinvested	20,608	11,047		—	—
Redeemed	(126,932)	(712,539)		—	—
Class H:
Subscribed	—	—		50	650
Distributions Reinvested	—	—		33	—
Class L:
Subscribed	—	—		—	100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,716)	(168,294)		83	5,550
Redemption Fees	109	308		—	—
Total Increase (Decrease) in Net Assets	(425,590)	20,096		(928)	6,720
Net Assets:
Beginning of Period	4,300,995	4,280,899		6,720	—
End of Period	$3,875,405	$4,300,995		$5,792	$6,720
Undistributed Net Investment Income Included in End of Period Net Assets	$667	$486	$	(— @)	$13

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	International Equity Portfolio		International Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Period from March 31, 2010^ to December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	36,905	55,259	—	470
Shares Issued on Distributions Reinvested	5,740	3,311	—	—
Shares Redeemed	(48,810)	(52,665)	—	—
Net Increase (Decrease) in Class I Shares Outstanding	(6,165)	5,905	—	470
Class P:
Shares Subscribed	14,358	36,653	—	10
Shares Issued on Distributions Reinvested	1,755	833	—	—
Shares Redeemed	(9,513)	(56,399)	—	—
Net Increase (Decrease) in Class P Shares Outstanding	6,600	(18,913)	—	10
Class H:
Shares Subscribed	—	—	5	67
Shares Issued on Distributions Reinvested	—	—	3	—
Net Increase in Class H Shares Outstanding	—	—	8	67
Class L:
Shares Subscribed	—	—	—	10

^  Commencement of operations.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	International Real Estate Portfolio		International Small Cap Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,135	$16,694	$4,815	$3,247
Net Realized Gain (Loss)	(44,613)	(102,047)	30,758	21,594
Net Change in Unrealized Appreciation (Depreciation)	(23,815)	119,410	(104,973)	34,562
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,293)	34,057	(69,400)	59,403
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(9,300)	(12,992)	—	(1,110)
Class P:
Net Investment Income	(125)	(168)	—	(308)
Total Distributions	(9,425)	(13,160)	—	(1,418)
Capital Share Transactions:(1)
Class I:
Subscribed	25,214	43,527	29,291	32,961
Distributions Reinvested	5,799	7,210	—	918
Redeemed	(151,178)	(137,521)	(84,991)	(107,894)
Class P:
Subscribed	56	26	700	26,252
Distributions Reinvested	112	153	—	308
Redeemed	(1,252)	(3,315)	(891)	(2,011)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(121,249)	(89,920)	(55,891)	(49,466)
Redemption Fees	1	6	8	2
Total Increase (Decrease) in Net Assets	(191,966)	(69,017)	(125,283)	8,521
Net Assets:
Beginning of Period	403,061	472,078	421,436	412,915
End of Period	$211,095	$403,061	$296,153	$421,436
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$4,965	$5,613	$2,489	$(203)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,453	2,584	2,153	2,771
Shares Issued on Distributions Reinvested	317	397	—	82
Shares Redeemed	(8,685)	(7,948)	(6,381)	(8,848)
Net Decrease in Class I Shares Outstanding	(6,915)	(4,967)	(4,228)	(5,995)
Class P:
Shares Subscribed	3	1	53	2,196
Shares Issued on Distributions Reinvested	6	8	—	28
Shares Redeemed	(71)	(190)	(68)	(169)
Net Increase (Decrease) in Class P Shares Outstanding	(62)	(181)	(15)	2,055

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Select Global Infrastructure Portfolio
	Year Ended December 31, 2011 (000)	Period from September 20, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$246	$79
Net Realized Gain	369	25
Net Change in Unrealized Appreciation (Depreciation)	1,091	376
Net Increase in Net Assets Resulting from Operations	1,706	480
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(240)	(80)
Net Realized Gain	(358)	—
Class P:
Net Investment Income	(2)	(1)
Net Realized Gain	(3)	—
Class H:
Net Investment Income	(2)	(1)
Net Realized Gain	(3)	—
Class L:
Net Investment Income	(1)	(— @)
Net Realized Gain	(3)	—
Total Distributions	(612)	(82)
Capital Share Transactions:(1)
Class I:
Subscribed	1,469	9,700
Distributions Reinvested	65	—
Redeemed	(92)	—
Class P:
Subscribed	—	100
Class H:
Subscribed	—	100
Class L:
Subscribed	—	100
Net Increase in Net Assets Resulting from Capital Share Transactions	1,442	10,000
Total Increase in Net Assets	2,536	10,398
Net Assets:
Beginning of Period	10,398	—

End of Period		$12,934		$10,398
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$	(—	@)	$(1)
(1) Capital Share Transactions:
Class I:

Shares Subscribed	127	970
Shares Issued on Distributions Reinvested	6	—
Shares Redeemed	(8)	—
Net Increase in Class I Shares Outstanding	125	970
Class P:
Shares Subscribed	—	10
Class H:
Shares Subscribed	—	10
Class L:
Shares Subscribed	—	10

^  Commencement of operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Advantage Portfolio
	Year Ended December 31, 2011 (000)	Period from September 1 to December 31, 2010 (000)	Year Ended August 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$24	$7	$23
Net Realized Gain (Loss)	214	175	(172)
Net Change in Unrealized Appreciation (Depreciation)	106	850	889
Net Increase in Net Assets Resulting from Operations	344	1,032	740
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(43)	(16)	(23)
Class P:
Net Investment Income	(— @)	(— @)	—
Class H:
Net Investment Income	(3)	(2)	(4)
Class L:
Net Investment Income	(1)	(— @)	(1)
Class R:***
Net Investment Income	—	—	(— @)
Total Distributions	(47)	(18)	(28)
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	—
Distributions Reinvested	—	—	—
Conversion to Class H in connection with Reorganization	—	—	(1,088)
Redeemed	—	—	—
Class B:
Subscribed	—	—	4 *
Distributions Reinvested	—	—	—
Conversion to Class H in connection with Reorganization	—	—	(212)
Redeemed	—	—	(43)*
Class C:
Subscribed	—	—	—
Distributions Reinvested	—	—	—
Conversion to Class L in connection with Reorganization	—	—	(154)
Redeemed	—	—	—
Class I:
Subscribed	1,997	—	11
Distributions Reinvested	12	— @	—
Conversion to Class I in connection with Reorganization	—	—	(4,141)
Conversion from Class I in connection with Reorganization	—	—	4,141
Redeemed	(22)	— @	—
Class P:
Subscribed	—	9	1 **
Class H:
Subscribed	25	—	331
Distributions Reinvested	3	2	4
Conversion from Class A in connection with Reorganization	—	—	1,088
Conversion from Class B in connection with Reorganization	—	—	212
Redeemed	(187)	(139)	(420)
Class L:
Subscribed	50	—	1
Distributions Reinvested	— @	— @	— @
Conversion to Class C in connection with Reorganization	—	—	154
Redeemed	(4)	(31)	(25)
Class R:***
Redeemed	—	—	(97)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,874	(159)	(233)
Total Increase in Net Assets	2,171	855	479
Net Assets:
Beginning of Period	6,283	5,428	4,949
End of Period	$8,454	$6,283	$5,428
Undistributed (Distributions in excess of) Net Investment Income Included in End of Period Net Assets	$(22)	$1	$12

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Advantage Portfolio
	Year Ended December 31, 2011 (000)		Period from September 1 to December 31, 2010 (000)		Year Ended August 31, 2010 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—		—		—
Shares Issued on Distributions Reinvested	—		—		—
Conversion to Class H in connection with Reorganization	—		—		(121)
Shares Redeemed	—		—		—
Net Decrease in Class A Shares Outstanding	—		—		(121)
Class B:
Shares Subscribed	—		—		—	@@*
Shares Issued on Distributions Reinvested	—		—		—
Conversion to Class H in connection with Reorganization	—		—		(24)
Shares Redeemed	—		—		(4	)*
Net Decrease in Class B Shares Outstanding	—		—		(28)
Class C:
Shares Subscribed	—		—		—
Shares Issued on Distributions Reinvested	—		—		—
Conversion to Class L in connection with Reorganization	—		—		(17)
Shares Redeemed	—		—		—
Net Decrease in Class C Shares Outstanding	—		—		(17)
Class I:
Shares Subscribed	176		—		1
Shares Issued on Distributions Reinvested	1		—	@@	—
Conversion to Class I in connection with Reorganization	—		—		(460)
Conversion from Class I in connection with Reorganization	—		—		460
Shares Redeemed	(2)		(—	@@)	—
Net Increase in Class I Shares Outstanding	175		—	@@	1
Class P:
Shares Subscribed	—		1		—	@@**
Class H:
Shares Subscribed	2		—		35
Shares Issued on Distributions Reinvested	—	@@	—	@@	—	@@
Conversion from Class A in connection with Reorganization	—		—		121
Conversion from Class B in connection with Reorganization	—		—		24
Shares Redeemed	(16)		(13)		(47)
Net Decrease in Class H Shares Outstanding	(14)		(13)		(133)
Class L:
Shares Subscribed	4		—		—	@@
Shares Issued on Distributions Reinvested	—	@@	—	@@	—	@@
Conversion from Class C in connection with Reorganization	—		—		17
Shares Redeemed	(—	@@)	(3)		(3)
Net Increase (Decrease) in Class L Shares Outstanding	4		(3)		14
Class R:***
Shares Redeemed	—		—		(10)

*  For the period September 1, 2009 through May 21, 2010.

**  For the period May 21, 2010 through August 31, 2010.

***  Class R shares liquidated on April 30, 2010.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Focus Growth Portfolio		Growth Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(72)	$(34)	$30	$1,770
Net Realized Gain	1,223	1,193	77,749	29,690
Net Change in Unrealized Appreciation (Depreciation)	(3,087)	2,402	(100,432)	126,809
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,936)	3,561	(22,653)	158,269
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	—	(1,649)	(13)
Class P:
Net Investment Income	—	—	(79)	(2)
Total Distributions	—	—	(1,728)	(15)
Capital Share Transactions:(1)
Class I:
Subscribed	15,239	11,367	95,503	60,077
Distributions Reinvested	—	—	1,646	13
Redeemed	(8,677)	(4,851)	(159,435)	(165,796)
Class P:
Subscribed	126	281	33,841	38,853
Distributions Reinvested	—	—	79	2
Redeemed	(109)	(374)	(30,278)	(23,953)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	6,579	6,423	(58,644)	(90,804)
Total Increase (Decrease) in Net Assets	4,643	9,984	(83,025)	67,450
Net Assets:
Beginning of Period	19,322	9,338	840,995	773,545
End of Period	$23,965	$19,322	$757,970	$840,995
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$2	$—	$24	$1,721
(1) Capital Share Transactions:
Class I:
Shares Subscribed	773	673	3,775	2,868
Shares Issued on Distributions Reinvested	—	—	60	1
Shares Redeemed	(440)	(289)	(6,374)	(8,037)
Net Increase (Decrease) in Class I Shares Outstanding	333	384	(2,539)	(5,168)
Class P:
Shares Subscribed	6	17	1,380	1,744
Shares Issued on Distributions Reinvested	—	—	3	— @@
Shares Redeemed	(6)	(25)	(1,222)	(1,137)
Net Increase (Decrease) in Class P Shares Outstanding	— @@	(8)	161	607

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

Insight Portfolio
Period from December 28, 2011^ to December 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$ (— @)
Net Change in Unrealized Appreciation (Depreciation)	5
Net Increase in Net Assets Resulting from Operations	5
Capital Share Transactions:(1)
Class I:
Subscribed	10
Class H:
Subscribed	810
Class L:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	830
Total Increase in Net Assets	835
Net Assets:
Beginning of Period	—
End of Period	$835
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$—
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1
Class H:
Shares Subscribed	81
Class L:
Shares Subscribed	1

^  Commencement of operation.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Period from July 1 to December 31, 2010 (000)	Year Ended June 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(804)	$(69)	$(1,862)
Net Realized Gain	22,570	17,322	36,391
Net Change in Unrealized Appreciation (Depreciation)	(21,762)	51,253	35,289
Net Increase in Net Assets Resulting from Operations	4	68,506	69,818
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	—
Conversion to Class H in connection with Reorganization	—	—	(228,193)
Redeemed	—	—	—
Class B:
Subscribed	—	—	7,121 *
Conversion to Class H in connection with Reorganization	—	—	(30,342)
Redeemed	—	—	(17,901)*
Class C:
Subscribed	—	—	—
Conversion to Class L in connection with Reorganization	—	—	(39,143)
Redeemed	—	—	—
Class I:
Subscribed	6,663	1,356	19,262
Conversion to Class I in connection with Reorganization	—	—	(7,430)
Conversion from Class I in connection with Reorganization	—	—	7,430
Redeemed	(6,311)	(2,412)	(17,891)
Class P:
Subscribed	2,502	2,009	1 **
Redeemed	(2,407)	—	—
Class H:
Subscribed	7,548	1,877	85,104
Conversion from Class A in connection with Reorganization	—	—	228,193
Conversion from Class B in connection with Reorganization	—	—	30,342
Redeemed	(50,831)	(37,580)	(155,308)
Class L:
Subscribed	500	362	10,142
Conversion from Class C in connection with Reorganization	—	—	39,143
Redeemed	(9,104)	(4,780)	(10,734)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(51,440)	(39,168)	(80,204)
Total Increase (Decrease) in Net Assets	(51,436)	29,338	(10,386)
Net Assets:
Beginning of Period	295,486	266,148	276,534
End of Period	$244,050	$295,486	$266,148
Accumulated Net Investment Loss Included in End of Period Net Assets	$(13)	$(112)	$(28)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Opportunity Portfolio
	Year Ended December 31, 2011 (000)	Period from July 1 to December 31, 2010 (000)	Year Ended June 30, 2010 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—	—	—
Conversion to Class H in connection with Reorganization	—	—	(19,044)
Shares Redeemed	—	—	—
Net Decrease in Class A Shares Outstanding	—	—	(19,044)
Class B:
Shares Subscribed	—	—	649	*
Conversion to Class H in connection with Reorganization	—	—	(2,713)
Shares Redeemed	—	—	(1,595	)*
Net Decrease in Class B Shares Outstanding	—	—	(3,659)
Class C:
Shares Subscribed	—	—	—
Conversion to Class L in connection with Reorganization	—	—	(3,562)
Shares Redeemed	—	—	—
Net Decrease in Class A Shares Outstanding	—	—	(3,562)
Class I:
Shares Subscribed	429	97	1,579
Conversion to Class I in connection with Reorganization	—	—	(613)
Conversion from Class I in connection with Reorganization	—	—	613
Shares Redeemed	(399)	(178)	(1,443)
Net Increase (Decrease) in Class I Shares Outstanding	30	(81)	136
Class P:
Shares Subscribed	154	139	—	@@**
Shares Redeemed	(154)	—	—
Net Increase in Class I Shares Outstanding	— @@	139	—	@@**
Class H:
Shares Subscribed	486	135	7,209
Conversion from Class A in connection with Reorganization	—	—	19,044
Conversion from Class B in connection with Reorganization	—	—	2,532
Shares Redeemed	(3,265)	(2,815)	(12,894)
Net Increase (Decrease) in Class H Shares Outstanding	(2,779)	(2,680)	15,891
Class L:
Shares Subscribed	36	28	931
Conversion from Class C in connection with Reorganization	—	—	3,562
Shares Redeemed	(643)	(383)	(966)
Net Increase (Decrease) in Class L Shares Outstanding	(607)	(355)	3,527

*  For the period July 1, 2009 through May 21, 2010.

**  For the period May 21, 2010 through June 30, 2010.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Small Company Growth Portfolio		U.S. Real Estate Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(5,631)	$237	$7,100	$12,536
Net Realized Gain (Loss)	47,068	(19,991)	93,337	110,425
Net Change in Unrealized Appreciation (Depreciation)	(193,850)	404,906	(49,800)	117,403
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,413)	385,152	50,637	240,364
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	—	(7,696)	(10,759)
Net Realized Gain	(19,649)	—	—	—
Class P:
Net Investment Income	—	—	(714)	(1,535)
Net Realized Gain	(5,558)	—	—	—
Class H:
Net Realized Gain	(630)	—	—	—
Class L:
Net Realized Gain	(33)	—	—	—
Total Distributions	(25,870)	—	(8,410)	(12,294)
Capital Share Transactions:(1)
Class I:
Subscribed	262,046	200,631	189,073	509,963
Issued due to a tax-free reorganization	56	—	635	—
Distributions Reinvested	17,686	—	6,787	10,349
Redeemed	(300,632)	(215,682)	(316,556)	(449,135)
Class P:
Subscribed	61,496	78,528	31,619	52,948
Distributions Reinvested	5,556	—	697	875
Redeemed	(270,497)	(204,668)	(33,714)	(109,259)
Class H:*
Subscribed	29	—	156	—
Issued due to a tax-free reorganization	34,449	—	27,271	—
Distributions Reinvested	612	—	—	—
Redeemed	(1,272)	—	(1,095)	—
Class L:*
Subscribed	1	—	15	—
Issued due to a tax-free reorganization	1,783	—	6,074	—
Distributions Reinvested	32	—	—	—
Redeemed	(63)	—	(276)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(188,718)	(141,191)	(89,314)	15,741
Redemption Fees	139	100	—	—
Total Increase (Decrease) in Net Assets	(366,862)	244,061	(47,087)	243,811
Net Assets:
Beginning of Period	1,757,905	1,513,844	944,795	700,984
End of Period	$1,391,043	$1,757,905	$897,708	$944,795
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(832)	$147	$1,239	$340

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Small Company Growth Portfolio		U.S. Real Estate Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	18,817	17,409	12,757	40,569
Shares Issued due to tax-free reorganization	4	—	43	—
Shares Issued on Distributions Reinvested	1,416	—	462	821
Shares Redeemed	(21,915)	(18,495)	(21,365)	(34,016)
Net Increase (Decrease) in Class I Shares Outstanding	(1,678)	(1,086)	(8,103)	7,374
Class P:
Shares Subscribed	4,662	7,233	2,176	4,243
Shares Issued on Distributions Reinvested	477	—	48	71
Shares Redeemed	(21,097)	(18,553)	(2,312)	(8,540)
Net Decrease in Class P Shares Outstanding	(15,958)	(11,320)	(88)	(4,226)
Class H:*
Shares Subscribed	3	—	11	—
Shares Issued due to tax-free reorganization	2,763	—	1,878	—
Shares Issued on Distributions Reinvested	52	—	—	—
Shares Redeemed	(105)	—	(77)	—
Net Increase in Class H Shares Outstanding	2,713	—	1,812	—
Class L:*
Shares Subscribed	— @@	—	1	—
Shares Issued due to tax-free reorganization	143	—	418	—
Shares Issued on Distributions Reinvested	3	—	—	—
Shares Redeemed	(5)	—	(19)	—
Net Increase in Class L Shares Outstanding	141	—	400	—

*  For the period November 11, 2011 (commencement of operations) through December 31, 2011.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,562	$3,316
Net Realized Gain (Loss)	(647)	3,430
Net Change in Unrealized Appreciation (Depreciation)	(7,552)	41
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,637)	6,787
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,114)	(2,318)
Net Realized Gain	(764)	(1,180)
Class P:
Net Investment Income	(397)	(438)
Net Realized Gain	(96)	(279)
Class H:
Net Investment Income	(114)	(142)
Net Realized Gain	(26)	(87)
Class L:
Net Investment Income	(227)	(251)
Net Realized Gain	(63)	(197)
Total Distributions	(4,801)	(4,892)
Capital Share Transactions:(1)
Class I:
Subscribed	72,085	22,346
Distributions Reinvested	1,766	2,966
Redeemed	(25,667)	(36,261)
Class P:
Subscribed	3,753	2,343
Distributions Reinvested	493	717
Redeemed	(3,289)	(794)
Class H:
Subscribed	2,128	491
Distributions Reinvested	140	229
Redeemed	(960)	(1,095)
Class L:
Subscribed	1,819	3,837
Distributions Reinvested	290	448
Redeemed	(1,205)	(819)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	51,353	(5,592)
Redemption Fees	1	1
Total Increase (Decrease) in Net Assets	41,916	(3,696)
Net Assets:
Beginning of Period	42,345	46,041
End of Period	$84,261	$42,345
Undistributed Net Investment Income Included in End of Period Net Assets	$(9)	$950

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Statements of Changes in Net Assets (cont'd)

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2011 (000)	Year Ended December 31, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,856	1,740
Shares Issued on Distributions Reinvested	149	237
Shares Redeemed	(2,133)	(2,788)
Net Increase (Decrease) in Class I Shares Outstanding	3,872	(811)
Class P:
Shares Subscribed	292	183
Shares Issued on Distributions Reinvested	40	56
Shares Redeemed	(277)	(60)
Net Increase in Class P Shares Outstanding	55	179
Class H:
Shares Subscribed	163	39
Shares Issued on Distributions Reinvested	12	18
Shares Redeemed	(77)	(85)
Net Increase (Decrease) in Class H Shares Outstanding	98	(28)
Class L:
Shares Subscribed	142	293
Shares Issued on Distributions Reinvested	24	36
Shares Redeemed	(100)	(63)
Net Increase in Class L Shares Outstanding	66	266

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.06		$11.30		$9.11		$15.92	$15.10
Income (Loss) from Investment Operations:
Net Investment Income†	0.27		0.20		0.21		0.35	0.30
Net Realized and Unrealized Gain (Loss)	(2.03)		0.81		2.26		(6.41)	1.96
Total from Investment Operations	(1.76)		1.01		2.47		(6.06)	2.26
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.25)		(0.28)		(0.14)	(0.54)
Net Realized Gain	—		—		—		(0.61)	(0.90)
Total Distributions	(0.23)		(0.25)		(0.28)		(0.75)	(1.44)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.07		$12.06		$11.30		$9.11	$15.92
Total Return++	(14.56)%		8.95%		27.26%		(39.25)%	15.30%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$302,048		$441,350		$532,584		$565,313	$1,093,735
Ratio of Expenses to Average Net Assets (1)	0.84	%+††^	0.79	%+††	0.79	%+	0.79%+	0.80	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.84	%+††^	0.79	%+††	0.79	%+	0.79%+	0.80	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.33	%+††	1.82	%+††	2.23	%+	2.70%+	1.93	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	26%		19%		33%		34%	28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.95	%††	0.92	%+††	0.85	%+	0.82%+	0.81	%+
Net Investment Income to Average Net Assets	2.22	%††	1.69	%+††	2.17	%+	2.67%+	1.92	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2011, the maximum ratio was 0.80% for Class I shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Active International Allocation Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.28		$11.50		$9.27		$16.20	$15.36
Income (Loss) from Investment Operations:
Net Investment Income†	0.25		0.18		0.18		0.29	0.24
Net Realized and Unrealized Gain (Loss)	(2.07)		0.81		2.31		(6.48)	2.01
Total from Investment Operations	(1.82)		0.99		2.49		(6.19)	2.25
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.21)		(0.26)		(0.13)	(0.51)
Net Realized Gain	—		—		—		(0.61)	(0.90)
Total Distributions	(0.19)		(0.21)		(0.26)		(0.74)	(1.41)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.27		$12.28		$11.50		$9.27	$16.20
Total Return++	(14.75)%		8.69%		26.99%		(39.41)%	14.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,387		$14,477		$16,479		$7,614	$5,285
Ratio of Expenses to Average Net Assets (1)	1.09	%+††^	1.04	%+††	1.04	%+	1.04%+	1.05	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09	%+††^	1.04	%+††	1.04	%+	1.04%+	1.05	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.08	%+††	1.57	%+††	1.80	%+	2.32%+	1.52	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	26%		19%		33%		34%	28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.20	%††	1.17	%+††	1.10	%+	1.07%+	1.06	%+
Net Investment Income to Average Net Assets	1.97	%††	1.44	%+††	1.74	%+	2.29%+	1.51	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class P shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class P shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Asian Equity Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00 ‡	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(1.72)	0.19
Total from Investment Operations	(1.72)	0.19
Net Asset Value, End of Period	$8.47	$10.19
Total Return++	(16.88)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,201	$1,223
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.45	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.01%+	(1.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	11.86%	176.73	%*
Net Investment Loss to Average Net Assets	(10.40)%	(176.62	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Asian Equity Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(1.72)	0.19
Total from Investment Operations	(1.74)	0.19
Net Asset Value, End of Period	$8.45	$10.19
Total Return++	(17.08)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$84	$102
Ratio of Expenses to Average Net Assets (1)	1.70%+	1.70	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.24)%+	(1.59	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.11%	176.98	%*
Net Investment Loss to Average Net Assets	(10.65)%	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Asian Equity Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(1.72)	0.19
Total from Investment Operations	(1.74)	0.19
Net Asset Value, End of Period	$8.45	$10.19
Total Return++	(17.08)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$84	$102
Ratio of Expenses to Average Net Assets (1)	1.70%+	1.70	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.24)%+	(1.59	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	12.11%	176.98	%*
Net Investment Loss to Average Net Assets	(10.65)%	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Asian Equity Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.19	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(1.72)	0.19
Total from Investment Operations	(1.79)	0.19
Net Asset Value, End of Period	$8.40	$10.19
Total Return++	(17.57)%	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$84	$102
Ratio of Expenses to Average Net Assets (1)	2.20%+	2.20	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.74)%+	(2.09	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	38%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.61%	177.48	%*
Net Investment Loss to Average Net Assets	(11.15)%	(177.37	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$27.14		$23.10		$13.79	$34.02	$29.29
Income (Loss) from Investment Operations:
Net Investment Income†	0.22		0.10		0.10	0.19	0.10
Net Realized and Unrealized Gain (Loss)	(5.22)		4.15		9.49	(18.78)	11.76
Total from Investment Operations	(5.00)		4.25		9.59	(18.59)	11.86
Distributions from and/or in Excess of:
Net Investment Income	—		(0.21)		(0.28)	—	(0.13)
Net Realized Gain	(0.41)		—		—	(1.64)	(7.01)
Total Distributions	(0.41)		(0.21)		(0.28)	(1.64)	(7.14)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.01
Net Asset Value, End of Period	$21.73		$27.14		$23.10	$13.79	$34.02
Total Return++	(18.41)%		18.49%		69.54%	(56.39)%	41.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,198,857		$2,031,778		$2,198,793	$1,191,199	$3,323,130
Ratio of Expenses to Average Net Assets	1.48	%+††	1.47	%+††	1.40%+	1.43%+	1.35%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.47	%+††	1.40%+	1.43%+	1.35%+
Ratio of Net Investment Income to Average Net Assets	0.86	%+††	0.40	%+††	0.56%+	0.78%+	0.28%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	60%		59%		64%	96%	101%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$26.56		$22.61		$13.51	$33.46	$28.91
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.04		0.06	0.13	0.01
Net Realized and Unrealized Gain (Loss)	(5.10)		4.06		9.28	(18.44)	11.60
Total from Investment Operations	(4.95)		4.10		9.34	(18.31)	11.61
Distributions from and/or in Excess of:
Net Investment Income	—		(0.15)		(0.24)	—	(0.05)
Net Realized Gain	(0.41)		—		—	(1.64)	(7.01)
Total Distributions	(0.41)		(0.15)		(0.24)	(1.64)	(7.06)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$21.20		$26.56		$22.61	$13.51	$33.46
Total Return++	(18.63)%		18.20%		69.11%	(56.50)%	41.20%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$46,521		$113,434		$126,487	$67,559	$179,834
Ratio of Expenses to Average Net Assets	1.73	%+††	1.72	%+††	1.65%+	1.68%+	1.60	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.72	%+††	1.65%+	1.68%+	1.60	%+
Ratio of Net Investment Income to Average Net Assets	0.61	%+††	0.15	%+††	0.32%+	0.52%+	0.02	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01%	0.00%§	0.00	%§
Portfolio Turnover Rate	60%		59%		64%	96%	101%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Advantage Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.01	$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.06	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.03)	0.01
Total from Investment Operations	0.03	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	—
Net Asset Value, End of Period	$9.97	$10.01
Total Return++	0.34%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,603	$701
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.30	%*
Ratio of Net Investment Income to Average Net Assets (1)	0.57%+	(1.10	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.31%	245.42	%*
Net Investment Loss to Average Net Assets	(5.44)%	(245.22	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.01	$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.03	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.02)	0.01
Total from Investment Operations	0.01	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Asset Value, End of Period	$9.97	$10.01
Total Return++	0.07%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100	$100
Ratio of Expenses to Average Net Assets (1)	1.55%+	1.55	%*
Ratio of Net Investment Income to Average Net Assets (1)	0.32%+	(1.35	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.56%	245.67	%*
Net Investment Loss to Average Net Assets	(5.69)%	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Advantage Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.01	$10.00
Income from Investment Operations:
Net Investment Income (Loss)†	0.03	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.02)	0.01
Total from Investment Operations	0.01	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Asset Value, End of Period	$9.97	$10.01
Total Return++	0.08%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$895	$200
Ratio of Expenses to Average Net Assets (1)	1.55%+	1.55	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.32%+	(1.35	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	7.56%	245.67	%*
Net Investment Loss to Average Net Assets	(5.69)%	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Advantage Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.01	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.02)	0.01
Total from Investment Operations	(0.04)	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	—
Net Asset Value, End of Period	$9.96	$10.01
Total Return++	(0.44)%	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100	$100
Ratio of Expenses to Average Net Assets (1)	2.05%+	2.05	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.18)%+	(1.85	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	42%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.06%	246.17	%*
Net Investment Loss to Average Net Assets	(6.19)%	(245.97	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Discovery Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.13	(0.00	)‡
Net Realized and Unrealized Loss	(0.92)	(0.03)
Total from Investment Operations	(0.79)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.12)	—
Net Asset Value, End of Period	$9.06	$9.97
Total Return++	(7.72)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$2,446	$697
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.39%+	(1.14	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.52%	238.14	%*
Net Investment Loss to Average Net Assets	(2.78)%	(237.93	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Discovery Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.12	(0.00	)‡
Net Realized and Unrealized Loss	(0.92)	(0.03)
Total from Investment Operations	(0.80)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$9.07	$9.97
Total Return++	(7.98)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$91	$100
Ratio of Expenses to Average Net Assets (1)	1.60%+	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14%+	(1.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.77%	238.39	%*
Net Investment Loss to Average Net Assets	(3.03)%	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Discovery Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.11	(0.00	)‡
Net Realized and Unrealized Loss	(0.91)	(0.03)
Total from Investment Operations	(0.80)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.10)	—
Net Asset Value, End of Period	$9.07	$9.97
Total Return++	(7.96)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,157	$349
Ratio of Expenses to Average Net Assets (1)	1.60%+	1.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.14%+	(1.39	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.77%	238.39	%*
Net Investment Loss to Average Net Assets	(3.03)%	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Discovery Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.06	(0.00	)‡
Net Realized and Unrealized Loss	(0.91)	(0.03)
Total from Investment Operations	(0.85)	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Realized Gain	(0.00)‡	—
Total Distributions	(0.05)	—
Net Asset Value, End of Period	$9.07	$9.97
Total Return++	(8.41)%	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$91	$100
Ratio of Expenses to Average Net Assets (1)	2.10%+	2.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.64%+	(1.89	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	N/A
Portfolio Turnover Rate	83%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.27%	238.89	%*
Net Investment Loss to Average Net Assets	(3.53)%	(238.68	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$15.29		$13.81		$10.82		$16.62	$17.98
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.32		0.19		0.35	0.40
Net Realized and Unrealized Gain (Loss)	1.11		1.62		2.98		(5.11)	1.30
Total from Investment Operations	1.42		1.94		3.17		(4.76)	1.70
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.46)		(0.18)		(0.84)	(0.15)
Net Realized Gain	(0.17)		—		—		(0.20)	(2.91)
Total Distributions	(0.47)		(0.46)		(0.18)		(1.04)	(3.06)
Net Asset Value, End of Period	$16.24		$15.29		$13.81		$10.82	$16.62
Total Return++	9.38%		14.07%		29.65%		(28.88)%	9.58%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$211,677		$89,666		$111,852		$78,029	$110,135
Ratio of Expenses to Average Net Assets (1)	1.00	%+††	1.00	%+††	1.00	%+	1.00%+	0.99%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.00	%+††	1.00	%+	1.00%+	0.98%+
Ratio of Net Investment Income to Average Net Assets (1)	1.87	%+††	2.19	%+††	1.62	%+	2.49%+	2.10%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	30%		74%		18%		31%	22%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01	%††	1.08	%+††	1.01	%+	1.01%+	N/A
Net Investment Income to Average Net Assets	1.86	%††	2.11	%+††	1.61	%+	2.48%+	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Franchise Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$15.10		$13.65		$10.71		$16.44	$17.82
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.28		0.11		0.34	0.30
Net Realized and Unrealized Gain (Loss)	1.09		1.59		2.99		(5.07)	1.34
Total from Investment Operations	1.35		1.87		3.10		(4.73)	1.64
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.42)		(0.16)		(0.80)	(0.11)
Net Realized Gain	(0.17)		—		—		(0.20)	(2.91)
Total Distributions	(0.44)		(0.42)		(0.16)		(1.00)	(3.02)
Net Asset Value, End of Period	$16.01		$15.10		$13.65		$10.71	$16.44
Total Return++	8.98%		13.83%		29.24%		(29.00)%	9.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,327		$9,653		$9,332		$2,892	$6,327
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.25	%+††	1.25	%+	1.25%+	1.24%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.25	%+††	1.25	%+	1.25%+	1.23%+
Ratio of Net Investment Income to Average Net Assets (1)	1.62	%+††	1.94	%+††	0.92	%+	2.43%+	1.62%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	30%		74%		18%		31%	22%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26	%††	1.33	%+††	1.26	%+	1.26%+	N/A
Net Investment Income to Average Net Assets	1.61	%††	1.86	%+††	0.91	%+	2.42%+	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Insight Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.07
Total from Investment Operations	0.07
Net Asset Value, End of Period	$10.07
Total Return++	0.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.35	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.27	)%+*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	381.10	%*
Net Investment Loss to Average Net Assets	(381.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Insight Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.07
Total from Investment Operations	0.07
Net Asset Value, End of Period	$10.07
Total Return++	0.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$816
Ratio of Expenses to Average Net Assets (1)	1.60	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.52	)%+*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	381.35	%*
Net Investment Loss to Average Net Assets	(381.27	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Insight Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.07
Total from Investment Operations	0.07
Net Asset Value, End of Period	$10.07
Total Return++	0.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	2.10	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(2.01	)%+*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	381.85	%*
Net Investment Loss to Average Net Assets	(381.76	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Opportunity Portfolio

	Class I**
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$11.58		$9.53		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		(0.00	)‡	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.57)		2.05		4.47	(4.90)
Total from Investment Operations	(0.55)		2.05		4.48	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)	—
Net Realized Gain	(0.77)		—		—	—
Total Distributions	(0.77)		—		(0.03)	—
Redemption Fees	0.00	‡	—		—	—
Net Asset Value, End of Period	$10.26		$11.58		$9.53	$5.08
Total Return++	(4.90)%		21.51	%#	88.32%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$8.4		$5.4		$5.6	$2.3
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.25	%+††*	1.25%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.07	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.13	%+††	(0.01	)%+††*	0.09%	(0.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.92	%††	2.77	%+††*	4.51%	12.66	%*
Net Investment Loss to Average Net Assets	(1.54	)%††	(1.53	)%+††*	(3.17)%	(11.75	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from May 21, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$11.56		$8.62
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss)	(0.57)		3.00
Total from Investment Operations	(0.58)		2.94
Distributions from and/or in Excess of:
Net Realized Gain	(0.77)		—
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$10.21		$11.56
Total Return++	(5.16)%		34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$11
Ratio of Expenses to Average Net Assets (1)	1.50	%+††	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.12	)%+††	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%*
Portfolio Turnover Rate	39%		19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.17	%††	4.52	%+*
Net Investment Loss to Average Net Assets	(1.79	)%††	(3.88	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Opportunity Portfolio

	Class H**
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$11.53		$9.50		$5.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)		(0.01)		(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.57)		2.04		4.49	(4.90)
Total from Investment Operations	(0.58)		2.03		4.46	(4.93)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)	—
Net Realized Gain	(0.77)		—		—	—
Total Distributions	(0.77)		—		(0.03)	—
Redemption Fees	0.00	‡	—		—	—
Net Asset Value, End of Period	$10.18		$11.53		$9.50	$5.07
Total Return++	(5.18)%		21.37	%#	87.93%	(49.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$4.7		$5.8		$7.1	$0.4
Ratio of Expenses to Average Net Assets (1)	1.50	%+††	1.51	%+††*	1.50%	1.50	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.33	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.12	)%+††	(0.21	)%+††*	(0.36)%	(0.57	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.17	%††	3.03	%+††*	4.76%	13.43	%*
Net Investment Loss to Average Net Assets	(1.79	)%††	(1.79	)%+††*	(3.62)%	(12.50	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Opportunity Portfolio

	Class L**
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$11.50		$9.48		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)		(0.04)		(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.56)		2.06		4.51	(4.90)
Total from Investment Operations	(0.58)		2.02		4.42	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.02)	—
Net Realized Gain	(0.77)		—		—	—
Total Distributions	(0.77)		—		(0.02)	—
Redemption Fees	0.00	‡	—		—	—
Net Asset Value, End of Period	$10.15		$11.50		$9.48	$5.08
Total Return++	(5.19)%		21.31	%#	87.08%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$0.5		$0.7		$1.4	$0.1
Ratio of Expenses to Average Net Assets (1)	1.55	%+††	2.09	%+††*	2.11%	1.31	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.91	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.17	)%+††	(0.85	)%+††*	(1.03)%	(0.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	39%		19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.67	%††	3.61	%+††*	5.37%	12.85	%*
Net Investment Loss to Average Net Assets	(2.29	)%††	(2.37	)%+††*	(4.29)%	(11.93	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$8.78		$7.47		$5.49		$10.04	$11.56
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.19		0.14		0.16	0.18
Net Realized and Unrealized Gain (Loss)	(0.99)		1.31		2.11		(4.67)	(1.09)
Total from Investment Operations	(0.85)		1.50		2.25		(4.51)	(0.91)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.19)		(0.27)		(0.02)	(0.40)
Net Realized Gain	—		—		—		(0.02)	(0.21)
Total Distributions	(0.16)		(0.19)		(0.27)		(0.04)	(0.61)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$7.77		$8.78		$7.47		$5.49	$10.04
Total Return++	(9.67)%		20.22%		41.04%		(45.00)%	(7.87)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,337,853		$1,215,881		$638,744		$473,459	$632,737
Ratio of Expenses to Average Net Assets(1)	1.04	%+††	1.01	%+††	1.01	%+	1.05%+	1.02%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.01	%+††	1.01	%+	1.04%+	1.02%+
Ratio of Net Investment Income to Average Net Assets(1)	2.12	%+††	2.43	%+††	2.31	%+	1.92%+	1.55%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	28%		18%		59%		40%	39%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04%		N/A		N/A		N/A	N/A
Net Investment Income to Average Net Assets	2.12%		N/A		N/A		N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$8.74		$7.44		$5.47		$10.02		$11.56
Income (Loss) from Investment Operations:
Net Investment Income†	0.12		0.17		0.13		0.16		0.16
Net Realized and Unrealized Gain (Loss)	(0.98)		1.30		2.09		(4.68)		(1.11)
Total from Investment Operations	(0.86)		1.47		2.22		(4.52)		(0.95)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.17)		(0.25)		(0.01)		(0.38)
Net Realized Gain	—		—		—		(0.02)		(0.21)
Total Distributions	(0.15)		(0.17)		(0.25)		(0.03)		(0.59)
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$7.73		$8.74		$7.44		$5.47		$10.02
Total Return++	(9.91)%		19.90%		40.66%		(45.15)%		(8.15)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$130,244		$67,812		$52,663		$44,555		$13,187
Ratio of Expenses to Average Net Assets (1)	1.29	%+††	1.26	%+††	1.26	%+	1.30	%+	1.27%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.26	%+††	1.26	%+	1.29	%+	1.27%+
Ratio of Net Investment Income to Average Net Assets (1)	1.87	%+††	2.18	%+††	2.08	%+	2.32	%+	1.39%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	28%		18%		59%		40%		39%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29%		N/A		N/A		1.32	%+	N/A
Net Investment Income to Average Net Assets	1.87%		N/A		N/A		2.30	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Real Estate Portfolio

	Class H
	Year Ended December 31,						Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$8.72		$7.43		$5.47		$9.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.12		0.18		0.13		0.11
Net Realized and Unrealized Gain (Loss)	(0.98)		1.29		2.08		(4.57)
Total from Investment Operations	(0.86)		1.47		2.21		(4.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.18)		(0.25)		—
Net Realized Gain	—		—		—		(0.02)
Total Distributions	(0.14)		(0.18)		(0.25)		(0.02)
Redemption Fees	—		—		0.00	‡	—
Net Asset Value, End of Period	$7.72		$8.72		$7.43		$5.47
Total Return++	(9.90)%		19.96%		40.59%		(44.88	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,255		$11,381		$607		$391
Ratio of Expenses to Average Net Assets (1)	1.29	%+††	1.26	%+††	1.26	%+	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.26	%+††	1.26	%+	1.29	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.87	%+††	2.18	%+††	2.03	%+	1.42	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	28%		18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.29%		N/A		N/A		1.70	%+*
Net Investment Income to Average Net Assets	1.87%		N/A		N/A		1.42	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,						Period from June 16, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$8.62		$7.35		$5.43		$9.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.07		0.13		0.08		0.04
Net Realized and Unrealized Gain (Loss)	(0.96)		1.28		2.08		(4.05)
Total from Investment Operations	(0.89)		1.41		2.16		(4.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.14)		(0.24)		—
Net Realized Gain	—		—		—		(0.02)
Total Distributions	(0.10)		(0.14)		(0.24)		(0.02)
Redemption Fees	—		—		0.00	‡	—
Net Asset Value, End of Period	$7.63		$8.62		$7.35		$5.43
Total Return++	(10.33)%		19.26%		39.91%		(42.45	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,418		$5,043		$1,603		$261
Ratio of Expenses to Average Net Assets (1)	1.79	%+††	1.76	%+††	1.76	%+	1.81	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.76	%+††	1.76	%+	1.80	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.37	%+††	1.68	%+††	1.23	%+	1.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	28%		18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.79%		N/A		N/A		1.84	%+*
Net Investment Income to Average Net Assets	1.37%		N/A		N/A		1.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Advantage Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.12	(0.00	)‡
Net Realized and Unrealized Loss	(0.26)	(0.01)
Total from Investment Operations	(0.14)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	—
Net Realized Gain	(0.09)	—
Total Distributions	(0.20)	—
Net Asset Value, End of Period	$9.65	$9.99
Total Return++	(1.31)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,255	$1,198
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.25	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.17%+	(1.09	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.08%+	176.40	%*
Net Investment Loss to Average Net Assets	(4.67)%+	(176.24	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	(0.00	)‡
Net Realized and Unrealized Loss	(0.25)	(0.01)
Total from Investment Operations	(0.16)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	—
Net Realized Gain	(0.09)	—
Total Distributions	(0.18)	—
Net Asset Value, End of Period	$9.65	$9.99
Total Return++	(1.57)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$96	$100
Ratio of Expenses to Average Net Assets (1)	1.49%+	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.92%+	(1.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.33%+	176.65	%*
Net Investment Loss to Average Net Assets	(4.92)%+	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Advantage Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.09	(0.00	)‡
Net Realized and Unrealized Loss	(0.25)	(0.01)
Total from Investment Operations	(0.16)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	—
Net Realized Gain	(0.09)	—
Total Distributions	(0.18)	—
Net Asset Value, End of Period	$9.65	$9.99
Total Return++	(1.57)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$684	$100
Ratio of Expenses to Average Net Assets (1)	1.49%+	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.92%+	(1.34	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	7.33%+	176.65	%*
Net Investment Loss to Average Net Assets	(4.92)%+	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Advantage Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.04	(0.00	)‡
Net Realized and Unrealized Loss	(0.25)	(0.01)
Total from Investment Operations	(0.21)	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	—
Net Realized Gain	(0.09)	—
Total Distributions	(0.13)	—
Net Asset Value, End of Period	$9.65	$9.99
Total Return++	(2.09)%	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$97	$100
Ratio of Expenses to Average Net Assets (1)	1.99%+	2.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.42%+	(1.84	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	N/A
Portfolio Turnover Rate	27%	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.83%+	177.15	%*
Net Investment Loss to Average Net Assets	(5.42)%+	(176.99	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$13.61		$13.02		$11.01		$18.92	$20.58
Income (Loss) from Investment Operations:
Net Investment Income†	0.32		0.26		0.27		0.44	0.43
Net Realized and Unrealized Gain (Loss)	(1.37)		0.53		2.10		(6.76)	1.53
Total from Investment Operations	(1.05)		0.79		2.37		(6.32)	1.96
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.20)		(0.36)		(0.41)	(0.46)
Net Realized Gain	—		—		—		(1.18)	(3.16)
Total Distributions	(0.31)		(0.20)		(0.36)		(1.59)	(3.62)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.25		$13.61		$13.02		$11.01	$18.92
Total Return++	(7.63)%		6.08%		21.56%		(33.12)%	9.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,959,403		$3,372,029		$3,148,980		$2,606,704	$5,105,807
Ratio of Expenses to Average Net Assets (1)	0.95	%+††	0.95	%+††	0.94	%+	0.95%+	0.93	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%+††	0.95	%+††	0.94	%+	0.95%+	0.93	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.36	%+††	2.05	%+††	2.35	%+	2.73%+	1.97	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01%		0.00%§	0.00	%§
Portfolio Turnover Rate	34%		40%		38%		34%	31%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98	%††	0.98	%+††	0.95	%+	N/A	N/A
Net Investment Income to Average Net Assets	2.33	%††	2.02	%+††	2.34	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Equity Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$13.45		$12.87		$10.90		$18.73	$20.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.23		0.23		0.38	0.37
Net Realized and Unrealized Gain (Loss)	(1.34)		0.51		2.07		(6.66)	1.52
Total from Investment Operations	(1.06)		0.74		2.30		(6.28)	1.89
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.16)		(0.33)		(0.37)	(0.40)
Net Realized Gain	—		—		—		(1.18)	(3.16)
Total Distributions	(0.28)		(0.16)		(0.33)		(1.55)	(3.56)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.11		$13.45		$12.87		$10.90	$18.73
Total Return++	(7.83)%		5.78%		21.18%		(33.21)%	9.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$916,002		$928,966		$1,131,919		$687,196	$1,019,595
Ratio of Expenses to Average Net Assets (1)	1.20	%+††	1.20	%+††	1.19	%+	1.20%+	1.18	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.20	%+††	1.20	%+††	1.19	%+	1.20%+	1.18	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.11	%+††	1.80	%+††	2.02	%+	2.43%+	1.71	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.01%		0.00%§	0.00	%§
Portfolio Turnover Rate	34%		40%		38%		34%	31%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23	%††	1.23	%+††	1.20	%+	N/A	N/A
Net Investment Income to Average Net Assets	2.08	%††	1.77	%+††	2.01	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Opportunity Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$12.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.03
Net Realized and Unrealized Gain (Loss)	(1.31)	2.04
Total from Investment Operations	(1.23)	2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—
Net Realized Gain	(0.48)	—
Total Distributions	(0.58)	—
Net Asset Value, End of Period	$10.26	$12.07
Total Return++	(10.16)%	20.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$4,822	$5,672
Ratio of Expenses to Average Net Assets (1)	1.15%+	1.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.67%+	0.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.82%	4.79	%+*
Net Investment Loss to Average Net Assets	(2.00)%	(3.31	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$12.04	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.05	0.01
Net Realized and Unrealized Gain (Loss)	(1.30)	2.03
Total from Investment Operations	(1.25)	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	—
Net Realized Gain	(0.48)	—
Total Distributions	(0.53)	—
Net Asset Value, End of Period	$10.26	$12.04
Total Return++	(10.33)%	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$103	$120
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.42%+	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.07%	5.04	%+*
Net Investment Loss to Average Net Assets	(2.25)%	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Opportunity Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$12.04	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.05	0.01
Net Realized and Unrealized Gain (Loss)	(1.29)	2.03
Total from Investment Operations	(1.24)	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	—
Net Realized Gain	(0.48)	—
Total Distributions	(0.54)	—
Net Asset Value, End of Period	$10.26	$12.04
Total Return++	(10.30)%	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$765	$808
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.42%+	0.08	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.07%	5.04	%+*
Net Investment Loss to Average Net Assets	(2.25)%	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Opportunity Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$12.00	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss)	(1.29)	2.03
Total from Investment Operations	(1.30)	2.00
Distributions from and/or in Excess of:
Net Realized Gain	(0.48)	—
Net Asset Value, End of Period	$10.22	$12.00
Total Return++	(10.81)%	20.00	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102	$120
Ratio of Expenses to Average Net Assets (1)	1.90%+	1.90	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.08)%+	(0.42	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§*
Portfolio Turnover Rate	37%	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.57%	5.54	%+*
Net Investment Loss to Average Net Assets	(2.75)%	(4.06	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$18.85		$17.80		$12.59		$25.30		$34.82
Income (Loss) from Investment Operations:
Net Investment Income†	0.39		0.69		0.44		0.56		0.69
Net Realized and Unrealized Gain (Loss)	(4.04)		0.98		5.40		(13.15)		(6.79)
Total from Investment Operations	(3.65)		1.67		5.84		(12.59)		(6.10)
Distributions from and/or in Excess of:
Net Investment Income	(0.54)		(0.62)		(0.63)		—		(1.77)
Net Realized Gain	—		—		—		(0.12)		(1.65)
Total Distributions	(0.54)		(0.62)		(0.63)		(0.12)		(3.42)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.66		$18.85		$17.80		$12.59		$25.30
Total Return++	(19.92)%		9.51%		46.54%		(49.95)%		(17.59)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$207,695		$397,514		$463,649		$427,148		$1,053,018
Ratio of Expenses to Average Net Assets (1)	1.00	%+††	0.98	%+††	0.93	%+	0.95	%+	0.94%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.98	%+††	0.93	%+	0.94	%+	0.94%+
Ratio of Net Investment Income to Average Net Assets (1)	2.17	%+††	3.97	%+††	3.04	%+	2.68	%+	2.10%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	18%		64%		56%		54%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.97	%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		2.66	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$18.83		$17.77		$12.58		$25.33		$34.83
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.64		0.39		0.63		0.58
Net Realized and Unrealized Gain (Loss)	(4.04)		0.98		5.39		(13.26)		(6.74)
Total from Investment Operations	(3.70)		1.62		5.78		(12.63)		(6.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.48)		(0.56)		(0.59)		—		(1.69)
Net Realized Gain	—		—		—		(0.12)		(1.65)
Total Distributions	(0.48)		(0.56)		(0.59)		(0.12)		(3.34)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.65		$18.83		$17.77		$12.58		$25.33
Total Return++	(20.16)%		9.26%		46.08%		(50.05)%		(17.76)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,400		$5,547		$8,429		$9,141		$97,800
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.23	%+††	1.18	%+	1.19	%+	1.19%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.23	%+††	1.18	%+	1.19	%+	1.19%+
Ratio of Net Investment Income to Average Net Assets (1)	1.92	%+††	3.72	%+††	2.74	%+	2.66	%+	1.76%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	18%		64%		56%		54%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		1.22	%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		2.64	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$13.80		$11.97		$9.53		$17.08		$23.72
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.11		0.14		0.34		0.27
Net Realized and Unrealized Gain (Loss)	(2.71)		1.76		2.47		(6.66)		(1.11)
Total from Investment Operations	(2.53)		1.87		2.61		(6.32)		(0.84)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.17)		(0.41)		(0.27)
Net Realized Gain	—		—		—		(0.82)		(5.53)
Total Distributions	—		(0.04)		(0.17)		(1.23)		(5.80)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$11.27		$13.80		$11.97		$9.53		$17.08
Total Return++	(18.33)%		15.72%		27.45%		(38.33)%		(3.22)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$213,983		$320,362		$349,589		$316,526		$796,050
Ratio of Expenses to Average Net Assets (1)	1.15	%+††	1.15	%+††	1.14	%+	1.13	%+	1.09%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.15	%+††	1.14	%+	1.12	%+	1.09%+
Ratio of Net Investment Income to Average Net Assets (1)	1.33	%+††	0.87	%+††	1.31	%+	2.47	%+	1.10%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	64%		66%		127%		49%		53%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.19	%††	1.18	%+††	N/A		1.15	%+	N/A
Net Investment Income to Average Net Assets	1.29	%††	0.84	%+††	N/A		2.44	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

International Small Cap Portfolio

	Class P
	Year Ended December 31,						Period from October 21, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$13.74		$11.95		$9.53		$9.80
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.07		0.01		0.00	‡
Net Realized and Unrealized Gain (Loss)	(2.69)		1.76		2.57		0.14
Total from Investment Operations	(2.55)		1.83		2.58		0.14
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.16)		(0.41)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$11.19		$13.74		$11.95		$9.53
Total Return++	(18.56)%		15.41%		27.14%		1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$82,170		$101,074		$63,326		$119
Ratio of Expenses to Average Net Assets (1)	1.40	%+††**	1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.08	%+††	0.62	%+††	0.12	%+	0.09	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	64%		66%		127%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44	%††	1.43	%+††	N/A		1.86	%+*
Net Investment Income (Loss) to Average Net Assets	1.04	%††	0.59	%+††	N/A		(0.38	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

**  Ratios of Expenses to Average Net Assets for Class P may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Select Global Infrastructure Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.23	0.08
Net Realized and Unrealized Gain	1.42	0.40
Total from Investment Operations	1.65	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.08)
Net Realized Gain	(0.33)	—
Total Distributions	(0.55)	(0.08)
Net Asset Value, End of Period	$11.50	$10.40
Total Return++	15.95%	4.94	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$12,589	$10,086
Ratio of Expenses to Average Net Assets (1)	1.15%+	1.14	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.09%+	2.71	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.93%	3.61	%+*
Net Investment Income to Average Net Assets	0.31%	0.24	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Select Global Infrastructure Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.21	0.07
Net Realized and Unrealized Gain	1.41	0.41
Total from Investment Operations	1.62	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.08)
Net Realized Gain	(0.33)	—
Total Distributions	(0.52)	(0.08)
Net Asset Value, End of Period	$11.50	$10.40
Total Return++	15.67%	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$115	$104
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.84%+	2.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.18%	3.86	%+*
Net Investment Income (Loss) to Average Net Assets	0.06%	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Select Global Infrastructure Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.21	0.07
Net Realized and Unrealized Gain	1.41	0.41
Total from Investment Operations	1.62	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.08)
Net Realized Gain	(0.33)	—
Total Distributions	(0.52)	(0.08)
Net Asset Value, End of Period	$11.50	$10.40
Total Return++	15.67%	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$115	$104
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.84%+	2.46	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.18%	3.86	%+*
Net Investment Income (Loss) to Average Net Assets	0.06%	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Select Global Infrastructure Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net Investment Income†	0.15	0.06
Net Realized and Unrealized Gain	1.42	0.40
Total from Investment Operations	1.57	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.06)
Net Realized Gain	(0.33)	—
Total Distributions	(0.47)	(0.06)
Net Asset Value, End of Period	$11.50	$10.40
Total Return++	15.12%	4.72	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$115	$104
Ratio of Expenses to Average Net Assets (1)	1.90%+	1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.34%+	1.96	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	51%	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.68%	4.36	%+*
Net Investment Loss to Average Net Assets	(0.44)%	(0.51	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Advantage Portfolio

	Class I**
	Year Ended December 31,		Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2011		2010		2010	2009	2008
Net Asset Value, Beginning of Period	$10.87		$9.15		$7.97	$9.55	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.04		0.01		0.04	0.03	0.00	‡
Net Realized and Unrealized Gain (Loss)	0.54		1.74		1.19	(1.50)	(0.45)
Total from Investment Operations	0.58		1.75		1.23	(1.47)	(0.45)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.03)		(0.05)	(0.11)	—
Net Asset Value, End of Period	$11.38		$10.87		$9.15	$7.97	$9.55
Total Return++	5.33%		19.30	%#	15.34%	(15.05)%	(4.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,239		$5,015		$4,223	$3,667	$4,392
Ratio of Expenses to Average Net Assets (1)	1.05	%+††	1.02	%+††*	1.05%	1.05%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.25	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.39	%+††	0.42	%+††*	0.49%	0.49%	0.20	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	28%		33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.43	%††	3.49	%+††*	4.49%	11.78%	14.97	%*
Net Investment Loss to Average Net Assets	(1.99	)%††	(2.05	)%+††*	(2.95)%	(10.24)%	(13.72	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011	Period from September 1, 2010 to December 31, 2010		Period from May 21, 2010^ to August 31, 2010
Net Asset Value, Beginning of Period	$10.86	$9.15		$9.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02	0.01		0.01
Net Realized and Unrealized Gain	0.53	1.73		0.14
Total from Investment Operations	0.55	1.74		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.03)		—
Net Asset Value, End of Period	$11.37	$10.86		$9.15
Total Return++	5.07%	19.16	%#	1.56	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$11	$10		$1
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.29	%+*	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.52	%+*	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.14%+	0.15	%+*	0.27	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.03	%*	N/A
Portfolio Turnover Rate	28%	33	%#	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.68%	3.76	%+	2.59	%*
Net Investment Loss to Average Net Assets	(2.24)%	(2.32	)%+	(1.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Advantage Portfolio

	Class H**
	Year Ended December 31,		Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2011		2010		2010	2009	2008
Net Asset Value, Beginning of Period	$10.86		$9.14		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02		0.01		0.02	0.02	0.00	‡
Net Realized and Unrealized Gain (Loss)	0.53		1.73		1.19	(1.50)	(0.46)
Total from Investment Operations	0.55		1.74		1.21	(1.48)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.02)		(0.03)	(0.10)	—
Net Asset Value, End of Period	$11.37		$10.86		$9.14	$7.96	$9.54
Total Return++	5.06%		19.13	%#	15.14%	(15.16)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$996		$1,103		$1,048	$821	$363
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	1.27	%+††*	1.30%	1.30%	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.50	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.14	%+††	0.17	%+††*	0.14%	0.27%	(0.06	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	28%		33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.68	%††	3.74	%+††	4.62%	11.97%	15.46	%*
Net Investment Loss to Average Net Assets	(2.24	)%††	(2.30	)%+††	(3.18)%	(10.40)%	(14.22	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Advantage Portfolio

	Class L**
	Year Ended December 31,		Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2011		2010		2010	2009	2008
Net Asset Value, Beginning of Period	$10.89		$9.16		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.04		0.01		0.04	0.00 ‡	0.00	‡
Net Realized and Unrealized Gain (Loss)	0.52		1.75		1.19	(1.50)	(0.46)
Total from Investment Operations	0.56		1.76		1.23	(1.50)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.03)		(0.03)	(0.08)	—
Net Asset Value, End of Period	$11.39		$10.89		$9.16	$7.96	$9.54
Total Return++	5.19%		19.20	%#	15.43%	(15.40)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$208		$155		$156	$160	$147
Ratio of Expenses to Average Net Assets (1)	1.09	%+††	1.06	%+††*	1.08%	1.48%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.29	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.35	%+††	0.38	%+††*	0.45%	(0.01)%	(0.20	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	28%		33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.18	%††	3.53	%+††*	4.53%	12.27%	15.79	%*
Net Investment Loss to Average Net Assets	(2.74	)%††	(2.09	)%+††*	(3.00)%	(10.80)%	(14.49	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Focus Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$19.58		$15.27		$8.95		$18.81		$15.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)		(0.05)		(0.01)		0.00	‡	0.03
Net Realized and Unrealized Gain (Loss)	(1.37)		4.36		6.33		(9.82)		3.62
Total from Investment Operations	(1.43)		4.31		6.32		(9.82)		3.65
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.04)		(0.03)
Redemption Fees	—		—		—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.15		$19.58		$15.27		$8.95		$18.81
Total Return++	(7.30)%		28.23%		70.61	%**	(52.19)%		24.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,377		$17,618		$7,878		$4,879		$13,852
Ratio of Expenses to Average Net Assets (1)	0.99	%+††	1.00	%+††	0.99	%+	1.00	%+	1.00	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.00	%+††	0.99	%+	1.00	%+	1.00	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.29	)%+††	(0.28	)%+††	(0.12	)%+	0.02	%+	0.16	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.00	%††§	0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	37%		79%		11%		36%		57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.09	%††	1.51	%+††	1.88	%+	1.29	%+	1.13	%+
Net Investment Income (Loss) to Average Net Assets	(0.39	)%††	(0.79	)%+††	(1.01	)%+	(0.27	)%+	0.03	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.12% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 68.49%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Focus Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$19.00		$14.86		$8.73		$18.32		$14.81
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)		(0.08)		(0.04)		(0.04)		(0.01)
Net Realized and Unrealized Gain (Loss)	(1.32)		4.22		6.17		(9.55)		3.52
Total from Investment Operations	(1.43)		4.14		6.13		(9.59)		3.51
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.00	)‡	—
Redemption Fees	—		—		—		0.00	‡	0.00	‡
Net Asset Value, End of Period	$17.57		$19.00		$14.86		$8.73		$18.32
Total Return++	(7.53)%		27.86%		70.02	%**	(52.27)%		23.70%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,588		$1,704		$1,460		$1,069		$2,913
Ratio of Expenses to Average Net Assets (1)	1.24	%+††	1.25	%+††	1.24	%+	1.25	%+	1.25	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.25	%+††	1.24	%+	1.25	%+	1.25	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.54	)%+††	(0.53	)%+††	(0.38	)%+	(0.24	)%+	(0.07	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.00	%††§	0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	37%		79%		11%		36%		57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34	%††	1.76	%+††	2.16	%+	1.54	%+	1.38	%+
Net Investment Loss to Average Net Assets	(0.64	)%††	(1.04	)%+††	(1.30	)%+	(0.53	)%+	(0.20	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.17% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P would have been approximately 67.85%.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$24.24		$19.69		$12.12		$24.69	$20.28
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.06		0.05		0.05	0.10
Net Realized and Unrealized Gain (Loss)	(0.73)		4.49		7.58		(12.50)	4.41
Total from Investment Operations	(0.72)		4.55		7.63		(12.45)	4.51
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.00	)‡	(0.06)		(0.10)	(0.10)
Net Realized Gain	—		—		—		(0.02)	—
Total Distributions	(0.06)		(0.00	)‡	(0.06)		(0.12)	(0.10)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$23.46		$24.24		$19.69		$12.12	$24.69
Total Return++	(3.01)%		23.11%		62.97	%**	(50.47)%	22.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$622,193		$704,410		$674,070		$543,841	$1,406,866
Ratio of Expenses to Average Net Assets	0.71	%+††	0.73	%+††	0.65	%+	0.62%+	0.62	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.73	%+††	0.65	%+	0.62%+	0.62	%+
Ratio of Net Investment Income to Average Net Assets	0.05	%+††	0.27	%+††	0.35	%+	0.24%+	0.46	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	26%		35%		19%		42%	50%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$23.82		$19.40		$11.94		$24.27	$19.95
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)		0.00	‡	0.02		0.00 ‡	0.05
Net Realized and Unrealized Gain (Loss)	(0.73)		4.42		7.46		(12.27)	4.33
Total from Investment Operations	(0.78)		4.42		7.48		(12.27)	4.38
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.00	)‡	(0.02)		(0.04)	(0.06)
Net Realized Gain	—		—		—		(0.02)	—
Total Distributions	(0.01)		(0.00	)‡	(0.02)		(0.06)	(0.06)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$23.03		$23.82		$19.40		$11.94	$24.27
Total Return++	(3.27)%		22.79%		62.66	%**	(50.57)%	21.93%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$135,777		$136,585		$99,475		$59,883	$166,717
Ratio of Expenses to Average Net Assets	0.96	%+††	0.98	%+††	0.90	%+	0.87%+	0.87	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.98	%+††	0.90	%+	0.87%+	0.87	%+
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20	)%+††	0.02	%+††	0.10	%+	(0.01)%+	0.24	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%§	0.00%§	0.00	%§
Portfolio Turnover Rate	26%		35%		19%		42%	50%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Insight Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.06
Net Asset Value, End of Period	$10.06
Total Return++	0.60	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.05	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.94	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	380.17	%*
Net Investment Loss to Average Net Assets	(380.06	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Insight Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.06
Net Asset Value, End of Period	$10.06
Total Return++	0.60	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$815
Ratio of Expenses to Average Net Assets (1)	1.30	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.19	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	380.42	%*
Net Investment Loss to Average Net Assets	(380.31	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Insight Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.06
Net Asset Value, End of Period	$10.06
Total Return++	0.60	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.80	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.70	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	380.92	%*
Net Investment Loss to Average Net Assets	(380.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Opportunity Portfolio

	Class I*
	Year Ended December 31,		Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2011		2010		2010	2009^^	2008^^	2007^^
Net Asset Value, Beginning of Period	$15.23		$11.91		$9.59	$12.21	$13.05	$10.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	0.02		(0.02)	0.02	0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.07)		3.30		2.34	(2.64)	(0.85)	2.30
Total from Investment Operations	(0.07)		3.32		2.32	(2.62)	(0.84)	2.28
Net Asset Value, End of Period	$15.16		$15.23		$11.91	$9.59	$12.21	$13.05
Total Return++	(0.46)%		27.88	%#	24.19%	(21.52)%	(6.36)%	21.17%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$13.2		$13.0		$11.0	$7.5	$1.6	$1.3
Ratio of Expenses to Average Net Assets (1)	0.88	%+††	0.72	%+††@	1.14%	0.91%	0.87%	0.98%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.90	%+††@	0.96%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.01	%+††	0.25	%+††@	(0.14)%	0.21%	0.10%	(0.14)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§@	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	21%		6	%#	12%	33%	45%	46%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.95	%††	N/A		N/A	1.41%	N/A	N/A
Net Investment Loss to Average Net Assets	(0.06	)%††	N/A		N/A	(0.29)%	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2011		Period from July 1, 2010 to December 31, 2010		Period from May 21, 2010^ to June 30, 2010
Net Asset Value, Beginning of Period	$15.19		$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.07)		3.30		(0.23)
Total from Investment Operations	(0.11)		3.30		(0.24)
Net Asset Value, End of Period	$15.08		$15.19		$11.89
Total Return++	(0.72)%		27.75	%#	(1.98	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$2,098		$2,113		$1
Ratio of Expenses to Average Net Assets (1)	1.13	%+	0.97	%+*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.15	%+*	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.24	)%+	0.00	%§+*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*	N/A
Portfolio Turnover Rate	21%		6	%#	12	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.20	%††	N/A		N/A
Net Investment Loss to Average Net Assets	(0.31	)%††	N/A		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Opportunity Portfolio

	Class H*
	Year Ended December 31,		Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2011		2010		2010	2009^^	2008^^	2007^^
Net Asset Value, Beginning of Period	$15.02		$11.76		$9.49	$12.13	$12.99	$10.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		0.00	‡	(0.06)	(0.01)	(0.02)	(0.05)
Net Realized and Unrealized Gain (Loss)	(0.07)		3.26		2.33	(2.63)	(0.84)	2.29
Total from Investment Operations	(0.11)		3.26		2.27	(2.64)	(0.86)	2.24
Net Asset Value, End of Period	$14.91		$15.02		$11.76	$9.49	$12.13	$12.99
Total Return++	(0.73)%		27.72	%#	23.92%	(21.83)%	(6.54)%	20.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$198.0		$241.0		$220.3	$207.8	$245.5	$194.4
Ratio of Expenses to Average Net Assets (1)	1.13	%+††	0.97	%+††@	1.40%	1.14%	1.13%	1.23%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.15	%+††@	1.22%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.24	)%+††	0.00	%+††§@	(0.46)%	(0.13)%	(0.17)%	(0.43)%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§@	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	21%		6	%#	12%	33%	45%	46%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.20	%††	N/A		N/A	1.49%	N/A	N/A
Net Investment Loss to Average Net Assets	(0.31	)%††	N/A		N/A	(0.48)%	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Opportunity Portfolio

	Class L*
	Year Ended December 31,		Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2011		2010		2010	2009^^	2008^^	2007^^
Net Asset Value, Beginning of Period	$13.73		$10.78		$8.77	$11.28	$12.18	$10.15
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.10)		(0.03)		(0.13)	(0.07)	(0.12)	(0.13)
Net Realized and Unrealized Gain (Loss)	(0.06)		2.98		2.14	(2.44)	(0.78)	2.16
Total from Investment Operations	(0.16)		2.95		2.01	(2.51)	(0.90)	2.03
Net Asset Value, End of Period	$13.57		$13.73		$10.78	$8.77	$11.28	$12.18
Total Return++	(1.17)%		27.37	%#	22.92%	(22.32)%	(7.31)%	20.00%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$30.8		$39.0		$34.8	$28.6	$41.8	$28.4
Ratio of Expenses to Average Net Assets (1)	1.63	%+††	1.47	%+††@	2.12%	1.89%	1.89%	1.99%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.65	%+††@	1.94%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.74	)%+††	(0.50	)%+††@	(1.16)%	(0.90)%	(0.94)%	(1.19)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§@	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	21%		6	%#	12%	33%	45%	46%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70	%††	N/A		N/A	2.24%	N/A	N/A
Net Investment Loss to Average Net Assets	(0.81	)%††	N/A		N/A	(1.25)%	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^^  Beginning the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$14.17	$11.14		$7.64		$13.12		$13.31
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)	0.01		(0.03)		(0.01)		(0.05)
Net Realized and Unrealized Gain (Loss)	(1.25)	3.02		3.68		(5.47)		0.45
Total from Investment Operations	(1.29)	3.03		3.65		(5.48)		0.40
Distributions from and/or in Excess of:
Net Investment Income	—	—		(0.01)		—		—
Net Realized Gain	(0.24)	—		(0.14)		—		(0.59)
Total Distributions	(0.24)	—		(0.15)		—		(0.59)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$12.64	$14.17		$11.14		$7.64		$13.12
Total Return++	(9.12)%	27.20%		47.92%		(41.84)%		3.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,074,392	$1,227,782		$977,515		$638,559		$1,137,839
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.05	%+††	1.05	%+	1.02	%+	1.01	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05%+	1.05	%+††	1.05	%+	1.02	%+	1.01	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.29)%+	0.10	%+††	(0.28	)%+	(0.08	)%+	(0.35	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	26%	26%		27%		34%		50%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10%	1.12	%+††	1.07	%+	1.05	%+	N/A
Net Investment Income (Loss) to Average Net Assets	(0.34)%	0.03	%+††	(0.30	)%+	(0.11	)%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Small Company Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$13.27	$10.46		$7.19		$12.39		$12.63
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)	(0.02)		(0.05)		(0.03)		(0.08)
Net Realized and Unrealized Gain (Loss)	(1.16)	2.83		3.46		(5.17)		0.43
Total from Investment Operations	(1.23)	2.81		3.41		(5.20)		0.35
Distributions from and/or in Excess of:
Net Realized Gain	(0.24)	—		(0.14)		—		(0.59)
Redemption Fees	0.00 ‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$11.80	$13.27		$10.46		$7.19		$12.39
Total Return++	(9.28)%	26.86%		47.41%		(41.97)%		2.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$282,988	$530,123		$536,329		$345,302		$698,183
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.30	%+††	1.30	%+	1.27	%+	1.26	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30%+	1.30	%+††	1.30	%+	1.27	%+	1.26	%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.54)%+	(0.15	)%+††	(0.53	)%+	(0.34	)%+	(0.61	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	26%	26%		27%		34%		50%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.37	%+††	1.32	%+	1.30	%+	N/A
Net Investment Loss to Average Net Assets	(0.59)%	(0.22	)%+††	(0.55	)%+	(0.37	)%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Small Company Growth Portfolio

	Class H
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$12.47
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss	(0.43)
Total from Investment Operations	(0.43)
Distributions from and/or in Excess of:
Net Realized Gain	(0.24)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.80
Total Return++	(3.46	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,006
Ratio of Expenses to Average Net Assets (1)	1.30	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.26	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35	%*
Net Investment Loss to Average Net Assets	(0.31	)%*

^  Commencement of Operations

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Small Company Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$12.47
Loss from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Loss	(0.43)
Total from Investment Operations	(0.44)
Distributions from and/or in Excess of:
Net Realized Gain	(0.24)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$11.79
Total Return++	(3.54	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,657
Ratio of Expenses to Average Net Assets (1)	1.80	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.77	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.85	%*
Net Investment Loss to Average Net Assets	(0.82	)%*

^  Commencement of Operations

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$14.33	$11.18		$8.87		$15.75		$28.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.11	0.30		0.23		0.31		0.33
Net Realized and Unrealized Gain (Loss)	0.69	3.02		2.30		(5.84)		(4.87)
Total from Investment Operations	0.80	3.32		2.53		(5.53)		(4.54)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.17)		(0.22)		(0.31)		(0.50)
Net Realized Gain	—	—		—		(1.04)		(7.45)
Total Distributions	(0.14)	(0.17)		(0.22)		(1.35)		(7.95)
Redemption Fees	—	—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.99	$14.33		$11.18		$8.87		$15.75
Total Return++	5.57%	29.86%		29.65%		(38.07)%		(16.63)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$773,138	$855,474		$584,820		$448,897		$911,819
Ratio of Expenses to Average Net Assets (1)	1.01%+	0.99	%+††	0.99	%+	0.95	%+	0.90%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%+	0.98	%+††	0.96	%+	0.91	%+	0.88%+
Ratio of Net Investment Income to Average Net Assets (1)	0.76%+	2.34	%+††	2.70	%+	2.19	%+	1.23%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	21%	41%		30%		38%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.03%	N/A		1.00	%+	0.96	%+	N/A
Net Investment Income to Average Net Assets	0.74%	N/A		2.69	%+	2.18	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$14.07	$10.99		$8.73		$15.53		$27.96
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.26		0.21		0.28		0.27
Net Realized and Unrealized Gain (Loss)	0.66	2.96		2.25		(5.77)		(4.82)
Total from Investment Operations	0.74	3.22		2.46		(5.49)		(4.55)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.14)		(0.20)		(0.27)		(0.43)
Net Realized Gain	—	—		—		(1.04)		(7.45)
Total Distributions	(0.11)	(0.14)		(0.20)		(1.31)		(7.88)
Redemption Fees	—	—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.70	$14.07		$10.99		$8.73		$15.53
Total Return++	5.26%	29.51%		29.31%		(38.26)%		(16.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,047	$89,321		$116,164		$95,828		$171,578
Ratio of Expenses to Average Net Assets (1)	1.26%+	1.24	%+††	1.24	%+	1.20	%+	1.15%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%+	1.23	%+††	1.21	%+	1.16	%+	1.13%+
Ratio of Net Investment Income to Average Net Assets (1)	0.54%+	2.09	%+††	2.45	%+	2.05	%+	1.02%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%††§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	21%	41%		30%		38%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.28%	N/A		1.25	%+	1.21	%+	N/A
Net Investment Income to Average Net Assets	0.52%	N/A		2.44	%+	2.04	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class H
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$14.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Loss	0.11
Total from Investment Operations	0.18
Net Asset Value, End of Period	$14.70
Total Return++	1.24	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,644
Ratio of Expenses to Average Net Assets (1)	1.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	3.81	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.41	%*
Net Investment Income to Average Net Assets	3.65	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

U.S. Real Estate Portfolio

	Class L
Selected Per Share Data and Ratios	Period from November 11, 2011^ to December 31, 2011
Net Asset Value, Beginning of Period	$14.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.06
Net Realized and Unrealized Loss	0.11
Total from Investment Operations	0.17
Net Asset Value, End of Period	$14.69
Total Return++	1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,879
Ratio of Expenses to Average Net Assets (1)	1.75	%+*
Ratio of Net Investment Income to Average Net Assets (1)	3.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.91	%+*
Net Investment Income to Average Net Assets	3.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.44		$12.15		$9.94		$11.47	$11.99
Income (Loss) from Investment Operations:
Net Investment Income†	0.64		0.87		0.71		1.03	0.71
Net Realized and Unrealized Gain (Loss)	(1.07)		0.92		1.64		(2.15)	(0.23)
Total from Investment Operations	(0.43)		1.79		2.35		(1.12)	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.64)		(0.93)		(0.09)		(0.41)	(1.00)
Net Realized Gain	(0.14)		(0.57)		(0.05)		—	—
Total Distributions	(0.78)		(1.50)		(0.14)		(0.41)	(1.00)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—	0.00	‡
Net Asset Value, End of Period	$11.23		$12.44		$12.15		$9.94	$11.47
Total Return++	(3.66)%		15.07%		23.75%		(10.07)%	4.68%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$69,557		$28,864		$38,041		$21,887	$52,686
Ratio of Expenses to Average Net Assets (1)	0.83	%+††	0.84	%+††	0.84	%+	0.83%+	0.93	%+^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.84	%+††	0.84	%+	0.81%+	0.85	%+
Ratio of Net Investment Income to Average Net Assets (1)	5.21	%+††	7.12	%+††	6.44	%+	9.16%+	6.28	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††	0.01	%††	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	85%		109%		138%		248%	155%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.19	%††	1.29	%+††	1.35	%+	1.61%+	1.21	%+
Net Investment Income to Average Net Assets	4.85	%††	6.67	%+††	5.93	%+	8.38%+	6.00	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective June 1, 2006, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.00% for Class I shares. Prior to May 1, 2004, the maximum ratio was 1.75% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.76		$12.42		$10.18		$11.77	$12.29
Income (Loss) from Investment Operations:
Net Investment Income†	0.63		0.86		0.84		0.94	0.69
Net Realized and Unrealized Gain (Loss)	(1.10)		0.94		1.53		(2.13)	(0.23)
Total from Investment Operations	(0.47)		1.80		2.37		(1.19)	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.61)		(0.89)		(0.08)		(0.40)	(0.98)
Net Realized Gain	(0.14)		(0.57)		(0.05)		—	—
Total Distributions	(0.75)		(1.46)		(0.13)		(0.40)	(0.98)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—	0.00	‡
Net Asset Value, End of Period	$11.54		$12.76		$12.42		$10.18	$11.77
Total Return++	(3.90)%		14.88%		23.43%		(10.34)%	4.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,784		$6,792		$4,379		$3,640	$870
Ratio of Expenses to Average Net Assets (1)	1.08	%+††	1.09	%+††	1.09	%+	1.12%+	1.20	%+^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.09	%+††	1.09	%+	1.10%+	1.10	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.96	%+††	6.87	%+††	7.52	%+	8.56%+	5.99	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††	0.01	%††	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	85%		109%		138%		248%	155%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44	%††	1.54	%+††	1.62	%+	2.31%+	1.49	%+
Net Investment Income to Average Net Assets	4.60	%††	6.42	%+††	6.99	%+	7.37%+	5.71	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective June 1, 2006, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class P shares. Prior to June 1, 2006, the maximum ratio was 1.25% for Class P shares. Prior to May 1, 2004, the maximum ratio was 2.00% for Class P shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class H
	Year Ended December 31,						Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.76		$12.42		$10.18		$11.86
Income (Loss) from Investment Operations:
Net Investment Income†	0.62		0.86		0.71		0.88
Net Realized and Unrealized Gain (Loss)	(1.09)		0.94		1.66		(2.17)
Total from Investment Operations	(0.47)		1.80		2.37		(1.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.61)		(0.89)		(0.08)		(0.39)
Net Realized Gain	(0.14)		(0.57)		(0.05)		—
Total Distributions	(0.75)		(1.46)		(0.13)		(0.39)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$11.54		$12.76		$12.42		$10.18
Total Return++	(3.88)%		14.86%		23.40%		(10.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,955		$2,021		$2,316		$1,758
Ratio of Expenses to Average Net Assets (1)	1.08	%+††	1.09	%+††	1.09	%+	1.18	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.09	%+††	1.09	%+	1.10	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.96	%+††	6.87	%+††	6.37	%+	7.66	%+*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	85%		109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.44	%††	1.54	%+††	1.57	%+	2.11	%+*
Net Investment Income to Average Net Assets	4.60	%††	6.42	%+††	5.89	%+	6.73	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Financial Highlights

Emerging Markets Debt Portfolio

	Class L
	Year Ended December 31,						Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$12.54		$12.24		$10.09		$11.84
Income (Loss) from Investment Operations:
Net Investment Income†	0.55		0.79		0.92		0.50
Net Realized and Unrealized Gain (Loss)	(1.07)		0.92		1.36		(1.87)
Total from Investment Operations	(0.52)		1.71		2.28		(1.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.84)		(0.08)		(0.38)
Net Realized Gain	(0.14)		(0.57)		(0.05)		—
Total Distributions	(0.69)		(1.41)		(0.13)		(0.38)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$11.33		$12.54		$12.24		$10.09
Total Return++	(4.34)%		14.18%		22.80%		(11.85	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,965		$4,668		$1,305		$342
Ratio of Expenses to Average Net Assets (1)	1.58	%+††	1.59	%+††	1.59	%+	1.72	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.59	%+††	1.59	%+	1.60	%+*
Ratio of Net Investment Income to Average Net Assets (1)	4.46	%+††	6.37	%+††	8.21	%+	8.78	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%††	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	85%		109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.94	%††	2.04	%+††	2.02	%+	3.03	%+*
Net Investment Income to Average Net Assets	4.10	%††	5.92	%+††	7.78	%+	7.47	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

December 31, 2011

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-three separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund offers up to four different classes of shares for certain Portfolios — Class I shares, Class P shares, Class H shares and Class L shares. Each Portfolio (with the exception of the Asian Equity, Global Advantage, Global Discovery, Global Insight, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Select Global Infrastructure, Advantage, Insight, Opportunity, Small Company Growth, U.S. Real Estate, and Emerging Markets Debt Portfolios), offers two classes of shares — Class I and Class P. Global Insight and Insight Portfolios offer Class I shares, Class H shares and Class L shares. Asian Equity, Global Advantage, Global Discovery, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Select Global Infrastructure, Advantage, Opportunity, Small Company Growth, U.S. Real Estate, and Emerging Markets Debt Portfolios offer Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights. Effective April 29, 2011, Capital Growth Portfolio was renamed Growth Portfolio.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

On November 11, 2011, Small Company Growth Portfolio acquired the net assets of Morgan Stanley Special Growth Fund ("Special Growth Fund"), an open-end investment company. Based on the respective valuations as of the close of business on November 11, 2011, pursuant to a Plan of Reorganization approved by the shareholders of Special Growth Fund on October 27, 2011 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 4,225 Class I shares of Small Company Growth Portfolio at a net asset value of $13.34 per share for 2,477 Class I shares of Special Growth Fund; 2,762,585 Class H shares of Small Company Growth Portfolio at a net asset value of $12.47 for 1,463,083 Class A shares and 109,160 Class B shares of Special Growth Fund; 142,996 Class L shares of Small Company Growth Portfolio at a net asset value of $12.47 for 89,674 Class C shares of Special Growth Fund. The net assets of Special Growth Fund before the Reorganization were approximately $36,289,000, including unrealized appreciation of approximately $2,423,000 at November 11, 2011. The investment portfolio of Special Growth Fund, with a fair value of approximately $36,424,000 and identified cost of approximately $34,001,000 on November 11, 2011, was the principal asset acquired by Small Company Growth Portfolio. For financial reporting purposes, assets received and shares issued by Small Company Growth Portfolio were recorded at fair value; however, the cost basis of the investments received from Special Growth Fund was carried forward to align ongoing reporting of Small Company Growth Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of Small Company Growth Portfolio were approximately $1,412,832,000. Immediately after the merger, the net assets of Small Company Growth Portfolio were approximately $1,449,121,000.

Upon closing of the Reorganization, shareholders of Special Growth Fund received shares of Small Company Growth Portfolio as follows:

Special Growth Fund	Small Company Growth Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of Small Company Growth Portfolio, Small Company Growth Portfolio's pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment loss(1)	$(4,536,000)
Net gain realized and unrealized gain (loss)(2)	$(146,370,000)
Net increase (decrease) in net assets resulting from operations	$(150,906,000)

(1) Approximately $(5,631,000) as reported, plus approximately $209,000 Special Growth Fund premerger, plus approximately $886,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(146,782,000) as reported, plus approximately $412,000 Special Growth Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Special Growth Fund that have been included in Small Company Growth Portfolio's Statement of Operations since December 31, 2011.

On November 11, 2011, U.S. Real Estate Portfolio acquired the net assets of Morgan Stanley Real Estate Fund ("Real Estate

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Fund"), an open-end investment company. Based on the respective valuations as of the close of business on November 11, 2011, pursuant to a Plan of Reorganization approved by the shareholders of Real Estate Fund on October 27, 2011 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 42,903 Class I shares of U.S. Real Estate Portfolio at a net asset value of $14.80 per share for 102,854 Class I shares of Real Estate Fund; 1,878,193 Class H shares of U.S. Real Estate Portfolio at a net asset value of $14.52 for 3,927,044 Class A shares and 528,039 Class B shares of Real Estate Fund; 418,343 Class L shares of U.S. Real Estate Portfolio at a net asset value of $14.52 for 1,005,298 Class C shares of Real Estate Fund. The net assets of Real Estate Fund before the Reorganization were approximately $33,981,000, including unrealized appreciation of approximately $12,071,000 at November 11, 2011. The investment portfolio of Real Estate Fund, with a fair value of approximately $34,585,000 and identified cost of approximately $22,514,000 on November 11, 2011, was the principal asset acquired by U.S. Real Estate Portfolio. For financial reporting purposes, assets received and shares issued by U.S. Real Estate Portfolio were recorded at fair value; however, the cost basis of the investments received from Real Estate Fund was carried forward to align ongoing reporting of U.S. Real Estate Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of U.S. Real Estate Portfolio were approximately $882,125,000. Immediately after the merger, the net assets of U.S. Real Estate Portfolio were approximately $916,106,000.

Upon closing of the Reorganization, shareholders of Real Estate Fund received shares of U.S. Real Estate Portfolio as follows:

Real Estate Fund	U.S. Real Estate Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of U.S. Real Estate Portfolio, U.S. Real Estate Portfolio's pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment income(1)	$9,128,000
Net realized and unrealized gain (loss)(2)	$48,748,000
Net increase (decrease) in net assets resulting from operations	$57,876,000

(1) Approximately $7,100,000 as reported, plus approximately $1,099,000 Real Estate Fund premerger, plus approximately $929,000 of estimated pro-forma eliminated expenses.

(2) Approximately $43,537,000 as reported, plus approximately $5,211,000 Real Estate Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Real Estate Fund that have been included in U.S. Real Estate Portfolio's Statement of Operations since December 31, 2011.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: Certain Portfolios use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolios' investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that certain Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Brokers" in the Statements of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Foreign Currency Exchange Contracts: In connection with their investments in foreign securities, certain Portfolios also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2011.

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)
Active International Allocation:
Currency Risk	Receivables	$333	$—
Equity Risk	Receivables	—	180
Total Receivables		$333	$180
Currency Risk	Payables	$(598)	$—
Equity Risk	Payables	—	(324)
Total Payables		$(598)	$(324)
International Small Cap:
Currency Risk	Payables	$(38)	$—
Emerging Markets Debt:
Currency Risk	Receivables	$2	$—
Currency Risk	Payables	$(101)	$—

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2011 in accordance with ASC 815.

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International	Currency Risk	Foreign Currency
Allocation		Exchange Contracts	$(2,377)
	Equity Risk	Futures Contracts	(6,806)
Total			$(9,183)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International	Currency Risk	Foreign Currency
Allocation		Exchange Contracts	$(47)
	Equity Risk	Futures Contracts	(232)
Total			$(279)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets	Currency Risk	Foreign Currency Exchange Contracts	$(4,951)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Discovery	Currency Risk	Foreign Currency Exchange Contracts	$12
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Currency Risk	Foreign Currency Exchange Contracts	$(2,119)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Currency Risk	Foreign Currency Exchange Contracts	$1,108
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Currency Risk	Foreign Currency Exchange Contracts	$(667)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Currency Risk	Foreign Currency Exchange Contracts	$(170)

For the year ended December 31, 2011, Active International Allocation Portfolio's average monthly principal amount of foreign currency exchange contracts was approximately $96,340,000 and the average monthly original value of futures contracts was approximately $22,940,000. Emerging Markets, Global Discovery, International Small Cap and Emerging Markets Debt Portfolios' average monthly principal amount of foreign currency exchange contracts were approximately $39,769,000, $58,000, $35,602,000 and $15,884,000, respectively.

4.  Structured Investments: Certain Portfolios invested a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Securities Lending: Certain Portfolios lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by the U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolios' Statements of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities and related collateral outstanding at December 31, 2011 were as follows:

Portfolio	Value of Loaned Securities (000)	Value of Collateral Outstanding (000)	Invested Cash Collateral* (000)	Uninvested Cash Collateral (000)	Value of Non-Cash Collateral** (000)
Active International Allocation	$28,149	$29,350	$28,964	$210	$176
Emerging Markets	89,322	92,680	92,013	667	—
International Equity	100,073	104,123	103,374	749	—
Emerging Markets Debt	841	993	986	7	—

*  The Portfolios invest cash collateral received in Repurchase Agreements and the Morgan Stanley Institutional Liquidity Funds as reported in the Portfolios of Investments.

**  The Portfolio received non-cash collateral in the form of U.S. Government Obligations, which the Portfolio cannot sell or repledge and, accordingly, are not reflected in the Portfolio of Investments.

6.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2011, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2011, BRCP REIT II, LLC has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2011, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2011, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,946,000 for which it will receive 7,946,000 shares of common stock. As of December 31, 2011, Keystone Industrial Fund, LP has drawn down approximately $7,574,000 which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of December 31, 2011, KTR Industrial Fund II LP has drawn down approximately $4,269,000 which represents 85.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and KTR Industrial Fund II LP, the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of December 31, 2011, KTR Industrial Fund II LP has drawn down approximately $8,538,000 which represents 85.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2011, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2011, Cabot Industrial

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Value Fund III, LP has drawn down approximately $3,256,000 which represents 43.4% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2011, Cabot Industrial Value Fund III, LP has drawn down approximately $3,256,000 which represents 43.4% of the commitment.

7.  Redemption Fees: The following redemption fees are designed to protect each Portfolio and its shareholders from the effects of short-term trading. Shares of the Active International Allocation, Asian Equity, Emerging Markets, International Advantage, International Equity, International Opportunity, International Real Estate, International Small Cap, Small Company Growth and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee. These fees, if any, are included on the Statements of Changes in Net Assets.

8.  Restricted Securities: Certain Portfolios invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

9.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

10.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory/Sub-Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory Agreement (the "Agreement") at the annual rates of the average daily net assets indicated below.

Portfolio	Average Daily Net Assets	Advisory Fee
Active International Allocation	first $1.0 billion	0.65%
	over $1.0 billion	0.60
Asian Equity	first $1.0 billion	0.95
	over $1.0 billion	0.90
Emerging Markets	first $500 million	1.25
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
Global Advantage	first $1.0 billion	0.90
	over $1.0 billion	0.85
Portfolio	Average Daily Net Assets	Advisory Fee
Global Discovery	first $1.0 billion	0.90%
	over $1.0 billion	0.85
Global Franchise	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Global Insight	first $1.0 billion	1.00
	over $1.0 billion	0.95
Global Opportunity	first $750 million	0.90
	next $750 million	0.85
	over $1.5 billion	0.80
Global Real Estate*		0.85
International Advantage	first $1.0 billion	0.90
	over $1.0 billion	0.85
International Equity	first $10 billion	0.80
	over $10 billion	0.75
International Opportunity	first $1.0 billion	0.90
	over $1.0 billion	0.85
International Real Estate		0.80
International Small Cap	first $1.5 billion	0.95
	over $1.5 billion	0.90
Select Global Infrastructure		0.85
Advantage	first $750 million	0.75
	next $750 million	0.70
	over $1.5 billion	0.65
Focus Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Insight	first $750 million	0.80
	next $750 million	0.75
	over $1.5 billion	0.70
Opportunity	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $ 3.0 billion	0.35
Small Company Growth	first $1.0 billion	0.92
	next $500 million	0.85
	over $1.5 billion	0.80
U.S. Real Estate	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Emerging Markets Debt	first $500 million	0.75
	next $500 million	0.70
	over $1.0 billion	0.65

* Effective July 1, 2011 the investment advisory service fees were reduced to the annual rate based on average daily net assets as follows:

Global Real Estate	first $2.5 billion	0.85%
	over $2.5 billion	0.80

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the total annual operating expenses, excluding certain investment related

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

	Maximum Expense Ratio
	Class I	Class P	Class H	Class L
Active International Allocation*	0.80%	1.05%	N/A	N/A
Asian Equity	1.45	1.70	1.70%	2.20%
Emerging Markets	1.65	1.90	N/A	N/A
Global Advantage	1.30	1.55	1.55	2.05
Global Discovery	1.35	1.60	1.60	2.10
Global Franchise	1.00	1.25	N/A	N/A
Global Insight	1.35	N/A	1.60	2.10
Global Opportunity	1.25	1.50	1.50	1.55
Global Real Estate	1.05	1.30	1.30	1.80
International Advantage	1.25	1.50	1.50	2.00
International Equity	0.95	1.20	N/A	N/A
International Opportunity	1.15	1.40	1.40	1.90
International Real Estate	1.00	1.25	N/A	N/A
International Small Cap	1.15	1.40	N/A	N/A
Select Global Infrastructure	1.15	1.40	1.40	1.90
Advantage	1.05	1.30	1.30	1.09
Focus Growth	1.00	1.25	N/A	N/A
Growth	0.80	1.05	N/A	N/A
Insight	1.05	N/A	1.30	1.80
Opportunity	0.88	1.13	1.13	1.63
Small Company Growth	1.05	1.30	1.30	1.80
U.S. Real Estate	1.00	1.25	1.25	1.75
Emerging Markets Debt	0.85	1.10	1.10	1.60

* Effective July 1, 2011 the maximum expense ratio was increased to the annual rate expressed as a percentage of average daily net assets as follows:

	Class I	Class P	Class H	Class L
Active International Allocation	0.90%	1.15%	N/A	N/A

The fee waivers and/or expense reimbursements will continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate. For the year ended December 31, 2011, the following Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Active International Allocation	$407
Asian Equity	152
Global Advantage	130
Global Discovery	115
Global Franchise	16
Global Insight	26
Global Opportunity	208
Global Real Estate	2
International Advantage	126
International Equity	1,356
International Opportunity	180
International Small Cap	153
Select Global Infrastructure	210
Advantage	162
Focus Growth	22
Insight	26
Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Opportunity	$184
Small Company Growth	855
U.S. Real Estate	140
Emerging Markets Debt	238

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its Officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios' purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an Administration Agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund had adopted Shareholder Service Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Service Plans, each applicable Portfolio pays the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Advantage Portfolio and the Global

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Opportunity Portfolio to the extent it exceeds 0.04% and 0.30%, respectively, of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2011, the Advantage Portfolio waived approximately $1,000 and Global Opportunity Portfolio waived approximately $3,000.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

G. Portfolio Investment Activity:

1.  Security Transactions: For the year ended December 31, 2011, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Active International Allocation	$97,894	$203,201
Asian Equity	639	548
Emerging Markets	1,004,688	1,529,106
Global Advantage	2,342	889
Global Discovery	4,965	2,260
Global Franchise	163,256	50,308
Global Insight*	694	—
Global Opportunity	6,984	4,824
Global Real Estate	813,148	407,817
International Advantage	1,206	548
International Equity	1,417,070	1,425,970
International Opportunity	2,427	2,498
International Real Estate	58,175	181,887
International Small Cap	239,644	289,787
Select Global Infrastructure	6,878	5,869
Advantage	3,467	1,894
Focus Growth	13,877	8,286
Growth	221,051	225,852
Portfolio	Purchases (000)	Sales (000)
Insight*	$657	$—
Opportunity	59,105	108,398
Small Company Growth	411,247	701,379
U.S. Real Estate	193,358	292,505
Emerging Markets Debt	87,587	48,304

* For the period December 28, 2011 to December 31, 2011.

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2011.

2.  Transactions with Affiliates: The Portfolios invest in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

Portfolio	Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2011 (000)
Active International Allocation	$21,765	$184,692	$155,410	$27		$51,047
Asian Equity	128	547	500	—	@	175
Emerging Markets	107,751	649,916	620,055	48		137,612
Global Advantage	911	1,700	2,510	—	@	101
Global Discovery	960	3,093	3,919	—	@	134
Global Franchise	2,873	135,451	130,512	2		7,812
Global Insight*	—	830	327	—	@	503
Global Opportunity	101	5,989	5,802	—	@	288
Global Real Estate	35,380	610,946	601,101	63		45,225
International Advantage	503	779	1,282	—	@	—
International Equity	155,321	1,208,635	1,194,965	127		168,991
International Opportunity	65	2,051	2,044	—	@	72
International Real Estate	583	90,601	91,101	3		83
International Small Cap	9,956	125,743	126,478	7		9,221
Select Global Infrastructure	271	4,775	4,685	—	@	361
Advantage	95	3,440	3,149	—	@	386
Focus Growth	793	17,503	16,569	2		1,727
Growth	48,692	164,612	200,395	25		12,909
Insight*	—	830	—	—	@	830
Opportunity	3,180	79,005	80,560	3		1,625
Small Company Growth	44,047	562,249	574,752	51		31,544
U.S. Real Estate	35,795	158,883	189,999	30		4,679
Emerging Markets Debt	4,671	71,492	63,493	13		12,670

@ Amount is less than $500.

* For the period December 28, 2011 to December 31, 2011.

Investment Advisory fees paid by each Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment in the Liquidity Funds ("Rebate"). For the

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

year ended December 31, 2011, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Active International Allocation	$26
Asian Equity	—	@
Emerging Markets	69
Global Advantage	—	@
Global Discovery	—	@
Global Franchise	9
Global Opportunity	—	@
Global Real Estate	58
International Advantage	—	@
International Equity	131
International Opportunity	—	@
International Real Estate	3
International Small Cap	7
Select Global Infrastructure	—	@
Advantage	—	@
Focus Growth	2
Growth	26
Opportunity	3
Small Company Growth	51
U.S. Real Estate	27
Emerging Markets Debt	13

@ Amount is less than $500

The Emerging Markets Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $1,667,000 at December 31, 2011. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2011, advisory fees paid were reduced by approximately $156,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Dividend Income (000)	Value December 31, 2011 (000)
$21,813	$—	$6,434	$5,322	$—	$7,822

The Active International Allocation Portfolio invests in Mitsubishi UFJ Financial Group, Inc., an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor. Mitsubishi UFJ Financial Group, Inc. was acquired at a cost of approximately $2,647,000.

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the year ended December 31, 2011 is as follows:

Value December 31, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Dividend Income (000)	Value December 31, 2011 (000)
$1,371	$—	$74	$(81)	$33	$1,018

During the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

Portfolio	Broker Commissions (000)
Asian Equity	$—	@
Emerging Markets	69
Global Advantage	—	@
Global Discovery	—	@
Global Franchise	—	@
Global Opportunity	—	@
Global Real Estate	37
International Advantage	—	@
International Opportunity	—	@
Select Global Infrastructure	—	@
Advantage	—	@
Focus Growth	1
Opportunity Portfolio	14
Small Company Growth	7
U.S. Real Estate	28

@ Amount is less than $500

During the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

Portfolio	Broker Commissions (000)
Active International Allocation	$3
Asian Equity	—	@
Emerging Markets	268
Global Franchise	5
Global Real Estate	23
International Equity	120
International Real Estate	9
International Small Cap	3
Select Global Infrastructure	2
Focus Growth	—	@
Growth	—	@
Small Company Growth	10
U.S. Real Estate	2

@ Amount is less than $500.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 Distributions Paid From:		2010 Distributions Paid From:
Portfolio	Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
Active International Allocation	$6,935	$—	$9,151	$—
Emerging Markets	—	25,277	16,513	—
Global Advantage	16	—	—	—
Global Discovery	47	—	—	—
Global Franchise	3,615	2,396	2,936	—
Global Opportunity	211	738	—	—
Global Real Estate	28,756	—	23,862	—
International Advantage	42	—	—	—
International Equity	94,031	—	60,000	—
International Opportunity	106	218	—	—
International Real Estate	9,425	—	13,160	—
International Small Cap	—	—	1,418	—
Select Global Infrastructure	612	—	82	—
Advantage	47	—	18	—
Growth	1,728	—	15	—
Small Company Growth	—	25,870	—	—
U.S. Real Estate	8,410	—	12,294	—
Emerging Markets Debt	3,852	949	4,823	68

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT adjustments, foreign currency transactions, defaulted bonds, paydown adjustments, return of capital from certain securities, expiring capital losses, distribution redesignations, foreign taxes paid on capital gains, net operating losses, nondeductible expenses, merger adjustments, certain equity securities designated as issued by "passive foreign investment companies" and excess distributions, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2011:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
Active International Allocation	$(3,033)	$3,034	$(1)
Asian Equity	1	1	(2)
Emerging Markets	(3,952)	4,370	(418)
Global Advantage	(1)	1	—
Global Discovery	8	(8)	— @
Global Franchise	252	(251)	(1)
Global Insight	(— @)	— @	—
Global Opportunity	37	1	(38)
Global Real Estate	8,717	(8,479)	(238)
International Advantage	— @	(— @)	—
International Equity	(3,140)	3,140	—
International Opportunity	(1)	2	(1)
International Real Estate	1,642	(1,642)	—
International Small Cap	(2,123)	2,123	— @
Select Global Infrastructure	(— @)	— @	—
Advantage	(— @)	— @	(— @)
Focus Growth	74	(1)	(73)
Growth	1	(1)	—
Insight	(— @)	—	— @
Opportunity	903	47	(950)
Small Company Growth	4,652	722	(5,374)
U.S. Real Estate	2,209	902	(3,111)
Emerging Markets Debt	(669)	669	— @

@ Amount is less than $500

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
Global Discovery	$16	$—
Global Insight	1	—
Global Opportunity	—	44
International Equity	729	—
International Real Estate	5,344	—
International Small Cap	2,527	—
Select Global Infrastructure	—	91
Growth	35	—
Small Company Growth	—	3,808
U.S. Real Estate	335	—
Emerging Markets Debt	—	15

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2011.

At December 31, 2011, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Active International Allocation	$375,913	$26,271	$(66,642)	$(40,371)
Asian Equity	1,682	49	(208)	(159)
Emerging Markets	1,353,511	152,234	(117,361)	34,873
Global Advantage	2,647	156	(141)	15
Global Discovery	4,006	201	(462)	(261)
Global Franchise	207,498	25,035	(5,649)	19,386
Global Insight	1,198	7	(2)	5
Global Opportunity	11,609	2,526	(530)	1,996
Global Real Estate	1,703,013	73,531	(300,564)	(227,033)
International Advantage	2,164	106	(185)	(79)
International Equity	4,058,834	363,435	(436,681)	(73,246)
International Opportunity	5,549	748	(524)	224
International Real Estate	405,765	1,015	(196,132)	(195,117)
International Small Cap	378,009	10,071	(89,224)	(79,153)
Select Global Infrastructure	11,449	1,595	(191)	1,404
Advantage	7,298	1,387	(257)	1,130
Focus Growth	24,079	2,912	(2,977)	(65)
Growth	642,208	228,712	(92,092)	136,620
Insight	1,487	7	(2)	5
Opportunity	210,206	62,341	(26,354)	35,987
Small Company Growth	1,213,395	326,810	(138,837)	187,973
U.S. Real Estate	824,573	126,913	(52,664)	74,249
Emerging Markets Debt	88,095	1,863	(7,550)	(5,687)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the following Portfolios had available for Federal income tax purposes unused short term and long term capital losses that will not expire:

Portfolio	Short-term Losses (No Expiration) (000)	Long-term Losses (No Expiration) (000)
Asian Equity	$55	$—
Global Advantage	1	—
International Real Estate	3,549	88,205

In addition, at December 31, 2011, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	Expiration Date December 31,
Portfolio	2012 (000)	2016 (000)	2017 (000)	2018 (000)	Total (000)
Active International Allocation	$—	$—	$55,336	$—	$55,336
Global Franchise*	—	—	3,809	—	3,809
Global Real Estate	—	—	130,652	41,571	172,223
International Equity	—	392,794	10,156	—	402,950
International Real Estate	—	98,798	217,627	66,872	383,297
International Small Cap	—	—	66,323	—	66,323
Advantage	—	—	32	—	32
Focus Growth	—	—	88	—	88
Growth	—	—	90,712	—	90,712
Opportunity	—	8,138	—	—	8,138
Small Company Growth*	—	2,198	452	—	2,650
U.S. Real Estate	—	—	3,508	—	3,508

* Capital loss carryforward from target fund.

The amounts reflected in the capital loss carryforward table for Global Franchise Portfolio includes approximately $7,795,000 capital loss carryforward brought forward as a result of the Portfolio's merger with the Global Value Equity Portfolio in October 2009. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire in 2017. During the year ended December 31, 2011, Global Franchise utilized approximately $3,986,000 of its capital loss carryforward.

The amounts reflected in the capital loss carryforward table for Small Company Growth Portfolio includes approximately $2,650,000 capital loss carryforward brought forward as a result of the Portfolio's merger with the Morgan Stanley Special

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

Growth Fund in November 2011. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. The acquired capital loss carryforward is expected to expire in 2016 and 2017.

During the year ended December 31, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

Portfolio	Utilized Capital Loss Carryforwards (000)
Active International Allocation	$15,840
Emerging Markets	68,600
Global Franchise	3,986
Global Real Estate	79,396
International Equity	68,754
International Opportunity	23
International Small Cap	24,747
Advantage	122
Focus Growth	1,400
Growth	76,743
Opportunity	24,742
Small Company Growth	20,205
U.S. Real Estate	87,445

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2011, the Portfolio deferred to January 1, 2012 for U.S. Federal income tax purposes the following losses:

Portfolio	Specified Ordinary Losses (000)		Capital Losses (000)
Active International Allocation	$2,015		$3,937
Asian Equity	—	@	13
Emerging Markets	3,378		563
Global Advantage	5		—
Global Franchise	—		448
Global Opportunity	—		114
Global Real Estate	2,221		—
International Advantage	—		6
International Opportunity	—		64
International Real Estate	—		5,904
International Small Cap	—		1,205
Select Global Infrastructure	—		2
Advantage	16		—
Focus Growth	—		196
Opportunity	12		2,494
Small Company Growth	15		—
Emerging Markets Debt	28		—

@ Amount is less than $500.

I. Other (unaudited): The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Global Real Estate, International Real Estate and U.S. Real Estate Portfolios invest a significant portion of their assets in securities of real estate investment trusts (REITs). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolios.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty's failure to complete the transaction.

2011 Annual Report

December 31, 2011

Notes to Financial Statements (cont'd)

At December 31, 2011, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class I	Class P	Class H	Class L
Active International Allocation	—%	15.2%	—%	—%
Emerging Markets	62.2	66.8	—	—
Global Advantage	—	—	22.5	—
Global Discovery	—	—	30.2	—
Global Franchise	55.0	51.2	—	—
Global Insight	—	—	98.8	—
Global Opportunity	43.7	—	—	33.3
Global Real Estate	—	85.4	52.8	—
International Equity	35.1	86.4	—	—
International Real Estate	83.9	—	—	—
International Small Cap	74.5	98.0	—	—
Advantage	27.7	—	—	24.0
Focus Growth	65.7	70.8	—	—
Growth	45.4	69.9	—	—
Insight	—	—	98.8	—
Opportunity	67.8	99.5	—	10.7
Small Company Growth	37.3	64.2	—	—
U.S. Real Estate	32.7	66.9	—	—
Emerging Markets Debt	76.5	61.0	—	—

2011 Annual Report

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Active International Allocation Portfolio, Asian Equity Portfolio, Emerging Markets Portfolio, Global Advantage Portfolio, Global Discovery Portfolio, Global Franchise Portfolio, Global Opportunity Portfolio, Global Real Estate Portfolio, International Advantage Portfolio, International Equity Portfolio, International Opportunity Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Select Global Infrastructure Portfolio, Advantage Portfolio, Focus Growth Portfolio, Growth Portfolio (formerly Capital Growth Portfolio), Opportunity Portfolio, Small Company Growth Portfolio, U.S. Real Estate Portfolio, and Emerging Markets Debt Portfolio, including the portfolios of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments as of December 31, 2011 and the related statements of operations and changes in net assets, and the financial highlights for the period from December 28, 2011 (commencement of operations) to December 31, 2011 for Global Insight Portfolio and Insight Portfolio. The aforementioned twenty-three portfolios of the Morgan Stanley Institutional Fund, Inc. are hereafter referred to as the Portfolios. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for years ended June 30, 2009, 2008 and 2007 for Opportunity Portfolio were audited by another independent registered public accounting firm whose report, dated August 21, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned twenty-three portfolios comprising Morgan Stanley Institutional Fund, Inc. at December 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2012

2011 Annual Report

December 31, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

Portfolio	Dividends Received Deduction %	Qualifying U.S. Govt. Income %
Global Advantage	45.6%	—%
Global Discovery	15.8	—
Global Franchise	44.0	—
Global Opportunity	4.9	—
Select Global Infrastructure	16.7	—
Advantage	100.0	—
Growth	100.0	—

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
Emerging Markets	$25,277
Global Franchise	2,396
Global Opportunity	738
International Opportunity	218
Small Company Growth	25,870
Emerging Markets Debt	949

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2011.

When distributed, certain earnings may be subject to a maximum rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2004. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Active International Allocation	$6,774
Global Advantage	17
Global Discovery	50
Global Franchise	3,864
Global Opportunity	81
Global Real Estate	4,663
International Equity	92,860
International Opportunity	80
International Real Estate	5,191
Select Global Infrastructure	356
Advantage	48
Growth	1,730
U.S. Real Estate	532

2011 Annual Report

December 31, 2011

Federal Income Tax Information (unaudited) (cont'd)

The following Portfolios intend to pass through foreign tax credits and have derived net income from sources within foreign countries amounting to:

Portfolio	Foreign Tax Credits (000)	Net Foreign Source Income (000)
Active International Allocation	$423	$13,474
Emerging Markets	4,260	43,666
Global Franchise	146	3,442
Global Real Estate	1,594	31,087
International Equity	3,807	143,813
International Real Estate	411	11,003
International Small Cap	607	9,926
Select Global Infrastructure	26	303

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2011 Annual Report

December 31, 2011

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2011 Annual Report

December 31, 2011

U.S. Privacy Policy (unaudited) (cont'd)

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

2011 Annual Report

December 31, 2011

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2011 Annual Report

December 31, 2011

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2011 Annual Report

December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2011 Annual Report

December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

2011 Annual Report

December 31, 2011

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

*  Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley

MSIFIANN
IU12-00334P-Y12/11

MORGAN STANLEY FOCUS GROWTH FUND
PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) relates to the shares of beneficial interest (“shares”) of Morgan Stanley Focus Growth Fund (“Focus Growth”), to be issued pursuant to (i) the Agreement and Plan of Reorganization, dated June 28, 2012, between Focus Growth and Morgan Stanley Institutional Fund, Inc. (the “Company”), on behalf of Focus Growth Portfolio (“MSIF Focus Growth”), in connection with the acquisition by Focus Growth of substantially all the assets and liabilities of MSIF Focus Growth (the “Reorganization”).

Focus Growth is referred to herein as the “Acquiring Fund.” MSIF Focus Growth is referred to herein as the “Acquired Fund.”

This SAI does not constitute a prospectus.  This SAI does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated July 24, 2012.  A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 869-6397 (toll-free).  Please retain this document for future reference.

The date of this SAI is July 24, 2012.

Table of Contents	Page

Introduction	B-2

Additional Information about the Acquiring Fund	B-2

Financial Statements	B-4

B-1

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated July 24, 2012 (the “Proxy Statement and Prospectus”).  The Proxy Statement and Prospectus has been sent to the Acquired Fund’s Shareholders in connection with the solicitation of proxies by the Board of Trustees of the Acquired Fund to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on September 27, 2012.  Each of (i) Focus Growth’s Statement of Additional Information, dated April 30, 2012, as it may be amended and supplemented from time to time (the “Focus Growth Statement of Additional Information”), and (ii) the Company’s Statement of Additional Information, dated April 30, 2012, as it may be amended and supplemented from time to time (the “Company’s Statement of Additional Information”) accompany, and are incorporated by reference in, this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Fund History

For additional information about the Acquiring Fund’s history, see “Fund History” in the Focus Growth Statement of Additional Information.

Investment Objectives and Policies

For additional information about the Acquiring Fund’s investment objectives and policies, see “Description of the Fund and Its Investments and Risks—Fund Policies/Investment Restrictions” in the Focus Growth Statement of Additional Information.

Fund Holdings

For additional information about the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio securities to any person, see “Description of the Fund and Its Investments and Risks—Disclosure of Portfolio Holdings” in the Focus Growth Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of the Acquiring Fund, see “Management of the Fund” and “Investment Advisory and Other Services” in the Focus Growth Statement of Additional Information.

Investment Advisory and Other Services

For additional information about the Acquiring Fund’s investment adviser, the Acquiring Fund’s independent registered public accounting firm and other services provided to the Acquiring Fund, see “Investment Advisory and Other Services” in the Focus Growth Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by the Acquiring Fund, the Acquiring Fund’s investment adviser and the Acquiring Fund’s distributor, see “Investment Advisory and Other Services —Code of Ethics” in the Focus Growth Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by the Acquiring Fund, see “Investment Advisory and Other Services—Proxy Voting Policy and Proxy Voting Record” in the Focus Growth Statement of Additional Information.

B-2

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund, their compensation structure and their holdings in the Acquiring Fund, see “Investment Advisory and Other Services—Fund Management” in the Focus Growth Statement of Additional Information.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see “Brokerage Allocation and Other Practices” in the Focus Growth Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see “Capital Stock and Other Securities” in the Focus Growth Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Acquiring Fund shares and the determination of net asset value, see “Purchase, Redemption and Pricing of Shares” in the Focus Growth Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about the Acquiring Fund’s policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its Shareholders, see “Taxation of the Fund and Shareholders” in the Focus Growth Statement of Additional Information.

Distribution of Shares

For additional information about the Acquiring Fund’s distributor and the distribution agreement between the Acquiring Fund and its distributor, see “Investment Advisory and Other Services” in the Focus Growth Statement of Additional Information.

Performance Data

For additional information about the Acquiring Fund’s performance, see “Performance Data” in the Focus Growth Statement of Additional Information.

B-3

FINANCIAL STATEMENTS

1.  The most recent audited financial statements of the Funds, each for the fiscal year ended December 31, 2011, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s reports, along with the Funds’ audited financial statements, are included in each respective Fund’s Annual Report to Shareholders for the most recently completed fiscal year.  A copy of each report accompanies and is incorporated by reference in this SAI.  In addition, a copy of the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2011 accompanies the Proxy Statement and Prospectus.

2.  Pursuant to Item 14(2) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared for the Reorganization because the net asset value of the Acquired Fund does not exceed ten percent of the Acquiring Fund’s net asset value, measured at July 23, 2012.

B-4

STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley

Focus Growth Fund

Share Class	Ticker Symbol
Class A	AMOAX

Class B	AMOBX

Class C	AMOCX

Class I	AMODX

April 30, 2012

This Statement of Additional Information ("SAI") is not a prospectus. The Prospectus (dated April 30, 2012) for Morgan Stanley Focus Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended December 31, 2011, including notes thereto, and the report of Ernst & Young LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Focus Growth Fund
522 Fifth Avenue
New York, NY 10036
(800) 869-NEWS

I.	Fund History	4

II.	Description of the Fund and Its Investments and Risks	4

	A. Classification	4

	B. Investment Strategies and Risks	4

	C. Fund Policies/Investment Restrictions	22

	D. Disclosure of Portfolio Holdings	23

III.	Management of the Fund	26

	A. Board of Trustees	26

	B. Management Information	27

	C. Compensation	37

IV.	Control Persons and Principal Holders of Securities	39

V.	Investment Advisory and Other Services	39

	A. Adviser and Administrator	39

	B. Principal Underwriter	40

	C. Services Provided by the Adviser and Administrator	40

	D. Dealer Reallowances	41

	E. Rule 12b-1 Plan	41

	F. Other Service Providers	44

	G. Fund Management	45

	H. Codes of Ethics	47

	I. Proxy Voting Policy and Proxy Voting Record	47

	J. Revenue Sharing	47

VI.	Brokerage Allocation and Other Practices	49

	A. Brokerage Transactions	49

	B. Commissions	49

	C. Brokerage Selection	50

	D. Regular Broker-Dealers	51

VII.	Capital Stock and Other Securities	51

VIII.	Purchase, Redemption and Pricing of Shares	52

	A. Purchase/Redemption of Shares	52

	B. Offering Price	53

IX.	Taxation of the Fund and Shareholders	54

X.	Underwriters	57

XI.	Performance Data	57

XII.	Financial Statements	58

XIII.	Fund Counsel	58

Appendix A.	Morgan Stanley Investment Management Proxy Voting Policy and Procedures	A-1

2

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Adviser.

"Adviser" — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distribution, Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Focus Growth Fund, a registered open-end investment company.

"Independent Trustees" — Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Morgan Stanley & Co." — Morgan Stanley & Co. LLC, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Smith Barney" — Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley

"Transfer Agent" — Morgan Stanley Services Company Inc., a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees" — The Board of Trustees of the Fund.

3

I. FUND HISTORY

The Fund was incorporated in the State of Maryland on December 13, 1979 under the name InterCapital Industry-Valued Securities Inc. Effective March 21, 1983, the Fund's name was changed to Dean Witter Industry-Valued Securities Inc. On April 6, 1987, the Fund was reorganized as a Massachusetts business trust, under a Declaration of Trust, with the name Dean Witter American Value Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter American Value Fund. Effective April 26, 1999, the Fund's name was changed to Morgan Stanley Dean Witter American Opportunities Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley American Opportunities Fund. Effective July 3, 2006, the Fund's name was changed to Morgan Stanley Focus Growth Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end, non-diversified management investment company whose investment objective is long-term capital growth.

B. Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks" and "Additional Information about the Fund's Investment Objective, Strategies and Risks."

Convertible Securities. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Foreign Investment.  Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about

4

foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria, it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or

5

developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Derivatives. The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by U.S. Securities and Exchange Commission ("SEC") rules or SEC staff positions. Although the Adviser seeks to use derivatives to further the Fund's investment objective, no assurance can be given that the use of derivatives will achieve this result.

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General Risks of Derivatives

Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund's interests. The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•  Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge for a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Fund's risk of loss, it may also limit the Fund's opportunity for gains or result in losses by offsetting or limiting the Fund's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

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•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions.

•  The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Fund's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

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Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between the Fund and its counterparties. Certain options, such as options on individual securities, may be settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates or earmarks cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to a Fund. The Fund could close out its position as an option writer only if a liquid market exists for options on the same underlying security and having the same exercise date as the option written by the Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times

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or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or other assets, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

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Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in, among other things, the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

•  The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Fund's options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•  The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

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Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to earmark cash or liquid assets or maintain segregated cash or liquid assets in order to cover futures transactions. The Fund will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Foreign Currency Forward Exchange Contracts and Currency Futures. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into foreign currency forward exchange contracts or currency futures contracts. The Fund may enter into foreign currency forward exchange contracts or currency futures contracts under various circumstances. The typical use of a foreign currency forward exchange contract or currency futures contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract or currency futures contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts or currency futures contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased denominated.

The Fund will not enter into foreign currency forward exchange contracts or currency futures contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

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When required by law, the Fund will segregate or earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of foreign currency forward exchange contracts or currency futures contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts or currency futures contracts by the Internal Revenue Code of 1986, as amended (the "Code"), requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange contracts and currency futures contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

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Swap Contracts and Related Derivative Instruments

An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. Therefore, these OTC swaps are generally subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will earmark or segregate cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the

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underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Many swap agreements are not traded on exchanges and not subject to a similar level of government regulation like exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations to the same extent participants in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including future governmental regulation, could adversely affect the Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to the Fund's potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund's assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions. In particular, pursuant to authority granted under the Dodd-Frank Act, the CFTC in October 2011 promulgated final rules that impose new federal position limits on listed futures and options contracts on, and economically equivalent OTC derivatives referencing, 28 individual agricultural, metal and energy commodities. The Fund's futures and options positions in these 28 contracts will be aggregated with its positions, if any, in economically equivalent OTC derivatives referencing these contracts. These new position limits, which will be imposed on the Fund and its counterparties, may impact the Fund's

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ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. Derivatives positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Fund's use of derivatives may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

In February 2012, the CFTC adopted certain regulatory changes that may impact the Fund by subjecting the Adviser to registration with the CFTC as the commodity pool operator ("CPO") of the Fund, unless the Fund is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If the Adviser becomes subject to CFTC registration as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Fund expenses.

Structured Investments

The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Contracts for Difference ("CFDs"). The Fund may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument.

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The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced.

To the extent that there is an imperfect correlation between the return on the Fund's obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Fund's financial risk. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Money Market Securities. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the

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institution, and that the institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be "zero coupon" securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, a zero coupon security is subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Borrowing. The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

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In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates cash or liquid assets in accordance with applicable SEC regulations and interpretations.

Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 25% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

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When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Private Placements and Restricted Securities. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Such securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. To the extent these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be

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"liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Private Investments in Public Equity. The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Limited Partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. The Fund may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Warrants and Subscription Rights. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common

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stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

C. Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1. Seek long-term capital growth.

The Fund will not:

1. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to cash equivalents.

2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

3. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

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7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

In addition, as non-fundamental policies which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Make short sales of securities, except short sales against the box.

2. Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved, as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm

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(as of the Fund's fiscal year-end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Six business days after month end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 38 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

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Name	Information Disclosed	Frequency(1)	Lag Time
Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 38 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

CTC Consulting, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt EnnisKnupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Gallagher Fiduciary Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

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Name	Information Disclosed	Frequency(1)	Lag Time
Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above): (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

General. The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

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Board Structure and Oversight Function. The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact it has on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

B. Management Information

Independent Trustees. The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2011) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley Funds").

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Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2011) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each Officer serves an indefinite term, until his or her successor is elected.

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In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2011, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2011)
Independent:

Frank L. Bowman(1)	None	over $100,000

Michael Bozic	None	over $100,000

Kathleen A. Dennis	None	over $100,000

Manuel H. Johnson	None	over $100,000

Joseph J. Kearns(1)	None	over $100,000

Michael F. Klein	None	over $100,000

Michael E. Nugent	over $100,000	over $100,000

W. Allen Reed(1)	None	over $100,000

Fergus Reid(1)	None	over $100,000

Interested:

James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the retail Morgan Stanley Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the

33

independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills, and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson, and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

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The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1) Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3) Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended December 31, 2011, the Board of Trustees held the following meetings:

Board of Trustees	8
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	6

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of B.P. p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the Naval Submarine League and the American Shipbuilding Supplier Association. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must

35

operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee and Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Director and Trustee of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex

36

generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving as a Trustee of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and, effective January 1, 2012, Sub-Committee Chairpersons receive an additional annual retainer fee of $31,500. Prior to January 1, 2012, each Sub-Committee Chairperson received an annual retainer of $15,750. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan

37

are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended December 31, 2011 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2011.

Compensation(1)

Name of Independent Trustee:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$4,223	$225,750
Michael Bozic	4,453	241,500
Kathleen A. Dennis	4,223	225,750
Manuel H. Johnson	5,034	273,000
Joseph J. Kearns	5,324	306,750
Michael F. Klein	4,223	225,750
Michael E. Nugent	7,744	420,000
W. Allen Reed(2)	4,222	225,750
Fergus Reid	4,453	259,500
Name of Interested Trustee:
James F. Higgins	3,875	210,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended December 31, 2011: Mr. Kearns, $1,970; Mr. Reed, $4,222.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2011 before deferral by the Trustees under the DC Plan. As of December 31, 2011, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $532,157, $674,903 and $523,935, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2011 and by the Adopting Funds for the calendar year ended December 31, 2011, and the estimated retirement benefits for the Independent Trustees, from the Fund as of the fiscal year ended December 31, 2011 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee:	Retirement benefits accrued as fund expenses		Estimated annual benefits upon retirement(1)
	By the Fund	By all Adopting Funds	From the Fund	From all Adopting Funds
Michael Bozic	$911	$42,107	$967	$43,940
Manuel H. Johnson	676	30,210	1,420	64,338
Michael E. Nugent	151	6,805	1,269	57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

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IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of March 30, 2012: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza II, 3rd Floor, Jersey City, NJ 07311 — 70.87%; State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 — 5.56%. The following owned beneficially or of record 5% or more of the outstanding Class B shares of the Fund as of March 30, 2012: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza II, 3rd Floor, Jersey City, NJ 07311 — 63.43%; First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523 — 6.00%; Merrill Lynch Pierce Fenner & Smith Inc., for the Sole Benefit of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484 — 5.34%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of March 30, 2012: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza II, 3rd Floor, Jersey City, NJ 07311 — 71.92%; Citigroup Global Markets Inc., Attn: Mutual Funds Department Reconciliation & Accounts Control, 333 West 34th Street, 7th Floor — 8.31%; First Clearing, LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523 — 5.27%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of March 30, 2012: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza II, 3rd Floor, Jersey City, NJ 07311 — 52.65%; SEI Private Trust Company C/O M&T Bank ID 337, Attn: Mutual Fund Administrator, One Freedom Valley Drive, Oaks, PA 19456-9989 — 27.35%; Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399-0002 — 7.24%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Adviser and Administrator

The Adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement") with the Adviser, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the Fund determined as of the close of each business day: 0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the daily net assets exceeding $4.5 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets.

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The following table reflects (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2009, 2010 and 2011:

Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
2009	2010	2011	2009	2010	2011	2009	2010	2011
$5,819,666	$6,640,324	$7,369,625	—	—	—	$36,010	$38,959	$53,713

For the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid compensation under its Administration Agreement as follows (no administrative fees were waived):

Compensation Paid for the Fiscal Year Ended December 31,
2009	2010	2011
$1,055,843	$1,212,720	$1,354,445

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney and Morgan Stanley & Co., which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. Services Provided by the Adviser and Administrator

The Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary

40

or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Adviser (not including compensation or expenses of attorneys who are employees of the Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution, effective July 31, 2011, pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"), pursuant to which each Class, other than Class I pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively. Prior to July 31, 2011, in accordance with Rule 12b-1 under the Investment Company Act, the Fund had adopted a Plan of Distribution with respect to the Class A, Class B and Class C shares, between the Fund

41

and Morgan Stanley Distributors Inc. (the "Prior Distributor"), pursuant to which the Prior Distributor provided certain services in connection with the promotion and sale of the Fund's shares (the "Prior Plan").

The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor and the Prior Distributor have informed the Fund that they and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below.

	2009		2010		2011
Class A	FSCs:(1)	$91,745	FSCs:(1)	$93,501	FSCs:(1)	$287,135
	CDSCs:	$4,302	CDSCs:	$125	CDSCs:	$406
Class B	CDSCs:	$207,675	CDSCs:	$117,315	CDSCs:	$68,625
Class C	CDSCs:	$4,094	CDSCs:	$2,552	CDSCs:	$9,046

(1)  FSCs apply to Class A only.

The entire fee payable by Class A shares and a portion of the fees payable by each of Class B and Class C shares each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the Financial Industry Regulatory Authority ("FINRA") (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of FINRA.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended December 31, 2011, Class A, Class B and Class C shares of the Fund made payments under the Plan and the Prior Plan amounting to $2,891,742, $841,210 and $701,050, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year. The amount paid by Class C shares reflects a reduction of $1,974.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to sales of Class B and Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 4.00% on Class B shares and up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class B and Class C shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the

42

Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any CDSCs received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A, Class B and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25% in the case of Class A, 1.00% in the case of Class B and 1.00% in the case of Class C, of the average daily net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan.

Each Class paid 100% of the amounts accrued under the Plan and the Prior Plan with respect to that Class for the fiscal year ended December 31, 2011 to the Distributor and the Prior Distributor. It is estimated that the Distributor and the Prior Distributor spent this amount in approximately the following ways: (i) 0.00% ($0) — advertising and promotional expenses; (ii) 0.00% ($0) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 100.00% ($320,877) — other expenses, including the gross sales credit and the carrying charge, of which 0.00% ($0) represents carrying charges, 41.40% ($132,843) represents commission credits to Morgan Stanley Smith Barney and Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 58.60% ($188,034) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan and the Prior Plan during the fiscal year ended December 31, 2011 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor and the Prior Distributor have advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley Smith Barney and Morgan Stanley & Co. which arise from their having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $52,377,558 as of December 31, 2011 (the end of the Fund's fiscal year), which was equal to 95.00% of the net assets of Class B on such date. Because there is no requirement under the Plan or the Prior Plan that the Distributor or the Prior Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor and the Prior Distributor have advised the Fund that there were no unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale totaled $16,480 in the case of

43

Class C at December 31, 2011 (the end of the calendar year), which amount was equal to approximately 0.0261% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor or the Prior Distributor under the Plan or the Prior Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan or the Prior Plan, respectively.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Adviser, Morgan Stanley & Co., Morgan Stanley Smith Barney, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. and Morgan Stanley Smith Barney branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. and Morgan Stanley Smith Barney could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9886, is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

As of June 7, 2011, Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5072, is the independent registered public accounting firm of the Fund. Prior to June 7, 2011, Deloitte & Touche LLP, located at Two World Financial Center, New York, NY 10281, was the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

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(3) Affiliated Persons

The Transfer Agent is an affiliate of the Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G. Fund Management

Other Accounts Managed by the Portfolio Managers

Other Accounts Managed by Portfolio Managers at December 31, 2011 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Dennis P. Lynch	35	$17.3 billion	4	$3.8 billion	13	$1.2 million
David S. Cohen	35	$17.3 billion	4	$3.8 billion	13	$1.2 million
Sam G. Chainani	35	$17.3 billion	4	$3.8 billion	13	$1.2 million
Alexander T. Norton	35	$17.3 billion	4	$3.8 billion	13	$1.2 million
Jason C. Yeung	35	$17.3 billion	4	$3.8 billion	13	$1.2 million
Armistead B. Nash	35	$17.3 billion	4	$3.8 billion	13	$1.2 million

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

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Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long-term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action, which causes a restatement of Morgan Stanley's consolidated financial results, or constitutes a violation of Morgan Stanley's risk policies and standards.

•  Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee's actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees' prior year compensation decisions.

•  Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors may include:

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  The investment performance of the funds/accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of December 31, 2011, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Dennis P. Lynch:	None*
David S. Cohen:	None*
Sam G. Chainani:	None*
Alexander T. Norton:	None*
Jason C. Yeung:	None*
Armistead B. Nash:	None*

*  Although the portfolio manager does not have any assets directly invested in the Fund, he has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

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H. Codes of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. Revenue Sharing

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney, Citigroup Global Markets Inc. ("CGM") and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for, among other things promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts which are paid in accordance with the applicable compensation structure:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley Smith Barney and CGM, as applicable, receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, Class B, Class C and Class I shares of the Fund held in traditional brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record:

•  For the period beginning January 1, 2011 and ending December 31, 2011, an amount up to $1.6 million, which covers the Fund and all other Morgan Stanley Funds; and

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney, CGM or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

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•  For the period beginning January 1, 2012 and thereafter, an ongoing annual fee in an amount up to 0.13% of the total average quarterly net asset value of such shares.

(3)  On Class I shares of the Fund held in traditional brokerage accounts where Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record, in addition to the amounts referenced in paragraph (2) above:

•  a gross sales credit of 0.25% of the amount sold and an ongoing annual fee in an amount up to 10% of the total average quarterly net asset value of such shares; or

•  an ongoing annual fee in an amount up to 35% of the advisory fee the Adviser receives based on the average daily net assets of such shares.

  There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)  On Class A, Class B, Class C and Class I shares of the Fund held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)  On any shares of the Fund held in an account through certain 401(k) platforms in the Morgan Stanley channel of Morgan Stanley Smith Barney's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, Class B and Class C shares of the Fund held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.10% of the total average monthly net asset value of such shares.

(3)  On Class I shares of the Fund, held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

•  a gross sales credit of 0.25% of the amount sold; and

•  an ongoing annual fee in an amount up to 0.10% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries may provide such Intermediaries and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure, provided by Intermediaries as to their compensation.

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney, CGM or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

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VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

During the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid a total of $535,267, $1,125,410 and $775,535, respectively, in brokerage commissions.

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Investment Adviser.

During the fiscal years ended December 31, 2009, 2010 and 2011, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co., Citigroup, Inc. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid a total of $87,926, $8,065 and $48,502, respectively, in brokerage commissions to Morgan Stanley & Co. and/or its affiliated broker-dealers. During the fiscal year ended December 31, 2011, the brokerage commissions paid to Morgan Stanley & Co. and/or its affiliated broker-dealers represented approximately 6.25% of the total brokerage commissions paid by the Fund for the year and were paid on account of transactions having an aggregate dollar value equal to approximately 8.37% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

During the period June 1, 2009 through December 31, 2009, the Fund did not pay any brokerage commissions to Citigroup, Inc. and/or its affiliated broker-dealers. During the fiscal years ended December 31, 2010 and 2011, the Fund paid a total of $11,294 and $20,934, respectively, in brokerage commissions to Citigroup, Inc. and/or its affiliated broker-dealers. During the fiscal year ended December 31, 2011, the brokerage commissions paid to Citigroup, Inc. and/or its affiliated broker-dealers represented approximately 2.70% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 2.42% of the

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aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement the Fund's policies, the Adviser effects transactions with those broker-dealers that the Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. The Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Adviser. Services provided may include certain research services (as described below) as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services, and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the Exchange Act. Such transactions include equity and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability

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of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the Exchange Act, UK Financial Services Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

D. Regular Broker-Dealers

During the fiscal year ended December 31, 2011, the Fund did not purchase any securities issued by issuers who were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At December 31, 2011, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights

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of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

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Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B. Offering Price

The Fund's Class B, Class C and Class I shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley Smith Barney and other authorized dealers as described in Section "V. Investment Advisory and Other Services — E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

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Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in foreign currency forward exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a

54

portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities, while not subject to U.S. tax on distributions of net long-term capital gains, may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short term capital gains. Such prospective investors are urged to consult their tax advisors regarding the tax consequences to them of dividends and distributions.

The Fund will be required to withhold U.S. federal withholding taxes (at 30%) from certain "withholdable payments" made to a non-U.S. shareholder (other than an individual) after 2013, unless the non-U.S. shareholder complies with certain U.S. tax reporting (and, in some cases, withholding) requirements (generally relating to the entity's U.S. owners or account holders, if any) or otherwise qualifies for an exemption from such withholding. Withholdable payments generally will include interest (including original issue discount), dividends, rents, annuities, and other fixed or determinable annual or periodical gains, profits or income, if such payments are derived from U.S. sources, as well as gross proceeds from dispositions of securities that could produce U.S. source interest or dividends. Income which is effectively connected with the conduct of a U.S. trade or business is not, however, included in this definition.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

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Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and receives securities that are considered substantially identical to that fund's shares or reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out"), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

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X. UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

Average annual returns assuming deduction of maximum sales charge
Period Ended December 31, 2011

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	–10.70%	2.70%	2.72%	4.19%
Class B	03/27/80	–11.11%	2.68%	2.64%*	10.06%*
Class C	07/28/97	–7.39%	3.03%	2.50%	3.80%
Class I	07/28/97	–5.50%	4.08%	3.52%	4.83%

Average annual returns assuming NO deduction of sales charge
Period Ended December 31, 2011

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	–5.75%	3.81%	3.28%	4.58%
Class B	03/27/80	–6.43%	3.04%	2.64%*	10.06%*
Class C	07/28/97	–6.46%	3.03%	2.50%	3.80%
Class I	07/28/97	–5.50%	4.08%	3.52%	4.83%

Aggregate total returns assuming NO deduction of sales charge
Period Ended December 31, 2011

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	–5.75%	20.58%	38.05%	90.93%
Class B	03/27/80	–6.43%	16.15%	29.81%*	2000.27%*
Class C	07/28/97	–6.46%	16.11%	28.01%	71.16%
Class I	07/28/97	–5.50%	22.11%	41.39%	97.56%

Average annual after-tax returns assuming deduction of maximum sales charge
Class B
Period Ended December 31, 2011

Calculation Methodology	Inception Date	1 Year	5 Years	10 Years		Life of Fund
After taxes on distributions	03/27/80	–11.11%	2.68%	2.64	%*	7.93	%*
After taxes on distributions and redemptions	03/27/80	–7.22%	2.30%	2.28	%*	7.72	%*

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

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XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2011, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

On June 7, 2011, Deloitte & Touche LLP was dismissed as the independent registered public accounting firm of the Fund. The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new independent registered public accounting firm as of June 7, 2011.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

*****

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

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Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promotes consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant

A-1

to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider witholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on

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stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/renumeration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents

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shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure

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on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

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However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be

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less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

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8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

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A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

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MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by Morgan Stanley Funds Board on September 27-28, 2011

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Statement of Additional Information Supplement

May 17, 2012

Morgan Stanley Institutional Fund, Inc.

Supplement dated May 17, 2012 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2012

Effective immediately, Munib Madni and Samuel Rhee have been added to the teams primarily responsible for the day-to-day management of each of the Asian Equity Portfolio and the Emerging Markets Portfolio. Accordingly, effective immediately, the Statement of Additional Information is revised as follows:

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by the Portfolio Managers at December 31, 2011 (unless otherwise indicated)—Asian Equity" is hereby deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
James Cheng	12	$4.2 billion	7	$2.6 billion	26	(2)	$10.9 billion(2)
Munib Madni*	2	$335.6 million	5	$2.6 billion	25	(8)	$11.4 billion(8)
Samuel Rhee*	0	$0	2	$129.3 million	7		$7.0 billion

*  As of March 31, 2012

(2)  Of these other accounts, three accounts with a total of approximately $1.5 billion in assets, had performance-based fees.

(8)  Of these other accounts, two accounts with a total of approximately $913.4 million in assets, had performance-based fees.

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by the Portfolio Managers at December 31, 2011 (unless otherwise indicated)—Emerging Markets" is hereby deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Eric Carlson	7	$2.7 billion	5	$2.6 billion	19	(2)	$4.7 billion(2)
James Cheng	12	$4.2 billion	7	$2.6 billion	26	(2)	$10.9 billion(2)
Munib Madni*	2	$335.6 million	5	$2.6 billion	25	(8)	$11.4 billion(8)
Ana Cristina Piedrahita	7	$2.9 billion	6	$3.2 billion	21	(3)	$6.7 billion(3)
Paul C. Psaila	8	$3.0 billion	5	$2.6 billion	19	(2)	$4.7 billion(2)
Samuel Rhee*	0	$0	2	$129.3 million	7		$7.0 billion
Ruchir Sharma	10	$3.5 billion	7	$3.6 billion	19	(2)	$4.7 billion(2)

*  As of March 31, 2012

(2)  Of these other accounts, three accounts with a total of approximately $1.5 billion in assets, had performance-based fees.

(3)  Of these other accounts, four accounts with a total of approximately $3.5 billion in assets, had performance-based fees.

(8)  Of these other accounts, two accounts with a total of approximately $913.4 million in assets, had performance-based fees.

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Securities Ownership of Portfolio Managers (as of December 31, 2011, unless otherwise noted)—Asian Equity" is hereby deleted and replaced with the following:

Portfolio and Portfolio Managers	Portfolio Holdings
James Cheng	None
Munib Madni**	$50,001-$100,000
Samuel Rhee**	$100,001-$500,000

**  As of March 31, 2012.

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Securities Ownership of Portfolio Managers (as of December 31, 2011, unless otherwise noted)—Emerging Markets" is hereby deleted and replaced with the following:

Portfolio and Portfolio Managers	Portfolio Holdings
Eric Carlson	$100,000-$500,000
James Cheng	None
Munib Madni**	$100,001-$500,000
Ana Cristina Piedrahita	$50,001-$100,000
Paul C. Psaila	$100,001-$500,000
Samuel Rhee**	$100,001-$500,000
Ruchir Sharma	Over $1 million

**  As of March 31, 2012.

***

Effective December 31, 2012, James Cheng will retire from his position as portfolio manager of each of the Asian Equity Portfolio and the Emerging Markets Portfolio. As a result, effective December 31, 2012, all references to Mr. Cheng are hereby deleted from the Statement of Additional Information.

Please retain this supplement for future reference.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

522 Fifth Ave.
New York, NY 10036

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2012

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a mutual fund consisting of 23 portfolios offering a variety of investment alternatives, 23 of which are included in this Statement of Additional Information ("SAI") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio (except the Global Insight and Insight Portfolios) offers Class I, Class P, Class H and Class L shares. The Global Insight and Insight Portfolios each offer Class I, Class H and Class L shares. Following is a list of the 23 Portfolios included in this SAI:

Share Class and Ticker Symbol
	Class I	Class P	Class H	Class L
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation Portfolio	MSACX	MSIBX	MSAHX	MSLLX
Asian Equity Portfolio	MEQIX	MEQPX	MEQHX	MEQLX
Emerging Markets Portfolio	MGEMX	MMKBX	MSMHX	MSELX
Global Advantage Portfolio	MIGIX	MIGPX	MGAHX	MIGLX
Global Discovery Portfolio	MLDIX	MGDPX	MGDHX	MGDLX
Global Franchise Portfolio	MSFAX	MSFBX	MSIHX	MSFLX
Global Insight Portfolio	MBPIX	—	MBPHX	MBPLX
Global Opportunity Portfolio	MGGIX	MGGPX	MGGHX	MGGLX
Global Real Estate Portfolio	MRLAX	MRLBX	MSRHX	MGRLX
International Advantage Portfolio	MFAIX	MFAPX	MFAHX	MSALX
International Equity Portfolio	MSIQX	MIQBX	MSQHX	MSQLX
International Opportunity Portfolio	MIOIX	MIOPX	MIOHX	MIOLX
International Real Estate Portfolio	MSUAX	IERBX	MSTHX	MSOLX
International Small Cap Portfolio	MSISX	MSCPX	MSCHX	MSNLX
Select Global Infrastructure Portfolio	MTIIX	MTIPX	MTIHX	MTILX
U.S. EQUITY PORTFOLIOS:
Advantage Portfolio	MPAIX	MAPPX	MAPHX	MAPLX
Focus Growth Portfolio	MSAGX	MAEBX	MSWHX	MSWLX
Growth Portfolio	MSEQX	MSEGX	MSHHX	MSHLX
Insight Portfolio	MFPIX	—	MFPHX	MFPLX
Opportunity Portfolio	MGEIX	MEGPX	MEGHX	MGELX
Small Company Growth Portfolio*	MSSGX	MSSMX	MSSHX	MSSLX
U.S. Real Estate Portfolio	MSUSX	MUSDX	MSUHX	MSULX
FIXED INCOME PORTFOLIO:
Emerging Markets Domestic Debt Portfolio (formerly Emerging Markets Debt Portfolio)	MSIEX	IEDBX	MSEHX	MEDLX

  *  Portfolio is currently closed to new investors.

This SAI is not a prospectus, but should be read in conjunction with the Portfolios' prospectuses, each dated April 30, 2012, as may be supplemented from time to time. To obtain any of these prospectuses, please call the Fund toll-free at 1-800-548-7786.

The Fund's most recent Annual Report to Shareholders is a separate document supplied with this SAI and includes the Fund's audited financial statements, including notes thereto, and the report of Ernst & Young LLP, which are incorporated by reference into this SAI.

Certain Portfolios are "non-diversified" and, as such, such Portfolios' investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. The Emerging Markets Domestic Debt, Focus Growth, Global Discovery, Global Franchise, Global Real Estate, International Real Estate, Select Global Infrastructure and U.S. Real Estate Portfolios are non-diversified portfolios.

1

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Fund and its Portfolios. Morgan Stanley Investment Management Inc. (the "Adviser") acts as investment adviser to each Portfolio. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited ("MSIM Limited") acts as investment sub-adviser to the Emerging Markets, Global Franchise, Global Real Estate, International Equity, International Real Estate, International Small Cap and Select Global Infrastructure Portfolios; Morgan Stanley Investment Management Company ("MSIM Company") acts as investment sub-adviser to the Asian Equity, Emerging Markets, Global Franchise, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios (MSIM Limited and MSIM Company are each referred to herein individually as the "Sub-Adviser" and together as the "Sub-Advisers"). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies. More details about each investment and related risks are provided in the discussion following the tables.

2

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Active International Allocation	Asian Equity	Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Insight	Global Opportunity	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate	International Small Cap	Select Global Infrastructure
Equity Securities:

Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Depositary Receipts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Preferred Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Warrants	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

IPOs	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investment Company Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Exchange-Traded Funds	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Real Estate Investing	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

—REITs	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

—Foreign Real Estate Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Fixed Income Securities:

Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

High Yield Securities		✓	✓												✓

U.S. Government Securities	✓	✓	✓	✓	✓	*	✓	✓	✓	✓	*	✓	✓	*	✓

Agencies	✓	✓	✓	✓	✓	*	✓	✓	✓	✓	*	✓	✓	*	✓

Corporates	✓	✓	✓	✓	✓	*	✓	✓	✓	✓	*	✓	✓	*	✓

Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Mortgage Related Securities		✓		✓	✓		✓	✓		✓		✓			✓

Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Municipals		✓													✓

Asset-Backed Securities		✓													✓

Loan Participations and Assignments		✓	✓												✓

Temporary Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓		✓	✓	✓	✓		✓	✓		✓

Floaters

Inverse Floaters

Eurodollar and Yankee Dollar Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Investment:

Foreign Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Government Fixed Income Securities	✓	✓	✓	✓	✓		✓	✓		✓		✓			✓

Foreign Corporate Fixed Income Securities	✓	✓	✓	✓	✓		✓	✓	✓	✓		✓	✓		✓

Emerging Market Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Brady Bonds	✓	✓	✓	✓	✓		✓	✓	✓	✓		✓	✓		✓

Investment Funds	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

3

	Active International Allocation	Asian Equity	Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Insight	Global Opportunity	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate	International Small Cap	Select Global Infrastructure
Other Securities and Investment Strategies:

Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Borrowing for Investment Purposes

Temporary Borrowing	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements

Short Sales

Derivatives:

Forwards	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓

Futures Contracts	✓	✓	✓	✓	✓		✓	✓		✓	✓	✓		✓

Options	✓			✓	✓		✓	✓		✓	✓	✓		✓

Swaps	✓	✓	✓	✓	✓		✓	✓		✓	✓	✓		✓

Contracts for Difference	✓	✓	✓	✓	✓		✓	✓		✓	✓	✓		✓

Structured Investments		✓		✓	✓		✓	✓		✓		✓

Combined Transactions	✓	✓	✓	✓	✓		✓	✓		✓	✓	✓		✓

  *  See Money Market Instruments and Temporary Investments.

U.S. EQUITY PORTFOLIOS

	Advantage	Focus Growth	Growth	Insight	Opportunity	Small Company Growth	U.S. Real Estate
Equity Securities:

Common Stocks	✓	✓	✓	✓	✓	✓	✓

Depositary Receipts	✓	✓	✓	✓	✓	✓	✓

Preferred Stocks	✓	✓	✓	✓	✓	✓	✓

Rights	✓	✓	✓	✓	✓	✓	✓

Warrants	✓	✓	✓	✓	✓	✓	✓

IPOs	✓	✓	✓	✓	✓	✓	✓

Convertible Securities	✓	✓	✓	✓	✓	✓	✓

Limited Partnerships	✓	✓	✓	✓	✓	✓	✓

Investment Company Securities	✓	✓	✓	✓	✓	✓	✓

Exchange-Traded Funds	✓	✓	✓	✓	✓	✓	✓

Real Estate Investing	✓	✓	✓	✓	✓	✓	✓

—REITs	✓	✓	✓	✓	✓	✓	✓

—Foreign Real Estate Companies	✓			✓	✓

—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓	✓

4

	Advantage	Focus Growth	Growth	Insight	Opportunity	Small Company Growth	U.S. Real Estate
Fixed Income Securities:

Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓

High Yield Securities

U.S. Government Securities	✓	✓	✓	✓	✓	✓	✓

Agencies	✓	✓	✓	✓	✓	✓	✓

Corporates	✓	✓	✓	✓	✓	✓	✓

Money Market Instruments	✓	✓	✓	✓	✓	✓	✓

Cash Equivalents	✓	✓	✓	✓	✓	✓	✓

Mortgage Related Securities	✓			✓	✓

Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓

Municipals

Asset-Backed Securities

Loan Participations and Assignments

Temporary Investments	✓	✓	✓	✓	✓	✓	✓

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓	✓	✓

Floaters

Inverse Floaters

Eurodollar and Yankee Dollar Obligations	✓			✓	✓

Foreign Investment:

Foreign Equity Securities	✓	✓	✓	✓	✓	✓	✓

Foreign Government Fixed Income Securities	✓			✓	✓		✓

Foreign Corporate Fixed Income Securities	✓			✓	✓		✓

Emerging Market Securities	✓	✓	✓	✓	✓	✓

Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓

Brady Bonds	✓			✓	✓

Investment Funds	✓	✓	✓	✓	✓	✓	✓

Other Securities and Investment Strategies:

Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓	✓

Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓	✓

When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓

Borrowing for Investment Purposes

Temporary Borrowing	✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements			✓

Short Sales

Derivatives:

Forwards	✓	✓	✓	✓	✓	✓

Futures Contracts	✓	✓	✓	✓	✓	✓

Options	✓	✓	✓	✓	✓	✓

Swaps	✓	✓	✓	✓	✓	✓

Contracts for Difference	✓	✓	✓	✓	✓	✓

Structured Investments	✓	✓	✓	✓	✓	✓

Combined Transactions	✓	✓	✓	✓	✓	✓

5

FIXED INCOME PORTFOLIO

Emerging Markets Domestic Debt

Equity Securities:

Common Stocks

Depositary Receipts	✓

Preferred Stocks	✓

Rights	✓

Warrants	✓

IPOs

Convertible Securities	✓

Limited Partnerships

Investment Company Securities	✓

Exchange-Traded Funds	✓

Real Estate Investing

—REITs

—Foreign Real Estate Companies

—Specialized Ownership Vehicles

Fixed Income Securities:

Investment Grade Securities	✓

High Yield Securities	✓

U.S. Government Securities	✓

Agencies	✓

Corporates	✓

Money Market Instruments	✓

Cash Equivalents	✓

Mortgage Related Securities	✓

Repurchase Agreements	✓

Municipals	✓

Asset-Backed Securities	✓

Loan Participations and Assignments	✓

Temporary Investments	✓

Zero Coupons, Pay-In-Kind Securities or Deferred Payment	✓

Floaters	✓

Inverse Floaters	✓

Eurodollar and Yankee Dollar Obligations	✓

Foreign Investment:

Foreign Equity Securities	✓

Foreign Government Fixed Income Securities	✓

Foreign Corporate Fixed Income Securities	✓

Emerging Market Securities	✓

Foreign Currency Transactions	✓

Brady Bonds	✓

Investment Funds	✓

Other Securities and Investment Strategies:

Loans of Portfolio Securities	✓

Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓

When-Issued and Delayed Delivery Securities	✓

Borrowing for Investment Purposes	✓

Temporary Borrowing	✓

Reverse Repurchase Agreements	✓

Short Sales	✓

Derivatives:

Forwards	✓

Futures Contracts	✓

Options	✓

Swaps	✓

Contracts for Difference

Structured Investments	✓

Combined Transactions	✓

6

EQUITY SECURITIES

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed income security and are, therefore, included in both the definition of equity security and fixed income security.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A

7

convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Portfolio may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher-rated securities. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Limited Partnerships. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. A Portfolio that invests in limited partnership interests may invest to the same extent in limited liability company interests. Limited liability company interests have similar characteristics as limited partnership interests.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds. A Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended from time to time (the "1940 Act"); (ii) the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the 1940 Act, as amended from time to time. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. A Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, each Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, each Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Portfolios may invest in shares of various ETFs. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally,

8

increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio's investments.

Real estate investment trusts ("REITs") and foreign real estate companies. Certain Portfolios may invest in REITs and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITS and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be

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present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Investment Grade Securities. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

High Yield Securities. High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

U.S. Government Securities. U.S. government securities refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association

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("Ginnie Mae") and the Federal Housing Administration ("FHA"). Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Agencies. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, FHA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority ("TVA"). An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Corporates. Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

Money Market Instruments. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. Cash equivalents are short-term fixed income securities comprising:

(1)  Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates

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of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase;

(2)  Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their two highest categories (e.g., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(3)  Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(4)  U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5)  Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

(6)  Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

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Mortgage-Backed Securities. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. Freddie Mac securities are supported by Freddie Mac's right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBSs (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA ("To Be Announced") transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with

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original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac in order to support the conservatorship. First, the U.S. Treasury entered into "Preferred Stock Purchase Agreements" (PSPAs) under which, if the Federal Housing Finance Agency ("FHFA") determines that Fannie Mae's or Freddie Mac's liabilities exceed its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that was available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which terminated in December 2009. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Collateralized Mortgage Obligations. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in

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traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

A Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities ("SMBS"). A SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent a Portfolio invests in IOs and POs, this increases the risk of fluctuations in the net asset value of a Portfolio.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to

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herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

Municipals. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain

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funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the Prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment

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objectives and policies and consider recommending to shareholders changes in such investment objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio's limitation on investing in illiquid securities), the Fund's Board of Directors has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include (i) the frequency of trades and quoted prices for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Asset-Backed Securities. Certain Portfolios may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other

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receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans may be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its net asset value.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Temporary Investments. When the Adviser believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; money market instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

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Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Floaters. Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Eurodollar and Yankee Dollar Obligations. Eurodollar and Yankee dollar obligations are fixed income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros (the new currency implemented on January 1, 1999 by the countries participating in the EMU). Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets which have

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historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of a non-U.S. issuer.

Foreign Government Fixed Income Securities. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

Emerging Market Securities. Certain Portfolios may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation or the Portfolio's benchmark index. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration

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and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

A Portfolio may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Transactions. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign Currency Warrants. Certain Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

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Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. A Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Portfolio may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

OTHER SECURITIES AND INVESTMENT STRATEGIES

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. A Portfolio will not lend more than 33 1/3% of the value of its total assets.

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Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receives a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

The Portfolios may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

When-Issued and Delayed Delivery Securities. From time to time, the Portfolios may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Portfolios may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security

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purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. Each Portfolio will also earmark or segregate cash or liquid assets or on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Temporary Borrowing. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Domestic Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Domestic Debt Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

Short Sales. A short sale is a transaction in which a Portfolio sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by the Portfolio involve certain risks and special considerations. If

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the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

DERIVATIVES

Certain Portfolios may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Portfolio is a function of numerous variables, including market conditions. A Portfolio complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by the SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further a Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by a Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Portfolio may use and the risks of those instruments are described in further detail below. A Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interests. A Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Portfolio.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects a Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce a Portfolio's risk of loss, it may also limit a Portfolio's opportunity for gains or result in losses by offsetting or limiting a Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Portfolio enters into a derivatives transaction as an alternative to purchasing

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or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such OTC derivatives are entered into directly by a Portfolio and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Portfolio will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions.

•  A Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to a Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to a Portfolio's potential economic exposure under the transaction. A Portfolio will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to a Portfolio for investment purposes. If a large portion of a

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Portfolio's assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or a Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), a Portfolio is permitted to set aside liquid assets in an amount equal to a Portfolio's daily marked-to-market net obligations (i.e., a Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Portfolio's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of a Portfolio to enter into one or more exchange-traded or OTC derivatives transactions. In particular, pursuant to authority granted under the Dodd-Frank Act, the CFTC in October 2011 promulgated final rules that impose new federal position limits on listed futures and options contracts on, and economically equivalent OTC derivatives referencing, 28 individual agricultural, metal and energy commodities. A Portfolio's futures and options positions in these 28 contracts will be aggregated with its positions, if any, in economically equivalent OTC derivatives referencing these contracts. These new position limits, which will be imposed on a Portfolio and its counterparties, may impact a Portfolio's ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. Derivatives positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

A Portfolio's use of derivatives may be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes.

In February 2012, the CFTC adopted certain regulatory changes that may impact the Fund by subjecting the Adviser to registration with the CFTC as the commodity pool operator ("CPO") of a Portfolio, unless the Portfolio is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If the Adviser becomes subject to CFTC registration as a CPO, the disclosure and operations of a Portfolio would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses.

Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Portfolio and poorer overall performance for a Portfolio than if it had not entered into foreign currency forward exchange contracts. Certain Portfolios may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which a Portfolio is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Portfolio will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities.

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When required by law, a Portfolio will segregate or earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Portfolio's total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of a Portfolio's commitments with respect to such contracts.

A Portfolio may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Portfolio.

In addition, a Portfolio may be required to earmark cash or liquid assets or maintain segregated cash or liquid assets in order to cover futures transactions. A Portfolio will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Portfolio and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Portfolio.

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•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Portfolio would be required to make daily cash payments to maintain its required margin. A Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Portfolio could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with a Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Portfolios and their counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. Certain Portfolios may write call and put options. As the writer of a call option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Portfolio is not required to deliver the underlying security but retains the premium received.

Certain Portfolios may only write call options that are "covered." A call option on a security is covered if (a) a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Portfolio in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by a Portfolio; or (b) a Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Portfolio in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that a Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Portfolios may write put options. As the writer of a put option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

A Portfolio may only write put options that are "covered." A put option on a security is covered if (a) a Portfolio segregates or earmarks cash or liquid assets equal to the exercise price; or (b) a Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Portfolio in segregated or earmarked cash or liquid assets.

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Selling put options involves the risk that a Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Portfolio's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Portfolio may close out an options position which it has written through a closing purchase transaction. A Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by a Portfolio. A Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Portfolio. A closing purchase transaction may or may not result in a profit to a Portfolio. A Portfolio could close out its position as an option writer only if a liquid market exists for options on the same underlying security and having the same exercise date as the option written by a Portfolio. There is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation a Portfolio can realize on an investment, or may cause a Portfolio to hold a security that it might otherwise sell.

Purchasing Options. Certain Portfolios may purchase call and put options. As the buyer of a call option, a Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Portfolio could exercise the option and acquire the underlying security at a below market price, which could result in a gain to a Portfolio, minus the premium paid. As the buyer of a put option, a Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Portfolio could exercise the option and sell the underlying security at an above market price, which could result in a gain to a Portfolio, minus the premium paid. A Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Portfolio. A Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or other assets, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the

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option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Portfolio on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Portfolio may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Portfolio could cause a Portfolio to sell portfolio securities, thus increasing a Portfolio's portfolio turnover.

•  A Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  A Portfolio's options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•  A Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Portfolio in connection with options transactions.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the

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writer of options on futures contracts, a Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Portfolio's futures position.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Portfolio's investment objectives and policies, a Portfolio is not limited to any particular form or variety of swap contract. A Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Portfolios may also enter into related derivative instruments including caps, floors and collars.

A Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Portfolio to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If a Portfolio enters into a swap agreement on other than a net basis, a Portfolio will earmark or segregate cash or liquid assets with a value equal to the full amount of a Portfolio's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make.

Certain Portfolios may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid than other types of swaps. If a Portfolio sells caps, floors and collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of a Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Portfolio against an unexpected change in the rate of inflation

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measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, a Portfolio would receive no benefit from the contract. As the seller in a credit default swap, a Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. A Portfolio will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by a Portfolio. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Many swap agreements are not traded on exchanges and not subject to a similar level of government regulation as exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations to the same extent participants are in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including future governmental regulation, could adversely affect a Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Contracts for Difference ("CFDs"). Certain Portfolios may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

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As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a Portfolio's shares, may be reduced. A Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Structured Investments. Certain Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolios are relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

INVESTMENT LIMITATIONS

Fundamental Limitations

Each Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if

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the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio (except for the Global Franchise, International Real Estate and Small Company Growth Portfolios) will not:

  (1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

  (3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

  (4)  except with respect to the Emerging Markets Domestic Debt, Focus Growth, Global Discovery, Global Real Estate, Select Global Infrastructure and U.S. Real Estate Portfolios, invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (6)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (7)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

  (8)  acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the U.S. Real Estate Portfolio will invest more than 25% of its total assets in the U.S. real estate industry, as described in its Prospectus, that the Global Real Estate Portfolio will invest more than 25% of its total assets in the real estate industry, as described in its Prospectus, and that the Select Global Infrastructure Portfolio will invest more than 25% of its total assets in the utilities industry; and

  (9)  except with respect to the Global Real Estate Portfolio, write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Each of the Global Franchise, International Real Estate and Small Company Growth Portfolios will not:

  (1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

  (2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

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  (3)  lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

  (4)  except with respect to the Global Franchise Portfolio and the International Real Estate Portfolio, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

  (5)  issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

  (6)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

  (7)  acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the International Real Estate Portfolio will invest more than 25% of its total assets in the European real estate industry, as described in its Prospectus; and

  (8)  write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations

In addition, each Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each Portfolio will not:

  (1)  purchase on margin or sell short except (i) that the Emerging Markets Domestic Debt Portfolio may sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Portfolio may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

  (2)  except with respect to the Global Real Estate Portfolio, make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

  (3)  borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that (i) the Emerging Markets Domestic Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging Markets Domestic Debt Portfolio may purchase securities while borrowings exceed 5% of its total assets, provided that the sole purpose of such borrowings is to honor redemption requests; and

  (4)  invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Whether diversified or non-diversified, each Portfolio will satisfy the diversification requirements for tax treatment as a regulated investment company ("RIC"). As a result, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

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The percentage limitations contained in these restrictions apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities. Future portfolios of the Fund may adopt different limitations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser, Sub-Advisers or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Global Franchise Portfolio); and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

With respect to the Global Franchise Portfolio, complete holdings will be available on a quarterly basis 15 calendar days after the quarter-end to current shareholders who call (800) 548-7786 or email client service at msimcs@morganstanley.com.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and/or Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Advisers or any affiliate of the Adviser or Sub-Advisers (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned

38

by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser, the Sub-Advisers, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Six business days after month end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 38 days after quarter end
Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Arnerich Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 38 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Inc.(**)	Top ten and complete	Quarterly basis portfolio holdings	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

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Name	Information Disclosed	Frequency(1)	Lag Time
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Ennis Knupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mercer Investment Consulting(*)	Complete portfolio	As needed holdings	(2)
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/ Russell/Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thomson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Gallagher Fiduciary	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after
Partners(**)			quarter end
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

  (*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

  (**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

  (1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

  (2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

  (3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

  (4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

  (5)  This information will also be provided upon request from time to time.

  (6)  Complete portfolio holdings will also be provided upon request from time to time.

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above): (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

40

The Adviser and/or Sub-Advisers shall report quarterly to the Board of Directors (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE OF SHARES

You may purchase shares of each Portfolio on any day the New York Stock Exchange ("NYSE") is open. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value. The net asset value per share of each Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time) (for each Portfolio, the "Pricing Time").

Minimum Investment

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for Class L shares of the applicable Portfolios. The minimum initial investment will be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investment will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the independent Directors of the Fund; (vii) with respect to Class I and Class P shares only, clients who owned Portfolio shares as of December 31, 2007; and (viii) investments made in connection with certain reorganizations as approved by the Adviser.

The minimum initial investment is $25,000 for Class H shares of the applicable Portfolios.

Methods of Purchase for Class I, Class P and Class L Shares

You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment Through Financial Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

Federal Funds Wire. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and State Street Bank and Trust Company ("State Street") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

  1.  Complete and sign an Account Registration Form and mail it to the address shown thereon.

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  2.  Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA# 011000028
DDA# 00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time), the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

Bank Wire. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

Check. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. — [Portfolio name]" to:

Morgan Stanley Institutional Fund, Inc.
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

A purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the Portfolios determined on the day of receipt.

Additional Investments. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, account number, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions 1 and 2 under "Federal Funds Wire" above.

Investment Through Financial Intermediaries

Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

Conversion to a New Share Class

If the value of an account containing shares of a Portfolio falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the "Purchase of Shares—Minimum Investment" section and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser's discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

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Involuntary Redemption of Shares

If the value of an account falls below the investment minimum for (i) Class L shares or (ii) Class P shares (where the applicable Portfolio does not offer Class H shares or Class L shares) because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the "Purchase of Shares—Minimum Investment" section and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

REDEMPTION OF SHARES

The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Class I, Class P and Class L shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Active International Allocation, Asian Equity, Emerging Markets, Emerging Markets Domestic Debt, International Advantage, International Equity, International Opportunity, International Real Estate, International Small Cap and Small Company Growth Portfolios redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the relevant Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first. See each Prospectus for additional information about redeeming shares of a Portfolio.

Methods of Redemption for Class I, Class P and Class L Shares

You may redeem shares directly from the Fund or through the Distributor by mail or by telephone. However, shares purchased through a Financial Intermediary must be redeemed through a Financial Intermediary. Certain Financial Intermediaries may charge an additional service or transaction fee.

By Mail. Each Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or, by overnight courier, to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., 430 West 7th Street, Kansas City, MO 64105.

"Good order" means that the request to redeem shares must include the following:

  1.  A letter of instruction, if required, or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  2.  Share certificates, if issued;

  3.  Any required signature guarantees; and

  4.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult a Fund representative.

By Telephone. You can redeem Portfolio shares (not purchased through a Financial Intermediary) by calling the Fund and requesting that the redemption proceeds be wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be

43

signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

Redemption Through Financial Intermediaries

Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

Further Redemption Information

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a new Account Registration Form.

Valuation of Shares

The net asset value per share of a class of shares of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio and may differ due to class specific expenses paid by each class. Net asset value per share of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities are generally valued at their market value.

In the calculation of a Portfolio's net asset value: (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the NASDAQ Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or Sub-Advisers that the sale price,

44

the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board.

Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Although the legal rights of Class I, Class P, Class H and Class L shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class P, Class H and Class L shares will generally be lower than the net asset value of Class I shares as a result of the shareholder services fees charged to Class P and Class H shares and the distribution and shareholder services fees charged to Class L shares and certain other class-specific expenses of Class H and Class L shares.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of the Fund consists of 10 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the "non-interested" or "Independent" Directors of the Fund. The other Director (the "Interested Director") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund and Fund stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each

45

committee, including their oversight responsibilities, are described further under the caption "Independent Directors and the Committees."

The Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Portfolios. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items germane to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Portfolios. Moreover, the Board recognizes that it may be necessary for the Portfolios to bear certain risks (such as investment risk) to achieve their investment objectives.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Independent Directors

The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Directors nomination process is provided below under the caption "Independent Directors and the Committees."

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2011) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley Funds").

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Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U. S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

  *  Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

  *  Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

  *  Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

The Director who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2011) and the other directorships, if any, held by the Interested Director, are shown below.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director**
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

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Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer–Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  **  Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or who are officers of its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2011 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2011)
Independent:
Frank L. Bowman(1)	(2)	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	(3)	over $100,000
Manuel H. Johnson	None	over $100,000

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Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2011)
Joseph J. Kearns(1)	(4)	over $100,000
Michael F. Klein	(5)	over $100,000
Michael E. Nugent	(6)	over $100,000
W. Allen Reed(1)	(7)	over $100,000
Fergus Reid(1)	(8)	over $100,000
Interested:
James F. Higgins	None	over $100,000

  1  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

  2  Focus Growth Portfolio ($10,001-$50,000); Growth Portfolio ($10,001-$50,000) and Small Company Growth Portfolio ($10,001-$50,000).

  3  Small Company Growth Portfolio ($50,001-$100,000).

  4  Emerging Markets Portfolio ($50,001-$100,000) and U.S. Real Estate Portfolio (over $100,000).

  5  Emerging Markets Portfolio ($10,001-$50,000); Emerging Markets Domestic Debt Portfolio ($10,001-$50,000); Global Real Estate Portfolio ($10,001-$50,000); International Equity Portfolio ($50,001-$100,000) and Small Company Growth Portfolio ($10,001-$50,000).

  6  Global Franchise Portfolio ($50,001-$100,000).

  7  Emerging Markets Portfolio ($50,001-$100,000); Growth Portfolio ($50,001-$100,000); International Equity Portfolio ($10,001-$50,000); Small Company Growth Portfolio ($50,001-$100,000) and U.S. Real Estate Portfolio ($10,001-$50,000).

  8  Active International Allocation Portfolio (over $100,000); Growth Portfolio (over $100,000); International Equity Portfolio (over $100,000); U.S. Real Estate Portfolio (over $100,000).

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2011, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Compliance and Insurance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent

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registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, "Independent Director"). Each Independent Director is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

  (1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

  (2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

  (3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

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During the Fund's fiscal year ended December 31, 2011, the Board of Directors held the following meetings:

Board of Directors	8
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	6

Experience, Qualifications and Attributes. The Board has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the Naval Submarine League and the American Shipbuilding Suppliers Association. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the

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J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares Inc. and his service as Trustee and Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee and Director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Directors' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Directors for the Morgan Stanley Funds

The Independent Directors and the Fund's management believe that having the same Independent Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Funds.

Shareholder Communications

Shareholders may send communications to the Fund's Board of Directors. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

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Compensation

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and, effective January 1, 2012, Sub-Committee Chairpersons receive an additional annual retainer fee of $31,500. Prior to January 1, 2012, each Sub-Committee Chairperson received an additional annual retainer fee of $15,750. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Directors from the Fund for the fiscal year ended December 31, 2011 and the aggregate compensation payable to each of the Fund's Directors by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2011.

	Compensation(1)
Name of Independent Director:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Directors(3)
Frank L. Bowman	$31,770	$225,750
Michael Bozic	33,503	241,500
Kathleen A. Dennis	31,770	225,750
Manuel H. Johnson	37,886	273,000
Joseph J. Kearns(2)	40,093	306,750
Michael F. Klein	31,770	225,750
Michael E. Nugent	58,317	420,000
W. Allen Reed(2)	31,797	225,750
Fergus Reid	33,503	259,500
Name of Interested Director:
James F. Higgins	29,149	210,000

  (1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

  (2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Directors deferred compensation from the Fund during the fiscal year ended December 31, 2011: Mr. Kearns, $14,834 and Mr. Reed, $31,797.

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  (3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2011 before deferral by the Directors under the DC Plan. As of December 31, 2011, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $532,157, $674,903 and $523,935, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2011, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

Name of Independent Director:	Retirement Benefits accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$42,107	$43,940
Manuel H. Johnson	$30,210	$64,338
Michael E. Nugent	$6,805	$57,539

  (1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by the Adviser, each Sub-Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of March 31, 2012, the Adviser, together with its affiliated asset management companies, had approximately $303.8 billion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses. The fee waivers and/or expense reimbursements for a Portfolio will continue for at

57

least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The following table reflects for each Portfolio (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended December 31, 2009, 2010 and 2011.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Portfolio	2009 (000)	2010 (000)	2011 (000)	2009 (000)	2010 (000)	2011 (000)	2009 (000)	2010 (000)	2011 (000)
Active International Allocation	$3,010	$2,504	$2,202	$280	$567	$407	$32	$53	$26
Advantage	*	$0	$0	*	$15	$51	*	$1	$0
Asian Equity	*	@	$0	*	@	$14	*	$0	$0
Emerging Markets	$20,299	$24,777	$20,287	$0	$0	$0	$221	$293	$225
Emerging Markets Domestic Debt	$80	$144	$271	$170	$207	$238	$3	$3	$13
Focus Growth	$0	$0	$94	$37	$56	$22	$1	@	$2
Global Advantage	*	$0	$0	*	$0	$19	*	$0	$0
Global Discovery	*	$0	$0	*	$0	$25	*	$0	$0
Global Franchise	$722	$653	$1,383	$11	$74	$16	$4	$4	$9
Global Insight	*	*	$0	*	*	$0	*	*	$0
Global Opportunity	*	$0	$0	*	$81	$112	*	$1	$0
Global Real Estate	$4,967	$7,189	$12,722	$0	$0	$2	$22	$30	$58
Growth	$3,299	$3,760	$4,278	$0	$0	$0	$28	$23	$26
Insight	*	*	$0	*	*	$0	*	*	$0
International Advantage	*	$0	$0	*	$0	$19	*	$0	$0
International Equity	$27,917	$32,158	$32,354	$336	$1,307	$1,356	$209	$116	$131
International Opportunity	*	$0	$0	*	$39	$61	*	@	$0
International Real Estate	$3,314	$3,356	$2,626	$0	$0	$0	$13	$10	$3
International Small Cap	$3,291	$3,654	$3,436	$0	$100	$153	$8	$7	$7
Opportunity	*	$707	$1,197	*	$0	$184	*	$7	$3
Select Global Infrastructure	*	$0	$0	*	$25	$100	*	@	$0
Small Company Growth	$10,678	$12,628	$13,471	$134	$1,076	$855	$34	$27	$51
U.S. Real Estate	$4,279	$7,182	$7,165	$0	$0	$140	$20	$39	$27

  *  Not operational for the period.

  @  Amount is less than $500.

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The following table reflects the contractual advisory fee and the maximum expense ratios for each Portfolio.

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
Active International Allocation	0.65% of the portion of the daily net assets not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion.	0.90%	1.15%	1.15%	1.65%

Advantage	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.30%	1.30%	1.09%

Asian Equity	0.95% of the portion of the daily net assets not exceeding $1 billion; and 0.90% of the daily net assets exceeding $1 billion.	1.45%	1.70%	1.70%	2.20%

Emerging Markets	1.25% of the portion of the daily net assets not exceeding $500 million; 1.20% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 1.15% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; 1.00% of the daily net assets exceeding $2.5 billion.	1.25%*	1.50%*	1.50%	2.00%

Emerging Markets Domestic Debt	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.65% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.10%	1.10%	1.60%

Focus Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.	1.00%	1.25%	1.25%	1.75%

Global Advantage	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.30%	1.55%	1.55%	2.05%

Global Discovery	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.35%	1.60%	1.60%	2.10%

Global Franchise	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.25%	1.25%	1.75%

Global Insight	1.00% of the portion of the daily net assets not exceeding $1 billion; 0.95% of the portion of the daily net assets exceeding $1 billion.	1.35%	—	1.60%	2.10%

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Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
Global Opportunity	0.90% of the portion of the daily net assets not exceeding $750 million; 0.85% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.80% of the portion of the daily net assets exceeding $1.5 billion.	1.25%	1.50%	1.50%	1.55%

Global Real Estate	0.85% of the portion of the daily net assets not exceeding $2.5 billion; and 0.80% of the portion of the daily net assets exceeding $2.5 billion.	1.05%	1.30%	1.30%	1.80%

Growth	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.	0.80%	1.05%	1.05%	1.55%

Insight	0.80% of the portion of the daily net assets not exceeding $750 million; 0.75% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; 0.70% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	—	1.30%	1.80%

International Advantage	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.25%	1.50%	1.50%	2.00%

International Equity	0.80% of the portion of the daily net assets not exceeding $10 billion; 0.75% of the portion of the daily net assets exceeding $10 billion.	0.95%	1.20%	1.20%	1.70%

International Opportunity	0.90% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion.	1.15%	1.40%	1.40%	1.90%

International Real Estate	0.80% of daily net assets.	1.00%	1.25%	1.25%	1.75%

International Small Cap	0.95% of the portion of the daily net assets not exceeding $1.5 billion; 0.90% of the portion of the daily net assets exceeding $1.5 billion.	1.15%	1.40%	1.40%	1.90%

Opportunity	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.	0.88%	1.13%	1.13%	1.63%

Select Global Infrastructure	0.85% of daily net assets.	1.15%	1.40%	1.40%	1.90%

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Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
Small Company Growth	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.30%	1.30%	1.80%

U.S. Real Estate	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.25%	1.25%	1.75%

  *  As of December 31, 2011, the expense caps for the Emerging Markets Portfolio were 1.65% and 1.90% for Class I and Class P shares, respectively. These caps were reduced to 1.25% and 1.50% for Class I and Class P shares, respectively, effective March 1, 2012.

Investment Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Emerging Markets, Global Franchise, Global Real Estate, International Equity, International Real Estate, International Small Cap and Select Global Infrastructure Portfolios) and Morgan Staley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Asian Equity, Emerging Markets, Global Franchise, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Portfolios with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Portfolios.

Proxy Voting Policy and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at http://www.sec.gov.

Principal Underwriter

Morgan Stanley Distribution, Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley Distribution, Inc., see "Distribution of Shares."

Fund Administration

The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

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For the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2009 ($000)	2010 ($000)	2011 ($000)
Active International Allocation	$409	$385	$324
Advantage	*	$2	$5
Asian Equity	*	$0	$1
Emerging Markets	$1,375	$1,692	$1,375
Emerging Markets Domestic Debt	$27	$38	$56
Focus Growth	$6	$9	$19
Global Advantage	*	$0	$2
Global Discovery	*	$0	$2
Global Franchise	$74	$73	$141
Global Insight	*	*	$0
Global Opportunity	*	$5	$10
Global Real Estate	$469	$679	$1,203
Growth	$532	$605	$689
Insight	*	*	$0
International Advantage	*	$0	$2
International Equity	$2,846	$3,358	$3,384
International Opportunity	*	$3	$5
International Real Estate	$333	$337	$263
International Small Cap	$278	$317	$303
Opportunity	*	$114	$222
Select Global Infrastructure	*	$2	$9
Small Company Growth	$956	$1,228	$1,295
U.S. Real Estate	$433	$745	$756

  *  Not operational for the period.

Sub-Administrator. Under an agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. State Street's business address is One Lincoln Street, Boston, MA 02111-2101.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111-2101, acts as the Fund's custodian. State Street is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, State Street employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804, provides dividend disbursing and transfer agency services for the Fund. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, and maintaining shareholder records and lists. Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services Company Inc. a fee, which has been approved by the Fund's Board of Directors, generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. The Fund and Morgan Stanley Services Company Inc. may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Portfolios. In such instances, the

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Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Morgan Stanley Services Company Inc.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's and/or Sub-Advisers' employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation. Generally, the portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Advisers.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley's consolidated financial results; or constitutes a violation of Morgan Stanley's risk policies and standards.

• Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Advisers or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee's actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees' prior year compensation decisions.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser and/or Sub-Advisers or their affiliates.

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Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors may include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The investment performance of the funds/accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser and/or Sub-Advisers.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Other Accounts Managed by Portfolio Managers as of December 31, 2011 (unless otherwise indicated)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Active International Allocation
Ann D. Thivierge	4	$808.6 million	2	$145.1 million	10	(1)	$4.8 billion(1)
Asian Equity
James Cheng	12	$4.2 billion	7	$2.6 billion	26	(2)	$10.9 billion(2)
Advantage, Focus Growth, Global Advantage, Growth, Small Company Growth
Sam G. Chainani	35	$17.3 billion	4	$3.8 billion	13		$1.2 billion
David S. Cohen	35	$17.3 billion	4	$3.8 billion	13		$1.2 billion
Dennis P. Lynch	35	$17.3 billion	4	$3.8 billion	13		$1.2 billion
Armistead B. Nash	35	$17.3 billion	4	$3.8 billion	13		$1.2 billion
Alexander T. Norton	35	$17.3 billion	4	$3.8 billion	13		$1.2 billion
Jason C. Yeung	35	$17.3 billion	4	$3.8 billion	13		$1.2 billion
Emerging Markets
Eric Carlson	7	$2.7 billion	5	$2.6 billion	19	(2)	$4.7 billion(2)
James Cheng	12	$4.2 billion	7	$2.6 billion	26	(2)	$10.9 billion(2)
Ana Cristina Piedrahita	7	$2.9 billion	6	$3.2 billion	21	(3)	$6.7 billion(3)
Paul C. Psaila	8	$3.0 billion	5	$2.6 billion	19	(2)	$4.7 billion(2)
Ruchir Sharma	10	$3.5 billion	7	$3.6 billion	19	(2)	$4.7 billion(2)
Emerging Markets Domestic Debt
Eric J. Baurmeister	6	$2.4 billion	13	$1.7 billion	13	(4)	$4.4 billion(4)
Federico L. Kaune	6	$2.4 billion	13	$1.7 billion	13	(4)	$4.4 billion(4)
Global Discovery, Global Insight, Insight
Burak Alici	3	$5.1 million	0	$0	0		$0
Global Franchise, International Equity
Vladimir Demine	5	$4.8 billion	7	$9.5 billion	47	(5)	$11.9 billion(5)
Christian Derold	5	$4.8 billion	7	$9.5 billion	47	(5)	$11.9 billion(5)
John S. Goodacre	5	$4.8 billion	7	$9.5 billion	47	(5)	$11.9 billion(5)
William D. Lock	5	$4.8 billion	7	$9.5 billion	47	(5)	$11.9 billion(5)
Bruno Paulson	5	$4.8 billion	7	$9.5 billion	47	(5)	$11.9 billion(5)
Walter B. Riddell	5	$4.8 billion	7	$9.5 billion	47	(5)	$11.9 billion(5)
Peter J. Wright	5	$4.8 billion	7	$9.5 billion	47	(5)	$11.9 billion(5)
Global Real Estate, International Real Estate
Theodore R. Bigman	14	$5.1 billion	12	$6.8 billion	65	(6)	$6.4 billion(6)
Angeline Ho	5	$2.3 billion	10	$6.7 billion	45	(7)	$3.6 billion(7)
Michiel te Paske	5	$2.3 billion	10	$6.5 billion	47	(7)	$3.8 billion(7)
Sven van Kemenade	5	$2.3 billion	10	$6.5 billion	47	(7)	$3.8 billion(7)

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Global Opportunity, International Advantage, International Opportunity, Opportunity
Kristian Heugh	4	$265.1 million	1	$10.0 million	0		$0
International Small Cap
Alistair Corden-Lloyd	1	$293.9 million	1	$89.0 million	2		$159.9 million
Margaret Naylor	1	$293.9 million	2	$103.7 million	2		$159.9 million
Arthur Pollock	2	$595.6 million	2	$106.8 million	9		$258.5 million
Alexander Vislykh	1	$293.9 million	2	$103.7 million	2		$159.9 million
Select Global Infrastructure
Theodore R. Bigman	14	$5.1 billion	12	$6.8 billion	65	(6)	$6.4 billion(6)
Matthew King	4	$466.6 million	1	$105.0 million	0		$0
U.S. Real Estate
Theodore R. Bigman	14	$5.1 billion	12	$6.8 billion	65	(6)	$6.4 billion

  (1)  Of these other accounts, one account with a total of approximately $121.8 million in assets, had performance-based fees.

  (2)  Of these other accounts, three accounts with a total of approximately $1.5 billion in assets, had performance-based fees.

  (3)  Of these other accounts, four accounts with a total of approximately $3.5 billion in assets, had performance-based fees.

  (4)  Of these other accounts, one account with a total of approximately $174.9 million in assets, had performance-based fees.

  (5)  Of these other accounts, two accounts with a total of approximately $677 million in assets, had performance-based fees.

  (6)  Of these other accounts, 15 accounts with a total of approximately $766.1 million in assets, had performance-based fees.

  (7)  Of these other accounts, seven accounts with a total of approximately $138.1 million in assets, had performance-based fees.

Securities Ownership of Portfolio Managers (as of December 31, 2011, unless otherwise noted)

Portfolio and Portfolio Managers	Portfolio Holdings
Active International Allocation
Ann D. Thivierge	$100,001-$500,000
Advantage
Sam G. Chainani	$50,001-$100,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$1-$10,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$50,001-$100,000
Asian Equity
James Cheng	None
Emerging Markets
Eric Carlson	$100,000-$500,000
James Cheng	$500,001-$1 million
Ana Cristina Piedrahita	$50,001-$100,000
Paul C. Psaila	$100,001-$500,000
Ruchir Sharma	Over $1 million
Emerging Markets Domestic Debt
Eric Baurmeister	$100,001-$500,000
Federico Kaune	$100,001-$500,000

65

Portfolio and Portfolio Managers	Portfolio Holdings
Focus Growth
Sam G. Chainani	$50,001-$100,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	$500,001-$1 million
Armistead B. Nash	$1-$10,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$10,001-$50,000
Global Advantage
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$1-$10,000
Alexander T. Norton	None
Jason C. Yeung	None
Global Discovery
Burak Alici	$100,001-$500,000
Global Franchise
William D. Lock	Over $1 million
Walter B. Riddell	Over $1 million
Peter J. Wright	Over $1 million
John S. Goodacre	$100,001-$500,000
Christian Derold	$100,001-$500,000
Bruno Paulson	$100,001-$500,000*
Vladimir Demine	$50,001-$100,000
Global Insight
Burak Alici	None
Global Opportunity
Kristian Heugh	$100,001-$500,000
Global Real Estate
Theodore R. Bigman	$500,001-$1 million
Angeline Ho	None**
Michiel te Paske	None**
Sven van Kemenade	None**
Growth
Sam G. Chainani	$50,001-$100,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	$500,001-$1 million
Armistead B. Nash	$1-$10,000
Alexander T. Norton	$50,001-$100,000
Jason C. Yeung	$100,001-$500,000
Insight
Burak Alici	None
International Equity
William D. Lock	Over $1 million
Walter B. Riddell	$100,001-$500,000
Peter J. Wright	Over $1 million
John S. Goodacre	$100,001-$500,000
Christian Derold	$100,001-$500,000
Bruno Paulson	$10,001-$50,000
Vladimir Demine	$10,001-$50,000
International Advantage
Kristian Heugh	None
International Opportunity
Kristian Heugh	$10,001-$50,000

66

Portfolio and Portfolio Managers	Portfolio Holdings
International Real Estate
Theodore R. Bigman	Over $1 million
Angeline Ho	None
Michiel te Paske	None
Sven van Kemenade	None
International Small Cap
Alistair Corden-Lloyd	$10,001-$50,000
Margaret Naylor	$100,001-$500,000
Arthur Pollock	$50,001-$100,000
Alexander Vislykh	$10,001-$50,000
Opportunity
Kristian Heugh	$100,001-$500,000
Select Global Infrastructure
Theodore R. Bigman	$500,001-$1 million
Matthew King	$10,001-$50,000
Small Company Growth
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	Over $1 million
Armistead B. Nash	$50,001-$100,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$100,001-$500,000
U.S. Real Estate
Theodore R. Bigman	$100,001-$500,000

  *  Not included in the table above, the portfolio manager has made investments in one or more other pooled investment vehicles (i.e., funds not formed or registered in the United States) managed by the same portfolio management team pursuant to a similar strategy.

  **  Not included in the table above, the portfolio manager has made investments in one or more other pooled investment vehicles (i.e., funds registered under the 1940 Act) managed by the same portfolio management team pursuant to a similar strategy.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Fund's independent registered public accounting firm and audits the annual financial statements of each Portfolio.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Fund's legal counsel.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Shareholder Services Plan with respect to the Class P shares of each Portfolio (except the Global Insight and Insight Portfolios which do not offer Class P shares), a Shareholder Services Plan with respect to the Class H shares of each Portfolio and a Distribution and Shareholder Services Plan with respect to Class L shares of each Portfolio under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under the Plans, each Portfolio (except the Global Insight and Insight Portfolios) pays the Distributor a shareholder services fee of up to 0.25% of the Class P shares' average daily net assets on an annualized basis. Each Portfolio also pays the Distributor a shareholder services fee of up to 0.25% of each of the Class H shares' and Class L shares' average daily net assets on an annualized basis and a distribution fee of up to 0.50% of the Class L shares' average daily net assets on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class L shares of the Advantage and Global Opportunity Portfolios to the extent it exceeds 0.04% and 0.30%, respectively, of the average daily net assets of such shares on an annualized basis. Morgan Stanley Distribution, Inc. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. The Distributor may compensate financial intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related and/or shareholder support services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. The Distributor and the Adviser also may compensate third parties out of their own assets.

67

The Plans for the Class P, Class H and Class L shares were approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.

The following table describes the shareholder servicing fees paid by each Portfolio with respect to its Class P, Class H and Class L shares, as applicable, pursuant to the Plans and the distribution-related expenses for each Portfolio with respect to its Class P, Class H and Class L shares, as applicable, for the fiscal year ended December 31, 2011. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Portfolio	Distribution and/or Total Shareholder Servicing Fees Paid by Portfolio	Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class P
Active International Allocation	$33,603	$33,358	$245
Advantage	27	0	27
Asian Equity	242	0	242
Emerging Markets	202,392	198,316	4,076
Emerging Markets Domestic Debt	21,495	20,394	1,101
Focus Growth	4,370	3,002	1,368
Global Advantage	256	0	256
Global Discovery	251	0	251
Global Franchise	33,422	28,431	4,991
Global Opportunity	28	0	28
Global Real Estate	276,749	271,295	5,454
Growth	363,834	351,663	12,171
International Advantage	252	0	252
International Equity	2,456,496	2,438,318	18,178
International Opportunity	300	0	300
International Real Estate	11,741	9,631	2,110
International Small Cap	243,481	243,418	63
Opportunity	7,491	0	7,491
Select Global Infrastructure	279	0	279
Small Company Growth	1,007,515	1,004,292	3,223
U.S. Real Estate	238,799	231,065	7,734
Class H
Active International Allocation	**	**	**
Advantage	$2,604	$2,348	$256
Asian Equity	242	0	242
Emerging Markets	**	**	**
Emerging Markets Domestic Debt	5,425	5,429	-4
Focus Growth	**	**	**
Global Advantage	2,244	359	1,885
Global Discovery	2,926	377	2,549
Global Franchise	**	**	**
Global Insight	17	0	17
Global Opportunity	13,714	9,916	3,798
Global Real Estate	28,493	14,489	14,004
Growth	**	**	**
Insight	17	0	17
International Advantage	1,736	356	1,380
International Equity	**	**	**
International Opportunity	2,131	458	1,673
International Real Estate	**	**	**
International Small Cap	**	**	**
Opportunity	564,216	466,683	97,533
Select Global Infrastructure	279	0	279
Small Company Growth	10,652	9,721	931
U.S. Real Estate	8,486	7,338	1,148

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Portfolio	Distribution and/or Total Shareholder Servicing Fees Paid by Portfolio		Distribution and/or Shareholder Servicing Expenses*	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class L
Active International Allocation	**		**	**
Advantage	$64	(1)	$13	$51
Asian Equity	723		0	723
Emerging Markets	**		**	**
Emerging Markets Domestic Debt	37,155		36,695	460
Focus Growth	**		**	**
Global Advantage	766		0	766
Global Discovery	751		0	751
Global Franchise	**		**	**
Global Insight	1		0	1
Global Opportunity	1,750	(2)	2,790	-1,040
Global Real Estate	53,508		51,521	1,987
Growth	**		**	**
Insight	1		0	1
International Advantage	754		0	754
International Equity	**		**	**
International Opportunity	894		0	894
International Real Estate	**		**	**
International Small Cap	**		**	**
Opportunity	272,890		229,621	43,269
Select Global Infrastructure	834		0	834
Small Company Growth	1,654		1,502	152
U.S. Real Estate	5,619		4,951	668
Fund Total	$5,923,569		$5,677,750	$245,819

  *  Includes payments for distribution and/or shareholder servicing to third parties and affiliated entities.

  **  Not operational for the period.

  (1)  The distribution and shareholder servicing fee paid by the Advantage Portfolio pursuant to the Class L Plan reflects a waiver of $1,126.

  (2)  The distribution and shareholder servicing fee paid by the Global Opportunity Portfolio pursuant to the Class L Plan reflects a waiver of $2,625.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley ("Morgan Stanley Smith Barney"), Citigroup Global Markets Inc. ("CGM"), certain insurance companies and/or other unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to an Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to an Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser and/or the Distributor (e.g., gross sales or number of accounts). The amount of these payments may be different for different Intermediaries.

69

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

  (1)  on Class I, Class P, Class H and Class L shares of the Portfolios held in traditional brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

  (2)  on Class I and Class P shares of the Portfolios held in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney, in addition to the amounts referenced in paragraph (1) above, an ongoing annual fee in an amount up to 35% of each Portfolio's advisory fees accrued from the average daily net asset value of such shares.

  (3)  On Class I and Class P shares of the Portfolios held in taxable accounts through any fee-based advisory program offered by Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.08% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney and CGM may provide Morgan Stanley Smith Barney and CGM and their financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which Morgan Stanley Smith Barney and CGM do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios or the amount that the Portfolios receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney and CGM as to their compensation. Currently, there are no compensation arrangements in place with other Intermediaries.

BROKERAGE PRACTICES

Portfolio Transactions

The Adviser and/or Sub-Advisers are responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Advisers serve as investment adviser to a number of clients, including other investment companies. The Adviser and/or Sub-Advisers attempt to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, the Adviser and/or Sub-Advisers consider various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

The Adviser and/or Sub-Advisers select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Adviser and/or Sub-Advisers effect transactions with those broker-dealers that they believe provide prompt execution of orders in an effective manner at the most favorable prices. The Adviser and/or Sub-Advisers may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund, the Adviser and/or the Sub-Advisers. Services provided may include

70

certain research services (as described below), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated on behalf of both the Adviser and its affiliated investment advisers. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. Such transactions include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Services Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

71

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended December 31, 2009, 2010 and 2011, the Fund did not effect any principal transactions with an affiliated broker or dealer.

Brokerage Commissions Paid

During the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid brokerage commissions of approximately $13,691,791, $13,006,131 and $12,788,501, respectively. During the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid in the aggregate $178,702, $213,013 and $157,372, respectively, in brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended December 31, 2011, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 1.23% of the total brokerage commissions paid by the Fund during the year 2011 and were paid on account of transactions having an aggregate dollar value equal to approximately 2.05% of the aggregate dollar value of all portfolio transactions of the Fund during the year 2011 for which commissions were paid.

During the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid in the aggregate $0, $306,743 and $444,009, respectively, as brokerage commissions to Citigroup, Inc. and/or its affiliated broker-dealers. During the fiscal year ended December 31, 2011, the brokerage commissions paid to Citigroup, Inc. and/or its affiliated broker-dealers represented approximately 3.47% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 3.73% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

For the fiscal year ended December 31, 2011, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2011
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers			Commissions Paid to Citigroup, Inc. and/or its affiliated broker-dealers
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Active International Allocation	$222,313	$0	0.00%	0.00%	$3,266	1.47%	0.85%
Advantage	$3,247	$366	11.27%	11.76%	$0	0.00%	0.00%
Asian Equity	$1,875	$133	7.09%	4.84%	$19	1.01%	0.88%
Emerging Markets	$4,415,616	$68,866	1.56%	2.32%	$268,156	6.07%	5.46%
Emerging Markets Domestic Debt	$0	$0	0.00%	0.00%	$0	0.00%	0.00%
Focus Growth	$11,493	$784	6.82%	7.70%	$289	2.51%	2.10%
Global Advantage	$2,013	$18	0.89%	1.87%	$0	0.00%	0.00%
Global Discovery	$6,051	$316	5.22%	5.70%	$0	0.00%	0.00%
Global Franchise	$135,501	$7	0.01%	0.00%	$4,632	3.42%	2.98%
Global Insight*	$482	$0	0.00%	0.00%	$0	0.00%	0.00%
Global Opportunity	$16,173	$280	1.73%	4.99%	$0	0.00%	0.00%
Global Real Estate	$1,415,361	$37,314	2.64%	5.37%	$22,556	1.59%	1.03%
Growth	$259,333	$0	0.00%	0.00%	$404	0.16%	0.06%
Insight*	$468	$0	0.00%	0.00%	$0	0.00%	0.00%
International Advantage	$1,931	$7	0.36%	0.43%	$0	0.00%	0.00%
International Equity	$3,474,209	$0	0.00%	0.00%	$119,753	3.45%	6.98%
International Opportunity	$8,121	$106	1.31%	4.29%	$0	0.00%	0.00%

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	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2011
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers			Commissions Paid to Citigroup, Inc. and/or its affiliated broker-dealers
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
International Real Estate	$312,324	$0	0.00%	0.00%	$8,831	2.83%	1.94%
International Small Cap	$763,576	$0	0.00%	0.00%	$2,611	0.34%	0.32%
Opportunity	$176,349	$14,168	8.03%	12.35%	$0	0.00%	0.00%
Select Global Infrastructure	$12,714	$36	0.28%	0.18%	$1,672	13.15%	6.58%
Small Company Growth	$1,076,241	$7,272	0.68%	1.33%	$9,941	0.92%	1.43%
U.S. Real Estate	$473,110	$27,699	5.85%	11.71%	$1,879	0.40%	0.94%

  *  The Portfolio commenced operations on December 28, 2011.

For the fiscal years ended December 31, 2009 and 2010, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows. No brokerage commissions were paid to Citigroup, Inc. and/or its affiliated broker-dealers by any Portfolio during the period from June 1, 2009 to December 31, 2009.

	Brokerage Commission Paid During Fiscal Years Ended December 31, 2009 and 2010
	Fiscal Year Ended December 31, 2009		Fiscal Year Ended December 31, 2010
Portfolio	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Citigroup, Inc. and/or its affiliated broker-dealers
Active International Allocation	$355,625	$—	$159,406	$0	$0
Advantage	$—	$—	$2,655	$181	$56
Asian Equity*	$—	$—	$569	$0	$0
Emerging Markets	$4,611,176	$96,921	$3,773,907	$129,180	$190,157
Emerging Markets Domestic Debt	$308	$—	$0	$0	$0
Focus Growth	$2,289	$251	$13,189	$160	$438
Global Advantage*	$—	$—	$440	$0	$0
Global Discovery*	$—	$—	$572	$0	$0
Global Franchise	$47,026	$—	$83,928	$655	$4,748
Global Insight**	$—	$—	$—	$—	$—
Global Opportunity	$—	$—	$8,437	$0	$0
Global Real Estate	$888,085	$11,119	$835,409	$16,249	$5,879
Growth	$351,906	$18,642	$491,650	$7,665	$6,262
Insight**	$—	$—	$—	$—	$—
International Advantage*	$—	$—	$712	$0	$0
International Equity	$3,633,228	$522	$4,251,088	$0	$45,978
International Opportunity	$—	$—	$8,295	$0	$0
International Real Estate	$681,219	$7,374	$659,222	$0	$25,539
International Small Cap	$1,341,290	$1,561	$848,784	$0	$14,354
Opportunity	$—	$—	$69,282	$911	$0
Select Global Infrastructure***	$—	$—	$7,075	$46	$0
Small Company Growth	$794,728	$—	$1,025,019	$4,545	$5,169
U.S. Real Estate	$550,508	$22,231	$766,492	$53,421	$8,161

  *  The Portfolio commenced operations on December 28, 2010.

  **  The Portfolio commenced operations on December 28, 2011.

***  The Portfolio commenced operations on September 20, 2010.

Regular Broker-Dealers

The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar

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amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2011, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

Portfolio	Regular Broker-Dealer	Approximate Value of Portfolio Holdings as of December 31, 2011
Active International Allocation	Credit Suisse Group AG	$448,000
	Deutsche Bank Financial LLC	638,000
	HSBC Holdings PLC	3,410,000
	Barclays Capital Group	434,000
	UBS Financial Services, Inc.	756,000
Emerging Markets Domestic Debt	Banco Santander	249,000
	JP Morgan Securities LLC	2,767,000
Global Opportunity	Deutsche Bank Financial LLC	278,000
Growth	Goldman Sachs & Co.	1,895,000
International Advantage	Deutsche Bank Financial LLC	129,000
International Equity	UBS Financial Services, Inc.	44,547,000
	Barclays Capital Group	32,827,000
International Opportunity	Deutsche Bank Financial LLC	94,000
Opportunity	Deutsche Bank Financial LLC	7,929,000

Portfolio Turnover

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

Description of Shares and Voting Rights

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 37.5 billion shares of common stock, par value $.001 per share ($.003 with respect to the Emerging Markets Domestic Debt Portfolio—Class I, Class P, Class H and Class L shares), from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund. No portfolio of the Fund is subject to the liabilities of any other portfolio of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see

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"Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Regulated Investment Company Qualification

Each Portfolio intends to qualify and elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by a Portfolio will be treated as qualifying income to the extent they are attributable to the issuer's current and accumulated earnings and profits. Distributions in excess of the distributing issuer's current and accumulated earnings and profits will first reduce the Portfolio's basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Portfolio's basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Portfolio held the stock for more than a year.

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For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the dividends-received deduction for corporate shareholders.

General Tax Treatment of Qualifying RICs and Shareholders

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by each Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently 15%). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose, "qualified dividends" means dividends received by a Portfolio from certain U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. Thereafter, each Portfolio's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend paid by a Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of each Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income

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tax rate of 35%, except as noted above) to the extent of each Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, for taxable years beginning before January 1, 2013 the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by a Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the Internal Revenue Service ("IRS") and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

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Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Fund may be required to withhold and remit to the U.S. Treasury an amount equal (as of the date hereof) to 28% (scheduled to increase to 31% after 2012) of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, the Fund and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

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A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Active International Allocation, Asian Equity, Emerging Markets Domestic Debt, Emerging Markets, Global Advantage, Global Discovery, Global Franchise, Global Insight, Global Opportunity, Global Real Estate, International Advantage, International Equity, International Opportunity, International Real Estate, International Small Cap and Select Global Infrastructure Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

Investments in a foreign corporation that are considered to be a passive foreign investment company for federal income tax purposes may cause a Portfolio to accrue certain amounts as taxable income in advance of the receipt of cash.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership ("Foreign Shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

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If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains and amounts retained by the Fund that are reported as undistributed capital gains.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (or later date if extended by the U.S. Congress), the Fund is not required to withhold any amounts with respect to distributions to Foreign Shareholders that are properly reported by the Fund as "interest-related dividends" or "short-term capital gains dividends," provided that the income is not subject to federal income tax if earned directly by the Foreign Shareholder. However, the Fund generally intends to withhold these amounts regardless of the fact that it was not required to do so. Any amounts withheld from payments made to a Foreign Shareholder are eligible to be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

A Portfolio may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

The Fund will be required to withhold U.S. federal withholding taxes (at 30%) from certain "withholdable payments" made to a non-U.S. shareholder (other than a individual) after 2013, unless the non-U.S. shareholder complies with certain U.S. tax reporting (and, in some cases, withholding) requirements (generally relating to the entity's U.S. owners or account holders, if any) or otherwise qualifies for an exemption from such withholding. Withholdable payments generally will include interest (including original issue discount), dividends, rents, annuities, and other fixed or determinable annual or periodical gains, profits or income, if such payments are derived from U.S. sources, as well as gross proceeds from dispositions of securities that could produce U.S. source interest or dividends. Income which is effectively connected with the conduct of a U.S. trade or business, is not, however, included in this definition.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended and the possible applicability of the U.S. estate tax.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 30, 2012, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares.

Portfolio	Name and Address	% of Class
Class I

Active International Allocation	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	71.21%

80

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. 517 Kelsey Rd. Sheffield, MA 01257-9699	5.27%

Growth	Northern Trust Co. P.O. Box 92994 Chicago, IL 60675	48.70%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	27.19%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	6.04%

	Northern Trust Co. P.O. Box 92994 Chicago, IL 60675	5.55%

Emerging Markets	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	28.19%

	Northern Trust Co. P.O. Box 92994 Chicago, IL 60675	20.42%

	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	15.00%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	6.32%

Emerging Markets Domestic Debt	Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480-1533	60.99%

	Bell Atlantic Master Trust 295 N Maple Ave. Building 7, 1st Floor Basking Ridge, NJ 07920	9.52%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	8.72%

	Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480-1533	7.40%

81

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. 1595 Broadway New York, NY 10036	5.08%

Focus Growth	Trukan & Co. P.O. Box 3699 Wichita, KS 67201	61.81%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	7.54%

	Taynik & Co. c/o State Street Bank & Trust Co. 200 Clarendon St. FPG 90 Boston, MA 02116	5.56%

Global Franchise	Trust Company of Illinois 1901 Butterfield Road Suite 1000 Downers Grove, IL 60515-4007	31.99%

	Pershing LLC One Pershing Plaza 14th Fl. Jersey City, NJ 07399	13.93%

	Kruger Inc. Master Trust 200 Bay St. 21st Floor Toronto, Ontario Canada 033 M5J2J5	10.04%

	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	6.54%

Global Insight	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Global Opportunity	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	51.98%

	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	47.74%

Global Real Estate	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	8.37%

	State Street Bank & Trust Co. P.O. Box 5501 Boston, MA 02206	6.80%

82

Portfolio	Name and Address	% of Class
Insight	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

International Equity	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	20.74%

	National Financial Services 200 Liberty St. New York, NY 10281	15.04%

	Northern Trust Co. P.O. Box 92994 Chicago, IL 60675	6.21%

	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	5.81%

International Opportunity	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

International Real Estate	Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480-1533	39.47%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	24.41%

	National Financial Services 200 Liberty St. New York, NY 10281	15.25%

International Small Cap	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	44.42%

	Factory Mutual Insurance Co. P.O. Box 9198 225 Wyman St. Waltham, MA 02451	22.56%

	National Financial Services 200 Liberty St. New York, NY 10281	11.82%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	10.46%

83

Portfolio	Name and Address	% of Class
Opportunity	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	35.36%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	34.44%

	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.67%

Select Global Infrastructure	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	84.52%

	Morgan Stanley & Co. 1595 Broadway New York, NY 10036	15.48%

Small Company Growth	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	34.64%

	Wells Fargo Bank 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	7.58%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	6.26%

	Northern Trust Co. P.O. Box 92994 Chicago, IL 60675	5.96%

	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	5.88%

	Frontier Trust Company Po Box 10758 Fargo, ND 58106-0758	5.47%

U.S. Real Estate	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	16.77%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	15.93%

84

Portfolio	Name and Address	% of Class
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	9.60%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	8.27%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	7.09%

Class P

Active International Allocation	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	70.25%

	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	18.49%

Advantage	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.0%

Growth	State of Florida Employees Deferred Compensation Plan P.O. Box 182029 Columbus, OH 43218	40.36%

	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	16.66%

	DCGT as TTEE and/or Cust Attn: Npio Trade Desk 711 High St. Des Moines, IA 50392-0001	11.82%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	11.63%

	Nationwide Life Insurance Co. GPVA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	5.53%

85

Portfolio	Name and Address	% of Class
	National Financial Services 200 Liberty St. New York, NY 10281	5.28%

Emerging Markets	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	64.74%

	National Financial Services 200 Liberty St. New York, NY 10281	8.27%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	6.90%

	Fidelity Investments Institutional Operations Co. 100 Magellan Way KW1C Covington, KY 41015	6.19%

Emerging Markets Domestic Debt	National Financial Services 200 Liberty St. New York, NY 10281	60.33%

	Morgan Stanley & Co. Plaza Scotia Bank Ste 704 273 Ponce De Leon Ave San Juan PR 00917	19.74%

	Brenton D. Anderson P.O. Box 56 Etna, NH 03750-0056	7.63%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	6.61%

Focus Growth	Norwest Bank Colorado NA 8515 E Orchard Rd. Englewood, CO 80111	28.43%

	Brian T. Marshall 87 Monroe St. Pelham, NY 10803	17.71%

	National Financial Services 200 Liberty St. New York, NY 10281	13.74%

	Morgan Stanley & Co. 8210 SE 33rd Place Mercer Island, WA 98040	13.54%

86

Portfolio	Name and Address	% of Class
	Hermine Hilton 26666 Seagull Dr. Malibu, CA 90265	11.84%

	Morgan Stanley & Co. 15 Enterprise Aliso Viejo, CA 92656	7.29%

Global Franchise	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	42.58%

	Morgan Stanley & Co 1600 Kongens Gade 00802 St. Thomas FF 00000	9.02%

Global Opportunity	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Global Real Estate	National Financial Services 200 Liberty St. New York, NY 10281	81.60%

International Equity	National Financial Services 200 Liberty St. New York, NY 10281	91.87%

International Opportunity	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

International Real Estate	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	66.92%

	Nora Effron 1070 Park Avenue New York, NY 10128-1000	5.32%

International Small Cap	National Financial Services 200 Liberty St. New York, NY 10281	98.17%

Opportunity	US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	99.50%

Select Global Infrastructure	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

87

Portfolio	Name and Address	% of Class
Small Company Growth	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	66.71%

	State Street Bk & TR 105 Rosemont Ave Westwood, MA 02090-2318	8.60%

U.S. Real Estate	The Union Central Life Insurance Co. 5900 O St. Lincoln, NE 68510-2234	32.28%

	Ameritas Life Insurance Corp Separate Account G 5900 O St. Lincoln, NE 68510-2234	11.65%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	11.40%

	Trukan & Co. P.O. Box 3699 Wichita, KS 67201-3699	8.57%

	Searless Valley Minerals Ops Inc. 11500 Outlook St. Overland Park, KS 66211-1804	5.05%

Class H

Emerging Markets Domestic Debt	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	96.70%

Global Insight	Dennis P. Lynch c/o Morgan Stanley Investment Management 522 Fifth Av. New York, NY 10036	58.49%

	David Cohen c/o Morgan Stanley Investment Management 522 Fifth Av. New York, NY 10036	16.94%

	Mary Sue Marshall c/o Morgan Stanley Investment Management 522 Fifth Av. New York, NY 10036	11.70%

	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Av. New York, NY 10036	11.70%

88

Portfolio	Name and Address	% of Class
Global Opportunity	Morgan Stanley & Co. 2 Ridge Rd. Rumson, NJ 07760-1959	12.61%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.56%

	Pershing LLC One Pershing Plaza 14th Fl Jersey City, NJ 07399	6.61%

Global Real Estate	Oppenheimer & Co. Inc. 138th Street & Convent Ave Rm W112 New York, NY 10031	34.72%

	Oppenheimer & Co. Inc. 2005 Revocable Trust 6 Bass Pond Lane Weston, MA 02493-1070	19.69%

	Morgan Stanley & Co. PO Box 365 Prescott, WI 54021-0365	10.85%

	Oppenheimer & Co. Inc. 16030 Ventura Blvd Ste. 380 Encino, CA 91436-2778	10.29%

Insight	Dennis P. Lynch c/o Morgan Stanley Investment Management 522 Fifth Av. New York, NY 10036	58.43%

	David Cohen c/o Morgan Stanley Investment Management 522 Fifth Av. New York, NY 10036	17.03%

	Mary Sue Marshall c/o Morgan Stanley Investment Management 522 Fifth Av. New York, NY 10036	11.69%

	Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Av. New York, NY 10036	11.69%

International Opportunity	Morgan Stanley & Co. 2 Ridge Rd. Rumson, NJ 07760-1959	69.22%

	David Cohen c/o Morgan Stanley Investment Management 522 Fifth Av. New York, NY 10036	18.11%

89

Portfolio	Name and Address	% of Class
	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	12.67%

Opportunity	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	17.04%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.92%

	Pershing LLC One Pershing Plaza 14th Fl Jersey City, NJ 07399	6.96%

	First Clearing LLC 10750 Wheat First Drive WS1165 Glen Allen, VA 23060-9243	6.75%

Select Global Infrastructure	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Class L

Emerging Markets Domestic Debt	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	91.75%

	Morgan Stanley & Co. 11531 Skyline Drive Santa Ana, CA 92705-2480	7.28%

Global Insight	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Global Opportunity	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	19.45%

	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	17.58%

	Raymond James & Assoc. Inc. 3085 Kiowa Dr. Loveland, CO 80538-8642	13.92%

90

Portfolio	Name and Address	% of Class
	State Street Bank & Trust Co. 4109 Cato Rd. Nashville, TN 37218-3712	9.36%

	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.95%

Global Real Estate	Morgan Stanley & Co. Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	29.58%

	Morgan Stanley 200 Avenue F NE Winter Haven, FL 33881-4131	12.47%

	Morgan Stanley & Co. PO Box 025645 Miami, FL 33102	10.64%

	Morgan Stanley & Co. 210 East Laurier Place Bryn Mawr, PA 19010-2250	9.20%

	Morgan Stanley & Co. 1101 Red Rose Ln Villanova, PA 19085	5.14%

Insight	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

International Opportunity	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Opportunity	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	21.29%

	Citigroup Global Markets Inc. 333 West 34th Street—3rd Fl New York, NY 10901	9.68%

	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	9.59%

	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	8.66%

91

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

PERFORMANCE INFORMATION

The average annual compounded rates of return (unless otherwise noted) for the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2011 and for the period from inception through December 31, 2011 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	-14.56%	-3.66%	4.84%	5.36%
Class P	01/02/96	-14.75%	-3.90%	4.57%	4.35%
Advantage* Class I	06/30/08	5.33%	N/A	N/A	4.73%
Class P	05/21/10	5.07%	N/A	N/A	16.05%
Class H	06/30/08	5.06%	N/A	N/A	4.49%
Class L	06/30/08	5.19%	N/A	N/A	4.53%
Asian Equity Class I	12/28/10	-16.88%	N/A	N/A	-15.19%
Class P	12/28/10	-17.08%	N/A	N/A	-15.38%
Class H	12/28/10	-17.08%	N/A	N/A	-15.38%
Class L	12/28/10	-17.57%	N/A	N/A	-15.88%
Emerging Markets Class I	09/25/92	-18.41%	0.23%	12.98%	8.70%
Class P	01/02/96	-18.63%	-0.02%	12.69%	7.48%
Emerging Markets Domestic Debt Class I	02/01/94	-3.66%	5.15%	9.74%	9.58%
Class P	01/02/96	-3.90%	4.86%	9.46%	9.78%
Class H	01/02/08	-3.88%	N/A	N/A	5.03%
Class L	06/16/08	-4.34%	N/A	N/A	4.84%
Focus Growth Class I	03/08/95	-7.30%	3.76%	3.79%	9.87%
Class P	01/02/96	-7.53%	3.49%	3.53%	7.73%
Global Advantage Class I	12/28/10	0.34%	N/A	N/A	0.43%
Class P	12/28/10	0.07%	N/A	N/A	0.17%
Class H	12/28/10	0.08%	N/A	N/A	0.18%
Class L	12/28/10	-0.44%	N/A	N/A	-0.34%
Global Discovery Class I	12/28/10	-7.72%	N/A	N/A	-7.93%
Class P	12/28/10	-7.98%	N/A	N/A	-8.19%
Class H	12/28/10	-7.96%	N/A	N/A	-8.17%
Class L	12/28/10	-8.41%	N/A	N/A	-8.62%
Global Franchise Class I	11/28/01	9.38%	4.74%	10.44%	10.85%
Class P	11/28/01	8.98%	4.46%	10.15%	10.55%
Global Opportunity* Class I	05/30/08	-4.90%	N/A	N/A	2.83%
Class P	05/21/10	-5.16%	N/A	N/A	16.07%
Class H	05/30/08	-5.18%	N/A	N/A	2.60%
Class L	05/30/08	-5.19%	N/A	N/A	2.51%
92

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Global Real Estate Class I	08/30/06	-9.67%	-4.94%	N/A	-1.76%
Class P	08/30/06	-9.91%	-5.21%	N/A	-2.03%
Class H	01/02/08	-9.90%	N/A	N/A	-4.34%
Class L	06/16/08	-10.33%	N/A	N/A	-4.13%
Growth Class I	04/02/91	-3.01%	3.34%	3.42%	8.73%
Class P	01/02/96	-3.27%	3.09%	3.17%	6.83%
International Advantage Class I	12/28/10	-1.31%	N/A	N/A	-1.40%
Class P	12/28/10	-1.57%	N/A	N/A	-1.66%
Class H	12/28/10	-1.57%	N/A	N/A	-1.65%
Class L	12/28/10	-2.09%	N/A	N/A	-2.17%
International Equity Class I	08/04/89	-7.63%	-2.63%	5.72%	8.53%
Class P	01/02/96	-7.83%	-2.88%	5.47%	7.34%
International Opportunity Class I	03/31/10	-10.16%	N/A	N/A	4.73%
Class P	03/31/10	-10.33%	N/A	N/A	4.47%
Class H	03/31/10	-10.30%	N/A	N/A	4.49%
Class L	03/31/10	-10.81%	N/A	N/A	3.95%
International Real Estate Class I	10/01/97	-19.92%	-11.92%	9.59%	6.87%
Class P	10/01/97	-20.16%	-12.14%	9.31%	6.61%
International Small Cap Class I	12/15/92	-18.33%	-6.39%	6.45%	8.29%
Class P	10/21/08	-18.56%	N/A	N/A	6.25%
Opportunity* Class I	08/12/05	-0.46%	5.16%	N/A	6.58%
Class P	05/21/10	-0.72%	N/A	N/A	14.44%
Class H	05/28/98	-0.73%	4.86%	3.85%	3.68%
Class L	05/28/98	-1.17%	4.18%	3.17%	2.97%
Select Global Infrastructure Class I	09/20/10	15.95%	N/A	N/A	16.57%
Class P	09/20/10	15.67%	N/A	N/A	16.29%
Class H	09/20/10	15.67%	N/A	N/A	16.29%
Class L	09/20/10	15.12%	N/A	N/A	15.73%
Small Company Growth Class I	11/01/89	-9.12%	0.49%	5.68%	10.39%
Class P	01/02/96	-9.28%	0.24%	5.42%	8.99%
U.S. Real Estate Class I	02/24/95	5.57%	-1.70%	10.99%	12.69%
Class P	01/02/96	5.26%	-1.97%	10.70%	11.71%

†    Performance information for the Class H and Class L shares of the Active International Allocation, Emerging Markets, Focus Growth, Global Franchise, Growth, International Equity, International Real Estate, International Small Cap, Small Company Growth and U.S. Real Estate Portfolios will be provided once the Class H and Class L shares have completed a full calendar year of operations. Performance information for the Class I, Class H and Class L shares of the Global Insight and Insight Portfolios will be provided once the Portfolios have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I, Class H and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I, Class A and Class C shares of the applicable Predecessor Fund.

93

The average annual compounded rates of return, inclusive of a maximum sales charge of 3.50% for Emerging Markets Domestic Debt Portfolio and 4.75% for Advantage, Asian Equity, Global Advantage, Global Discovery, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Opportunity and Select Global Infrastructure Portfolios, of the Class H shares of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2011 and for the period from inception through December 31, 2011 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage* Class H	06/30/08	0.08%	N/A	N/A	3.04%
Asian Equity Class H	12/28/10	-21.03%	N/A	N/A	-19.38%
Emerging Markets Domestic Debt Class H	01/02/08	-7.22%	N/A	N/A	4.09%
Global Advantage Class H	12/28/10	-4.68%	N/A	N/A	-4.55%
Global Discovery Class H	12/28/10	-12.36%	N/A	N/A	-12.51%
Global Opportunity* Class H	05/30/08	-9.64%	N/A	N/A	1.22%
Global Real Estate Class H	01/02/08	-14.13%	N/A	N/A	-5.50%
International Advantage Class H	12/28/10	-6.26%	N/A	N/A	-6.30%
International Opportunity Class H	03/31/10	-14.56%	N/A	N/A	1.62%
Opportunity* Class H	05/28/98	-5.45%	3.84%	3.34%	3.30%
Select Global Infrastructure Class H	09/20/10	10.17%	N/A	N/A	11.94%

†    Performance information for the Class H shares of the Active International Allocation, Emerging Markets, Focus Growth, Global Franchise, Global Insight, Growth, Insight, International Equity, International Real Estate, International Small Cap, Small Company Growth and U.S. Real Estate Portfolios will be provided once the Class H shares have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class H shares for periods prior to May 21, 2010 reflects the performance of the Class A shares of the applicable Predecessor Fund.

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Class I Shares (with the exception of Opportunity Portfolio which shows results for Class H Shares) of the Portfolios for the 1-, 5- and 10- year periods ended December 31, 2011 and for the period from inception through December 31, 2011 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	-14.79%	-4.32%	4.22%	3.91%
Advantage* Class I	06/30/08	5.24%	N/A	N/A	4.48%
Asian Equity Class I	12/28/10	-16.88%	N/A	N/A	-15.19%
Emerging Markets Class I	09/25/92	-18.48%	-0.71%	12.17%	7.79%
Emerging Markets Domestic Debt Class I	02/01/94	-5.59%	2.93%	7.16%	4.09%

94

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Focus Growth Class I	03/08/95	-7.30%	3.74%	3.77%	7.61%
Global Advantage Class I	12/28/10	0.21%	N/A	N/A	0.31%
Global Discovery Class I	12/28/10	-7.93%	N/A	N/A	-8.14%
Global Franchise Class I	11/28/01	8.95%	3.72%	9.57%	9.99%
Global Opportunity* Class I	05/30/08	-6.06%	N/A	N/A	2.46%
Global Real Estate Class I	08/30/06	-10.18%	-5.71%	N/A	-2.58%
Growth Class I	04/02/91	-3.04%	3.28%	3.37%	7.22%
International Advantage Class I	12/28/10	-1.69%	N/A	N/A	-1.78%
International Equity Class I	08/04/89	-7.93%	-3.71%	4.44%	6.95%
International Opportunity Class I	03/31/10	-10.98%	N/A	N/A	4.18%
International Real Estate Class I	10/01/97	-20.37%	-12.67%	8.56%	5.94%
International Small Cap Class I	12/15/92	-18.22%	-7.28%	5.18%	6.88%
Opportunity* Class H	05/28/98	-5.45%	3.84%	3.34%	3.10%
Select Global Infrastructure Class I	09/20/10	14.82%	N/A	N/A	15.66%
Small Company Growth Class I	11/01/89	-9.37%	0.26%	5.20%	8.02%
U.S. Real Estate Class I	02/24/95	5.25%	-5.00%	7.33%	9.03%

†    Performance information for the Class I shares of the Global Insight and Insight Portfolios will be provided once the Portfolios have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I and Class H shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I and Class A shares, respectively, of the applicable Predecessor Fund.

The average annual compounded rates of return (after taxes on distributions and redemptions) (unless otherwise noted) for the Class I shares (with the exception of Opportunity Portfolio which shows results for Class H shares) of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2011 and for the period from inception through December 31, 2011 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	-9.03%	-3.03%	4.13%	3.98%
Advantage* Class I	06/30/08	3.59%	N/A	N/A	3.92%
Asian Equity Class I	12/28/10	-10.97%	N/A	N/A	-12.91%
Emerging Markets Class I	09/25/92	-11.50%	0.29%	11.80%	7.61%
Emerging Markets Domestic Debt Class I	02/01/94	-2.10%	3.14%	6.94%	4.46%

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Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Focus Growth Class I	03/08/95	-4.75%	3.22%	3.29%	7.32%
Global Advantage Class I	12/28/10	0.35%	N/A	N/A	0.36%
Global Discovery Class I	12/28/10	-4.78%	N/A	N/A	-6.76%
Global Franchise Class I	11/28/01	6.76%	3.91%	9.16%	9.55%
Global Opportunity* Class I	05/30/08	-2.00%	N/A	N/A	2.36%
Global Real Estate Class I	08/30/06	-6.16%	-4.47%	N/A	-1.85%
Growth Class I	04/02/91	-1.91%	2.86%	2.95%	6.86%
International Advantage Class I	12/28/10	-0.51%	N/A	N/A	-1.26%
International Equity Class I	08/04/89	-4.46%	-2.21%	4.94%	7.10%
International Opportunity Class I	03/31/10	-5.73%	N/A	N/A	3.97%
International Real Estate Class I	10/01/97	-12.45%	-9.66%	8.40%	5.86%
International Small Cap Class I	12/15/92	-11.81%	-4.96%	5.96%	7.20%
Opportunity* Class H	05/28/98	-3.54%	3.30%	2.90%	2.77%
Select Global Infrastructure Class I	09/20/10	11.10%	N/A	N/A	13.92%
Small Company Growth Class I	11/01/89	-5.60%	0.41%	4.91%	7.90%
U.S. Real Estate Class I	02/24/95	3.63%	-3.31%	7.48%	9.01%

†    Performance information for the Class I shares of the Global Insight and Insight Portfolios will be provided once the Portfolios have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I and Class H shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I and Class A shares, respectively, of the applicable Predecessor Fund.

Calculation of Yield For Emerging Markets Domestic Debt Portfolio

The current yields for the Emerging Markets Domestic Debt Portfolio for the 30-day period ended December 31, 2011 were as follows:

Portfolio Name	Class I Shares	Class P Shares	Class H Shares	Class L Shares
Emerging Markets Domestic Debt	4.65%	4.39%	4.39%	3.88%

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2011, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

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APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

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We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the

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board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

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6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment...

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

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•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would

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exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

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2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director

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of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

A-8

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

A-9

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by Morgan Stanley Funds Board on September 27-28, 2011

A-10

APPENDIX B — DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk;

Aa: judged to be of high quality by all standards;

A: possess many favorable investment attributes and are to be considered upper medium grade obligations;

Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured;

Ba: judged to have speculative elements; their future cannot be considered well-assured;

B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments;

AA: obligation differs from the highest-rated obligations only in small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay is very strong, although not quite as strong as preferred stocks rated "AAA".

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor's ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 522 Fifth Avenue New York NY 10036 on September 27, 2012

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC. – FOCUS GROWTH PORTFOLIO	PROXY

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 27, 2012

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc. – Focus Growth Portfolio.

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all common shares of the Focus Growth Portfolio, a series of Morgan Stanley Institutional Fund, Inc., held of record by the undersigned on July 2, 2012 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036, on September 27, 2012 at 9:00 a.m., New York time, and at any adjournment or postponement thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	FGP_23729_071912

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on September 27, 2012.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/fgp-23729

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

☐ To vote in accordance with the Board’s recommendation mark this box. No other vote is necessary.

		FOR	AGAINST	ABSTAIN
1.

To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 28, 2012, between Morgan Stanley Institutional Fund, Inc.,  on behalf of the Focus Growth Portfolio (“MSIF Focus Growth”) and Morgan Stanley Focus Growth Fund (“Focus Growth”), pursuant to which substantially all of the assets and liabilities of MSIF Focus Growth will be transferred to Focus Growth in exchange for shares of Focus Growth of the Class described in the Proxy Statement and Prospectus and pursuant to which MSIF Focus Growth will be liquidated and terminated.

		☐	☐	☐

2.	To act upon such other matters as may properly come before the Meeting.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

FGP_23729_071912

PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 30 of the Fund’s Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A dated April 24, 2012 (File Nos. 2-66269; 811-2978).

ITEM 16. EXHIBITS

(1) (a)

Declaration of Trust of the Registrant, dated April 6, 1987, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 23, 1996.

(b)

Instrument Establishing and Designating Additional Classes of Shares, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 21, 1997.

(c)

Amendment to the Declaration of Trust, dated June 22, 1998, of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999.

(d)

Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002.

(e)

Amendment to the Declaration of Trust of the Registrant (changing the name of the Fund from Morgan Stanley Dean Witter American Value Fund to Morgan Stanley Dean Witter American Opportunities Fund), dated April 26, 1999, is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on April 28, 2009.

(f)

Amendment to the Declaration of Trust of the Registrant (changing the name of the Fund from Morgan Stanley Dean Witter American Opportunities Fund to Morgan Stanley Focus Growth Fund), dated July 3, 2006, is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on April 28, 2009.

(g)

Instrument Establishing and Designating Additional Classes (with respect to Class R and Class W shares), dated December 31, 2007, incorporated herein by reference to Exhibit (a)(8) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on January 27, 2009.

(h)

Amendment to the Declaration of Trust of the Registrant (changing Class D to Class I), dated March 31, 2008, is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on April 28, 2009.

(i)

Amendment to the Declaration of Trust of the Registrant (with respect to the change of Resident Agent), dated December 8, 2011, is incorporated herein by reference to Exhibit (a)(9) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on April 24, 2012

(2)

Amended and Restated By-Laws of the Registrant, dated February 27, 2008, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2008.

(3)	Not applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not applicable.

(6)

Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated July 31, 2011, is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 28, 2011.

(7)(a)

Distribution Agreement between the Registrant and Morgan Stanley Distribution, Inc., dated July 31, 2011, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 28, 2011.

(b)

Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(c)

Addendum No. 1 to the Selected Dealer Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Strategist Fund, filed on September 26, 2007.

(d)

First Amendment to Addendum No. 1 to the Selected Dealer Agreement, dated February 15, 2008, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Morgan Stanley Limited Term Municipal Trust, filed on July 25, 2008.

Form of Dealer Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Morgan Stanley Aggressive Equity Fund, filed on November 22, 2006.

(e)

Second Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997,is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on April 27, 2000.

(8)	Not applicable.

(9)(a)

Custody Agreement between Registrant and State Street Bank and Trust Company, is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund, Inc. filed on May 23, 2012.

(b)

Data Access Services Agreement between the Registrant and State Street Bank and Trust Company, dated March 7, 2008, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 30, 2010.

(10) (a)

Amended and Restated Plan of Distribution, Pursuant to Rule 12b-1, dated July 31, 2011, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Morgan Stanley Global Strategist Fund, filed on November 23, 2011.

(b)

Plan of Distribution, Pursuant to Rule 12b-1, with respect to Class R and Class W shares, dated July 31, 2011, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Morgan Stanley Global Strategist Fund, filed on November 23, 2011.

(c)

Shareholder Services Plan, with respect to Class R and Class W, dated July 31, 2011, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Morgan Stanley Global Strategist Fund, filed on November 23, 2011.

(d)

Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated July 31, 2011, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Morgan Stanley Global Strategist Fund, filed on November 23, 2011.

(11) (a)	Opinion and Consent of Dechert LLP, is filed herewith.

(12)	Form of Opinion of Dechert LLP (as to tax matters), is filed herewith.

(13) (a)

Administration Agreement between Morgan Stanley Services Company Inc. and the Registrant, dated July 31, 2011, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 28, 2011.

(b)

Transfer Agency and Service Agreement, dated June 1, 2010, between the Registrant and Morgan Stanley Services Company Inc., is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 30, 2010.

(c)

Amendment, effective June 1, 2010, to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 30, 2010.

(14)	Consent of Ernst & Young LLP (with respect to Form N-14), is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney of Trustees, dated May 1, 2012, are incorporated by reference to Exhibit (16) to the Registration Statement on Form N-14 filed on May 24, 2012.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York on this 23rd day of July, 2012.

MORGAN STANLEY FOCUS GROWTH FUND

By:	/s/ Arthur Lev
Arthur Lev
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date
(1) Principal Executive Officer		President and Principal Executive Officer

By:	/s/ Arthur Lev		July 23, 2012
Arthur Lev

(2) Principal Financial Officer		Principal Financial Officer

By:	/s/ Francis J. Smith		July 23, 2012
Francis J. Smith

(3) Majority of the Directors

INDEPENDENT TRUSTEES
Frank L. Bowman		Michael F. Klein
Michael Bozic		Michael E. Nugent
Kathleen A. Dennis		W. Allen Reed
Dr. Manuel H. Johnson		Fergus Reid
Joseph J. Kearns

By:	/s/ Carl Frischling		July 23, 2012
Carl Frischling
Attorney-in-Fact for the Independent Trustees

INTERESTED TRUSTEE
James F. Higgins

By:	/s/ Stefanie V. Chang Yu		July 23, 2012
Stefanie V. Chang Yu
Attorney-in-Fact for the Interested Trustee

EXHIBIT INDEX

(11)	(a)	Opinion and Consent of Dechert LLP.

(12)		Form of Opinion of Dechert LLP (as to tax matters).

(14)		Consent of Ernst & Young LLP (with respect to Form N-14).